UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-05159

RS Investment Trust

(Exact name of registrant as specified in charter)

388 Market Street San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

Matthew H. Scanlan c/o RS Investments 388 Market Street San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-766-3863

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

2012 Semiannual Report

All data as of June 30, 2012

RS Growth Funds

Class A, C, K, and Y Shares

•	RS Small Cap Growth Fund

•	RS Select Growth Fund

•	RS Mid Cap Growth Fund

•	RS Growth Fund

•	RS Technology Fund

•	RS Small Cap Equity Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Core Growth | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Growth Fund	Fixed Income
RS Partners Fund*	RS Technology Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Small Cap Equity Fund*	RS Low Duration Bond Fund
RS Large Cap Alpha Fund		RS High Yield Fund
RS Investors Fund	International	RS Tax-Exempt Fund
	RS International Growth Fund	RS High Income Municipal Bond Fund
Core Growth	RS Emerging Markets Fund*	RS Floating Rate Fund
RS Capital Appreciation Fund	RS Global Growth Fund	RS Strategic Income Fund
	RS Greater China Fund	RS Money Market Fund
Growth
RS Small Cap Growth Fund	Natural Resources	Other RS Funds
RS Select Growth Fund	RS Global Natural Resources Fund	RS S&P 500 Index Fund
RS Mid Cap Growth Fund

*	Closed to most new investments. Please see the prospectus for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

In the last six months I have had the pleasure of getting to know RS Investments inside and out, and I have come to the conclusion that our firm possesses three foundational qualities today’s investors are looking for in an investment partner:

1. Fundamental research capabilities

Investment insights are paramount. I’ve worked in the investment management business for more than 30 years and, since I’ve been at RS Investments, I’ve been continually impressed by our investment teams’ experience, expertise, and ability to execute. Team members work closely together to evaluate ideas, test investment theses, and lend their collective experience toward the goal of gaining a research edge and compounding long-term returns for our shareholders.

2. Robust compliance infrastructure

Investment insights depend upon deep and experienced investment talent, but those insights must be executed within sound and appropriate practices throughout the investment process. A rigorous compliance culture and a robust infrastructure have become a must-have, and I believe our capabilities in this arena are unparalleled.

3. Common risk platform

In today’s volatile markets, investors are more concerned than ever about risk. While risk management has always been built into every step of our investment process, we’re developing a common risk platform for our teams to ensure that the risks we take are deliberate in every fund we manage, while promoting the autonomous environment in which our investment teams thrive.

Looking forward

As I mentioned in the 2011 Annual Report, our priorities are clear: First and foremost, we’ll continue to enhance the fundamental research capabilities that drive the long term results you — our shareholders — seek. We’re also committed to expanding the number of investment solutions we offer to ensure the products we manage continue to serve your needs. We’re hard at work on both fronts, and look forward to delivering the investment outcomes you expect while continuing to earn your trust every day.

In the pages that follow, you’ll find an update on your investment in the RS Funds. It contains important information about your investment with our firm. Please visit www.rsinvestments.com for additional insight and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

THIS PAGE NOT PART OF YOUR FUND REPORT	www.RSinvestments.com	1

CEO’S LETTER

As with all mutual funds, the value of an investment in a Fund could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

2	www.RSinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown for such Funds would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	3

RS SMALL CAP GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Small Cap Growth Fund Commentary

Highlights

•

Small cap growth stocks as measured by the Russell 2000® Growth Index[1] advanced in the first six months of 2012, despite uncertainty over the economic outlook and the future of the European monetary union. The Russell 2000® Index[2] underperformed the larger cap S&P 500® Index[3], due in part to heightened investor risk aversion later in the period.

•

RS Small Cap Growth Fund outperformed the benchmark Russell 2000® Growth Index for the six-month period ended June 30, 2012. Fund performance relative to the benchmark was supported by stock selection in the technology, health care, energy and consumer staples sectors. Stock selection in the materials, producer durables, consumer discretionary and utilities sectors detracted from relative performance.

•	RS Small Cap Growth Fund seeks long-term capital growth by normally investing in small-cap companies that we believe will produce sustainable earnings growth over a multi-year horizon.

Market Overview

Equity markets measured by the S&P 500® Index started out the year on a positive note, as investors welcomed encouraging economic news and low U.S. interest rates. Against this backdrop, small cap growth stocks delivered strong performance, aided by more attractive valuations and a pickup in IPO and merger and acquisition activity. But optimism on the economy appeared to fade in the spring, as persistent high unemployment and weaker than expected corporate and consumer spending raised fears that the recovery might stall. Adding to this cloud of uncertainty were the ongoing debt crisis in Europe and signs of slowing economic growth in China and other Asian economies. As a result, investors became more risk averse and sold out of growth-oriented names, particularly in the technology sector. Energy stocks also fell sharply late in the period, as investors reassessed their expectations for global economic growth and raw materials demand.

Fund Performance Overview

RS Small Cap Growth Fund (Class A Shares) returned 9.73% over the six-month period ended June 30, 2012, and outperformed its benchmark, the Russell 2000® Growth Index, which returned 8.81%.

Portfolio Review

The Fund’s performance relative to the benchmark was aided by several investments in the health care sector. These included Medivation Inc., a biopharmaceutical company focused on the development of small molecule drugs to address serious diseases for which there are limited treatment options. The stock gained support from positive trial

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RS SMALL CAP GROWTH FUND

results for the company’s new prostate cancer drug, which is awaiting both U.S. Food and Drug Administration approval and approval in the European Union.

The recent pickup in mergers and acquisition activity in the health care area also benefited Fund performance during the period. Notably, Inhibitex Inc., one of our holdings, announced it was being acquired by pharmaceutical company Bristol-Myers Squibb Co. for $2.4 billion, a significant premium. Inhibitex is an early-stage biotech company focused on oral, small molecule compounds to treat viral infections such as Hepatitis C. The stock proved a strong contributor to the Fund’s relative performance.

Relative results were also supported by an investment in Ulta Salon, Cosmetics & Fragrance Inc. The retailer of both high end and discount beauty supply brands has been capitalizing on its store expansion plans and innovative customer strategy.

On a negative note, several of the Fund’s other consumer discretionary investments weighed on relative performance in a challenging environment for many retailers. Detractors included beverage chain Caribou Coffee Co. Inc., as well as Body Central Corp., a retailer of trendy young women’s apparel. We decided to sell both positions later in the period given the economic sensitivity of their models.

While the Fund’s overall stock selection in the energy sector assisted relative performance, our investment in CARBO Ceramics Inc. hurt our results. The company makes a key material used in the hydraulic fracturing, or fracking, process to improve oil and natural gas drilling production. The downward volatility in natural gas prices dampened the company’s earnings prospects earlier in the year, and we chose to exit the position.

Outlook

As we look ahead, we remain cautiously optimistic on the economic outlook even as we acknowledge near-term risks including the potential for slowing growth in Europe and China. Nonetheless, we believe that low interest rates and modest inflation in the United States will provide a favorable environment for small cap stocks. We remain focused on identifying what we believe are well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities even in a less certain economic environment. We continue to spend much of our time visiting companies in person and seeing first-hand how they are adapting to changing conditions.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

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RS SMALL CAP GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $576,999,190

Top Ten Holdings[4]

Holding	% of Total Net Assets
Vitamin Shoppe, Inc.	1.97%
Ultimate Software Group, Inc.	1.95%
Portfolio Recovery Associates, Inc.	1.93%
BioMarin Pharmaceutical, Inc.	1.82%
Grand Canyon Education, Inc.	1.82%
Aspen Technology, Inc.	1.80%
Fortinet, Inc.	1.77%
Old Dominion Freight Line, Inc.	1.76%
Hexcel Corp.	1.76%
AmTrust Financial Services, Inc.	1.74%
Total	18.32%

Sector Allocation[5]

1

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 2000® Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
5	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS SMALL CAP GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/30/87)
without sales charge	9.73%	-5.44%	20.03%	2.14%	6.92%	12.83%
with maximum sales charge	4.52%	-9.94%	18.10%	1.15%	6.40%	12.60%
Class C Shares (9/6/07)
without sales charge	9.15%	-7.08%	18.38%	—	—	0.70%
with sales charge	8.15%	-8.01%	18.38%	—	—	0.70%
Class K Shares (1/22/07)	9.42%	-6.03%	19.26%	1.40%	—	3.57%
Class Y Shares (5/1/07)	9.88%	-5.19%	20.44%	2.49%	—	3.74%
Russell 2000® Growth Index[1]	8.81%	-2.71%	18.09%	1.99%	7.39%	8.06%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Small Cap Growth Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (9/6/07), Class K shares (1/22/07), and Class Y shares (5/1/07) would have the following values as of June 30, 2012: $10,341 (Class C), $12,103 (Class K), and $12,090 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS SELECT GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Select Growth Fund Commentary

Highlights

•

Despite continued volatility, small- and mid-cap stocks, measured by the Russell 2000® Index[1] and the Russell Midcap® Index[2], advanced in the first six months of 2012, aided by low interest rates and some optimism on the economic outlook early in the year.

•

RS Select Growth Fund delivered solid positive performance for the six-month period ended June 30, 2012 while also outperforming both the Russell 2500® Growth Index[3] and Russell 2000® Growth Index[4]. Stock selection in the technology, financial services, consumer discretionary, consumer staples and materials and processing sectors supported performance relative to the Russell 2500® Growth Index. Stock selection in the health care, energy, producer durables and utilities sectors detracted from relative performance.

•	RS Select Growth Fund seeks long-term capital growth by normally investing in small- and mid-cap companies that we believe will produce sustainable earnings growth over a multi-year horizon.

Market Overview

Equity markets measured by the S&P 500®5 Index started out the year on a positive note, as investors welcomed encouraging economic news and low U.S. interest rates. Against this backdrop, small- and mid-cap growth stocks delivered strong performance, aided by more attractive valuations and a pickup in IPO and merger and acquisition activity. But optimism on the economy appeared to fade in the spring, as persistent high unemployment and weaker than expected corporate and consumer spending raised fears that the recovery might stall. Adding to this cloud of uncertainty were the ongoing debt crisis in Europe and signs of slowing economic growth in China and other Asian economies. As a result, investors became more risk averse and sold out of growth-oriented names, particularly in the technology sector. Energy stocks also fell sharply late in the period, as investors reassessed their expectations for global economic growth and raw materials demand.

Fund Performance Overview

RS Select Growth Fund (Class A Shares) gained 9.19% for the six months ended June 30, 2012, outperforming the benchmark Russell 2500® Growth Index and the benchmark Russell 2000® Growth Index, which returned 8.44% and 8.81% respectively for the six-month period.

Portfolio Review

The Fund’s performance relative to the Russell 2500® Growth Index was assisted by an investment in Align Technology Inc., maker of Invisalign clear teeth aligners that provide

8	www.RSinvestments.com

RS SELECT GROWTH FUND

an alternative to wire and bracket braces in the treatment of orthodontic cases. Align Technology continues to report solid revenue and earnings growth, as its aligners gain popularity especially in the lucrative teen orthodontics market.

Stock selection in the consumer discretionary space also aided relative performance, due in part to an investment in Ulta Salon, Cosmetics & Fragrance Inc. The retailer has continued to report solid revenue performance, even as it has taken market share away from competitors by selling a broad range of high end and discount lines of beauty supply and personal care products.

Relative performance also benefited from stock selection in the financial services sector, where a standout contributor was Portfolio Recovery Associates Inc., a company that buys delinquent debt from credit card companies and other creditors and then deploys technology and its proprietary debt collection methods to recover payment. Portfolio Recovery has been able to sustain strong profit margins and we remain positive on the outlook for its business.

On a negative note, stock selection in the energy sector weighed on relative performance in a difficult market environment for energy-related stocks. Major detractors from the Fund’s relative performance included Oil States International Inc. and CARBO Ceramics Inc. Oil States International supplies tubing, casing and pipes, as well as well-site services and technology to support oil and gas drilling. CARBO Ceramics makes a key material used in the hydraulic fracturing, or fracking, process to improve oil and natural gas drilling production. While we held onto our investment in Oil States International, we opted to liquidate our investment in CARBO Ceramic given concerns over how quickly the company’s business could adapt to changing dynamics in the oil and natural gas markets.

We also sold our investment in consumer discretionary holding Tempur-Pedic International Inc., another detractor for the period. A large player in the market for therapeutic mattresses, Tempur-Pedic saw its earnings growth slow in early 2012 due to aggressive price competition from other mattress companies that have recently entered its market niche.

Outlook

As we look ahead, we remain cautiously optimistic on the economic outlook even as we acknowledge near-term risks including the potential for slowing growth in Europe and China. Nonetheless, we believe that low interest rates and modest inflation in the United States will provide a favorable environment for small- and mid-cap stocks. We remain focused on identifying what we believe are well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities even in a less certain economic environment. We continue to spend much of our time visiting companies in person and seeing first-hand how they are adapting to changing conditions.

www.RSinvestments.com	9

RS SELECT GROWTH FUND

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation.

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RS SELECT GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $176,994,168

Top Ten Holdings[6]
Holding	% of Total Net Assets
Ultimate Software Group, Inc.	3.25%
Portfolio Recovery Associates, Inc.	3.20%
Align Technology, Inc.	2.77%
Hexcel Corp.	2.65%
Ulta Salon, Cosmetics & Fragrance, Inc.	2.58%
Aspen Technology, Inc.	2.47%
Cyberonics, Inc.	2.45%
Oil States International, Inc.	2.42%
Old Dominion Freight Line, Inc.	2.36%
LKQ Corp.	2.35%
Total	26.50%

Sector Allocation[7]

1

The Russell 2000® Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

The Russell 2500® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2500® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
7	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS SELECT GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (8/1/96)
without sales charge	9.19%	0.84%	23.84%	4.71%	6.95%	10.69%
with maximum sales charge	3.99%	-3.94%	21.85%	3.69%	6.43%	10.35%
Class C Shares (11/15/07)
without sales charge	8.81%	-0.12%	22.70%	—	—	3.20%
with sales charge	7.81%	-1.12%	22.70%	—	—	3.20%
Class K Shares (2/12/07)	8.87%	0.19%	22.79%	3.64%	—	4.81%
Class Y Shares (5/1/09)	9.35%	1.10%	24.18%	—	—	24.07%
Russell 2500® Growth Index[3]	8.44%	-3.19%	19.38%	2.35%	8.35%	6.62%	*
Russell 2000® Growth Index[4]	8.81%	-2.71%	18.09%	1.99%	7.39%	4.98%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Select Growth Fund and in the Russell 2500® Growth Index and the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (11/15/07), Class K shares (2/12/07), and Class Y shares (5/1/09) would have the following values as of June 30, 2012: $11,567 (Class C), $12,878 (Class K), and $19,790 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS MID CAP GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Mid Cap Growth Fund Commentary

Highlights

•

Mid-cap growth stocks measured by the Russell Midcap® Growth Index[1] delivered solid positive performance in the first six months of 2012 despite heightened market volatility, continued economic uncertainty and reduced investor appetite for risk.

•

RS Mid Cap Growth Fund delivered positive performance while also outpacing the benchmark Russell Midcap® Growth Index. Relative performance was assisted by stock selection in the financial services, producer durables, consumer staples, energy, health care and materials and processing sectors. Stock selection in the technology and consumer discretionary sectors detracted from relative returns.

•	RS Mid Cap Growth Fund seeks long-term capital growth by normally investing in mid-cap companies that we believe will produce sustainable earnings growth over a multi-year horizon.

Market Overview

Equity markets measured by the S&P 500®2 Index started out the year on a positive note, as investors welcomed encouraging economic news and low U.S. interest rates. But optimism on the economy appeared to fade in the spring, as persistent high unemployment and weaker than expected corporate and consumer spending raised fears that the recovery might stall. Adding to this cloud of uncertainty were the ongoing debt crisis in Europe and signs of slowing economic growth in China and other Asian economies. As a result, investors became more risk averse and sold out of growth-oriented names, particularly in the technology sector. Energy stocks also fell sharply late in the period, as investors reassessed their expectations for global economic growth and raw materials demand.

Fund Performance Overview

RS Mid Cap Growth Fund (Class A Shares) gained 10.11% for the six-months ended June 30, 2012, outperforming the benchmark Russell Midcap® Growth Index, which returned 8.10%.

Portfolio Review

The Fund’s performance relative to the Russell Midcap® Growth Index was supported by an investment in Regeneron Pharmaceuticals, a biotech company that has benefited from strong early demand for its drug Eylea, an injectable treatment for wet age-related macular degeneration (AMD), a common cause of blindness in the elderly. Eylea received FDA approval in November, and has been quickly taking market share away from competing treatments in a sizable addressable market.

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RS MID CAP GROWTH FUND

Several consumer oriented stocks also delivered strong relative performance in the first half of 2012. These included discount online travel booking company Priceline.com Inc., which has benefited from value-conscious consumers’ search for discounted airfares.

Beauty products retailer Ulta Salon, Cosmetics & Fragrance Inc. was another positive contributor during the period. The company has continued to gain market share by offering a broad range of beauty products, from high end brand names and salon products to discount lines. The company reported continued strong sales trends in early 2012, aided by new product offerings and growth in its online business.

On a negative note, a number of the Fund’s holdings in the drilling equipment and services area weighed on relative performance in a challenging environment for energy-related stocks. Detractors included Oil States International Inc. and Gardner Denver, Inc. Oil States supplies tubing, casing and pipes, as well as well-site services and technology to support oil and gas drilling. Gardner Denver is a leading global manufacturer of industrial compressors, blowers and pumps, including pumps used in the hydraulic fracturing process for oil and natural gas drilling. Due to Gardner Denver’s exposure to European industrial companies, we chose to sell the position during the period. Despite the recent downward volatility in energy-related stocks, we remain positive on the outlook for equipment and services companies that help improve the safety and productivity of oil and gas production.

Relative performance was also hindered by our investment in Tempur-Pedic International Inc., a pioneer in the therapeutic foam mattresses market. Tempur-Pedic has recently faced increased price competition from other mattress companies looking to enter its lucrative product niche. Given the competitive pressures facing the company, we decided to sell our position and deploy our capital to investments with what we perceive to be better long-term growth potential.

Outlook

As we look ahead, we remain cautiously optimistic on the economic outlook even as we acknowledge near-term risks including the potential for slowing growth in Europe and China. Nonetheless, we believe that low interest rates and modest inflation in the United States will provide a favorable environment for mid-cap stocks. We remain focused on identifying what we believe are well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities even in a less certain economic environment. We continue to spend much of our time visiting companies in person and seeing first-hand how they are adapting to changing conditions.

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RS MID CAP GROWTH FUND

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

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RS MID CAP GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $59,176,306

Top Ten Holdings[3]
Holding	% of Total Net Assets
Ulta Salon, Cosmetics & Fragrance, Inc.	2.56%
Nordstrom, Inc.	2.48%
McCormick & Co., Inc.	2.46%
Alexion Pharmaceuticals, Inc.	2.36%
Hexcel Corp.	2.34%
Ecolab, Inc.	2.31%
Oil States International, Inc.	2.29%
Compass Minerals International, Inc.	2.26%
Ross Stores, Inc.	2.26%
Cree, Inc.	2.25%
Total	23.57%

Sector Allocation[4]

1

The Russell Midcap® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS MID CAP GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (7/12/95)
without sales charge	10.11%	-0.95%	20.84%	-1.07%	6.90%	8.23%
with maximum sales charge	4.85%	-5.65%	18.92%	-2.03%	6.39%	7.91%
Class C Shares (5/21/07)
without sales charge	9.62%	-1.90%	19.52%	-2.10%	—	-2.02%
with sales charge	8.62%	-2.88%	19.52%	-2.10%	—	-2.02%
Class K Shares (12/4/06)	9.91%	-1.47%	20.15%	-1.69%	—	0.22%
Class Y Shares (5/1/07)	10.31%	-0.70%	21.14%	-0.76%	—	0.18%
Russell Midcap® Growth Index[1]	8.10%	-2.99%	19.01%	1.90%	8.47%	7.67%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Mid Cap Growth Fund and in the Russell Midcap® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/21/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of June 30, 2012: $9,008 (Class C), $10,123 (Class K), and $10,091 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Growth Fund Commentary

Highlights

•	Large-cap growth stocks, measured by the Russell 1000® Growth Index[1], delivered solid positive performance in the first half of the year, outpacing the broader S&P 500 Index[2].

•

RS Growth Fund outperformed the benchmark Russell 1000® Growth Index in the first half of 2012, aided by stock selection in the consumer staples, financial services, materials and processing and health care sectors. Stock selection in the energy and technology sectors detracted from the Fund’s relative performance.

•	RS Growth Fund seeks long-term capital growth by normally investing in large-cap companies that we believe will produce sustainable earnings growth over a multi-year horizon.

Market Overview

Equity markets measured by the S&P 500® Index started out the year on a positive note, as investors welcomed encouraging economic news and low U.S. interest rates. But optimism on the economy appeared to fade in the spring, as persistent high unemployment and weaker than expected corporate and consumer spending raised fears that the recovery might stall. Adding to this cloud of uncertainty were the ongoing debt crisis in Europe and signs of slowing economic growth in China and other Asian economies. As a result, investors became more risk averse and sold out of growth-oriented names, particularly in the technology sector. Energy stocks also fell sharply late in the period, as investors reassessed their expectations for global economic growth and raw materials demand. Against this backdrop, large-cap stocks outperformed smaller cap stocks as risk adverse investors sought safety in proven market leaders with stable earnings growth.

Fund Performance Overview

RS Growth Fund (Class A Shares) returned 11.05% over the six-month period ended June 30, 2012, outperforming the benchmark Russell 1000® Growth Index, which gained 10.08% for the same period.

Portfolio Review

One of the strongest contributors to the Fund’s performance relative to the Russell 1000® Growth Index was an investment in grocery chain Whole Foods. Whole Foods sells a mix of organic foods and natural supplements, along with some high end, gourmet items and more value-oriented private label products. This strategy has helped the company thrive in a difficult economic environment and highly competitive grocery store market. We remain optimistic on the company’s prospects given its healthy sales trends, increasing store traffic, and an ongoing expansion that has targeted smaller niche markets and fill-in locations that may benefit from lower rents and less competition.

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RS GROWTH FUND

Relative performance has also been supported by an investment in eBay. The Internet commerce pioneer has benefited from the rising volume of merchandise offered over its signature website, as well as from continued growth in its PayPal online payments business. The company is also seeing continued penetration into the European market, where ecommerce has been expanding at double-digit rates.

In the health care sector, Cerner Corp. was another strong contributor to relative performance. A leading provider of electronic medical records, Cerner has reported strong bookings and earnings, aided by government funding to spur the ongoing migration to electronic medical record-keeping.

Stock selection in the energy sector hindered the Fund’s relative performance in a difficult environment for oil- and gas-related stocks. One significant detractor in the energy space was Pioneer Natural Resources Co., an independent oil and gas exploration and production company with operations in the United States and South Africa.

An investment in specialty biopharmaceutical company Shire was another detractor during the period. Expectations for the company’s new enzyme replacement drug faded after the Food and Drug Administration delayed approval of the compound and requested costly new trials. The company withdrew its application for Food and Drug Administration approval, and in light of this development we chose to exit the position.

Renewed economic concerns later in the second quarter also weighed on a number of holdings with perceived cyclical exposure. These included heavy equipment manufacturer Caterpillar Inc., an investment in the producer durables area.

Outlook

As we look ahead, we remain cautiously optimistic on the economic outlook even as we acknowledge near-term risks including the potential for slowing growth in Europe and China. Nonetheless, we believe that low interest rates and modest inflation in the United States will provide a favorable environment for stocks. We remain focused on identifying what we believe are well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities even in a less certain economic environment. We continue to spend much of our time visiting companies in person and seeing first-hand how they are adapting to changing conditions.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

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RS GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $101,853,613

Top Ten Holdings[3]

Holding	% of Total Net Assets
Apple, Inc.	7.37%
Philip Morris International, Inc.	3.57%
Microsoft Corp.	3.30%
Gilead Sciences, Inc.	3.09%
The Coca-Cola Co.	3.09%
United Parcel Service, Inc., Class B	3.05%
Google, Inc., Class A	3.00%
eBay, Inc.	2.68%
Starbucks Corp.	2.51%
Amazon.com, Inc.	2.38%
Total	34.04%

Sector Allocation[4]

1

The Russell 1000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/12/92)
without sales charge	11.05%	3.24%	15.33%	-0.86%	6.10%	8.67%
with maximum sales charge	5.74%	-1.66%	13.49%	-1.82%	5.58%	8.40%
Class C Shares (6/29/07)
without sales charge	10.45%	1.73%	13.81%	-1.97%	—	-1.97%
with sales charge	9.45%	0.73%	13.81%	-1.97%	—	-1.97%
Class K Shares (11/27/06)	10.79%	2.64%	14.69%	-1.37%	—	0.44%
Class Y Shares (5/1/07)	11.22%	3.45%	15.56%	-0.65%	—	0.38%
Russell 1000® Growth Index[1]	10.08%	5,76%	17.50%	2.87%	6.03%	7.27%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Growth Fund and in the Russell 1000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (6/29/07), Class K shares (11/27/06), and Class Y shares (5/1/07) would have the following values as of June 30, 2012: $9,052 (Class C), $10,248 (Class K), and $10,200 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS TECHNOLOGY FUND

Investment Style:

Technology Sector

RS Technology Fund Commentary

Highlights

•

Technology stocks as measured by S&P North American Technology Sector IndexTM1 delivered strong performance in the early months of 2012 as investors sought to position themselves for improving IT spending trends. While technology shares gave back some ground as investors became more risk averse later in the period, they nonetheless had positive results for the six-month period overall.

•

RS Technology Fund, which invests across the capitalization spectrum, underperformed the S&P North American Technology Sector IndexTM for the six-month period ended June 30, 2012. Performance by some of the Fund’s smaller cap holdings was particularly weak as investors shed risk in the second quarter and sold shares with less assured near-term earnings prospects.

•	RS Technology Fund seeks long-term capital growth by investing in technology companies that we believe have greater long-term earnings potential relative to market expectations.

Market Overview

Equity markets measured by the S&P 500® Index2 started out the year on a positive note, aided by encouraging economic news and low U.S. interest rates. Against this backdrop, technology related stocks delivered strong performance, supported by expectations for higher corporate IT spending in the second half of the year. But optimism on the economy faded in the spring, as persistent high unemployment and lackluster corporate and consumer spending trends raised fears that the recovery might stall. Adding to this cloud of uncertainty were the ongoing debt crisis in Europe and signs of slowing economic growth in China and other Asian economies. Investors became more risk averse in the second quarter and sold out of growth-oriented names, particularly in the technology sector.

Fund Performance Overview

RS Technology Fund (Class A Shares) returned 10.10% in the six months ended June 30, 2012, compared with an 11.17% return by the S&P North American Technology Sector IndexTM and a 9.49% return by the broader S&P 500® Index.

Portfolio Review

This first six months of 2012 were once again marked by significant shifts in investor sentiment and tolerance for risk, dynamics that broadly impacted the technology sector. Within this environment, the Fund remained focused on finding innovative companies across the market cap spectrum that we believe possess strong management teams, solid revenue growth and proprietary technology.

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RS TECHNOLOGY FUND

Detractors from the Fund’s relative performance included OCZ Technology Group Inc., a supplier of high performance, customizable solid state drives and memory modules used to store data. Despite the recent pressure on OCZ Technology’s share price, we believe the company is well positioned to capitalize on the continued explosion in data storage needs, especially given the proliferation in cloud computing.

Silicon Graphics International Corp. was another detractor. A maker of rack-mounted computer servers used in large-scale data centers, Silicon Graphics disappointed investors by lowering its earnings guidance to reflect higher costs and charges associated with the restructuring of its European business. Nonetheless, we remain positive on Silicon Graphic’s prospects, as the company’s open architecture, scalable, built-to-order rackmount servers are in high demand to accommodate growing data volumes and applications requirements.

The Fund’s largest individual holding was Apple Inc., a company that continues to experience strong demand for its new iPhones and iPads. Nonetheless, Apple received a smaller weighting in the Fund than in the benchmark S&P North American Technology Sector IndexTM, which meant the Fund was less able to capitalize on the company’s strong share price performance. From a risk management standpoint, we were not comfortable taking such a large stake in any single company, no matter how positive we were on its prospects. That said, the Fund’s positioning in Apple did detract from performance relative to the benchmark.

By contrast, the Fund’s underweight position in Google Inc., as compared to the benchmark weighting, aided relative performance. Shares of Google lost ground due in part to investor concerns over the strength of the company’s advertising sales and its heavy investments in its Android operating system and Google+ social networking initiative. We believe these efforts will ultimately work to the company’s advantage, however, as Google has continued to find ways to monetize its dominance in the Internet search market while exploring new revenue opportunities.

The Fund’s relative performance was also aided by our investment in Sourcefire, a provider of cybersecurity solutions. With the proliferation of cloud computing and the growing use of mobile devices, IT security threats have been growing more complex, and networking security remains an area where enterprises have continued to spend money.

We also benefited from an investment in the recent IPO of Synacor, a company that supplies Internet portals that enable users to access online media content. The stock performed well after the IPO, buoyed by investor optimism over the company’s growth prospects. After strong performance in the stock, we chose to exit the position during the period.

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RS TECHNOLOGY FUND

Outlook

We believe that innovation across the market-cap spectrum will continue to drive new investment opportunities in the technology space. With technology themes such as consolidation, cloud computing, IT efficiency, cybersecurity and social networking, we see expanding potential for opportunity in technology companies. We believe that new products and applications continue to support strong top-line revenue growth, earnings performance and market share gains for many technology companies.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility.

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RS TECHNOLOGY FUND

Characteristics (unaudited)

Total Net Assets: $213,825,750

Top Ten Holdings[3]

Holding	% of Total Net Assets
Apple, Inc.	9.77%
Google, Inc., Class A	5.15%
Microsoft Corp.	4.71%
QUALCOMM, Inc.	4.17%
OCZ Technology Group, Inc.	2.89%
Cree, Inc.	2.88%
eBay, Inc.	2.50%
Citrix Systems, Inc.	2.49%
Amazon.com, Inc.	2.47%
Fortinet, Inc.	2.29%
Total	39.32%

Sector Allocation[4]

1

The S&P North American Technology Sector IndexTM is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results for periods after August 29, 1996 assume the reinvestment of dividends paid on the stocks constituting the index; for periods through August 29, 1996, index returns do not reflect the reinvestment of dividends. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS TECHNOLOGY FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/15/95)
without sales charge	10.10%	-8.35%	18.38%	4.07%	11.27%	8.15%
with maximum sales charge	4.90%	-12.68%	16.48%	3.06%	10.73%	7.84%
Class C Shares (5/2/07)
without sales charge	9.72%	-8.99%	17.37%	3.08%	—	4.27%
with sales charge	8.72%	-9.86%	17.37%	3.08%	—	4.27%
Class K Shares (1/19/07)	9.77%	-8.92%	17.56%	3.36%	—	5.88%
Class Y Shares (5/1/07)	10.34%	-8.03%	18.76%	4.42%	—	5.77%
S&P North American Technology Sector IndexTM 1	11.17%	6.96%	17.08%	3.99%	7.76%	7.28%	*
S&P 500® Index[2]	9.49%	5.45%	16.40%	0.22%	5.33%	7.04%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Technology Fund and in the S&P North American Technology Sector IndexTM and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/2/07), Class K shares (1/19/07), and Class Y shares (5/1/07) would have the following values as of June 30, 2012: $12,411 (Class C), $13,648 (Class K), and $13,363 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS SMALL CAP EQUITY FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Small Cap Equity Fund Commentary

Highlights

•

Small cap growth stocks as measured by the Russell 2000® Growth Index[1] advanced in the first six months of 2012, despite uncertainty over the economic outlook and the future of the European monetary union. The Russell 2000® Index[2] underperformed the larger cap S&P 500® Index[3], due in part to heightened investor risk aversion later in the period.

•

RS Small Cap Equity Fund outperformed the benchmark Russell 2000® Growth Index for the six-month period ended June 30, 2012. Fund performance relative to the benchmark was supported by stock selection in the technology, health care, energy and consumer staples sectors. Stock selection in the materials, producer durables, and utilities sectors detracted from relative performance.

•	RS Small Cap Equity Fund seeks long-term capital growth by normally investing in small-cap companies that we believe will produce sustainable earnings growth over a multi-year horizon.

Market Overview

Equity markets measured by the S&P 500® Index started out the year on a positive note, as investors welcomed encouraging economic news and low U.S. interest rates. Against this backdrop, small cap growth stocks delivered strong performance, aided by more attractive valuations and a pickup in IPO and merger and acquisition activity. But optimism on the economy appeared to fade in the spring, as persistent high unemployment and weaker than expected corporate and consumer spending raised fears that the recovery might stall. Adding to this cloud of uncertainty were the ongoing debt crisis in Europe and signs of slowing economic growth in China and other Asian economies. As a result, investors became more risk averse and sold out of growth-oriented names, particularly in the technology sector. Energy stocks also fell sharply late in the period, as investors reassessed their expectations for global economic growth and raw materials demand.

Fund Performance Overview

RS Small Cap Equity Fund (Class A Shares) returned 9.78% over the six-month period ended June 30, 2012, and outperformed its benchmark, the Russell 2000® Growth Index, which returned 8.81%.

Portfolio Review

The Fund’s performance relative to the benchmark was aided by several investments in the health care sector. These included Medivation Inc., a biopharmaceutical company focused on the development of small molecule drugs to address serious diseases for

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RS SMALL CAP EQUITY FUND

which there are limited treatment options. The stock gained support from positive trial results for the company’s new prostate cancer drug, which is awaiting both U.S. Food and Drug Administration approval and approval in the European Union.

The recent pickup in mergers and acquisition activity in the health care area also benefited Fund performance during the period. Notably, Inhibitex Inc., one of our holdings, announced it was being acquired by pharmaceutical company Bristol-Myers Squibb Co. for $2.4 billion, a significant premium. Inhibitex is an early-stage biotech company focused on oral, small molecule compounds to treat viral infections such as Hepatitis C. The stock proved a strong contributor to the Fund’s relative performance.

Relative results were also supported by an investment in Ulta Salon, Cosmetics & Fragrance Inc. The retailer of both high end and discount beauty supply brands has been capitalizing on its store expansion plans and innovative customer strategy.

On a negative note, several of the Fund’s other consumer discretionary investments weighed on relative performance in a challenging environment for many retailers. Detractors included beverage chain Caribou Coffee Co. Inc., as well as Body Central Corp., a retailer of trendy young women’s apparel. We decided to sell both positions later in the period given the economic sensitivity of their models.

While the Fund’s overall stock selection in the energy sector assisted relative performance, our investment in CARBO Ceramics Inc. hurt our results. The company makes a key material used in the hydraulic fracturing, or fracking, process to improve oil and natural gas drilling production. The downward volatility in natural gas prices dampened the company’s earnings prospects earlier in the year, and we chose to exit the position.

Outlook

As we look ahead, we remain cautiously optimistic on the economic outlook even as we acknowledge near-term risks including the potential for slowing growth in Europe and China. Nonetheless, we believe that low interest rates and modest inflation in the United States will provide a favorable environment for small cap stocks. We remain focused on identifying what we believe are well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities even in a less certain economic environment. We continue to spend much of our time visiting companies in person and seeing first-hand how they are adapting to changing conditions.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Small cap investing entails special risks. Small-cap stocks have tended to be more volatile and to drop more in down markets than large-cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources and management.

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RS SMALL CAP EQUITY FUND

Characteristics (unaudited)

Total Net Assets: $100,123,377

Top Ten Holdings[4]

Holding	% of Total Net Assets
Portfolio Recovery Associates, Inc.	1.93%
Vitamin Shoppe, Inc.	1.92%
Ultimate Software Group, Inc.	1.90%
BioMarin Pharmaceutical, Inc.	1.79%
Grand Canyon Education, Inc.	1.78%
Aspen Technology, Inc.	1.76%
Fortinet, Inc.	1.75%
AmTrust Financial Services, Inc.	1.73%
Old Dominion Freight Line, Inc.	1.73%
Hexcel Corp.	1.72%
Total	18.01%

Sector Allocation[5]

1

The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 2000® Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
5	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS SMALL CAP EQUITY FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/1/97)
without sales charge	9.78%	-5.59%	19.52%	2.52%	7.65%	8.03%
with maximum sales charge	4.60%	-10.07%	17.59%	1.53%	7.12%	7.69%
Class C Shares (8/7/00)
without sales charge	9.33%	-6.53%	18.38%	1.58%	6.62%	3.19%
with sales charge	8.33%	-7.47%	18.38%	1.58%	6.62%	3.19%
Class K Shares (5/15/01)	9.66%	-5.90%	19.14%	2.18%	7.30%	6.15%
Class Y Shares (5/1/07)	9.97%	-5.32%	19.71%	2.74%	—	3.13%
Russell 2000® Growth Index[1]	8.81%	-2.71%	18.09%	1.99%	7.39%	5.25%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Small Cap Equity Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares and upon the inception of Class Y shares (5/1/07) would have the following values as of June 30, 2012: $18,987 (Class C), $20,231 (Class K), and $11,727 (Class Y). While Class C, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Park Avenue Small Cap Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

30	www.RSinvestments.com

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown for such Funds would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	31

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Based on Actual Return		Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12-6/30/12	Expense Ratio During Period 1/1/12-6/30/12
RS Small Cap Growth Fund	Class A	$1,000.00	$1,097.30	$7.04	1.35%
	Class C	$1,000.00	$1,091.50	$12.90	2.48%
	Class K	$1,000.00	$1,094.20	$10.05	1.93%
	Class Y	$1,000.00	$1,098.80	$5.43	1.04%
RS Select Growth Fund	Class A	$1,000.00	$1,091.90	$7.02	1.35%
	Class C	$1,000.00	$1,088.10	$10.85	2.09%
	Class K	$1,000.00	$1,088.70	$10.18	1.96%
	Class Y	$1,000.00	$1,093.50	$5.47	1.05%

32	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return (continued)		Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12-6/30/12	Expense Ratio During Period 1/1/12-6/30/12
RS Mid Cap Growth Fund	Class A	$1,000.00	$1,101.10	$7.31	1.40%
	Class C	$1,000.00	$1,096.20	$11.88	2.28%
	Class K	$1,000.00	$1,099.10	$10.18	1.95%
	Class Y	$1,000.00	$1,103.10	$5.91	1.13%
RS Growth Fund	Class A	$1,000.00	$1,110.50	$6.93	1.32%
	Class C	$1,000.00	$1,104.50	$13.19	2.52%
	Class K	$1,000.00	$1,107.90	$9.70	1.85%
	Class Y	$1,000.00	$1,112.20	$5.62	1.07%
RS Technology Fund	Class A	$1,000.00	$1,101.00	$8.03	1.54%
	Class C	$1,000.00	$1,097.20	$11.96	2.30%
	Class K	$1,000.00	$1,097.70	$11.35	2.18%
	Class Y	$1,000.00	$1,103.40	$6.58	1.26%
RS Small Cap Equity Fund	Class A	$1,000.00	$1,097.80	$6.78	1.30%
	Class C	$1,000.00	$1,093.30	$11.19	2.15%
	Class K	$1,000.00	$1,096.60	$8.34	1.60%
	Class Y	$1,000.00	$1,099.70	$5.22	1.00%
Based on Hypothetical Return (5% Return Before Expenses)
RS Small Cap Growth Fund	Class A	$1,000.00	$1,018.15	$6.77	1.35%
	Class C	$1,000.00	$1,012.53	$12.41	2.48%
	Class K	$1,000.00	$1,015.27	$9.67	1.93%
	Class Y	$1,000.00	$1,019.69	$5.22	1.04%
RS Select Growth Fund	Class A	$1,000.00	$1,018.15	$6.77	1.35%
	Class C	$1,000.00	$1,014.47	$10.47	2.09%
	Class K	$1,000.00	$1,015.12	$9.82	1.96%
	Class Y	$1,000.00	$1,019.64	$5.27	1.05%
RS Mid Cap Growth Fund	Class A	$1,000.00	$1,017.90	$7.02	1.40%
	Class C	$1,000.00	$1,013.53	$11.41	2.28%
	Class K	$1,000.00	$1,015.17	$9.77	1.95%
	Class Y	$1,000.00	$1,019.24	$5.67	1.13%
RS Growth Fund	Class A	$1,000.00	$1,018.30	$6.62	1.32%
	Class C	$1,000.00	$1,012.33	$12.61	2.52%
	Class K	$1,000.00	$1,015.66	$9.27	1.85%
	Class Y	$1,000.00	$1,019.54	$5.37	1.07%
RS Technology Fund	Class A	$1,000.00	$1,017.21	$7.72	1.54%
	Class C	$1,000.00	$1,013.43	$11.51	2.30%
	Class K	$1,000.00	$1,014.02	$10.92	2.18%
	Class Y	$1,000.00	$1,018.60	$6.32	1.26%
RS Small Cap Equity Fund	Class A	$1,000.00	$1,018.40	$6.52	1.30%
	Class C	$1,000.00	$1,014.17	$10.77	2.15%
	Class K	$1,000.00	$1,016.91	$8.02	1.60%
	Class Y	$1,000.00	$1,019.89	$5.02	1.00%

* Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

www.RSinvestments.com	33

This Page Intentionally Left Blank

Financial Information

Six-Month Period Ended June 30, 2012

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

June 30, 2012 (unaudited)	Shares	Value
Common Stocks – 98.3%
Aerospace – 3.0%
BE Aerospace, Inc.(1)	179,210	$7,824,308
HEICO Corp., Class A	295,211	9,523,507

		17,347,815
Asset Management & Custodian – 1.2%
Financial Engines, Inc.(1)	315,133	6,759,603

		6,759,603
Auto Parts – 1.6%
LKQ Corp.(1)	279,086	9,321,472

		9,321,472
Back Office Support, HR and Consulting – 1.0%
Huron Consulting Group, Inc.(1)	174,890	5,535,268

		5,535,268
Banks: Diversified – 1.3%
Signature Bank(1)	123,549	7,532,783

		7,532,783
Biotechnology – 5.4%
Aegerion Pharmaceuticals, Inc.(1)	281,434	4,176,481
Amicus Therapeutics, Inc.(1)	549,417	3,021,793
Dynavax Technologies Corp.(1)	792,730	3,424,594
Idenix Pharmaceuticals, Inc.(1)	371,939	3,830,972
Medivation, Inc.(1)	71,981	6,579,063
NPS Pharmaceuticals, Inc.(1)	841,647	7,246,581
Seattle Genetics, Inc.(1)	122,550	3,111,544

		31,391,028
Building: Roofing, Wallboard & Plumbing – 1.2%
Beacon Roofing Supply, Inc.(1)	270,790	6,829,324

		6,829,324
Commercial Vehicles & Parts – 0.7%
Commercial Vehicle Group, Inc.(1)	473,726	4,083,518

		4,083,518
Computer Services, Software & Systems – 18.0%
Aspen Technology, Inc.(1)	447,745	10,365,297
BroadSoft, Inc.(1)	202,347	5,859,969
CommVault Systems, Inc.(1)	90,462	4,484,201
Concur Technologies, Inc.(1)	134,960	9,190,776
Demand Media, Inc.(1)	194,595	2,179,464
ExactTarget, Inc.(1)	347,872	7,604,482
Fortinet, Inc.(1)	440,950	10,238,859
Gartner, Inc.(1)	163,641	7,044,745

36	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH FUND

June 30, 2012 (unaudited)	Shares	Value
Computer Services, Software & Systems (continued)
Infoblox, Inc.(1)	341,479	$7,830,114
InterXion Holding N.V.(1)	267,330	4,841,346
Proofpoint, Inc.(1)	330,510	5,602,145
SPS Commerce, Inc.(1)	217,490	6,607,346
Tangoe, Inc.(1)	289,320	6,165,409
Ultimate Software Group, Inc.(1)	126,486	11,272,432
VeriFone Systems, Inc.(1)	131,146	4,339,621

		103,626,206
Consumer Lending – 1.9%
Portfolio Recovery Associates, Inc.(1)	122,052	11,138,466

		11,138,466
Containers & Packaging – 1.0%
Rock-Tenn Co., Class A	108,672	5,928,058

		5,928,058
Cosmetics – 1.7%
Elizabeth Arden, Inc.(1)	254,550	9,879,085

		9,879,085
Diversified Materials & Processing – 1.8%
Hexcel Corp.(1)	393,408	10,145,992

		10,145,992
Education Services – 1.8%
Grand Canyon Education, Inc.(1)	502,357	10,519,356

		10,519,356
Financial Data & Systems – 1.0%
Wright Express Corp.(1)	94,496	5,832,293

		5,832,293
Foods – 2.1%
The Chefs’ Warehouse, Inc.(1)	251,319	4,536,308
The Hain Celestial Group, Inc.(1)	138,570	7,626,893

		12,163,201
Health Care Facilities – 0.6%
VCA Antech, Inc.(1)	156,254	3,434,463

		3,434,463
Health Care Services – 3.8%
Acadia Healthcare Co., Inc.(1)	320,760	5,626,130
HMS Holdings Corp.(1)	235,626	7,848,702
Team Health Holdings, Inc.(1)	349,208	8,412,421

		21,887,253

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	37

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

June 30, 2012 (unaudited)	Shares	Value
Insurance: Property - Casualty – 1.7%
AmTrust Financial Services, Inc.	338,863	$10,067,620

		10,067,620
Leisure Time – 0.5%
Life Time Fitness, Inc.(1)	64,200	2,985,942

		2,985,942
Machinery: Industrial – 1.3%
Middleby Corp.(1)	74,200	7,391,062

		7,391,062
Machinery: Specialty – 1.3%
Graco, Inc.	160,097	7,377,270

		7,377,270
Medical & Dental Instruments & Supplies – 5.0%
ABIOMED, Inc.(1)	266,672	6,085,455
Align Technology, Inc.(1)	290,618	9,724,078
Endologix, Inc.(1)	428,476	6,615,670
OraSure Technologies, Inc.(1)	563,300	6,331,492

		28,756,695
Medical Equipment – 2.7%
Cyberonics, Inc.(1)	200,632	9,016,402
Dexcom, Inc.(1)	506,041	6,558,291

		15,574,693
Metal Fabricating – 1.5%
RBC Bearings, Inc.(1)	179,556	8,492,999

		8,492,999
Metals & Minerals: Diversified – 1.5%
Compass Minerals International, Inc.	114,022	8,697,598

		8,697,598
Offshore Drilling & Other Services – 1.0%
Atwood Oceanics, Inc.(1)	153,880	5,822,819

		5,822,819
Oil Well Equipment & Services – 2.1%
Core Laboratories N.V.	50,325	5,832,667
OYO Geospace Corp.(1)	71,309	6,417,097

		12,249,764
Oil: Crude Producers – 3.1%
Energy XXI (Bermuda) Ltd.	214,287	6,705,040
Kodiak Oil & Gas Corp.(1)	702,926	5,771,022
Oasis Petroleum, Inc.(1)	220,060	5,321,051

		17,797,113

38	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH FUND

June 30, 2012 (unaudited)	Shares	Value
Pharmaceuticals – 4.0%
Amarin Corp. PLC, ADR(1)	195,000	$2,819,700
BioMarin Pharmaceutical, Inc.(1)	265,865	10,522,937
Jazz Pharmaceuticals PLC(1)	209,730	9,439,947

		22,782,584
Production Technology Equipment – 0.9%
FEI Co.(1)	106,140	5,077,738

		5,077,738
Restaurants – 0.8%
BJ’s Restaurants, Inc.(1)	128,498	4,882,924

		4,882,924
Scientific Instruments: Pollution Control – 1.0%
Clean Harbors, Inc.(1)	104,078	5,872,081

		5,872,081
Securities Brokerage & Services – 1.7%
FX Alliance, Inc.(1)	300,591	4,722,285
MarketAxess Holdings, Inc.	193,293	5,149,325

		9,871,610
Semiconductors & Components – 5.2%
CEVA, Inc.(1)	112,703	1,984,700
Cirrus Logic, Inc.(1)	167,960	5,018,645
Cree, Inc.(1)	321,930	8,263,943
Intermolecular, Inc.(1)	451,971	3,502,775
Microsemi Corp.(1)	464,606	8,590,565
SemiLEDs Corp.(1)	912,364	2,819,205

		30,179,833
Specialty Retail – 7.1%
Cabela’s, Inc.(1)	187,580	7,092,400
DSW, Inc., Class A	108,140	5,882,816
Express, Inc.(1)	379,170	6,889,519
Ulta Salon, Cosmetics & Fragrance, Inc.	105,207	9,824,229
Vitamin Shoppe, Inc.(1)	206,756	11,357,107

		41,046,071
Telecommunications Equipment – 0.5%
Vocera Communications, Inc.(1)	100,892	2,702,897

		2,702,897
Textiles, Apparel & Shoes – 3.3%
Crocs, Inc.(1)	340,465	5,498,510
Tumi Holdings, Inc.(1)	233,180	4,080,650
Under Armour, Inc., Class A(1)	98,582	9,314,027

		18,893,187

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	39

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

June 30, 2012 (unaudited)	Shares	Value
Truckers – 3.0%
Old Dominion Freight Line, Inc.(1)	235,191	$10,181,419
Roadrunner Transportation Systems, Inc.(1)	417,416	7,050,156

		17,231,575
Total Common Stocks (Cost $476,875,984)		567,109,259

	Principal Amount	Value
Repurchase Agreements – 4.1%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $23,453,020, due 7/2/2012(2)	$23,453,000	23,453,000
Total Repurchase Agreements (Cost $23,453,000)		23,453,000
Total Investments - 102.4% (Cost $500,328,984)		590,562,259
Other Liabilities, Net - (2.4)%		(13,563,069)
Total Net Assets - 100.0%		$576,999,190

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.50%	6/30/2017	$23,925,500

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$567,109,259	$—	$—	$567,109,259

Repurchase Agreements	—	23,453,000	—	23,453,000

Total	$567,109,259	$23,453,000	$—	$590,562,259

40	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

June 30, 2012 (unaudited)	Shares	Value
Common Stocks – 95.2%
Aerospace – 4.1%
BE Aerospace, Inc.(1)	84,366	$3,683,419
HEICO Corp., Class A	112,295	3,622,637

		7,306,056
Auto Parts – 2.3%
LKQ Corp.(1)	124,443	4,156,396

		4,156,396
Back Office Support, HR and Consulting – 1.4%
Huron Consulting Group, Inc.(1)	77,260	2,445,279

		2,445,279
Banks: Diversified – 1.2%
SVB Financial Group(1)	37,510	2,202,587

		2,202,587
Building: Roofing, Wallboard & Plumbing – 1.6%
Beacon Roofing Supply, Inc.(1)	115,690	2,917,702

		2,917,702
Computer Services, Software & Systems – 14.8%
Aspen Technology, Inc.(1)	188,540	4,364,701
BroadSoft, Inc.(1)	55,720	1,613,651
CommVault Systems, Inc.(1)	26,815	1,329,220
Concur Technologies, Inc.(1)	42,280	2,879,268
Fortinet, Inc.(1)	177,567	4,123,106
Gartner, Inc.(1)	64,911	2,794,418
InterXion Holding N.V.(1)	68,700	1,244,157
Ultimate Software Group, Inc.(1)	64,498	5,748,062
VeriFone Systems, Inc.(1)	60,858	2,013,791

		26,110,374
Consumer Lending – 3.2%
Portfolio Recovery Associates, Inc.(1)	62,076	5,665,056

		5,665,056
Containers & Packaging – 1.6%
Rock-Tenn Co., Class A	51,534	2,811,180

		2,811,180
Cosmetics – 1.5%
Elizabeth Arden, Inc.(1)	68,400	2,654,604

		2,654,604
Diversified Materials & Processing – 2.6%
Hexcel Corp.(1)	181,611	4,683,748

		4,683,748

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	41

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

June 30, 2012 (unaudited)	Shares	Value
Education Services – 2.2%
Grand Canyon Education, Inc.(1)	185,535	$3,885,103

		3,885,103
Financial Data & Systems – 4.0%
Heartland Payment Systems, Inc.	87,400	2,628,992
Vantiv, Inc., Class A(1)	75,340	1,754,668
Wright Express Corp.(1)	43,279	2,671,180

		7,054,840
Foods – 1.4%
The Hain Celestial Group, Inc.(1)	43,863	2,414,219

		2,414,219
Health Care Facilities – 2.4%
Brookdale Senior Living, Inc.(1)	151,190	2,682,111
VCA Antech, Inc.(1)	69,250	1,522,115

		4,204,226
Health Care Services – 2.1%
HMS Holdings Corp.(1)	110,226	3,671,628

		3,671,628
Leisure Time – 0.8%
Life Time Fitness, Inc.(1)	29,400	1,367,394

		1,367,394
Machinery: Industrial – 2.0%
Middleby Corp.(1)	35,240	3,510,256

		3,510,256
Machinery: Specialty – 2.0%
Graco, Inc.	78,110	3,599,309

		3,599,309
Medical & Dental Instruments & Supplies – 2.8%
Align Technology, Inc.(1)	146,674	4,907,712

		4,907,712
Medical Equipment – 5.8%
Cyberonics, Inc.(1)	96,499	4,336,665
Hologic, Inc.(1)	204,090	3,681,784
Sirona Dental Systems, Inc.(1)	48,830	2,197,838

		10,216,287
Metal Fabricating – 1.9%
RBC Bearings, Inc.(1)	72,952	3,450,630

		3,450,630
Metals & Minerals: Diversified – 2.3%
Compass Minerals International, Inc.	53,268	4,063,283

		4,063,283

42	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SELECT GROWTH FUND

June 30, 2012 (unaudited)	Shares	Value
Offshore Drilling & Other Services – 1.4%
Atwood Oceanics, Inc.(1)	66,600	$2,520,144

		2,520,144
Oil Well Equipment & Services – 3.6%
Core Laboratories N.V.	18,023	2,088,866
Oil States International, Inc.(1)	64,710	4,283,802

		6,372,668
Oil: Crude Producers – 1.6%
Energy XXI (Bermuda) Ltd.	88,870	2,780,742

		2,780,742
Pharmaceuticals – 4.0%
BioMarin Pharmaceutical, Inc.(1)	75,940	3,005,705
Jazz Pharmaceuticals PLC(1)	88,800	3,996,888

		7,002,593
Scientific Instruments: Pollution Control – 1.0%
Clean Harbors, Inc.(1)	32,797	1,850,407

		1,850,407
Securities Brokerage & Services – 1.4%
MarketAxess Holdings, Inc.	90,789	2,418,619

		2,418,619
Semiconductors & Components – 4.2%
CEVA, Inc.(1)	34,913	614,818
Cree, Inc.(1)	135,294	3,472,997
Microsemi Corp.(1)	185,819	3,435,793

		7,523,608
Specialty Retail – 8.4%
Cabela’s, Inc.(1)	94,320	3,566,240
DSW, Inc., Class A	49,008	2,666,035
Ulta Salon, Cosmetics & Fragrance, Inc.	48,895	4,565,815
Vitamin Shoppe, Inc.(1)	72,627	3,989,401

		14,787,491
Textiles, Apparel & Shoes – 3.2%
Tumi Holdings, Inc.(1)	108,550	1,899,625
Under Armour, Inc., Class A(1)	40,097	3,788,365

		5,687,990
Truckers – 2.4%
Old Dominion Freight Line, Inc.(1)	96,480	4,176,619

		4,176,619
Total Common Stocks (Cost $148,951,224)		168,418,750

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	43

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Repurchase Agreements – 5.2%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $9,213,008, due 7/2/2012(2)	$9,213,000	$9,213,000
Total Repurchase Agreements (Cost $9,213,000)		9,213,000
Total Investments - 100.4% (Cost $158,164,224)		177,631,750
Other Liabilities, Net - (0.4)%		(637,582)
Total Net Assets - 100.0%		$176,994,168

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.375%	5/31/2018	$9,401,525

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$168,418,750	$—	$—	$168,418,750

Repurchase Agreements	—	9,213,000	—	9,213,000

Total	$168,418,750	$9,213,000	$—	$177,631,750

44	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

June 30, 2012 (unaudited)	Shares	Value
Common Stocks – 99.6%
Aerospace – 1.9%
BE Aerospace, Inc.(1)	25,840	$1,128,174

		1,128,174
Asset Management & Custodian – 1.7%
Affiliated Managers Group, Inc.(1)	9,410	1,029,925

		1,029,925
Auto Parts – 2.2%
LKQ Corp.(1)	39,020	1,303,268

		1,303,268
Back Office Support, HR and Consulting – 1.5%
Verisk Analytics, Inc., Class A(1)	17,780	875,843

		875,843
Banks: Diversified – 1.2%
SVB Financial Group(1)	11,940	701,117

		701,117
Biotechnology – 4.4%
Alexion Pharmaceuticals, Inc.(1)	14,080	1,398,144
Medivation, Inc.(1)	6,570	600,498
Regeneron Pharmaceuticals, Inc.(1)	5,270	601,939

		2,600,581
Chemicals: Diversified – 4.4%
Ecolab, Inc.	19,920	1,365,117
FMC Corp.	23,470	1,255,176

		2,620,293
Computer Services, Software & Systems – 11.8%
Citrix Systems, Inc.(1)	8,580	720,205
Equinix, Inc.(1)	4,250	746,513
Fortinet, Inc.(1)	51,675	1,199,893
Gartner, Inc.(1)	17,400	749,070
Intuit, Inc.	21,580	1,280,773
Salesforce.com, Inc.(1)	5,830	806,056
Teradata Corp.(1)	11,860	854,039
VeriFone Systems, Inc.(1)	18,300	605,547

		6,962,096
Containers & Packaging – 1.3%
Rock-Tenn Co., Class A	14,240	776,792

		776,792
Diversified Materials & Processing – 2.3%
Hexcel Corp.(1)	53,730	1,385,697

		1,385,697

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	45

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

June 30, 2012 (unaudited)	Shares	Value
Diversified Retail – 4.0%
Dollar General Corp.(1)	16,300	$886,557
Nordstrom, Inc.	29,560	1,468,836

		2,355,393
Drug & Grocery Store Chains – 2.0%
Whole Foods Market, Inc.	12,540	1,195,313

		1,195,313
Financial Data & Systems – 3.9%
Alliance Data Systems Corp.(1)	5,800	783,000
Vantiv, Inc., Class A(1)	25,330	589,936
Wright Express Corp.(1)	14,790	912,839

		2,285,775
Foods – 3.4%
McCormick & Co., Inc.	24,020	1,456,813
Mead Johnson Nutrition Co.	6,700	539,417

		1,996,230
Health Care Facilities – 1.2%
Brookdale Senior Living, Inc.(1)	40,030	710,132

		710,132
Health Care Services – 1.7%
Cerner Corp.(1)	11,960	988,614

		988,614
Leisure Time – 1.6%
Priceline.com, Inc.(1)	1,410	936,973

		936,973
Machinery: Industrial – 1.9%
Middleby Corp.(1)	11,120	1,107,663

		1,107,663
Machinery: Specialty – 1.9%
Graco, Inc.	24,450	1,126,656

		1,126,656
Medical & Dental Instruments & Supplies – 1.0%
Boston Scientific Corp.(1)	103,490	586,788

		586,788
Medical Equipment – 4.4%
Hologic, Inc.(1)	60,490	1,091,239
Intuitive Surgical, Inc.(1)	1,710	946,981
Sirona Dental Systems, Inc.(1)	12,470	561,275

		2,599,495

46	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MID CAP GROWTH FUND

June 30, 2012 (unaudited)	Shares	Value
Metals & Minerals: Diversified – 2.3%
Compass Minerals International, Inc.	17,540	$1,337,951

		1,337,951
Offshore Drilling & Other Services – 1.4%
Atwood Oceanics, Inc.(1)	22,410	847,994

		847,994
Oil Well Equipment & Services – 3.5%
Core Laboratories N.V.	6,047	700,847
Oil States International, Inc.(1)	20,460	1,354,452

		2,055,299
Oil: Crude Producers – 3.5%
Cabot Oil & Gas Corp.	13,350	525,990
Concho Resources, Inc.(1)	10,790	918,445
Southwestern Energy Co.(1)	20,260	646,902

		2,091,337
Pharmaceuticals – 4.1%
Jazz Pharmaceuticals PLC(1)	28,630	1,288,636
Perrigo Co.	9,570	1,128,590

		2,417,226
Restaurants – 2.0%
Starbucks Corp.	22,790	1,215,163

		1,215,163
Scientific Instruments: Control & Filter – 1.1%
Roper Industries, Inc.	6,340	624,997

		624,997
Scientific Instruments: Electrical – 1.3%
AMETEK, Inc.	15,930	795,066

		795,066
Securities Brokerage & Services – 1.8%
IntercontinentalExchange, Inc.(1)	7,870	1,070,163

		1,070,163
Semiconductors & Components – 4.9%
Avago Technologies Ltd.	26,710	958,889
Broadcom Corp., Class A(1)	18,430	622,934
Cree, Inc.(1)	51,870	1,331,503

		2,913,326
Specialty Retail – 10.8%
Cabela’s, Inc.(1)	31,800	1,202,358
Limited Brands, Inc.	28,040	1,192,541
Ross Stores, Inc.	21,380	1,335,609
Tractor Supply Co.	14,010	1,163,671

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	47

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

June 30, 2012 (unaudited)	Shares	Value
Specialty Retail (continued)
Ulta Salon, Cosmetics & Fragrance, Inc.	16,200	$1,512,756

		6,406,935
Textiles, Apparel & Shoes – 1.0%
Michael Kors Holdings Ltd.(1)	14,880	622,579

		622,579
Truckers – 2.2%
Old Dominion Freight Line, Inc.(1)	30,270	1,310,388

		1,310,388
Total Common Stocks (Cost $46,034,776)		58,981,242

	Principal Amount	Value
Repurchase Agreements – 0.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $519,000, due 7/2/2012(2)	$519,000	519,000
Total Repurchase Agreements (Cost $519,000)		519,000
Total Investments - 100.5% (Cost $46,553,776)		59,500,242
Other Liabilities, Net - (0.5)%		(323,936)
Total Net Assets - 100.0%		$59,176,306

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.375%	5/31/2018	$531,650

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$58,981,242	$—	$—	$58,981,242

Repurchase Agreements	—	519,000	—	519,000

Total	$58,981,242	$519,000	$—	$59,500,242

48	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS GROWTH FUND

June 30, 2012 (unaudited)	Shares	Value
Common Stocks – 99.1%
Aerospace – 1.6%
United Technologies Corp.	21,200	$1,601,236

		1,601,236
Asset Management & Custodian – 1.7%
Affiliated Managers Group, Inc.(1)	15,950	1,745,728

		1,745,728
Back Office Support, HR and Consulting – 2.5%
Accenture PLC, Class A	17,498	1,051,455
Verisk Analytics, Inc., Class A(1)	29,679	1,461,987

		2,513,442
Beverage: Soft Drinks – 3.1%
The Coca-Cola Co.	40,230	3,145,584

		3,145,584
Biotechnology – 3.5%
Alexion Pharmaceuticals, Inc.(1)	15,069	1,496,352
Biogen Idec, Inc.(1)	14,490	2,092,066

		3,588,418
Chemicals: Diversified – 4.3%
Ecolab, Inc.	33,027	2,263,340
FMC Corp.	39,266	2,099,946

		4,363,286
Communications Technology – 1.6%
QUALCOMM, Inc.	29,427	1,638,495

		1,638,495
Computer Services, Software & Systems – 11.2%
Citrix Systems, Inc.(1)	11,210	940,967
Equinix, Inc.(1)	6,950	1,220,768
Google, Inc., Class A(1)	5,260	3,051,168
Intuit, Inc.	25,230	1,497,400
Microsoft Corp.	109,830	3,359,700
Salesforce.com, Inc.(1)	9,720	1,343,887

		11,413,890
Computer Technology – 10.3%
Apple, Inc.	12,850	7,504,400
EMC Corp.(1)	44,880	1,150,275
International Business Machines Corp.	9,540	1,865,833

		10,520,508
Consumer Services: Miscellaneous – 2.7%
eBay, Inc.(1)	64,900	2,726,449

		2,726,449

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	49

SCHEDULE OF INVESTMENTS — RS GROWTH FUND

June 30, 2012 (unaudited)	Shares	Value
Copper – 1.1%
Freeport-McMoran Copper & Gold, Inc.	32,820	$1,118,177

		1,118,177
Diversified Manufacturing Operations – 1.9%
Danaher Corp.	37,721	1,964,510

		1,964,510
Diversified Retail – 8.1%
Amazon.com, Inc.(1)	10,610	2,422,793
Costco Wholesale Corp.	21,098	2,004,310
Dollar General Corp.(1)	27,900	1,517,481
Nordstrom, Inc.	45,575	2,264,622

		8,209,206
Drug & Grocery Store Chains – 1.6%
Whole Foods Market, Inc.	17,690	1,686,211

		1,686,211
Financial Data & Systems – 2.8%
Alliance Data Systems Corp.(1)	9,820	1,325,700
MasterCard, Inc., Class A	3,460	1,488,181

		2,813,881
Foods – 2.5%
McCormick & Co., Inc.	26,351	1,598,188
Mead Johnson Nutrition Co.	11,600	933,916

		2,532,104
Health Care Management Services – 1.0%
UnitedHealth Group, Inc.	18,230	1,066,455

		1,066,455
Health Care Services – 3.7%
Cerner Corp.(1)	18,563	1,534,418
Express Scripts Holding Co.(1)	40,153	2,241,742

		3,776,160
Machinery: Construction & Handling – 1.8%
Caterpillar, Inc.	21,950	1,863,774

		1,863,774
Medical & Dental Instruments & Supplies – 1.0%
Boston Scientific Corp.(1)	173,990	986,523

		986,523
Oil Well Equipment & Services – 1.5%
Oil States International, Inc.(1)	22,740	1,505,388

		1,505,388

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GROWTH FUND

June 30, 2012 (unaudited)	Shares	Value
Oil: Crude Producers – 3.5%
Concho Resources, Inc.(1)	16,698	$1,421,334
Pioneer Natural Resources Co.	12,560	1,107,917
Southwestern Energy Co.(1)	31,874	1,017,737

		3,546,988
Pharmaceuticals – 4.7%
Gilead Sciences, Inc.(1)	61,440	3,150,643
Perrigo Co.	13,850	1,633,331

		4,783,974
Restaurants – 2.5%
Starbucks Corp.	48,012	2,560,000

		2,560,000
Scientific Instruments: Electrical – 1.3%
AMETEK, Inc.	25,796	1,287,478

		1,287,478
Securities Brokerage & Services – 1.9%
IntercontinentalExchange, Inc.(1)	14,000	1,903,720

		1,903,720
Semiconductors & Components – 4.2%
Avago Technologies Ltd.	46,081	1,654,308
Broadcom Corp., Class A(1)	29,740	1,005,212
Cree, Inc.(1)	65,182	1,673,222

		4,332,742
Specialty Retail – 4.0%
Limited Brands, Inc.	42,250	1,796,893
The Home Depot, Inc.	43,790	2,320,432

		4,117,325
Textiles, Apparel & Shoes – 0.9%
NIKE, Inc., Class B	10,090	885,700

		885,700
Tobacco – 3.6%
Philip Morris International, Inc.	41,647	3,634,117

		3,634,117
Transportation Miscellaneous – 3.0%
United Parcel Service, Inc., Class B	39,451	3,107,161

		3,107,161
Total Common Stocks (Cost $76,493,632)		100,938,630

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

SCHEDULE OF INVESTMENTS — RS GROWTH FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Repurchase Agreements – 1.0%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $997,001, due 7/2/2012(2)	$997,000	$997,000
Total Repurchase Agreements (Cost $997,000)		997,000
Total Investments - 100.1% (Cost $77,490,632)		101,935,630
Other Liabilities, Net - (0.1)%		(82,017)
Total Net Assets - 100.0%		$101,853,613

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.375%	5/31/2018	$1,019,900

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$100,938,630	$—	$—	$100,938,630

Repurchase Agreements	—	997,000	—	997,000

Total	$100,938,630	$997,000	$—	$101,935,630

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS TECHNOLOGY FUND

June 30, 2012 (unaudited)	Shares	Value
Common Stocks – 98.5%
Communications Technology – 10.1%
Allot Communications Ltd.(1)	75,170	$2,094,236
Calix, Inc.(1)	258,260	2,122,897
Finisar Corp.(1)	172,700	2,583,592
Infinera Corp.(1)	202,640	1,386,058
Procera Networks, Inc.(1)	100,240	2,436,834
QUALCOMM, Inc.	160,060	8,912,141
Sonus Networks, Inc.(1)	930,060	1,999,629

		21,535,387
Computer Services, Software & Systems – 46.4%
Aspen Technology, Inc.(1)	146,140	3,383,141
BroadSoft, Inc.(1)	93,070	2,695,307
Citrix Systems, Inc.(1)	63,520	5,331,869
Cognizant Technology Solutions Corp., Class A(1)	76,680	4,600,800
CommVault Systems, Inc.(1)	30,260	1,499,988
Concur Technologies, Inc.(1)	49,400	3,364,140
Demand Media, Inc.(1)	166,220	1,861,664
Equinix, Inc.(1)	14,010	2,460,857
ExactTarget, Inc.(1)	127,110	2,778,625
Fortinet, Inc.(1)	210,673	4,891,827
Google, Inc., Class A(1)	19,000	11,021,330
Imperva, Inc.(1)	76,680	2,209,918
Infoblox, Inc.(1)	123,820	2,839,193
Informatica Corp.(1)	67,650	2,865,654
Intuit, Inc.	79,970	4,746,219
MICROS Systems, Inc.(1)	42,260	2,163,712
Microsoft Corp.	329,360	10,075,122
Proofpoint, Inc.(1)	116,910	1,981,625
QLIK Technologies, Inc.(1)	90,720	2,006,726
RADWARE Ltd.(1)	101,670	3,892,944
Salesforce.com, Inc.(1)	31,500	4,355,190
Sourcefire, Inc.(1)	87,320	4,488,248
SPS Commerce, Inc.(1)	24,300	738,234
Tangoe, Inc.(1)	95,310	2,031,056
Teradata Corp.(1)	48,220	3,472,322
Ultimate Software Group, Inc.(1)	27,370	2,439,214
VeriFone Systems, Inc.(1)	49,230	1,629,021
VMware, Inc., Class A(1)	37,400	3,404,896

		99,228,842

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

SCHEDULE OF INVESTMENTS — RS TECHNOLOGY FUND

June 30, 2012 (unaudited)	Shares	Value
Computer Technology – 15.8%
Apple, Inc.	35,760	$20,883,840
EMC Corp.(1)	173,020	4,434,502
OCZ Technology Group, Inc.(1)	1,165,430	6,176,779
Silicon Graphics International Corp.(1)	346,390	2,223,824

		33,718,945
Consumer Electronics – 0.8%
NetEase, Inc., ADR(1)	31,070	1,828,470

		1,828,470
Consumer Services: Miscellaneous – 3.8%
Coinstar, Inc.(1)	41,320	2,837,031
eBay, Inc.(1)	127,090	5,339,051

		8,176,082
Diversified Retail – 2.5%
Amazon.com, Inc.(1)	23,110	5,277,169

		5,277,169
Electronic Entertainment – 0.4%
Zynga, Inc.(1)	173,460	943,622

		943,622
Energy Equipment – 0.6%
GT Advanced Technologies, Inc.(1)	255,030	1,346,558

		1,346,558
Leisure Time – 1.2%
Priceline.com, Inc.(1)	3,760	2,498,595

		2,498,595
Pharmaceuticals – 1.8%
Gilead Sciences, Inc.(1)	73,810	3,784,977

		3,784,977
Securities Brokerage & Services – 1.1%
IntercontinentalExchange, Inc.(1)	18,140	2,466,677

		2,466,677
Semiconductors & Components – 14.0%
Avago Technologies Ltd.	96,150	3,451,785
Broadcom Corp., Class A(1)	64,080	2,165,904
CEVA, Inc.(1)	40,766	717,889
Cirrus Logic, Inc.(1)	60,710	1,814,015
Cree, Inc.(1)	240,200	6,165,934
Hittite Microwave Corp.(1)	39,580	2,023,330
Intermolecular, Inc.(1)	234,450	1,816,988
Microsemi Corp.(1)	157,900	2,919,571
O2Micro International Ltd., ADR(1)	248,712	1,096,820

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TECHNOLOGY FUND

June 30, 2012 (unaudited)	Shares	Value
Semiconductors & Components (continued)
Rubicon Technology, Inc.(1)	370,170	$3,775,734
SemiLEDs Corp.(1)	433,960	1,340,936
Spreadtrum Communications, Inc., ADR	146,340	2,582,901

		29,871,807
Total Common Stocks (Cost $173,242,592)		210,677,131

	Principal Amount	Value
Repurchase Agreements – 2.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.01,%, dated 6/29/2012, maturity value of $4,879,004, due 7/2/2012(2)	$4,879,000	4,879,000
Total Repurchase Agreements (Cost $4,879,000)		4,879,000
Total Investments - 100.8% (Cost $178,121,592)		215,556,131
Other Liabilities, Net - (0.8)%		(1,730,381)
Total Net Assets - 100.0%		$213,825,750

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.625%	2/15/2040	$4,977,988

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$210,677,131	$—	$—	$210,677,131

Repurchase Agreements	—	4,879,000	—	4,879,000

Total	$210,677,131	$4,879,000	$—	$215,556,131

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

June 30, 2012 (unaudited)	Shares	Value
Common Stocks – 98.1%
Aerospace – 2.9%
BE Aerospace, Inc.(1)	30,399	$1,327,220
HEICO Corp., Class A	50,108	1,616,484

		2,943,704
Asset Management & Custodian – 1.1%
Financial Engines, Inc.(1)	53,449	1,146,481

		1,146,481
Auto Parts – 1.6%
LKQ Corp.(1)	47,320	1,580,488

		1,580,488
Back Office Support, HR and Consulting – 2.0%
Huron Consulting Group, Inc.(1)	29,600	936,840
Robert Half International, Inc.	38,816	1,108,973

		2,045,813
Banks: Diversified – 1.3%
Signature Bank(1)	20,901	1,274,334

		1,274,334
Biotechnology – 5.4%
Aegerion Pharmaceuticals, Inc.(1)	47,699	707,853
Amicus Therapeutics, Inc.(1)	94,200	518,100
Dynavax Technologies Corp.(1)	134,900	582,768
Idenix Pharmaceuticals, Inc.(1)	63,229	651,259
Medivation, Inc.(1)	12,405	1,133,817
NPS Pharmaceuticals, Inc.(1)	142,942	1,230,730
Seattle Genetics, Inc.(1)	21,000	533,190

		5,357,717
Building: Roofing, Wallboard & Plumbing – 1.2%
Beacon Roofing Supply, Inc.(1)	45,900	1,157,598

		1,157,598
Commercial Vehicles & Parts – 0.7%
Commercial Vehicle Group, Inc.(1)	80,564	694,462

		694,462
Computer Services, Software & Systems – 17.7%
Aspen Technology, Inc.(1)	76,169	1,763,312
BroadSoft, Inc.(1)	34,362	995,124
CommVault Systems, Inc.(1)	15,410	763,874
Concur Technologies, Inc.(1)	22,900	1,559,490
Demand Media, Inc.(1)	33,700	377,440
ExactTarget, Inc.(1)	59,100	1,291,926
Fortinet, Inc.(1)	75,258	1,747,491

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP EQUITY FUND

June 30, 2012 (unaudited)	Shares	Value
Computer Services, Software & Systems (continued)
Gartner, Inc.(1)	27,848	$1,198,856
Infoblox, Inc.(1)	62,500	1,433,125
InterXion Holding N.V.(1)	45,400	822,194
Proofpoint, Inc.(1)	56,100	950,895
SPS Commerce, Inc.(1)	36,900	1,121,022
Tangoe, Inc.(1)	49,100	1,046,321
Ultimate Software Group, Inc.(1)	21,358	1,903,425
VeriFone Systems, Inc.(1)	22,835	755,610

		17,730,105
Consumer Lending – 1.9%
Portfolio Recovery Associates, Inc.(1)	21,120	1,927,411

		1,927,411
Containers & Packaging – 1.0%
Rock-Tenn Co., Class A	18,430	1,005,356

		1,005,356
Cosmetics – 1.7%
Elizabeth Arden, Inc.(1)	43,300	1,680,473

		1,680,473
Diversified Materials & Processing – 1.7%
Hexcel Corp.(1)	66,910	1,725,609

		1,725,609
Education Services – 1.8%
Grand Canyon Education, Inc.(1)	85,280	1,785,763

		1,785,763
Financial Data & Systems – 1.0%
Wright Express Corp.(1)	16,361	1,009,801

		1,009,801
Foods – 2.1%
The Chefs’ Warehouse, Inc.(1)	42,696	770,663
The Hain Celestial Group, Inc.(1)	23,550	1,296,192

		2,066,855
Health Care Facilities – 0.6%
VCA Antech, Inc.(1)	26,500	582,470

		582,470
Health Care Services – 3.8%
Acadia Healthcare Co., Inc.(1)	55,500	973,470
HMS Holdings Corp.(1)	40,714	1,356,183
Team Health Holdings, Inc.(1)	60,418	1,455,470

		3,785,123

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

June 30, 2012 (unaudited)	Shares	Value
Insurance: Property-Casualty – 1.7%
AmTrust Financial Services, Inc.	58,263	$1,730,994

		1,730,994
Leisure Time – 0.5%
Life Time Fitness, Inc.(1)	11,100	516,261

		516,261
Machinery: Industrial – 1.2%
Middleby Corp.(1)	12,500	1,245,125

		1,245,125
Machinery: Specialty – 1.3%
Graco, Inc.	27,246	1,255,496

		1,255,496
Medical & Dental Instruments & Supplies – 4.9%
ABIOMED, Inc.(1)	45,283	1,033,358
Align Technology, Inc.(1)	50,427	1,687,288
Endologix, Inc.(1)	72,855	1,124,881
OraSure Technologies, Inc.(1)	96,400	1,083,536

		4,929,063
Medical Equipment – 2.6%
Cyberonics, Inc.(1)	34,021	1,528,903
Dexcom, Inc.(1)	85,977	1,114,262

		2,643,165
Metal Fabricating – 1.4%
RBC Bearings, Inc.(1)	30,446	1,440,096

		1,440,096
Metals & Minerals: Diversified – 1.7%
Compass Minerals International, Inc.	22,493	1,715,766

		1,715,766
Offshore Drilling & Other Services – 1.0%
Atwood Oceanics, Inc.(1)	26,700	1,010,328

		1,010,328
Oil Well Equipment & Services – 2.1%
Core Laboratories N.V.	8,736	1,012,503
OYO Geospace Corp.(1)	12,167	1,094,908

		2,107,411
Oil: Crude Producers – 3.0%
Energy XXI Bermuda Ltd.	37,002	1,157,793
Kodiak Oil & Gas Corp.(1)	119,350	979,863
Oasis Petroleum, Inc.(1)	37,500	906,750

		3,044,406

58	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP EQUITY FUND

June 30, 2012 (unaudited)	Shares	Value
Pharmaceuticals – 3.9%
Amarin Corp. PLC, ADR(1)	33,700	$487,302
BioMarin Pharmaceutical, Inc.(1)	45,232	1,790,282
Jazz Pharmaceuticals PLC(1)	35,610	1,602,806

		3,880,390
Production Technology Equipment – 0.9%
FEI Co.(1)	18,000	861,120

		861,120
Restaurants – 0.8%
BJ’s Restaurants, Inc.(1)	21,850	830,300

		830,300
Scientific Instruments: Pollution Control – 1.0%
Clean Harbors, Inc.(1)	17,597	992,823

		992,823
Securities Brokerage & Services – 1.7%
FX Alliance, Inc.(1)	51,068	802,278
MarketAxess Holdings, Inc.	32,782	873,313

		1,675,591
Semiconductors & Components – 5.3%
CEVA, Inc.(1)	19,181	337,777
Cirrus Logic, Inc.(1)	28,600	854,568
Cree, Inc.(1)	54,641	1,402,635
Intermolecular, Inc.(1)	82,423	638,778
Microsemi Corp.(1)	80,356	1,485,783
SemiLEDs Corp.(1)	176,768	546,213

		5,265,754
Specialty Retail – 7.0%
Cabela’s, Inc.(1)	31,800	1,202,358
DSW, Inc., Class A	18,700	1,017,280
Express, Inc.(1)	64,433	1,170,748
Ulta Salon, Cosmetics & Fragrance, Inc.	17,880	1,669,634
Vitamin Shoppe, Inc.(1)	35,083	1,927,109

		6,987,129
Telecommunications Equipment – 0.5%
Vocera Communications, Inc.(1)	17,430	466,950

		466,950
Textiles, Apparel & Shoes – 3.2%
Crocs, Inc.(1)	57,863	934,487
Tumi Holdings, Inc.(1)	40,600	710,500
Under Armour, Inc., Class A(1)	16,681	1,576,021

		3,221,008

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	59

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

June 30, 2012 (unaudited)	Shares	Value
Truckers – 2.9%
Old Dominion Freight Line, Inc.(1)	39,982	$1,730,821
Roadrunner Transportation Systems, Inc.(1)	71,000	1,199,190

		2,930,011
Total Common Stocks (Cost $85,665,032)		98,248,750

	Principal Amount	Value
Repurchase Agreements – 4.0%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $3,997,003, due 7/2/2012(2)	$3,997,000	3,997,000
Total Repurchase Agreements (Cost $3,997,000)		3,997,000
Total Investments - 102.1% (Cost $89,662,032)		102,245,750
Other Liabilities, Net - (2.1)%		(2,122,373)
Total Net Assets - 100.0%		$100,123,377

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.375%	5/31/2018	$4,079,600

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$98,248,750	$—	$—	$98,248,750

Repurchase Agreements	—	3,997,000	—	3,997,000

Total	$98,248,750	$3,997,000	$—	$102,245,750

60	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

www.RSinvestments.com	61

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of June 30, 2012 (unaudited)	RS Small Cap Growth
Assets
Investments, at value	$590,562,259
Cash and cash equivalents	680
Receivable for fund shares subscribed	146,066
Dividends/interest receivable	47,533
Receivable for investments sold	—
Prepaid expenses	—

Total Assets	590,756,538

Liabilities
Payable for investments purchased	9,823,411
Payable for fund shares redeemed	3,366,131
Payable to adviser	405,057
Payable to distributor	31,216
Accrued trustees’ fees	3,658
Accrued expenses/other liabilities	127,875

Total Liabilities	13,757,348

Total Net Assets	$576,999,190

Net Assets Consist of:
Paid-in capital	$540,818,904
Accumulated net investment loss	(3,521,741)
Accumulated net realized gain/(loss) from investments	(50,531,248)
Net unrealized appreciation on investments	90,233,275

Total Net Assets	$576,999,190

Investments, at Cost	$500,328,984

Pricing of Shares
Net Assets:
Class A	$516,718,963
Class C	1,771,171
Class K	882,951
Class Y	57,626,105
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	11,570,850
Class C	42,283
Class K	20,541
Class Y	1,267,302
Net Asset Value Per Share:
Class A	$44.66
Class C	41.89
Class K	42.99
Class Y	45.47
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$46.88

62	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth	RS Mid Cap Growth	RS Growth	RS Technology	RS Small Cap Equity

$177,631,750	$59,500,242	$101,935,630	$215,556,131	$102,245,750
862	386	972	568	225
908,530	99,665	32,953	80,307	81,764
5	11,463	56,435	8,418	5,829
2,440,835	—	—	—	—
28,572	—	—	—	—

181,010,554	59,611,756	102,025,990	215,645,424	102,333,568

3,571,713	—	—	—	1,772,795
316,084	396,057	84,666	1,573,246	371,104
107,001	27,514	64,857	172,020	59,096
10,214	3,682	6,193	14,249	4,635
329	419	734	2,171	776
11,045	7,778	15,927	57,988	1,785

4,016,386	435,450	172,377	1,819,674	2,210,191

$176,994,168	$59,176,306	$101,853,613	$213,825,750	$100,123,377

$168,310,129	$132,397,779	$113,432,877	$171,130,817	$88,094,121
(828,677)	(270,426)	(159,476)	(1,201,225)	(630,721)
(9,954,810)	(85,897,513)	(35,864,786)	6,461,619	76,259
19,467,526	12,946,466	24,444,998	37,434,539	12,583,718

$176,994,168	$59,176,306	$101,853,613	$213,825,750	$100,123,377

$158,164,224	$46,553,776	$77,490,632	$178,121,592	$89,662,032

$126,687,149	$53,405,527	$98,759,244	$156,958,420	$56,941,490
11,314,615	1,433,431	580,002	19,419,279	1,841,771
262,104	755,577	815,413	1,041,518	5,143,804
38,730,300	3,581,771	1,698,954	36,406,533	36,196,312

3,768,715	4,261,342	7,554,428	8,616,991	3,336,911
352,386	120,918	46,874	1,124,415	135,491
8,217	62,511	63,486	59,436	319,136
1,141,752	281,396	128,873	1,961,790	2,117,915

$33.62	$12.53	$13.07	$18.21	$17.06
32.11	11.85	12.37	17.27	13.59
31.90	12.09	12.84	17.52	16.12
33.92	12.73	13.18	18.56	17.09
4.75%	4.75%	4.75%	4.75%	4.75%
$35.29	$13.16	$13.72	$19.12	$17.91

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	63

FINANCIAL INFORMATION

Statements of Operations For the Six-Month Period Ended June 30, 2012 (unaudited)	RS Small Cap Growth
Investment Income
Dividends	$640,319
Interest	1,114
Withholding taxes on foreign dividends	(5,148)

Total Investment Income	636,285

Expenses
Investment advisory fees	2,662,340
Distribution fees	634,917
Transfer agent fees	416,873
Shareholder reports	47,785
Registration fees	35,773
Custodian fees	35,753
Professional fees	34,947
Administrative service fees	31,460
Trustees’ fees	11,878
Insurance expense	6,829
Other expenses	5,720

Total Expenses	3,924,275

Less: Fee waiver by adviser	(219,103)
Less: Custody credits	(1)

Total Expenses, Net	3,705,171

Net Investment Loss	(3,068,886)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	33,483,829
Net change in unrealized appreciation/depreciation on investments	18,816,865

Net Gain on Investments	52,300,694

Net Increase in Net Assets Resulting from Operations	$49,231,808

64	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth	RS Mid Cap Growth	RS Growth	RS Technology	RS Small Cap Equity

$226,442	$156,772	$520,724	$555,042	$136,276
338	83	79	432	177
(1,709)	(721)	—	(3,060)	(1,035)

225,071	156,134	520,803	552,414	135,418

801,729	256,833	411,171	1,121,650	405,148
181,796	78,155	130,315	307,724	117,520
86,359	40,998	60,903	156,425	58,682
10,715	5,730	9,480	25,544	9,249
29,760	28,515	28,172	44,452	34,215
21,030	9,388	12,235	47,762	26,277
18,259	16,508	17,376	24,044	17,011
6,937	3,449	5,925	13,723	6,464
2,530	1,312	2,274	5,366	2,469
1,133	758	1,293	4,136	1,404
1,185	647	1,135	2,813	1,221

1,161,433	442,293	680,279	1,753,639	679,660

(107,685)	(15,733)	—	—	(7,851)
—	—	—	—	(2)

1,053,748	426,560	680,279	1,753,639	671,807

(828,677)	(270,426)	(159,476)	(1,201,225)	(536,389)

3,666,986	3,749,554	5,012,755	6,899,460	7,437,893
6,139,650	2,033,842	5,864,691	14,705,522	2,727,460

9,806,636	5,783,396	10,877,446	21,604,982	10,165,353

$8,977,959	$5,512,970	$10,717,970	$20,403,757	$9,628,964

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	65

FINANCIAL INFORMATION

Statements of Changes in Net Assets Six-month-ended numbers are unaudited	RS Small Cap Growth

	For the Six Months Ended 6/30/12	For the Year Ended 12/31/11

Operations
Net investment loss	$(3,068,886)	$(5,992,785)
Net realized gain from investments	33,483,829	51,008,569
Net change in unrealized appreciation/depreciation on investments	18,816,865	(63,188,013)

Net Increase/(Decrease) in Net Assets Resulting from Operations	49,231,808	(18,172,229)

Capital Share Transactions
Proceeds from sales of shares	70,408,168	178,501,928
Cost of shares redeemed	(48,187,348)	(193,504,187)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	22,220,820	(15,002,259)

Increase from Regulatory Settlements	—	571,068

Net Increase/(Decrease) in Net Assets	71,452,628	(32,603,420)

Net Assets
Beginning of period	505,546,562	538,149,982

End of period	$576,999,190	$505,546,562

Accumulated Net Investment Loss Included in Net Assets	$(3,521,741)	$(452,855)

Other Information:
Shares
Sold	1,578,691	4,069,698
Redeemed	(1,081,505)	(4,568,883)

Net Increase/(Decrease)	497,186	(499,185)

66	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth		RS Mid Cap Growth		RS Growth

For the Six Months Ended 6/30/12	For the Year Ended 12/31/11	For the Six Months Ended 6/30/12	For the Year Ended 12/31/11	For the Six Months Ended 6/30/12	For the Year Ended 12/31/11

$(828,677)	$(846,399)	$(270,426)	$(499,081)	$(159,476)	$(399,395)
3,666,986	6,211,235	3,749,554	6,699,125	5,012,755	6,615,582
6,139,650	(2,632,685)	2,033,842	(5,468,974)	5,864,691	(6,623,959)

8,977,959	2,732,151	5,512,970	731,070	10,717,970	(407,772)

93,882,618	55,769,206	4,391,097	6,824,971	3,578,805	3,108,766
(36,015,927)	(22,088,063)	(5,934,947)	(13,174,138)	(8,046,652)	(14,922,613)

57,866,691	33,681,143	(1,543,850)	(6,349,167)	(4,467,847)	(11,813,847)

—	92,849	—	—	—	74,272

66,844,650	36,506,143	3,969,120	(5,618,097)	6,250,123	(12,147,347)

110,149,518	73,643,375	55,207,186	60,825,283	95,603,490	107,750,837

$176,994,168	$110,149,518	$59,176,306	$55,207,186	$101,853,613	$95,603,490

$(828,677)	$—	$(270,426)	$—	$(159,476)	$—

2,786,987	1,793,216	340,009	584,475	284,163	258,807
(1,092,513)	(735,506)	(470,639)	(1,133,777)	(617,702)	(1,228,779)

1,694,474	1,057,710	(130,630)	(549,302)	(333,539)	(969,972)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	67

FINANCIAL INFORMATION

Statements of Changes in Net Assets (continued) Six-month-ended numbers are unaudited	RS Technology

	For the Six Months Ended 6/30/12	For the Year Ended 12/31/11

Operations
Net investment loss	$(1,201,225)	$(3,698,313)
Net realized gain from investments	6,899,460	8,098,647
Net change in unrealized appreciation/depreciation on investments	14,705,522	(44,114,840)

Net Increase/(Decrease) in Net Assets Resulting from Operations	20,403,757	(39,714,506)

Distributions to Shareholders
Net realized gain on investments
Class A	—	(6,958,131)
Class C	—	(732,822)
Class K	—	(49,027)
Class Y	—	(1,281,159)

Total Distributions	—	(9,021,139)

Capital Share Transactions
Proceeds from sales of shares	38,333,172	235,341,227
Reinvestment of distributions	—	7,534,939
Cost of shares redeemed	(48,390,538)	(293,416,719)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(10,057,366)	(50,540,553)

Increase from Regulatory Settlements	—	—

Net Increase/(Decrease) in Net Assets	10,346,391	(99,276,198)

Net Assets
Beginning of period	203,479,359	302,755,557

End of period	$213,825,750	$203,479,359

Accumulated Net Investment Loss Included in Net Assets	$(1,201,225)	$—

Other Information:
Shares
Sold	2,083,627	11,680,562
Reinvested	—	457,011
Redeemed	(2,647,471)	(15,262,328)

Net Decrease	(563,844)	(3,124,755)

68	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Small Cap Equity

For the Six Months Ended 6/30/12	For the Year Ended 12/31/11

$(536,389)	$(1,192,924)
7,437,893	14,550,541
2,727,460	(15,681,872)

9,628,964	(2,324,255)

—	—
—	—
—	—
—	—

—	—

10,332,257	62,490,021
—	—
(20,304,066)	(70,734,429)

(9,971,809)	(8,244,408)

—	124,955

(342,845)	(10,443,708)

100,466,222	110,909,930

$100,123,377	$100,466,222

$(630,721)	$(94,332)

602,874	3,744,938
—	—
(1,239,744)	(4,257,696)

(636,870)	(512,758)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	69

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past six reporting periods (or, if shorter, the period since inception of each Fund’s share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Small Cap Growth Fund
Class A
Six Months Ended 6/30/12[1]	$40.70	$(0.25)[2]	$4.21	$3.96	$—	$—	$—
Year Ended 12/31/11	41.67	(0.48)[2]	(0.53)	(1.01)	—	—	—
Year Ended 12/31/10	32.63	(0.35)[2]	9.39	9.04	—	—	—
Year Ended 12/31/09	22.10	(0.33)	10.54	10.21	—	—	—
Year Ended 12/31/08	40.63	(0.48)	(18.05)	(18.53)	—	—	—
Year Ended 12/31/07	35.66	(0.53)	5.50	4.97	—	—	—

Class C
Six Months Ended 6/30/12[1]	$38.38	$(0.47)[2]	$3.98	$3.51	$—	$—	$—
Year Ended 12/31/11	39.97	(1.12)[2]	(0.51)	(1.63)	—	—	—
Year Ended 12/31/10	31.66	(0.73)[2]	9.04	8.31	—	—	—
Year Ended 12/31/09	21.74	(0.60)	10.20	9.60	—	—	—
Year Ended 12/31/08	40.56	(0.49)	(18.33)	(18.82)	—	—	—
Period From 9/6/07[6] to 12/31/07[1]	40.51	(0.09)	0.14	0.05	—	—	—

Class K
Six Months Ended 6/30/12[1]	$39.29	$(0.37)[2]	$4.07	$3.70	$—	$—	$—
Year Ended 12/31/11	40.47	(0.71)[2]	(0.51)	(1.22)	—	—	—
Year Ended 12/31/10	31.86	(0.53)[2]	9.14	8.61	—	—	—
Year Ended 12/31/09	21.76	(0.34)	10.12	9.78	—	—	—
Year Ended 12/31/08	40.36	(0.25)	(18.35)	(18.60)	—	—	—
Period From 1/22/07[6] to 12/31/07[1]	35.52	(0.35)	5.19	4.84	—	—	—
See notes to Financial Highlights on page 85.

70	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[3]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[4]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$44.66	9.73%		$516,719	1.35%	1.43%	(1.12)%	(1.20)%	60%
0.04	40.70	(2.33)%	[5]	452,050	1.35%	1.45%	(1.11)%	(1.21)%	105%
—	41.67	27.70%		497,638	1.35%	1.47%	(1.00)%	(1.12)%	120%
0.32	32.63	47.65%	[5]	415,040	1.59%	1.59%	(1.43)%	(1.43)%	142%
—	22.10	(45.61)%		251,233	1.49%	1.49%	(1.20)%	(1.20)%	159%
—	40.63	13.94%		563,068	1.47%	1.47%	(1.13)%	(1.13)%	120%

$—	$41.89	9.15%		$1,771	2.48%	2.56%	(2.25)%	(2.33)%	60%
0.04	38.38	(3.98)%	[5]	1,328	2.97%	3.07%	(2.73)%	(2.83)%	105%
—	39.97	26.25%		937	2.51%	2.63%	(2.14)%	(2.26)%	120%
0.32	31.66	45.63%	[5]	492	2.98%	2.98%	(2.82)%	(2.82)%	142%
—	21.74	(46.40)%		305	3.11%	3.11%	(2.85)%	(2.85)%	159%
—	40.56	0.12%		161	2.07%	2.07%	(1.69)%	(1.69)%	120%

$—	$42.99	9.42%		$883	1.93%	2.01%	(1.71)%	(1.79)%	60%
0.04	39.29	(2.92)%	[5]	969	1.94%	2.04%	(1.70)%	(1.80)%	105%
—	40.47	27.02%		931	1.89%	2.01%	(1.54)%	(1.66)%	120%
0.32	31.86	46.42%	[5]	639	2.44%	2.44%	(2.28)%	(2.28)%	142%
—	21.76	(46.09)%		212	2.40%	2.40%	(2.14)%	(2.14)%	159%
—	40.36	13.63%		64	2.36%	3.64%	(1.96)%	(3.24)%	120%

See notes to Financial Highlights on page 85.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	71

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Small Cap Growth Fund — (continued)
Class Y
Six Months Ended 6/30/12[1]	$41.38	$(0.19)[2]	$4.28	$4.09	$—	$—	$—
Year Ended 12/31/11	42.24	(0.35)[2]	(0.55)	(0.90)	—	—	—
Year Ended 12/31/10	32.93	(0.22)[2]	9.53	9.31	—	—	—
Year Ended 12/31/09	22.23	(0.32)	10.70	10.38	—	—	—
Year Ended 12/31/08	40.73	(0.25)	(18.25)	(18.50)	—	—	—
Period From 5/1/07[6] to 12/31/07[1]	37.61	(0.16)	3.28	3.12	—	—	—
RS Select Growth Fund
Class A
Six Months Ended 6/30/12[1]	$30.79	$(0.18)[2]	$3.01	$2.83	$—	$—	$—
Year Ended 12/31/11	29.24	(0.33)[2]	1.84	1.51	—	—	—
Year Ended 12/31/10	22.23	(0.24)[2]	7.25	7.01	—	—	—
Year Ended 12/31/09	15.08	(0.24)	7.36	7.12	—	—	—
Year Ended 12/31/08	27.43	(0.40)	(11.95)	(12.35)	—	—	—
Year Ended 12/31/07	24.13	(0.44)	3.74	3.30	—	—	—

Class C
Six Months Ended 6/30/12[1]	$29.51	$(0.29)[2]	$2.89	$2.60	$—	$—	$—
Year Ended 12/31/11	28.32	(0.58)[2]	1.73	1.15	—	—	—
Year Ended 12/31/10	21.77	(0.43)[2]	6.98	6.55	—	—	—
Year Ended 12/31/09	14.99	(0.16)	6.91	6.75	—	—	—
Year Ended 12/31/08	27.40	(0.24)	(12.17)	(12.41)	—	—	—
Period From 11/15/07[6] to 12/31/07[1]	27.76	(0.04)	(0.32)	(0.36)	—	—	—

See notes to Financial Highlights on page 85.

72	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[3]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[4]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$45.47	9.88%		$57,626	1.04%	1.12%	(0.82)%	(0.90)%	60%
0.04	41.38	(2.04)%	[5]	51,200	1.05%	1.15%	(0.81)%	(0.91)%	105%
—	42.24	28.27%		38,644	0.98%	1.10%	(0.60)%	(0.72)%	120%
0.32	32.93	48.13%	[5]	13,912	1.22%	1.22%	(1.05)%	(1.05)%	142%
—	22.23	(45.42)%		6,222	1.16%	1.16%	(0.87)%	(0.87)%	159%
—	40.73	8.30%		11,064	1.10%	1.11%	(0.67)%	(0.68)%	120%

$—	$33.62	9.19%		$126,687	1.35%	1.48%	(1.07)%	(1.20)%	68%
0.04	30.79	5.30%	[5]	90,223	1.35%	1.61%	(1.07)%	(1.33)%	104%
—	29.24	31.53%		70,100	1.35%	1.66%	(0.98)%	(1.29)%	137%
0.03	22.23	47.41%	[5]	61,480	1.85%	1.86%	(1.25)%	(1.26)%	149%
—	15.08	(45.02)%		47,730	1.68%	1.69%	(1.31)%	(1.32)%	157%
—	27.43	13.68%		129,812	1.54%	1.55%	(1.14)%	(1.15)%	163%

$—	$32.11	8.81%		$11,315	2.09%	2.22%	(1.82)%	(1.95)%	68%
0.04	29.51	4.20%	[5]	2,253	2.26%	2.52%	(1.94)%	(2.20)%	104%
—	28.32	30.09%		223	2.23%	2.54%	(1.80)%	(2.11)%	137%
0.03	21.77	45.23%	[5]	78	2.38%	2.39%	(1.65)%	(1.66)%	149%
—	14.99	(45.29)%		109	2.34%	2.35%	(1.99)%	(2.00)%	157%
—	27.40	(1.30)%		2	2.14%	2.14%	(1.47)%	(1.47)%	163%

See notes to Financial Highlights on page 85.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	73

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period		Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Select Growth Fund — (continued)
Class K
Six Months Ended 6/30/12[1]	$29.30		$(0.27)[2]	$2.87	$2.60	$—	$—	$—
Year Ended 12/31/11	28.02		(0.51)[2]	1.75	1.24	—	—	—
Year Ended 12/31/10	21.47		(0.40)[2]	6.95	6.55	—	—	—
Year Ended 12/31/09	14.77		(0.40)	7.07	6.67	—	—	—
Year Ended 12/31/08	27.32		(0.40)	(12.15)	(12.55)	—	—	—
Period From 2/12/07[6] to 12/31/07[1]	24.77		(0.13)	2.68	2.55	—	—	—

Class Y
Six Months Ended 6/30/12[1]	$31.02		$(0.13)[2]	$3.03	$2.90	$—	$—	$—
Year Ended 12/31/11	29.37		(0.22)[2]	1.83	1.61	—	—	—
Year Ended 12/31/10	22.24	[7]	(0.14)[2]	7.27	7.13	—	—	—
Period From 5/1/09[6] to 12/31/09[1]	17.14		(0.09)	5.16	5.07	—	—	—

See notes to Financial Highlights on page 85.

74	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[3]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[4]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$31.90	8.87%		$262	1.96%	2.09%	(1.67)%	(1.80)%	68%
0.04	29.30	4.57%	[5]	170	1.99%	2.25%	(1.72)%	(1.98)%	104%
—	28.02	30.51%		128	2.11%	2.42%	(1.73)%	(2.04)%	137%
0.03	21.47	45.36%	[5]	96	3.36%	3.37%	(2.71)%	(2.72)%	149%
—	14.77	(45.94)%		42	3.41%	3.69%	(3.06)%	(3.34)%	157%
—	27.32	10.29%		14	1.96%	13.29%	(1.53)%	(12.86)%	163%

$—	$33.92	9.35%		$38,730	1.05%	1.18%	(0.76)%	(0.89)%	68%
0.04	31.02	5.62%	[5]	17,504	1.04%	1.30%	(0.72)%	(0.98)%	104%
—	29.37	32.06%		3,192	0.97%	1.28%	(0.58)%	(0.89)%	137%
0.03	22.24[7]	29.75%	[5]	2,518	1.41%	1.42%	(0.69)%	(0.70)%	149%

See notes to Financial Highlights on page 85.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	75

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
RS Mid Cap Growth Fund
Class A
Six Months Ended 6/30/12[1]	$11.38	$(0.06)[2]	$1.21	$1.15	$—	$—	$—
Year Ended 12/31/11	11.26	(0.09)[2]	0.21	0.12	—	—	—
Year Ended 12/31/10	9.00	(0.06)[2]	2.32	2.26	—	—	—
Year Ended 12/31/09	6.46	(0.06)	2.60	2.54	—	—	—
Year Ended 12/31/08	14.17	(0.13)	(7.32)	(7.45)	—	(0.26)	(0.26)
Year Ended 12/31/07	14.17	(0.12)	2.58	2.46	—	(2.46)	(2.46)

Class C
Six Months Ended 6/30/12[1]	$10.81	$(0.11)[2]	$1.15	$1.04	$—	$—	$—
Year Ended 12/31/11	10.79	(0.19)[2]	0.21	0.02	—	—	—
Year Ended 12/31/10	8.73	(0.16)[2]	2.22	2.06	—	—	—
Year Ended 12/31/09	6.36	(0.16)	2.53	2.37	—	—	—
Year Ended 12/31/08	14.05	(0.12)	(7.31)	(7.43)	—	(0.26)	(0.26)
Period From 5/21/07[6] to 12/31/07[1]	16.14	(0.08)	0.45	0.37	—	(2.46)	(2.46)

Class K
Six Months Ended 6/30/12[1]	$11.00	$(0.09)[2]	$1.18	$1.09	$—	$—	$—
Year Ended 12/31/11	10.94	(0.15)[2]	0.21	0.06	—	—	—
Year Ended 12/31/10	8.80	(0.11)[2]	2.25	2.14	—	—	—
Year Ended 12/31/09	6.37	(0.07)	2.50	2.43	—	—	—
Year Ended 12/31/08	14.08	(0.07)	(7.38)	(7.45)	—	(0.26)	(0.26)
Year Ended 12/31/07	14.16	(1.14)	3.52	2.38	—	(2.46)	(2.46)

Class Y
Six Months Ended 6/30/12[1]	$11.54	$(0.04)[2]	$1.23	$1.19	$—	$—	$—
Year Ended 12/31/11	11.39	(0.07)[2]	0.22	0.15	—	—	—
Year Ended 12/31/10	9.08	(0.03)[2]	2.34	2.31	—	—	—
Year Ended 12/31/09	6.50	(0.04)	2.62	2.58	—	—	—
Year Ended 12/31/08	14.21	(0.03)	(7.42)	(7.45)	—	(0.26)	(0.26)
Period From 5/1/07[6] to 12/31/07[1]	15.44	(0.06)	1.29	1.23	—	(2.46)	(2.46)

See notes to Financial Highlights on page 85.

76	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[4]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$12.53	10.11%	$53,405	1.40%	1.45%	(0.88)%	(0.93)%	54%
11.38	1.07%	50,540	1.48%	1.48%	(0.81)%	(0.81)%	85%
11.26	25.11%	56,677	1.49%	1.51%	(0.66)%	(0.68)%	125%
9.00	39.32%	58,218	1.46%	1.51%	(0.68)%	(0.73)%	144%
6.46	(52.50)%	89,584	1.29%	1.35%	(0.83)%	(0.89)%	281%
14.17	17.53%	288,956	1.34%	1.39%	(0.89)%	(0.94)%	262%

$11.85	9.62%	$1,433	2.28%	2.33%	(1.76)%	(1.81)%	54%
10.81	0.19%	1,178	2.41%	2.41%	(1.73)%	(1.73)%	85%
10.79	23.60%	786	2.71%	2.73%	(1.79)%	(1.81)%	125%
8.73	37.26%	496	2.83%	2.88%	(2.01)%	(2.06)%	144%
6.36	(52.80)%	450	2.02%	2.34%	(1.54)%	(1.86)%	281%
14.05	2.43%	484	3.13%	3.46%	(2.80)%	(3.13)%	262%

$12.09	9.91%	$756	1.95%	2.00%	(1.44)%	(1.49)%	54%
11.00	0.55%	804	2.00%	2.00%	(1.31)%	(1.31)%	85%
10.94	24.32%	854	2.08%	2.10%	(1.19)%	(1.21)%	125%
8.80	38.15%	615	2.23%	2.28%	(1.36)%	(1.41)%	144%
6.37	(52.83)%	288	2.10%	2.15%	(1.60)%	(1.65)%	281%
14.08	16.97%	138	2.04%	3.67%	(1.65)%	(3.28)%	262%

$12.73	10.31%	$3,582	1.13%	1.18%	(0.61)%	(0.66)%	54%
11.54	1.32%	2,685	1.24%	1.24%	(0.55)%	(0.55)%	85%
11.39	25.44%	2,508	1.16%	1.18%	(0.27)%	(0.29)%	125%
9.08	39.69%	1,459	1.21%	1.26%	(0.39)%	(0.44)%	144%
6.50	(52.35)%	998	1.00%	1.05%	(0.55)%	(0.60)%	281%
14.21	8.12%	3,560	1.03%	1.13%	(0.63)%	(0.73)%	262%

See notes to Financial Highlights on page 85.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	77

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Growth Fund
Class A
Six Months Ended 6/30/12[1]	$11.77	$(0.02)	$1.32	$1.30	$—	$—	$—
Year Ended 12/31/11	11.85	(0.05)	(0.04)	(0.09)	—	—	—
Year Ended 12/31/10	10.47	(0.04)	1.42	1.38	—	—	—
Year Ended 12/31/09	7.96	(0.01)	2.51	2.50	—	—	—
Year Ended 12/31/08	14.43	(0.03)	(6.28)	(6.31)	—	(0.16)	(0.16)
Year Ended 12/31/07	15.25	(0.04)	2.02	1.98	—	(2.80)	(2.80)
Class C
Six Months Ended 6/30/12[1]	$11.20	$(0.10)	$1.27	$1.17	$—	$—	$—
Year Ended 12/31/11	11.44	(0.15)	(0.10)	(0.25)	—	—	—
Year Ended 12/31/10	10.23	(0.13)	1.34	1.21	—	—	—
Year Ended 12/31/09	7.91	(0.09)	2.40	2.31	—	—	—
Year Ended 12/31/08	14.38	(0.07)	(6.24)	(6.31)	—	(0.16)	(0.16)
Period From 6/29/07[6] to 12/31/07[1]	16.64	(0.03)	0.54	0.51	—	(2.77)	(2.77)
Class K
Six Months Ended 6/30/12[1]	$11.59	$(0.06)	$1.31	$1.25	$—	$—	$—
Year Ended 12/31/11	11.73	(0.21)	0.06	(0.15)	—	—	—
Year Ended 12/31/10	10.43	(0.06)	1.36	1.30	—	—	—
Year Ended 12/31/09	7.98	(0.04)	2.48	2.44	—	—	—
Year Ended 12/31/08	14.50	(0.04)	(6.32)	(6.36)	—	(0.16)	(0.16)
Year Ended 12/31/07	15.25	(0.04)	1.95	1.91	—	(2.66)	(2.66)
Class Y
Six Months Ended 6/30/12[1]	$11.85	$(0.01)	$1.34	$1.33	$—	$—	$—
Year Ended 12/31/11	11.91	(0.02)	(0.05)	(0.07)	—	—	—
Year Ended 12/31/10	10.49	(0.02)	1.44	1.42	—	—	—
Year Ended 12/31/09	7.98	(0.01)	2.51	2.50	—	—	—
Year Ended 12/31/08	14.41	0.02	(6.29)	(6.27)	—	(0.16)	(0.16)
Period From 5/1/07[6] to 12/31/07[1]	15.81	—	1.46	1.46	—	(2.86)	(2.86)

See notes to Financial Highlights on page 85.

78	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[3]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[4]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$13.07	11.05%		$98,759	1.32%	1.32%	(0.30)%	(0.30)%	47%
0.01	11.77	(0.68)%	[5]	92,825	1.34%	1.34%	(0.38)%	(0.38)%	86%
—	11.85	13.18%		104,758	1.35%	1.35%	(0.35)%	(0.35)%	109%
0.01	10.47	31.53%	[5]	109,272	1.40%	1.40%	(0.10)%	(0.10)%	128%
—	7.96	(43.73)%		91,714	1.33%	1.33%	(0.28)%	(0.28)%	281%
—	14.43	13.10%		196,128	1.29%	1.29%	(0.26)%	(0.26)%	242%

$—	$12.37	10.45%		$580	2.52%	2.52%	(1.51)%	(1.51)%	47%
0.01	11.20	(2.10)%	[5]	529	2.81%	2.81%	(1.81)%	(1.81)%	86%
—	11.44	11.83%		475	2.51%	2.51%	(1.51)%	(1.51)%	109%
0.01	10.23	29.33%	[5]	375	3.06%	3.06%	(1.78)%	(1.78)%	128%
—	7.91	(43.88)%		198	1.89%	2.69%	(0.83)%	(1.63)%	281%
—	14.38	3.14%		268	2.17%	3.83%	(1.14)%	(2.80)%	242%

$—	$12.84	10.79%		$816	1.85%	1.85%	(0.84)%	(0.84)%	47%
0.01	11.59	(1.19)%	[5]	741	1.86%	1.86%	(0.91)%	(0.91)%	86%
—	11.73	12.46%		1,087	1.91%	1.91%	(0.92)%	(0.92)%	109%
0.01	10.43	30.70%	[5]	692	2.10%	2.10%	(0.81)%	(0.81)%	128%
—	7.98	(43.86)%		343	2.08%	2.08%	(0.98)%	(0.98)%	281%
—	14.50	12.63%		179	1.87%	3.01%	(0.88)%	(2.02)%	242%

$—	$13.18	11.22%		$1,699	1.07%	1.07%	(0.06)%	(0.06)%	47%
0.01	11.85	(0.50)%	[5]	1,508	1.11%	1.11%	(0.13)%	(0.13)%	86%
—	11.91	13.54%		1,431	1.03%	1.03%	(0.04)%	(0.04)%	109%
0.01	10.49	31.45%	[5]	1,074	1.45%	1.45%	(0.17)%	(0.17)%	128%
—	7.98	(43.51)%		823	1.05%	1.05%	(0.03)%	(0.03)%	281%
—	14.41	9.32%		3,139	0.99%	0.99%	0.02%	0.02%	242%

See notes to Financial Highlights on page 85.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	79

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Technology Fund
Class A
Six Months Ended 6/30/12[1]	$16.54	$(0.10)[2]	$1.77	$1.67	$—	$—	$—
Year Ended 12/31/11	19.60	(0.24)[2]	(2.10)	(2.34)	—	(0.72)	(0.72)
Year Ended 12/31/10	14.89	(0.20)[2]	5.58	5.38	—	(0.67)	(0.67)
Year Ended 12/31/09	8.50	(0.13)	6.52	6.39	—	—	—
Year Ended 12/31/08	17.53	(0.14)	(8.78)	(8.92)	(0.03)	(0.08)	(0.11)
Year Ended 12/31/07	15.88	(0.13)	3.64	3.51	—	(1.86)	(1.86)
Class C
Six Months Ended 6/30/12[1]	$15.74	$(0.16)[2]	$1.69	$1.53	$—	$—	$—
Year Ended 12/31/11	18.83	(0.36)[2]	(2.01)	(2.37)	—	(0.72)	(0.72)
Year Ended 12/31/10	14.45	(0.33)[2]	5.38	5.05	—	(0.67)	(0.67)
Year Ended 12/31/09	8.37	(0.02)	6.10	6.08	—	—	—
Year Ended 12/31/08	17.39	(0.25)	(8.66)	(8.91)	(0.03)	(0.08)	(0.11)
Period From 5/2/07[6] to 12/31/07[1]	16.92	(0.12)	2.45	2.33	—	(1.86)	(1.86)
Class K
Six Months Ended 6/30/12[1]	$15.96	$(0.15)[2]	$1.71	$1.56	$—	$—	$—
Year Ended 12/31/11	19.06	(0.35)[2]	(2.03)	(2.38)	—	(0.72)	(0.72)
Year Ended 12/31/10	14.59	(0.31)[2]	5.45	5.14	—	(0.67)	(0.67)
Year Ended 12/31/09	8.39	(0.21)	6.41	6.20	—	—	—
Year Ended 12/31/08	17.44	(0.09)	(8.85)	(8.94)	(0.03)	(0.08)	(0.11)
Period From 1/19/07[6] to 12/31/07[1]	15.59	(0.09)	3.80	3.71	—	(1.86)	(1.86)
Class Y
Six Months Ended 6/30/12[1]	$16.82	$(0.07)[2]	$1.81	$1.74	$—	$—	$—
Year Ended 12/31/11	19.86	(0.18)[2]	(2.14)	(2.32)	—	(0.72)	(0.72)
Year Ended 12/31/10	15.04	(0.14)[2]	5.63	5.49	—	(0.67)	(0.67)
Year Ended 12/31/09	8.55	(0.17)	6.66	6.49	—	—	—
Year Ended 12/31/08	17.57	(0.05)	(8.86)	(8.91)	(0.03)	(0.08)	(0.11)
Period From 5/1/07[6] to 12/31/07[1]	16.79	(0.05)	2.69	2.64	—	(1.86)	(1.86)

See notes to Financial Highlights on page 85.

80	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[4]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$18.21	10.10%	$156,958	1.54%	1.54%	(1.05)%	(1.05)%	41%
16.54	(11.91)%	156,795	1.53%	1.53%	(1.21)%	(1.21)%	121%
19.60	36.15%	278,856	1.52%	1.52%	(1.21)%	(1.21)%	117%
14.89	75.18%	170,830	1.60%	1.60%	(1.35)%	(1.35)%	128%
8.50	(50.90)%	58,414	1.68%	1.68%	(0.73)%	(0.73)%	115%
17.53	22.25%	161,788	1.51%	1.51%	(1.14)%	(1.14)%	134%

$17.27	9.72%	$19,419	2.30%	2.30%	(1.81)%	(1.81)%	41%
15.74	(12.56)%	15,977	2.32%	2.32%	(1.99)%	(1.99)%	121%
18.83	34.97%	6,210	2.38%	2.38%	(2.02)%	(2.02)%	117%
14.45	72.64%	1,386	2.81%	2.81%	(2.60)%	(2.60)%	128%
8.37	(51.26)%	144	2.33%	2.88%	(1.32)%	(1.87)%	115%
17.39	13.90%	457	3.06%	3.30%	(2.65)%	(2.89)%	134%

$17.52	9.77%	$1,042	2.18%	2.18%	(1.69)%	(1.69)%	41%
15.96	(12.46)%	998	2.16%	2.16%	(1.84)%	(1.84)%	121%
19.06	35.25%	1,016	2.18%	2.18%	(1.89)%	(1.89)%	117%
14.59	73.90%	415	2.47%	2.47%	(2.23)%	(2.23)%	128%
8.39	(51.28)%	159	2.52%	2.66%	(1.81)%	(1.95)%	115%
17.44	23.93%	70	2.55%	4.48%	(2.17)%	(4.10)%	134%

$18.56	10.34%	$36,407	1.26%	1.26%	(0.77)%	(0.77)%	41%
16.82	(11.66)%	29,709	1.24%	1.24%	(0.91)%	(0.91)%	121%
19.86	36.52%	16,674	1.19%	1.19%	(0.81)%	(0.81)%	117%
15.04	75.91%	1,572	1.39%	1.39%	(1.15)%	(1.15)%	128%
8.55	(50.73)%	430	1.35%	1.35%	(0.41)%	(0.41)%	115%
17.57	15.86%	830	1.16%	1.25%	(0.77)%	(0.86)%	134%

See notes to Financial Highlights on page 85.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	81

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
RS Small Cap Equity Fund
Class A
Six Months Ended 6/30/12[1]	$15.54	$(0.09)[2]	$1.61	$1.52	$—	$—	$—	$—
Year Ended 12/31/11	15.92	(0.17)[2]	(0.23)	(0.40)	—	—	—	—
Year Ended 12/31/10	12.44	(0.12)[2]	3.60	3.48	—	—	—	—
Year Ended 12/31/09	9.10	(0.07)	3.41	3.34	—	—	—	—
Year Ended 12/31/08	14.28	(0.04)	(5.06)	(5.10)	(0.01)	(0.05)	(0.02)	(0.08)
Year Ended 12/31/07	17.90	0.06	0.75	0.81	(0.05)	(4.38)	—	(4.43)
Class C
Six Months Ended 6/30/12[1]	$12.43	$(0.13)[2]	$1.29	$1.16	$—	$—	$—	$—
Year Ended 12/31/11	12.86	(0.26)[2]	(0.19)	(0.45)	—	—	—	—
Year Ended 12/31/10	10.14	(0.20)[2]	2.92	2.72	—	—	—	—
Year Ended 12/31/09	7.49	(1.87)	4.52	2.65	—	—	—	—
Year Ended 12/31/08	11.88	(0.10)	(4.21)	(4.31)	(0.01)	(0.05)	(0.02)	(0.08)
Year Ended 12/31/07	15.68	(0.03)	0.61	0.58	—	(4.38)	—	(4.38)
Class K
Six Months Ended 6/30/12[1]	$14.70	$(0.11)[2]	$1.53	$1.42	$—	$—	$—	$—
Year Ended 12/31/11	15.12	(0.21)[2]	(0.23)	(0.44)	—	—	—	—
Year Ended 12/31/10	11.85	(0.16)[2]	3.43	3.27	—	—	—	—
Year Ended 12/31/09	8.69	(0.20)	3.36	3.16	—	—	—	—
Year Ended 12/31/08	13.69	(0.07)	(4.85)	(4.92)	(0.01)	(0.05)	(0.02)	(0.08)
Year Ended 12/31/07	17.36	(0.01)	0.72	0.71	—	(4.38)	—	(4.38)

See notes to Financial Highlights on page 85.

82	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[3]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[4]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$17.06	9.78%		$56,941	1.30%	1.30%	(1.05)%	(1.05)%	54%
0.02	15.54	(2.39)%	[5]	55,180	1.26%	1.26%	(1.05)%	(1.05)%	100%
—	15.92	27.97%		95,631	1.27%	1.36%	(0.92)%	(1.01)%	121%
—	12.44	36.70%		81,629	1.27%	1.40%	(0.74)%	(0.87)%	177%
—	9.10	(35.67)%		68,315	1.27%	1.29%	(0.33)%	(0.35)%	119%
—	14.28	4.84%		129,796	1.22%	1.22%	0.30%	0.30%	148%

$—	$13.59	9.33%		$1,842	2.15%	2.15%	(1.91)%	(1.91)%	54%
0.02	12.43	(3.34)%	[5]	1,523	2.19%	2.19%	(1.97)%	(1.97)%	100%
—	12.86	26.82%		1,804	2.19%	2.19%	(1.84)%	(1.84)%	121%
—	10.14	35.38%		1,529	2.10%	2.10%	(1.58)%	(1.58)%	177%
—	7.49	(36.23)%		7,081	2.07%	2.07%	(1.11)%	(1.11)%	119%
—	11.88	4.00%		10,966	1.98%	1.98%	(0.46)%	(0.46)%	148%

$—	$16.12	9.66%		$5,144	1.60%	1.76%	(1.34)%	(1.50)%	54%
0.02	14.70	(2.78)%	[5]	9,717	1.60%	1.78%	(1.38)%	(1.56)%	100%
—	15.12	27.59%		11,020	1.60%	1.76%	(1.25)%	(1.41)%	121%
—	11.85	36.36%		9,168	1.60%	1.82%	(1.09)%	(1.31)%	177%
—	8.69	(35.90)%		10,865	1.60%	1.69%	(0.64)%	(0.73)%	119%
—	13.69	4.36%		16,639	1.60%	1.72%	(0.07)%	(0.19)%	148%

See notes to Financial Highlights on page 85.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	83

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
RS Small Cap Equity Fund — (continued)
Class Y
Six Months Ended 6/30/12[1]	$15.54	$(0.06)[2]	$1.61	$1.55	$—	$—	$—	$—
Year Ended 12/31/11	15.88	(0.11)[2]	(0.25)	(0.36)	—	—	—	—
Year Ended 12/31/10	12.40	(0.12)[2]	3.60	3.48	—	—	—	—
Year Ended 12/31/09	9.06	(0.10)	3.44	3.34	—	—	—	—
Year Ended 12/31/08	14.18	— [8]	(5.04)	(5.04)	(0.01)	(0.05)	(0.02)	(0.08)
Period From 5/1/07[6] to 12/31/07[1]	19.44	0.12	(0.88)	(0.76)	(0.12)	(4.38)	—	(4.50)

84	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[3]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[4]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$17.09	9.97%		$36,196	1.00%	1.00%	(0.75)%	(0.75)%	54%
0.02	15.54	(2.14)%	[5]	32,690	0.96%	0.96%	(0.68)%	(0.68)%	100%
—	15.88	28.06%		504	1.29%	1.29%	(0.91)%	(0.91)%	121%
—	12.40	36.87%		460	1.24%	1.24%	(0.84)%	(0.84)%	177%
—	9.06	(35.50)%		193	1.02%	1.02%	(0.02)%	(0.02)%	119%
—	14.18	(3.61)%		162	1.00%	1.01%	3.29%	3.28%	148%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[4]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[5]

Without the effect of the income from the regulatory settlements, the total returns would have been for RS Small Cap Growth Fund for 2011 (2.44)%, (4.07)%, (3.02)%, and (2.18)%; for 2009 46.38%, 44.39%, 45.40%, and 47.10% for Class A, Class C, Class K and Class Y, respectively; for RS Select Growth Fund for 2011 5.21%, 4.14%, 4.49%, 5.55%; for 2009 47.15%, 45.23%, 45.16% and 29.58% for Class A, Class C, Class K and Class Y, respectively; for RS Growth Fund for 2011 (0.78)%, (2.18)%, (1.27)% and (0.57)%, for 2009 31.53%, 29.20%, 30.58% and 31.45% for Class A, Class C, Class K and Class Y, respectively; for RS Small Cap Equity Fund (2.51)%, (3.46)%, (2.87)%, (2.26)% for Class A, Class C, Class K and Class Y, respectively.

[6]	Inception date.

[7]	The NAV, as presented, has been adjusted from the NAV, as reported on December 31, 2009, due to a reprocessing of shareholder transactions.

[8]	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	85

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Notes to Financial Statements

June 30, 2012 (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to six series offered by the Trust: RS Small Cap Growth Fund, RS Select Growth Fund, RS Mid Cap Growth Fund, RS Growth Fund, RS Technology Fund and RS Small Cap Equity Fund (each a “Fund”, collectively the “Funds”). All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Funds offer Class A, C, K and Y shares. Prior to February 17, 2012, RS Small Cap Equity Fund offered Class B shares. As of the close of business on February 17, 2012, all outstanding Class B shares of the Fund were converted into Class A shares of the same Fund. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge, which is the price for all outstanding shares of a Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

86	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2012, the Funds had no securities classified as Level 3.

www.RSinvestments.com	87

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the six months ended June 30, 2012, there were no transfers between Level 1 and Level 2.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Funds’ Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

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From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2012, the Funds did not incur any such interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Funds have entered into an arrangement with their custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

h. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

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i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Small Cap Growth Fund	0.95%
RS Select Growth Fund	1.00%
RS Mid Cap Growth Fund	0.85%
RS Growth Fund	0.80%
RS Technology Fund	1.00%
RS Small Cap Equity Fund	0.75%

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2013 to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) for Class A shares to the rates shown in the table below and to limit the total annual fund operating expenses of each of the other classes of the Fund so that each of those classes benefits from a level of reimbursement (as expressed in basis points) that is the same as the level of reimbursement for Class A shares during the period.

Fund	Expense Limitation
RS Small Cap Growth Fund, Class A	1.35%
RS Select Growth Fund, Class A	1.35%
RS Mid Cap Growth Fund, Class A*	1.28%
RS Growth Fund, Class A	1.49%
*	The expense limitation in effect from January 1, 2012 through April 30, 2012 was 1.49%.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2013 to limit RS Small Cap Equity Fund’s total annual fund operating expenses (excluding expenses indirectly

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incurred by the Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to the following rates:

RS Small Cap Equity Fund	Expense Limitation
Class A	1.35%
Class B*	2.41%
Class C	2.22%
Class K	1.60%
Class Y	N/A
*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the six months ended June 30, 2012, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Small Cap Growth Fund	Class A	0.25%	$623,487
	Class C	1.00%	8,455
	Class K	0.65%	2,975
	Class Y	0.00%	—
RS Select Growth Fund	Class A	0.25%	$144,093
	Class C	1.00%	36,917
	Class K	0.65%	786
	Class Y	0.00%	—
RS Mid Cap Growth Fund	Class A	0.25%	$68,743
	Class C	1.00%	6,867
	Class K	0.65%	2,545
	Class Y	0.00%	—
RS Growth Fund	Class A	0.25%	$124,649
	Class C	1.00%	3,000
	Class K	0.65%	2,666
	Class Y	0.00%	—

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Distribution Fees (continued)

Fund		Annual Rate	Distribution Fees
RS Technology Fund	Class A	0.25%	$209,511
	Class C	1.00%	94,772
	Class K	0.65%	3,441
	Class Y	0.00%	—
RS Small Cap Equity Fund	Class A	0.25%	$74,403
	Class B*	1.00%	1,862
	Class C	1.00%	8,922
	Class K	0.65%	32,333
	Class Y	0.00%	—
*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the distribution plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the distribution plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated between RS Investments and GIS by mutual agreement. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the six months ended June 30, 2012, PAS informed the Trust it received $1,183,957 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the six months ended June 30, 2012, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Small Cap Growth Fund	$2,070
RS Select Growth Fund	30,968
RS Mid Cap Growth Fund	1,760
RS Growth Fund	1,710
RS Technology Fund	12,244
RS Small Cap Equity Fund	502

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GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the six months ended June 30, 2012, GIS received CDSL charges as follows:

Fund	CDSL
RS Small Cap Growth Fund	$654
RS Select Growth Fund	1,632
RS Mid Cap Growth Fund	35
RS Growth Fund	70
RS Technology Fund	36,616
RS Small Cap Equity Fund	50

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2011, which is the most recently completed tax year, was as follows:

Fund	Long-Term Capital Gains
RS Technology Fund	$9,021,139

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss)
RS Small Cap Growth Fund	$3,679,924	$5,539,930	$(9,219,854)
RS Select Growth Fund	(846,399)	846,399	—
RS Mid Cap Growth Fund	(541,695)	499,081	42,614
RS Growth Fund	(408,693)	399,395	9,298
RS Technology Fund	(3,898,823)	3,698,313	200,510
RS Small Cap Equity Fund	(867,758)	1,098,592	(230,834)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The tax basis of distributable earnings as of December 31, 2011 was as follows:

Fund	Undistributed Long-Term Capital Gains
RS Technology Fund	$3,125,925

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2011, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Small Cap Growth Fund	$58,649,174
RS Select Growth Fund	6,919,278
RS Mid Cap Growth Fund	6,519,981
RS Growth Fund	7,041,999
RS Small Cap Equity Fund	17,270,675

See the chart below for capital loss carryovers available to the Funds at December 31, 2011.

	Expiring
Fund	2016	2017	Total
RS Small Cap Growth Fund	$31,133,163	$40,815,445	$71,948,608
RS Select Growth Fund	4,710,335	7,418,723	12,129,058
RS Mid Cap Growth Fund	42,146,882	46,802,596	88,949,478
RS Growth Fund	13,836,769	25,594,363	39,431,132
RS Technology Fund	—	—	—
RS Small Cap Equity Fund	4,019,079	—	4,019,079

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Small Cap Growth Fund	$5,389,010
RS Select Growth Fund	—
RS Mid Cap Growth Fund	231,003
RS Small Cap Equity Fund	2,252,910

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b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2012, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Small Cap Growth Fund	$504,553,105	$86,009,154	$108,795,172	$(22,786,018)
RS Select Growth Fund	159,243,044	18,388,706	23,706,688	(5,317,982)
RS Mid Cap Growth Fund	46,995,304	12,504,938	14,078,268	(1,573,330)
RS Growth Fund	79,184,568	22,751,062	24,436,882	(1,685,820)
RS Technology Fund	181,241,409	34,314,722	46,133,183	(11,818,461)
RS Small Cap Equity Fund	90,496,769	11,748,981	15,981,682	(4,232,701)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Small Cap Growth Fund

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,263,076	$56,088,687	2,799,043	$121,748,390
Shares redeemed	(799,427)	(35,569,700)	(3,633,502)	(154,843,875)

Net increase/(decrease)	463,649	$20,518,987	(834,459)	$(33,095,485)

Class C
Shares sold	15,417	$658,598	32,691	$1,345,102
Shares redeemed	(7,725)	(320,710)	(21,550)	(840,003)

Net increase	7,692	$337,888	11,141	$505,099

Class K
Shares sold	5,050	$219,969	11,232	$471,802
Shares redeemed	(9,155)	(399,072)	(9,579)	(384,043)

Net increase/(decrease)	(4,105)	$(179,103)	1,653	$87,759

Class Y
Shares sold	295,148	$13,440,914	1,226,732	$54,936,634
Shares redeemed	(265,198)	(11,897,866)	(904,252)	(37,436,266)

Net increase	29,950	$1,543,048	322,480	$17,500,368

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Transactions in Capital Shares (continued)

RS Select Growth Fund

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,473,751	$49,670,722	1,182,873	$36,994,156
Shares redeemed	(635,296)	(21,037,403)	(650,352)	(19,494,056)

Net increase	838,455	$28,633,319	532,521	$17,500,100

Class C
Shares sold	292,503	$9,508,869	73,096	$2,144,740
Shares redeemed	(16,466)	(526,026)	(4,620)	(136,896)

Net increase	276,037	$8,982,843	68,476	$2,007,844

Class K
Shares sold	3,214	$102,381	4,826	$139,385
Shares redeemed	(791)	(25,173)	(3,598)	(110,348)

Net increase	2,423	$77,208	1,228	$29,037

Class Y
Shares sold	1,017,519	$34,600,646	532,421	$16,490,925
Shares redeemed	(439,960)	(14,427,325)	(76,936)	(2,346,763)

Net increase	577,559	$20,173,321	455,485	$14,144,162

RS Mid Cap Growth Fund

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	215,442	$2,786,932	387,613	$4,561,384
Shares redeemed	(396,156)	(5,017,351)	(980,485)	(11,454,503)

Net decrease	(180,714)	$(2,230,419)	(592,872)	$(6,893,119)

Class C
Shares sold	40,966	$503,968	106,841	$1,191,461
Shares redeemed	(29,052)	(349,453)	(70,683)	(759,356)

Net increase	11,914	$154,515	36,158	$432,105

Class K
Shares sold	14,409	$179,124	30,239	$345,877
Shares redeemed	(24,943)	(304,359)	(35,263)	(399,466)

Net decrease	(10,534)	$(125,235)	(5,024)	$(53,589)

Class Y
Shares sold	69,192	$921,073	59,782	$726,249
Shares redeemed	(20,488)	(263,784)	(47,346)	(560,813)

Net increase	48,704	$657,289	12,436	$165,436

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RS Growth Fund

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	258,128	$3,247,062	184,100	$2,228,545
Shares redeemed	(592,470)	(7,725,476)	(1,138,154)	(13,848,753)

Net decrease	(334,342)	$(4,478,414)	(954,054)	$(11,620,208)

Class C
Shares sold	12,050	$150,475	20,225	$233,428
Shares redeemed	(12,429)	(151,686)	(14,503)	(168,973)

Net increase/(decrease)	(379)	$(1,211)	5,722	$64,455

Class K
Shares sold	8,505	$109,260	31,615	$371,894
Shares redeemed	(8,973)	(117,949)	(60,304)	(713,576)

Net decrease	(468)	$(8,689)	(28,689)	$(341,682)

Class Y
Shares sold	5,480	$72,008	22,867	$274,899
Shares redeemed	(3,830)	(51,541)	(15,818)	(191,311)

Net increase	1,650	$20,467	7,049	$83,588

RS Technology Fund

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,179,146	$21,882,181	8,480,502	$171,392,793
Shares reinvested	—	—	381,102	6,292,002
Shares redeemed	(2,044,751)	(37,235,924)	(13,607,750)	(263,016,000)

Net decrease	(865,605)	$(15,353,743)	(4,746,146)	$(85,331,205)

Class C
Shares sold	263,441	$4,670,412	909,130	$17,792,828
Shares reinvested	—	—	27,456	431,614
Shares redeemed	(154,315)	(2,691,632)	(251,035)	(4,400,055)

Net increase	109,126	$1,978,780	685,551	$13,824,387

Class K
Shares sold	12,745	$229,750	31,295	$574,519
Shares reinvested	—	—	3,077	49,027
Shares redeemed	(15,825)	(283,893)	(25,163)	(449,244)

Net increase/(decrease)	(3,080)	$(54,143)	9,209	$174,302

Class Y
Shares sold	628,295	$11,550,829	2,259,635	$45,581,087
Shares reinvested	—	—	45,376	762,296
Shares redeemed	(432,580)	(8,179,089)	(1,378,380)	(25,551,420)

Net increase	195,715	$3,371,740	926,631	$20,791,963

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Transactions in Capital Shares (continued)

RS Small Cap Equity Fund

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	91,212	$1,578,507	1,060,358	$17,932,551
Share from conversion of Class B shares*	82,217	1,457,242	—	—
Shares redeemed	(387,551)	(6,576,312)	(3,516,679)	(59,209,549)

Net decrease	(214,122)	$(3,540,563)	(2,456,321)	$(41,276,998)

Class B
Shares sold	—	$—	3,172	$43,114
Shares converted to Class A shares*	(102,253)	(1,457,242)	—	—
Shares redeemed	(6,093)	(83,753)	(45,507)	(591,688)

Net decrease	(108,346)	$(1,540,995)	(42,335)	$(548,574)

Class C
Shares sold	17,316	$245,684	1,307	$17,718
Shares redeemed	(4,321)	(59,293)	(19,111)	(243,305)

Net increase/(decrease)	12,995	$186,391	(17,804)	$(225,587)

Class K
Shares sold	25,963	$419,535	56,584	$867,440
Shares redeemed	(367,698)	(5,751,592)	(124,712)	(1,926,073)

Net decrease	(341,735)	$(5,332,057)	(68,128)	$(1,058,633)

Class Y
Shares sold	386,166	$6,631,289	2,623,517	$43,629,198
Shares redeemed	(371,828)	(6,375,874)	(551,687)	(8,763,814)

Net increase	14,338	$255,415	2,071,830	$34,865,384

*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

b. Shareholder Concentration As of June 30, 2012, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Small Cap Growth Fund	2	34.75%
RS Select Growth Fund	5	39.87%
RS Mid Cap Growth Fund	1	19.53%
RS Growth Fund	1	16.74%
RS Technology Fund	4	33.57%
RS Small Cap Equity Fund	2	50.77%

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Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended June 30, 2012, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Small Cap Growth Fund	$355,378,517	$328,520,436
RS Select Growth Fund	159,714,831	105,630,451
RS Mid Cap Growth Fund	32,022,969	32,673,617
RS Growth Fund	47,944,939	52,087,472
RS Technology Fund	88,105,761	100,503,694
RS Small Cap Equity Fund	57,232,812	66,658,476

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 6 Temporary Borrowings

The Funds, with other funds managed by RS Investments, share in a $100 million committed revolving credit facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the six months ended June 30, 2012, the Funds which borrowed under the facility were as follows:

Fund	Amount Outstanding at 6/30/12	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS Select Growth Fund	$—	$52,946	3	1.43%
RS Growth Fund	—	296,255	4	1.42%
RS Technology Fund	—	2,651,034	7	1.40%
RS Small Cap Equity Fund	—	3,360,873	1	1.43%
*	For the six months ended June 30, 2012, based on the number of days borrowings were outstanding.

Note 7 Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no material events have occurred that require disclosure.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 9 New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

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Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 10-11, 2011, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2011. Prior to the meeting of the Board on August 10-11, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable

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basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of two variable insurance Funds with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on such Funds’ total expenses and agreed to monitor the relevant Funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a few variable insurance Funds that had been identified as having higher expenses, the Trustees noted they had had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

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The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Money Market Fund, which experienced extremely low (but not negative) yields reflecting a very conservative investment posture and a yield subsidy, for the most recent one-year period, dropped in the rankings relative to its peers; (2) RS Investors Fund, which remains a very small Fund ($20 million of total assets as of May 2011) and has most recently enjoyed solid positive performance (22.67% for one-year period), still lagged its peer group by 3.59% for that period with an 88th percentile ranking; (3) RS Value Fund and RS Value VIP Series both substantially underperformed their peer groups for the most recent one-year periods; (4) RS Mid Cap Growth Fund, which had a portfolio manager change that has substantially improved performance for the most recent period, continues to rank poorly relative to its peers for the three and five year periods; and (5) RS Strategic Income Fund, which, for the short period of its operations, lagged its peers in the multi-sector income group. The Trustees agreed to monitor the performance of certain of the Funds. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’

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general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2010, and for the three months ended March 31, 2011. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the

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meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has substantially completed the integration of the respective RS and Guardian organizations, and has integrated a new organization that provides advisory services with respect to core growth products.

•

RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds, including concerns about smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including expense limitations. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2010 to May 1, 2011. Several Funds were changed to reduce expenses or adopt an expense limitation, with only some fixed-income Funds adopting a higher expense limitation after the initial launch period.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2011.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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388 Market Street San Francisco CA 94111 www.RSinvestments.com | 800-766-3863	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

EB 015097 (06/12)

2012 Semiannual Report

All data as of June 30, 2012

RS Core Growth Funds

Class A, C, K, and Y Shares

•	RS Capital Appreciation Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Core Growth | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Growth Fund	Fixed Income
RS Partners Fund*	RS Technology Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Small Cap Equity Fund*	RS Low Duration Bond Fund
RS Large Cap Alpha Fund		RS High Yield Fund
RS Investors Fund	International	RS Tax-Exempt Fund
	RS International Growth Fund	RS High Income Municipal Bond Fund
Core Growth	RS Emerging Markets Fund*	RS Floating Rate Fund
RS Capital Appreciation Fund	RS Global Growth Fund	RS Strategic Income Fund
	RS Greater China Fund	RS Money Market Fund
Growth
RS Small Cap Growth Fund	Natural Resources	Other RS Funds
RS Select Growth Fund	RS Global Natural Resources Fund	RS S&P 500 Index Fund
RS Mid Cap Growth Fund

*	Closed to most new investments. Please see the prospectus for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

In the last six months I have had the pleasure of getting to know RS Investments inside and out, and I have come to the conclusion that our firm possesses three foundational qualities today’s investors are looking for in an investment partner:

1. Fundamental research capabilities

Investment insights are paramount. I’ve worked in the investment management business for more than 30 years and, since I’ve been at RS Investments, I’ve been continually impressed by our investment teams’ experience, expertise, and ability to execute. Team members work closely together to evaluate ideas, test investment theses, and lend their collective experience toward the goal of gaining a research edge and compounding long-term returns for our shareholders.

2. Robust compliance infrastructure

Investment insights depend upon deep and experienced investment talent, but those insights must be executed within sound and appropriate practices throughout the investment process. A rigorous compliance culture and a robust infrastructure have become a must-have, and I believe our capabilities in this arena are unparalleled.

3. Common risk platform

In today’s volatile markets, investors are more concerned than ever about risk. While risk management has always been built into every step of our investment process, we’re developing a common risk platform for our teams to ensure that the risks we take are deliberate in every fund we manage, while promoting the autonomous environment in which our investment teams thrive.

Looking forward

As I mentioned in the 2011 Annual Report, our priorities are clear: First and foremost, we’ll continue to enhance the fundamental research capabilities that drive the long term results you — our shareholders — seek. We’re also committed to expanding the number of investment solutions we offer to ensure the products we manage continue to serve your needs. We’re hard at work on both fronts, and look forward to delivering the investment outcomes you expect while continuing to earn your trust every day.

In the pages that follow, you’ll find an update on your investment in the RS Funds. It contains important information about your investment with our firm. Please visit www.rsinvestments.com for additional insight and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

THIS PAGE NOT PART OF YOUR FUND REPORT	www.RSinvestments.com	1

CEO’S LETTER

As with all mutual funds, the value of an investment could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

2	www.RSinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS CAPITAL APPRECIATION FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Capital Appreciation Fund Commentary

Highlights

•

The broad equity market measured by the S&P 500® Index[1] delivered solid positive performance in the first six months of 2012 despite heightened market volatility, continued economic uncertainty and reduced investor appetites for risk.

•

RS Capital Appreciation Fund generated positive absolute performance for the six-month period ended June 30, 2012, but underperformed its benchmark, the S&P 500® Index. Stock selection in the consumer discretionary, financial services, energy, technology, and producer durables sectors hurt relative performance. Stock selection in the consumer staples, materials and processing and healthcare sectors aided relative returns.

•

RS Capital Appreciation Fund seeks long-term growth of capital by investing in what we view as “advantaged” businesses. We define “advantaged” businesses as those that we believe possess structural, competitive, and economic advantages relative to their competitors.

Market Overview

Equity markets measured by the S&P 500® Index started out the year on a positive note, as investors welcomed encouraging economic news and low U.S. interest rates. But optimism on the economy appeared to fade in the spring, as persistent high unemployment and weaker than expected corporate and consumer spending raised fears that the recovery might stall. Adding to this cloud of uncertainty were the ongoing debt crisis in Europe and signs of slowing economic growth in China and other Asian economies. While the resulting sell-off was widespread, the equity markets did recover some of the lost gains during June. As a result, most sectors of the economy delivered positive performance during the six-month period. The exception was the energy sector, where share prices fell sharply in tandem with the decline in oil and natural gas prices.

Fund Performance Overview

RS Capital Appreciation Fund (Class A Shares) returned 5.40% for the six months ended June 30, 2012, while the benchmark S&P 500® Index returned 9.49%.

Portfolio Review

A significant detractor for the period was Chesapeake Energy. Chesapeake engages in the exploration and production of natural gas and oil in the United States. As it became more evident that Chesapeake was maintaining an aggressive capital spending plan in the face of declining underlying commodity prices for natural gas and oil, our view of the

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RS CAPITAL APPRECIATION FUND

risk profile of the company deteriorated. This elevated business risk profile and increased scrutiny of corporate governance by investors led us to look for other investment opportunities in the energy sector that were less heavily levered and less aggressively managed.

Stock selection in the consumer discretionary sector weighed on the Fund’s relative performance in a period that proved challenging for many retailers. A detractor for the period was Tiffany & Co., which sells aspirational branded consumer products to a global audience. Tiffany sells a variety of signature jewelry, silver pieces, fragrances and accessories, tapping the global power of its iconic brand. Because Tiffany has experienced significant growth in Asia, the recent share price performance has been dampened by investor concerns over the potential for slowing economic growth in China. Nonetheless, we remain positive on Tiffany’s prospects given the powerful brand identity, geographic market diversification and popularity with higher end consumers whose spending may be less affected by economic pressures.

Relative performance was also hindered in the technology sector, where Apple was a relative detractor. Apple contributed positive absolute performance to the portfolio but our position was underweight relative to the benchmark, which led to the relative underperformance during the period. We view Apple as a consumer brand disguised as a technology company. In our opinion, Apple possesses the competitive, structural and economic advantages that we seek in our search for global brands with scalable business models.

On a positive note, relative performance was once again aided by the Fund’s investment in Ecolab Inc. The world’s largest distributor of industrial cleaning solutions, Ecolab benefits from a strong brand image, high customer retention rates and recurring revenues in a large share of its businesses. We remain upbeat on its long-term prospects.

We also remain positive on the outlook for Anheuser-Busch InBev N.V., the world’s largest brewing company. The company reported strong earnings that reflected robust sales of its flagship Budweiser brand, as well as healthy pricing and profit margins, and the stock delivered strong positive performance for the Fund during the period.

Mass media company Discovery Communications Inc. was another strong performer during the period. One of the world’s leading nonfiction media companies, Discovery owns cable channels such as Discovery Channel and Animal Planet, and extends its brand capital and platform innovations to other businesses, including publishing, education, ecommerce and a growing library of digital content. In our view, the company remains well-positioned to benefit from its growing and diverse distribution platform and its expanding high quality and cost efficient content library — attributes that should help it garner rising affiliate fees and improving advertising rates both domestically and abroad.

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RS CAPITAL APPRECIATION FUND

Outlook

We believe that the Fund’s investments comprise a collection of businesses with relatively conservative balance sheets and significant growth opportunities, a large portion of which are generated from operations outside of the United States. Over time, we have found that many of the most attractive investment opportunities have surfaced during periods of dislocation between long-term business fundamentals and short-term stock prices. For this reason, we believe that periods of economic uncertainty may provide the Fund an opportunity to purchase securities of quality, growing and “advantaged” businesses at what we believe to be attractive valuations.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in small-and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. A non-diversified fund is able to invest in a more limited number of issuers than a diversified fund, so a decline in the market value of a particular security may affect the Fund’s value more than if the Fund were a diversified fund. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in stock prices in those sectors or industries.

1

The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

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RS CAPITAL APPRECIATION FUND

Characteristics (unaudited)

Total Net Assets: $113,570,648

Top Ten Holdings[2]

Holding	% of Total Net Assets
Oracle Corp.	5.63%
CME Group, Inc.	5.48%
Discovery Communications, Inc., Class C	5.46%
QUALCOMM, Inc.	5.36%
Kraft Foods, Inc., Class A	5.17%
Anheuser-Busch InBev N.V., ADR	5.03%
Ecolab, Inc.	5.01%
Aflac, Inc.	4.98%
Coach, Inc.	4.88%
Google, Inc., Class A	4.27%
Total	51.27%

Sector Allocation[3]

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS CAPITAL APPRECIATION FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (1/18/93)
without sales charge	5.40%	1.77%	12.85%	-0.29%	4.13%	8.50%
with maximum sales charge	0.40%	-3.06%	11.04%	-1.25%	3.63%	8.23%
Class C Shares (9/10/10)
without sales charge	5.07%	1.05%	—	—	—	9.51%
with sales charge	4.07%	0.05%	—	—	—	9.51%
Class K Shares (9/10/10)	5.18%	1.36%	—	—	—	9.89%
Class Y Shares (9/10/10)	5.59%	2.18%	—	—	—	10.74%
S&P 500® Index[1]	9.49%	5.45%	16.40%	0.22%	5.33%	8.11%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Capital Appreciation Fund and in the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made upon the inception of Class C shares (9/10/10), Class K shares (9/10/10) and Class Y shares (9/10/10) would have the following values as of June 30, 2012: $11,781 (Class C), $11,855 (Class K), and $12,021 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Oak Value Fund; performance shown includes performance of the predecessor fund for periods prior to September 7, 2010.

8	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

www.RSinvestments.com	9

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12-6/30/12	Expense Ratio During Period 1/1/12-6/30/12
RS Capital Appreciation Fund	Class A	$1,000.00	$1,054.00	$6.28	1.23%
	Class C	$1,000.00	$1,050.70	$9.99	1.96%
	Class K	$1,000.00	$1,051.80	$8.16	1.60%
	Class Y	$1,000.00	$1,055.90	$4.50	0.88%
Based on Hypothetical Return (5% Return Before Expenses)
RS Capital Appreciation Fund	Class A	$1,000.00	$1,018.75	$6.17	1.23%
	Class C	$1,000.00	$1,015.12	$9.82	1.96%
	Class K	$1,000.00	$1,016.91	$8.02	1.60%
	Class Y	$1,000.00	$1,020.49	$4.42	0.88%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average acount value over the period, multiplied by 182/366 (to reflect the one-half year period).

10	www.RSinvestments.com

Financial Information

Six-Month Period Ended June 30, 2012

SCHEDULE OF INVESTMENTS — RS CAPITAL APPRECIATION FUND

June 30, 2012 (unaudited)	Shares	Value
Common Stocks – 98.6%
Aerospace – 3.2%
United Technologies Corp.	48,510	$3,663,960

		3,663,960
Asset Management & Custodian – 3.6%
BlackRock, Inc.	24,250	4,118,135

		4,118,135
Beverage: Brewers & Distillers – 5.0%
Anheuser-Busch InBev N.V., ADR	71,770	5,716,481

		5,716,481
Biotechnology – 1.6%
Life Technologies Corp.(1)	39,500	1,777,105

		1,777,105
Chemicals: Diversified – 5.0%
Ecolab, Inc.	83,030	5,690,046

		5,690,046
Chemicals: Specialty – 4.0%
Praxair, Inc.	42,055	4,572,640

		4,572,640
Communications Technology – 5.4%
QUALCOMM, Inc.	109,315	6,086,659

		6,086,659
Computer Services, Software & Systems – 12.9%
Autodesk, Inc.(1)	95,870	3,354,491
Google, Inc., Class A(1)	8,365	4,852,286
Oracle Corp.	215,455	6,399,013

		14,605,790
Computer Technology – 2.3%
Apple, Inc.	4,500	2,628,000

		2,628,000
Diversified Manufacturing Operations – 4.2%
Danaher Corp.	91,580	4,769,486

		4,769,486
Entertainment – 5.5%
Discovery Communications, Inc., Class C(1)	123,780	6,200,140

		6,200,140
Financial Data & Systems – 3.6%
MasterCard, Inc., Class A	9,395	4,040,884

		4,040,884

12	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS CAPITAL APPRECIATION FUND

June 30, 2012 (unaudited)	Shares	Value
Foods – 5.2%
Kraft Foods, Inc., Class A	152,160	$5,876,419

		5,876,419
Insurance: Life – 5.0%
Aflac, Inc.	132,925	5,661,276

		5,661,276
Insurance: Multi-Line – 4.0%
Berkshire Hathaway, Inc., Class A(1)	33	4,123,185
Berkshire Hathaway, Inc., Class B(1)	5,340	444,982

		4,568,167
Luxury Items – 2.8%
Tiffany & Co.	60,750	3,216,713

		3,216,713
Medical & Dental Instruments & Supplies – 2.1%
Zimmer Holdings, Inc.	37,630	2,421,867

		2,421,867
Medical Equipment – 3.5%
Thermo Fisher Scientific, Inc.	76,600	3,976,306

		3,976,306
Oil Well Equipment & Services – 4.0%
National Oilwell Varco, Inc.	71,220	4,589,417

		4,589,417
Oil: Crude Producers – 2.3%
Devon Energy Corp.	45,850	2,658,842

		2,658,842
Scientific Instruments: Control & Filter – 3.0%
Pall Corp.	62,140	3,405,893

		3,405,893
Securities Brokerage & Services – 5.5%
CME Group, Inc.	23,208	6,222,297

		6,222,297
Textiles, Apparel & Shoes – 4.9%
Coach, Inc.	94,830	5,545,658

		5,545,658
Total Common Stocks (Cost $90,502,652)		112,012,181

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	13

SCHEDULE OF INVESTMENTS — RS CAPITAL APPRECIATION FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Repurchase Agreements – 0.7%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $741,001, due 7/2/2012(2)	$741,000	$741,000
Total Repurchase Agreements (Cost $741,000)		741,000
Total Investments – 99.3% (Cost $91,243,652)		112,753,181
Other Assets, Net - 0.7%		817,467
Total Net Assets - 100.0%		$113,570,648

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.625%	2/15/2040	$756,150

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$112,012,181	$—	$—	$112,012,181

Repurchase Agreements	—	741,000	—	741,000

Total	$112,012,181	$741,000	$—	$112,753,181

14	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities As of June 30, 2012 (unaudited)	RS Capital Appreciation
Assets
Investments, at value	$112,753,181
Cash and cash equivalents	474
Receivable for investments sold	1,044,767
Dividends receivable	118,802
Receivable for fund shares subscribed	112,838

Total Assets	114,030,062

Liabilities
Payable for fund shares redeemed	314,401
Payable to adviser	67,720
Payable to distributor	6,201
Accrued trustees’ fees	719
Accrued expenses/other liabilities	70,373

Total Liabilities	459,414

Total Net Assets	$113,570,648

Net Assets Consist of:
Paid-in capital	$87,839,352
Accumulated undistributed net investment income	290,170
Accumulated net realized gain from investments	3,931,597
Net unrealized appreciation on investments	21,509,529

Total Net Assets	$113,570,648

Investments, at Cost	$91,243,652

Pricing of Shares
Net Assets:
Class A	$66,695,092
Class C	6,894,381
Class K	3,566,534
Class Y	36,414,641
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	2,969,659
Class C	310,863
Class K	159,772
Class Y	1,619,155
Net Asset Value Per Share:
Class A	$22.46
Class C	22.18
Class K	22.32
Class Y	22.49
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$23.58

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	15

FINANCIAL INFORMATION

Statement of Operations For the Six-Month Period Ended June 30, 2012 (unaudited)	RS Capital Appreciation
Investment Income
Dividends	$990,083
Interest	129
Withholding taxes on foreign dividends	(24,167)

Total Investment Income	966,045

Expenses
Investment advisory fees	461,523
Distribution fees	128,845
Transfer agent fees	51,218
Registration fees	29,430
Shareholder reports	19,970
Professional fees	16,576
Custodian fees	9,555
Administrative service fees	6,468
Trustees’ fees	2,455
Insurance expense	1,380
Other expenses	1,220

Total Expenses	728,640

Less: Fee waiver by adviser	(52,765)

Total Expenses, Net	675,875

Net Investment Income	290,170

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	4,384,203
Net change in unrealized appreciation/depreciation on investments	1,200,160

Net Gain on Investments	5,584,363

Net Increase in Net Assets Resulting from Operations	$5,874,533

16	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Statements of Changes in Net Assets Six-month-ended numbers are unaudited	RS Capital Appreciation

	For the Six Months Ended 6/30/12	For the Year Ended 12/31/11

Operations
Net investment income	$290,170	$215,535
Net realized gain from investments	4,384,203	2,777,190
Net change in unrealized appreciation/depreciation on investments	1,200,160	(602,975)

Net Increase in Net Assets Resulting from Operations	5,874,533	2,389,750

Distributions to Shareholders
Net investment income
Class A	—	(59,567)
Class Y	—	(167,545)

Total Distributions	—	(227,112)

Capital Share Transactions
Proceeds from sales of shares	8,446,339	19,680,115
Reinvestment of distributions	—	206,676
Cost of shares redeemed	(8,994,884)	(29,718,454)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(548,545)	(9,831,663)

Net Increase/(Decrease) in Net Assets	5,325,988	(7,669,025)

Net Assets
Beginning of period	108,244,660	115,913,685

End of period	$113,570,648	$108,244,660

Accumulated Undistributed Net Investment Income Included in Net Assets	$290,170	$—

Other Information:
Shares
Sold	369,958	934,727
Reinvested	—	9,921
Redeemed	(394,710)	(1,404,489)

Net Decrease	(24,752)	(459,841)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	17

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods (or, if shorter, the period since inception of each share class). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Capital Appreciation Fund
Class A
Six Months Ended 6/30/12[1]	$21.31	$0.05	$1.10	$1.15	$—	$—	$—
Year Ended 12/31/11	20.91	0.03	0.39	0.42	(0.02)	—	(0.02)
Period Ended 12/31/10[1,4]	17.73	0.01	3.19	3.20	(0.02)	—	(0.02)
Year Ended 6/30/10	15.66	0.02[5]	2.05	2.07	(0.00)[6]	—	(0.00)[6]
Year Ended 6/30/09	19.28	0.04[5]	(3.58)	(3.54)	(0.04)	(0.04)	(0.08)
Year Ended 6/30/08	25.80	(0.02)[5]	(3.87)	(3.89)	—	(2.63)	(2.63)

Class C
Six Months Ended 6/30/12[1]	$21.11	$(0.01)	$1.08	$1.07	$—	$—	$—
Year Ended 12/31/11	20.86	(0.08)	0.33	0.25	—	—	—
Period From 9/10/10[7] to 12/31/10[1]	18.84	(0.05)	2.08	2.03	(0.01)	—	(0.01)

Class K
Six Months Ended 6/30/12[1]	$21.22	$0.01	$1.09	$1.10	$—	$—	$—
Year Ended 12/31/11	20.88	(0.05)	0.39	0.34	—	—	—
Period From 9/10/10[7] to 12/31/10[1]	18.84	(0.03)	2.08	2.05	(0.01)	—	(0.01)

Class Y
Six Months Ended 6/30/12[1]	$21.30	$0.09	$1.10	$1.19	$—	$—	$—
Year Ended 12/31/11	20.91	0.09	0.40	0.49	(0.10)	—	(0.10)
Period From 9/10/10[7] to 12/31/10[1]	18.84	0.02	2.09	2.11	(0.04)	—	(0.04)

18	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Redemption Fees	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$22.46	5.40%	$66,695	1.23%	1.33%	0.44%	0.34%	23%
—	21.31	2.01%	64,416	1.25%	1.36%	0.14%	0.03%	47%
0.00[6]	20.91	18.05%	74,229	1.35%	1.40%	0.09%	0.04%	22%
0.00[6]	17.73	13.24%	70,251	1.48%	1.48%	0.13%	0.13%	49%
0.00[6]	15.66	(18.31)%	62,732	1.57%	1.57%	0.26%	0.26%	37%
0.00[6]	19.28	(16.04)%	93,741	1.37%	1.37%	(0.08)%	(0.08)%	52%

$—	$22.18	5.07%	$6,894	1.96%	2.05%	(0.26)%	(0.35)%	23%
—	21.11	1.20%	5,519	1.98%	2.09%	(0.57)%	(0.68)%	47%

—	20.86	10.80%	3,611	2.25%	2.33%	(0.85)%	(0.93)%	22%

$—	$22.32	5.18%	$3,567	1.60%	1.70%	0.07%	(0.03)%	23%
—	21.22	1.63%	3,381	1.61%	1.72%	(0.22)%	(0.33)%	47%

—	20.88	10.91%	3,327	1.86%	1.94%	(0.46)%	(0.54)%	22%

$—	$22.49	5.59%	$36,415	0.88%	0.97%	0.79%	0.70%	23%
—	21.30	2.37%	34,929	0.87%	0.98%	0.51%	0.40%	47%

—	20.91	11.21%	34,747	0.99%	1.07%	0.42%	0.34%	22%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[4]	The Fund changed its fiscal year end from June 30 to December 31. Period represents July 1, 2010 through December 31, 2010.

[5]	Calculated based on the average shares outstanding during the period.

[6]	Rounds to $0.00 per share.

[7]	Inception date.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	19

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Notes to Financial Statements

June 30, 2012 (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RS Capital Appreciation Fund (the “Fund”) is a series of the Trust. The Fund is a non-diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund offers Class A, C, K and Y shares. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Fund has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge, which is the price for all outstanding shares of the Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines

20	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2012, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the six months ended June 30, 2012, there were no transfers between Level 1 and Level 2.
In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

www.RSinvestments.com	21

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of

22	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Operations. For the six months ended June 30, 2012, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2008.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

www.RSinvestments.com	23

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.80%.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect from May 1, 2012 through April 30, 2013 to limit the Fund’s total annual fund operating expenses (excluding expenses indirectly incurred by the Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) for Class A shares to 1.20% and to limit the total annual fund operating expenses of each of the other classes of the Fund so that each of those classes benefits from a level of reimbursement (as expressed in basis points) that is the same as the level of reimbursement for Class A shares during the period. The expense limitation in effect for Class A shares from January 1, 2012 through April 30, 2012 was 1.25%.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Fund. The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund. For the six months ended June 30, 2012, GIS received distribution fees as follows:

	Annual Rate	Distribution Fees
Class A	0.25%	$84,775
Class C	1.00%	32,407
Class K	0.65%	11,663
Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Fund’s shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Fund pursuant to the distribution plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third

24	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

parties, with respect to the marketing, distribution, or promotion of the Fund or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the distribution plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated between RS Investments and GIS by mutual agreement. In addition to payments under the distribution plan, the Fund reimburses GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Fund’s shares as a retail broker-dealer. For the six months ended June 30, 2012, PAS informed the Trust it received $1,183,957 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the six months ended June 30, 2012, aggregate front-end sales charges for the sale of Class A shares paid to GIS were $5,810.

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the six months ended June 30, 2012, GIS received CDSL charges of $63.

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2011, which is the most recently completed tax year, was as follows:

Ordinary Income
$ 227,112

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income
$(11,577)	$11,577

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The tax basis of distributable earnings as of December 31, 2011 was as follows:

Undistributed Long-Term Capital Gains
$91,200

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2011, the Fund utilized $2,499,926 of capital loss carryovers.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Fund elected to defer net capital losses of $34,316.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2012, was $91,448,030. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2012, aggregated $23,514,447 and $(2,209,296), respectively, resulting in net unrealized appreciation of $21,305,151.

Note 4 Capital Shares

a. Transactions The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Fund were as follows:

Transactions in Capital Shares

RS Capital Appreciation Fund

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	207,665	$4,754,997	323,284	$6,772,356
Shares reinvested	—	—	2,619	54,591
Shares redeemed	(261,460)	(5,996,835)	(852,115)	(18,083,731)

Net decrease	(53,795)	$(1,241,838)	(526,212)	$(11,256,784)

Class C
Shares sold	53,187	$1,196,564	88,295	$1,845,566
Shares redeemed	(3,731)	(83,149)	(35)	(725)

Net increase	49,456	$1,113,415	88,260	$1,844,841

Class K
Shares sold	424	$10,000	—	$—

Net increase	424	$10,000	—	$—

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

RS Capital Appreciation Fund — continued

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class Y
Shares sold	108,682	$2,484,778	523,148	$11,062,193
Shares reinvested	—	—	7,302	152,085
Shares redeemed	(129,519)	(2,914,900)	(552,339)	(11,633,998)

Net decrease	(20,837)	$(430,122)	(21,889)	$(419,720)

b. Shareholder Concentration As of June 30, 2012, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of the Fund is summarized in the following table:

Number of Shareholders	Percentage of Net Assets
2	31.95%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $25,653,238 and $26,390,136, respectively, for the six months ended June 30, 2012.

b. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 6 Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $100 million committed revolving credit facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the six months ended June 30, 2012, the Fund did not borrow under the facility.

Note 7 Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 9 New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

28	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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388 Market Street San Francisco CA 94111 www.RSinvestments.com | 800-766-3863	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

EB 016042 (06/12)

2012 Semiannual Report

All data as of June 30, 2012

RS Value Funds

Class A, C, K, and Y Shares

•	RS Partners Fund

•	RS Value Fund

•	RS Large Cap Alpha Fund

•	RS Investors Fund

•	RS Global Natural Resources Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Core Growth | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Growth Fund	Fixed Income
RS Partners Fund*	RS Technology Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Small Cap Equity Fund*	RS Low Duration Bond Fund
RS Large Cap Alpha Fund		RS High Yield Fund
RS Investors Fund	International	RS Tax-Exempt Fund
	RS International Growth Fund	RS High Income Municipal Bond Fund
Core Growth	RS Emerging Markets Fund*	RS Floating Rate Fund
RS Capital Appreciation Fund	RS Global Growth Fund	RS Strategic Income Fund
	RS Greater China Fund	RS Money Market Fund
Growth
RS Small Cap Growth Fund	Natural Resources	Other RS Funds
RS Select Growth Fund	RS Global Natural Resources Fund	RS S&P 500 Index Fund
RS Mid Cap Growth Fund

*	Closed to most new investments. Please see the prospectus for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

In the last six months I have had the pleasure of getting to know RS Investments inside and out, and I have come to the conclusion that our firm possesses three foundational qualities today’s investors are looking for in an investment partner:

1. Fundamental research capabilities

Investment insights are paramount. I’ve worked in the investment management business for more than 30 years and, since I’ve been at RS Investments, I’ve been continually impressed by our investment teams’ experience, expertise, and ability to execute. Team members work closely together to evaluate ideas, test investment theses, and lend their collective experience toward the goal of gaining a research edge and compounding long-term returns for our shareholders.

2. Robust compliance infrastructure

Investment insights depend upon deep and experienced investment talent, but those insights must be executed within sound and appropriate practices throughout the investment process. A rigorous compliance culture and a robust infrastructure have become a must-have, and I believe our capabilities in this arena are unparalleled.

3. Common risk platform

In today’s volatile markets, investors are more concerned than ever about risk. While risk management has always been built into every step of our investment process, we’re developing a common risk platform for our teams to ensure that the risks we take are deliberate in every fund we manage, while promoting the autonomous environment in which our investment teams thrive.

Looking forward

As I mentioned in the 2011 Annual Report, our priorities are clear: First and foremost, we’ll continue to enhance the fundamental research capabilities that drive the long term results you — our shareholders — seek. We’re also committed to expanding the number of investment solutions we offer to ensure the products we manage continue to serve your needs. We’re hard at work on both fronts, and look forward to delivering the investment outcomes you expect while continuing to earn your trust every day.

In the pages that follow, you’ll find an update on your investment in the RS Funds. It contains important information about your investment with our firm. Please visit www.rsinvestments.com for additional insight and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

THIS PAGE NOT PART OF YOUR FUND REPORT	www.RSinvestments.com	1

CEO’S LETTER

As with all mutual funds, the value of an investment in a Fund could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

2	www.RSinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS PARTNERS FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Partners Fund Commentary

Highlights

•	The U.S. equity market measured by the S&P 500® Index[1] delivered positive performance during the first half of 2012.

•

RS Partners Fund (the “Fund”) underperformed the benchmark Russell 2000® Value Index[2] during the first six months of 2012. Performance relative to the benchmark was significantly hindered by stock selection in the consumer discretionary and financial services sectors. Stock selection in the technology sector was the largest positive contributor to Fund performance relative to the benchmark.

•

The Fund seeks long-term capital appreciation by seeking to identify small-cap companies with improving returns on invested capital, based on the investment team’s assessment of risk (the possibility of permanent capital impairment) and its assessment of reward (the future value of an enterprise).

Market Overview

Equity markets measured by the S&P 500® Index started out the year on a positive note, aided by encouraging economic news and low U.S. interest rates. Against this backdrop, equities delivered strong performance during the first quarter. The market experienced renewed downward pressure during the second quarter, however, as persistent high unemployment and lackluster corporate and consumer spending trends raised concerns over the strength of the economic recovery. Adding to investor unease were the ongoing debt crisis in Europe and signs of slowing economic growth in China and other economies in Asia. While the resulting sell-off was widespread, the equity markets did recover some in June. As such, most sectors of the Russell 2000® Value Index delivered positive performance during the six-month period. The exception was the energy sector, where share prices fell due to declines in oil and natural gas prices.

Fund Performance Overview

RS Partners Fund (Class A Shares) returned 6.05% for the six-month period ended June 30, 2012, underperforming the Russell 2000® Value Index, which returned 8.23%.

Stock selection in the consumer discretionary space weighed on Fund performance relative to the Russell 2000® Value Index, due in part to an investment in video game retailer GameStop Corp. The stock has been pressured because of concerns that online gaming will replace traditional gaming and because the next game console upgrade cycle is not expected from major suppliers until 2013. We continue to hold our investment given our view that the company is well-run and well-positioned. We believe that significant barriers to full game downloads remain and that a significant transition to

4	www.RSinvestments.com

RS PARTNERS FUND

online gaming is at least 5-10 years away. Moreover, we believe that, having invested heavily in the space, GameStop has built a significant platform for the digital distribution and online streaming of video games.

In addition, some of the Fund’s energy stocks struggled during a period of declining oil and gas prices. In particular, the Fund’s performance relative to the benchmark was hindered by an investment in Peyto Exploration & Development Corp., an independent oil and gas company focused on the Deep Basin in Alberta. Our Peyto investment is based on our expectation that the company will be able to create value, even in a low price environment, by reinvesting in low-cost, high-return liquids-rich gas projects. Our investment in Peyto is not premised on a significant improvement in natural gas prices. The recent weakness in natural gas prices has provided us with what we believe to be an attractive opportunity to purchase a larger stake in this low-cost, returns-focused company at a price that we think limits our risk to the downside.

While the Fund’s stock selection in the technology sector was beneficial overall, relative results were dampened by an investment in Atmel Corp., a developer of microchips used in touchscreen technology, which is primarily used in smart phones and tablets. The company’s share price was negatively affected by the loss of a contract on one of Samsung’s new smart phones (Atmel continues to supply semiconductors to Samsung for other phone models and tablets) as well as the uncertain near-term outlook for global information technology spending. Nonetheless, we continue to believe that Atmel’s products are very well positioned to capture the proliferation of touch technology in new areas, such as laptops, automobiles and appliances, while continuing to revolutionize the smart phone and tablet markets.

On a positive note, both absolute and relative performance benefited from the Fund’s investment in global Web services company AOL Inc. The company recently sold over 800 patents to Microsoft Corporation for more than $1 billion. Given that our investment thesis was not predicated on the value of the company’s patents, as of June 30, 2012 we continued to hold a significant position in the Fund.

Another strong positive contributor during the period, Acxiom Corporation provides technology that enables marketers to personalize consumer experiences and manage target audiences. The company continued to gain new contracts while reporting robust revenue growth and improving profit margins.

Relative performance was also assisted by an investment in Parametric Technology Corp., a software provider of computer-aided design (CAD) and product lifecycle management (PLM) products to the industrial, aerospace, machinery and auto industries.

www.RSinvestments.com	5

RS PARTNERS FUND

Outlook

Entering 2012, our outlook was one of cautious optimism. Many of the fundamental factors that have plagued the market over the past few years — a constrained consumer, mounting budget deficits, unfunded entitlement programs, potential changes to U.S. tax policies, concerns regarding Europe, historically high corporate margins and returns, limited reinvestment opportunities as reflected in large corporate cash balances, and the inevitable impact of global deleveraging — remain in place. However, there are other variables that we view as positive. These include the slow re-emergence of US manufacturing, a growing appreciation of our country’s advantaged energy position, the partial disintermediation of global supply chains due to rising transportation and local labor costs, a vastly improved local and regional banking industry, and initial signs of improvement in the housing market.

We continue to study our investment universe, seeking those companies that we believe have a business plan in place that will drive future value creation for owners, in situations we believe we can define our downside risk and be adequately compensated for deploying our investors’ capital. Over the last several years, the market has been characterized by periods of elevated levels of correlations across and within asset classes. For fundamental business analysts, these conditions can be frustrating. However, we will continue to seek to find ways to exploit the company-specific value creation that we believe remains largely ignored by many investors in today’s public equity markets.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

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RS PARTNERS FUND

Characteristics (unaudited)

Total Net Assets: $1,768,668,152

Top Ten Holdings[3]

Holding	% of Total Net Assets
Peyto Exploration & Development Corp.	4.95%
AOL, Inc.	4.88%
Calpine Corp.	4.84%
Compass Minerals International, Inc.	4.44%
Acxiom Corp.	4.16%
GameStop Corp., Class A	3.93%
Torchmark Corp.	3.85%
StanCorp Financial Group, Inc.	3.24%
Aimia, Inc.	3.17%
Waste Connections, Inc.	3.13%
Total	40.59%

Sector Allocation[4]

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

www.RSinvestments.com	7

RS PARTNERS FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (7/12/95)
without sales charge	6.05%	-5.82%	15.40%	-0.69%	10.57%	11.07%
with maximum sales charge	1.01%	-10.30%	13.54%	-1.65%	10.04%	10.75%
Class K Shares (10/13/06)	5.77%	-6.33%	14.86%	-1.10%	—	1.49%
Class Y Shares (5/1/07)	6.19%	-5.57%	15.77%	-0.39%	—	0.02%
Russell 2000® Value Index[2]	8.23%	-1.44%	17.43%	-1.05%	6.50%	9.27%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Partners Fund and in the Russell 2000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class K shares (10/13/06) and Class Y shares (5/1/07) would have the following values as of June 30, 2012: $10,885 (Class K) and $10,012 (Class Y). While Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS VALUE FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Value Fund Commentary

Highlights

•

U.S. equity markets measured by the S&P 500® Index[1] delivered positive performance during the first half of 2012 despite uncertainty over U.S. economic prospects and concerns over a sovereign debt crisis in Europe.

•

RS Value Fund (the “Fund”) delivered positive performance for the six month period but underperformed the benchmark Russell Midcap® Value Index[2]. Stock selection in the consumer discretionary, financial services and technology sectors, along with an overweight in energy, were significant detractors from relative performance. Relative performance was aided by stock selection in the materials and processing and healthcare sectors, as well as by the Fund’s underweighting in utilities.

•

The Fund seeks long-term capital appreciation by seeking to identify mid-cap companies with improving returns on invested capital, based on the investment team’s assessment of risk (the possibility of permanent capital impairment) and its assessment of reward (the future value of an enterprise).

Market Overview

Equity markets measured by the S&P 500® Index started out the year on a positive note, aided by encouraging economic news and low U.S. interest rates. Against this backdrop, equities delivered strong performance during the first quarter. The market experienced renewed downward pressure during the second quarter, however, as persistent high unemployment and lackluster corporate and consumer spending trends raised concerns over the strength of the economic recovery. Adding to investor unease were the ongoing debt crisis in Europe and signs of slowing economic growth in China and other economies in Asia. While the resulting sell-off was widespread, the equity markets did recover some in June. As such, most sectors of the Russell Midcap® Value Index delivered positive performance during the six-month period. The exception was the energy sector, where share prices fell due to declines in oil and natural gas prices.

Fund Performance Overview

RS Value Fund (Class A Shares) returned 2.47% for the six months period ended June 30, 2012, underperforming the 7.78% return posted by the benchmark Russell Midcap® Value Index.

Stock selection in the consumer discretionary space weighed on the Fund’s performance relative to the Russell Midcap® Value Index. One detractor was video game retailer GameStop Corp. The stock has been pressured because of concerns that online gaming will replace traditional gaming and because the next game console upgrade cycle is not expected from major suppliers until 2013. We continue to hold our

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RS VALUE FUND

investment given our view that the company is well-run and well-positioned. We believe that significant barriers to full game downloads remain and that a significant transition to online gaming is at least 5-10 years away. Moreover, we believe that, having invested heavily in the space, GameStop has built a significant platform for the digital distribution and online streaming of video games.

In a difficult environment for technology shares, the Fund’s relative performance was also hindered by an investment in Atmel Corp., a developer of microchips used in touchscreen technology, which is primarily used in smart phones and tablets. The company’s share price was negatively affected by the loss of a contract on one of Samsung’s new smart phones (Atmel continues to supply semiconductors to Samsung for other phone models and tablets) as well as the uncertain near-term outlook for global information technology spending. Nonetheless, we continue to believe that Atmel’s products are very well positioned to capture the proliferation of touch technology in new areas, such as laptops, automobiles and appliances, while continuing to revolutionize the smart phone and tablet markets.

A number of the Fund’s energy-related holdings, including coal mining company Peabody Energy Corp., also lost ground in a difficult market for commodities-related stocks. While global economic uncertainty has contributed to volatility in raw materials prices and downward pressure on natural resource equity prices, we believe that the longer-term outlook for commodities remains positive given limited spare capacity and rising marginal supply costs.

On a positive note, relative performance was aided by several investments in the materials sector, where we continued to seek low-cost, advantaged producers. Strong positive contributors to Fund returns included FMC Corp., a specialty chemical company serving the agriculture and industrial markets, as well as chemical, fiber and plastics manufacturer Eastman Chemical. We first invested in Eastman Chemical in 2005 as a restructuring story that possessed a cost advantage derived from its coal gasification technology. By the beginning of 2012, the thesis had largely played out, with Eastman increasing returns more than three fold from 2005. As a result, we liquidated our investment during the first quarter in order to pursue more compelling opportunities elsewhere.

Stock selection in the healthcare sector also supported relative performance, due in part to an investment in global pharmaceuticals company Warner Chilcott PLC. Warner Chilcott focuses on some of the most profitable areas of the pharma industry and has had a history of generating high returns on investment, while maintaining low capital requirements. The company’s strategy is to acquire mature products in specialized therapeutic areas, which require minimal incremental Research and Development (“R&D”) costs and capital expenditures rather than investing in high-risk drug discovery research. As such, the company’s R&D investments are focused on extending the life cycles of current products, which come at a much lower cost and carry less risk.

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RS VALUE FUND

Outlook

Entering 2012, our outlook was one of cautious optimism. Many of the fundamental factors that have plagued the market over the past few years — a constrained consumer, mounting budget deficits, unfunded entitlement programs, potential changes to U.S. tax policies, concerns regarding Europe, historically high corporate margins and returns, limited reinvestment opportunities as reflected in large corporate cash balances, and the inevitable impact of global deleveraging — remain in place. However, there are other variables that we view as being positive. These include the slow re-emergence of US manufacturing, a growing appreciation of our country’s advantaged energy position, the partial disintermediation of global supply chains due to rising transportation and local labor costs, a vastly improved local and regional banking industry, and initial signs of improvement in the housing market.

We continue to study our investment universe, seeking those companies that we believe have a business plan in place that will drive future value creation for owners, in situations where we believe we can define our downside risk and be adequately compensated for deploying our investors’ capital. Over the last several years, the market has been characterized by periods of elevated levels of correlations across and within asset classes. For fundamental business analysts, these conditions can be frustrating. However, we will continue to seek to find ways to exploit the company-specific value creation that we believe remains largely ignored by many investors in today’s public equity markets.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

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RS VALUE FUND

Characteristics (unaudited)

Total Net Assets: $1,320,170,576

Top Ten Holdings[3]

Holding	% of Total Net Assets
Southwestern Energy Co.	5.88%
Calpine Corp.	4.90%
GameStop Corp., Class A	4.48%
Life Technologies Corp.	4.17%
Symantec Corp.	3.87%
Talisman Energy, Inc.	3.70%
Denbury Resources, Inc.	3.69%
Martin Marietta Materials, Inc.	3.53%
Warner Chilcott PLC, Class A	3.52%
Crown Holdings, Inc.	3.36%
Total	41.10%

Sector Allocation[4]

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS VALUE FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (6/30/93)
without sales charge	2.47%	-10.57%	12.06%	-3.25%	9.60%	5.98%
with maximum sales charge	-2.40%	-14.83%	10.25%	-4.19%	9.07%	5.71%
Class C Shares (5/1/07)
without sales charge	2.10%	-11.24%	11.24%	-3.95%	—	-3.40%
with sales charge	1.10%	-12.13%	11.24%	-3.95%	—	-3.40%
Class K Shares (12/4/06)	2.29%	-10.92%	11.62%	-3.61%	—	-1.22%
Class Y Shares (5/1/07)	2.63%	-10.36%	12.42%	-2.91%	—	-2.36%
Russell Midcap® Value Index[2]	7.78%	-0.37%	19.92%	-0.13%	8.17%	10.27%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Value Fund and in the Russell Midcap® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/1/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of June 30, 2012: $8,365 (Class C), $9,340 (Class K), and $8,837 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS LARGE CAP ALPHA FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Large Cap Alpha Fund Commentary

Highlights

•

The U.S. equity market measured by the S&P 500® Index[1] delivered positive performance during the first half of 2012 despite continued economic uncertainty, increased investors risk aversion and concerns over the potential outcomes of the European debt crisis.

•

During the first half of 2012, RS Large Cap Alpha Fund (the “Fund”) underperformed its benchmarks, the Russell 1000® Value Index[2] and the S&P 500® Index. The Fund’s performance relative to the Russell 1000® Value Index was held back by stock selection in the financial services, materials & processing, and producer durables sectors. Conversely, stock selection in the consumer discretionary, consumer staples, and health care sectors aided relative performance.

•

The Fund seeks long-term capital appreciation by seeking to identify large cap companies with improving returns on invested capital, based on the investment team’s assessment of risk (the possibility of permanent capital impairment) and its assessment of reward (the future value of an enterprise).

Market Overview

Equity markets measured by the S&P 500® Index started out the year on a positive note, aided by encouraging economic news and low U.S. interest rates. Against this backdrop, equities delivered strong performance during the first quarter. The market experienced renewed downward pressure during the second quarter, however, as persistent high unemployment and lackluster corporate and consumer spending trends raised concerns over the strength of the economic recovery. Adding to investor unease were the ongoing debt crisis in Europe and signs of slowing economic growth in China and other economies in Asia. While the resulting sell-off was widespread, the equity markets did recover some in June. As such, most sectors of the Russell 1000® Value Index delivered positive performance during the six-month period. The exception was the energy sector, where share prices fell due to declines in oil and natural gas prices.

Fund Performance Overview

RS Large Cap Alpha Fund (Class A Shares) returned 7.41% for the six month period ended June 30, 2012, underperforming the benchmark Russell 1000® Value Index, which returned 8.68%, and the benchmark S&P 500® Index, which returned 9.49%.

Global economic uncertainty once again contributed to volatility in commodity prices and downward pressure on natural resource equity prices, notably during the second quarter. This uncertainty created a difficult environment for a number of holdings in the Fund, including diversified upstream oil and gas company Talisman Energy Inc. and

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RS LARGE CAP ALPHA FUND

Goldcorp Inc., an operator of gold mines across North and South America. Both stocks were detractors from the Fund’s performance relative to the benchmarks. Despite the recent difficult environment for many raw-materials-related stocks, we believe that the longer-term outlook for many commodities remains intact, driven primarily by limited spare capacity and rising marginal costs of supply.

In a challenging environment for many technology stocks, security software and services provider Symantec also detracted from the Fund’s relative performance. The company’s stock traded down due to some weakness in its storage and server management business. Nonetheless, in our view, Symantec remains well positioned to capitalize on the longer term need and desire for enterprise investment in technology to fend off increasingly sophisticated cyber threats.

On a positive note, relative performance was assisted by stock selection in the consumer discretionary sector, due in part to an investment in specialty apparel retailer Gap Inc. The retailer reported solid store-based and online sales trends for its line-up of global brands, including Gap, Old Navy, Banana Republic and Athleta. With the stock price responding to the resulting improvement in both margins and ROIC, we exited our position during the second quarter.

Another positive contributor during the period, internet commerce pioneer eBay benefited from growing sales volumes, as well as its expanding PayPal online payments business. PayPal has continued its torrid growth rate and at the end of the period was beginning to see substantial margin improvement as more revenues are driven over a largely fixed cost base and ongoing penetration of markets abroad.

Relative performance was also supported by an investment in property and casualty insurer Allstate Corp. In line with our original thesis, Allstate has been more disciplined in its approach to underwriting in both its homeowner and auto segments. We believe that this improvement, combined with Allstate’s captive agency distribution model, is a competitive advantage that will allow the company to continue to generate improving returns.

Outlook

Entering 2012, our outlook was one of cautious optimism. Many of the fundamental factors that have plagued the market over the past few years — a constrained consumer, mounting budget deficits, unfunded entitlement programs, potential changes to U.S. tax policies, concerns regarding Europe, historically high corporate margins and returns, limited reinvestment opportunities as reflected in large corporate cash balances, and the inevitable impact of global deleveraging — remain in place. However, there are other variables that we view as positive. These include the slow re-emergence of US manufacturing, a growing appreciation of our country’s advantaged energy position, the partial disintermediation of global supply chains due to rising transportation

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RS LARGE CAP ALPHA FUND

and local labor costs, a vastly improved local and regional banking industry, and initial signs of improvement in the housing market.

We continue to study our investment universe, seeking those companies that we believe have a business plan in place that will drive future value creation for owners, in situations where we believe we can define our downside risk and be adequately compensated for deploying our investors’ capital. Over the last several years, the market has been characterized by periods of elevated levels of correlations across and within asset classes. For fundamental business analysts, these conditions can be frustrating. However, we will continue to seek to find ways to exploit the company-specific value creation that we believe remains largely ignored by many investors in today’s public equity markets.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility.

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RS LARGE CAP ALPHA FUND

Characteristics (unaudited)

Total Net Assets: $667,596,023

Top Ten Holdings[3]

Holding	% of Total Net Assets
Southwestern Energy Co.	5.68%
Microsoft Corp.	5.59%
Motorola Solutions, Inc.	4.03%
Symantec Corp.	3.99%
Pfizer, Inc.	3.97%
United Parcel Service, Inc., Class B	3.97%
News Corp., Class A	3.97%
Martin Marietta Materials, Inc.	3.93%
Merck & Co., Inc.	3.93%
Praxair, Inc.	3.77%
Total	42.83%

Sector Allocation[4]

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the Index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS LARGE CAP ALPHA FUND

Performance Update (unaudited)

Average Annual Total Returns

Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (6/1/72)
without sales charge	7.41%	-3.89%	11.38%	0.25%	4.92%	11.42%
with maximum sales charge	2.30%	-8.46%	9.58%	-0.72%	4.41%	11.29%
Class C Shares (8/7/00)
without sales charge	7.02%	-4.67%	10.52%	-0.50%	3.93%	-2.17%
with sales charge	6.02%	-5.63%	10.52%	-0.50%	3.93%	-2.17%
Class K Shares (5/15/01)	7.21%	-4.28%	10.94%	-0.12%	4.54%	1.60%
Class Y Shares (5/1/07)	7.56%	-3.61%	11.68%	0.51%	—	1.54%
Russell 1000® Value Index[2]	8.68%	3.01%	15.80%	-2.19%	5.28%	n/a
S&P 500® Index[1]	9.49%	5.45%	16.40%	0.22%	5.33%	9.84%	*

*	Since Class A shares inception. Since inception performance of the S&P 500® Index is measured from 5/31/72, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Large Cap Alpha Fund and in the Russell 1000® Value Index and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made 10 years ago in Class C Shares and Class K shares, and upon the inception of Class Y shares (5/1/07) would have the following values as of June 30, 2012: $14,701 (Class C), $15,591 (Class K), and $10,823 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS INVESTORS FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Investors Fund Commentary

Highlights

•

The U.S. equity market measured by the S&P 500® Index[1] delivered positive performance during the first half of 2012 despite continued economic uncertainty, increased investors risk aversion and concerns over the potential outcomes of the European debt crisis.

•

RS Investors Fund (the “Fund”) delivered positive absolute performance, but slightly underperformed the benchmark Russell 3000® Value Index[2]. Weighing on the Fund’s relative performance was stock selection in the consumer discretionary, financial services and utilities sectors. Relative performance was aided in particular by stock selection in the technology sector. Stock selection in the energy, materials and healthcare sectors was also beneficial.

•

The Fund seeks long-term capital appreciation by seeking to identify companies with improving returns on invested capital across small-, mid-, and large-cap companies, based on the investment team’s assessment of risk (the possibility of permanent capital impairment) and its assessment of reward (the future value of an enterprise).

Market Overview

Equity markets measured by the S&P 500® Index started out the year on a positive note, aided by encouraging economic news and low U.S. interest rates. Against this backdrop, equities delivered strong performance during the first quarter. The market experienced renewed downward pressure during the second quarter, however, as persistent high unemployment and lackluster corporate and consumer spending trends raised concerns over the strength of the economic recovery. Adding to investor unease were the ongoing debt crisis in Europe and signs of slowing economic growth in China and other economies in Asia. While the resulting sell-off was widespread, the equity markets did recover some in June. As such, most sectors of the Russell 3000® Value Index delivered positive performance during the six-month period. The exception was the energy sector, where share prices fell due to declines in oil and natural gas prices.

Fund Performance Overview

RS Investors Fund (Class A Shares) returned 8.42% for the six month period ended June 30, 2012, slightly underperforming the benchmark Russell 3000® Value Index, which returned 8.64%.

Relative performance was dampened by stock selection in the consumer discretionary space, due in part to an investment in GameStop Corp. The stock has been pressured because of concerns that online gaming will replace traditional gaming and because the next game console upgrade cycle is not expected from major suppliers until 2013. We

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RS INVESTORS FUND

continue to hold our investment given our view that the company is well-run and well-positioned. We believe that significant barriers to full game downloads remain and that a significant transition to online gaming is at least 5-10 years away. Moreover, we believe that, having invested heavily in the space, GameStop has built a significant platform for the digital distribution and online streaming of video games.

Another detractor during the period, Integrated Device Technology Inc. provides solutions to support advanced low power, high performance circuits for the computer and communication industries. Integrated Device Technology’s recent financial performance has been hindered by the inventory cycle within the broader semiconductor market, as well as by costs associated with two recent acquisitions.

In the financial services sector, we have been looking for value in the property and casualty insurance sector, as we believed that the industry has been in the very early innings of a multi-year improvement in pricing following 2011’s record level of global catastrophic insured losses. This position, in our view, when combined with less flexible capital positions and a low interest rate environment, is putting significant pressure on industry returns, which should in turn lead to better pricing. Unfortunately, our investment in Willis Group Holdings PLC, the world’s third largest insurance broker, proved a detractor for the period. The stock sold off sharply early in the year after the company reported disappointing fourth quarter results. However, we believe that Willis Group is well positioned to benefit from a sustained increase in property and casualty insurance pricing, which would reverse a multi-year downturn that has significantly reduced returns for underwriters.

Stock selection in the technology sector was a major contributor to the Fund’s performance relative to the Russell 3000® Value Index. A leading contributor within the technology area was global Web services company AOL Inc., which continued to capitalize on its strong bench of brands, licensed products and patents. The company recently sold over 800 patents to Microsoft Corporation for more than $1 billion. Given that our investment thesis was not predicated on the value of the company’s patents, as of June 30, 2012 we continued to hold a significant position in the Fund.

Relative performance was also aided by several investments in the materials sector, where we continued to seek low-cost, advantaged producers that we believe can perform well regardless of commodity price levels. These included diversified chemicals maker FMC Corp., a specialty chemical company serving the agriculture and industrial markets, which delivered strong share price performance for the Fund during the period.

Stock selection in the healthcare sector also aided relative performance, due in part to an investment in global pharmaceuticals company Warner Chilcott PLC. Warner Chilcott focuses on some of the most profitable areas of the pharma industry and has had a history of generating high returns on investment, while maintaining low capital requirements. The company’s strategy is to acquire mature products in specialized therapeutic areas, which require minimal incremental Research and Development

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RS INVESTORS FUND

(“R&D”) costs and capital expenditures rather than investing in high-risk drug discovery research. As such, the company’s R&D investments are focused on extending the life cycles of current products, which come at a much lower cost and typically carry significantly less risk.

Outlook

Entering 2012, our outlook was one of cautious optimism. Many of the fundamental factors that have plagued the market over the past few years — a constrained consumer, mounting budget deficits, unfunded entitlement programs, potential changes to U.S. tax policies, concerns regarding Europe, historically high corporate margins and returns, limited reinvestment opportunities as reflected in large corporate cash balances, and the inevitable impact of global deleveraging — remain in place. However, there are other variables that we view as positive. These include the slow re-emergence of US manufacturing, a growing appreciation of our country’s advantaged energy position, the partial disintermediation of global supply chains due to rising transportation and local labor costs, a vastly improved local and regional banking industry, and initial signs of improvement in the housing market.

We continue to study our investment universe, seeking those companies that we believe have a business plan in place that will drive future value creation for owners, in situations where we believe we can define our downside risk and be adequately compensated for deploying our investors’ capital. Over the last several years, the market has been characterized by periods of elevated levels of correlations across and within asset classes. For fundamental business analysts, these conditions can be frustrating. However, we will continue to seek to find ways to exploit the company-specific value creation that we believe remains largely ignored by many investors in today’s public equity markets.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in stock prices in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resource industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, international political and economic developments.

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RS INVESTORS FUND

Characteristics (unaudited)

Total Net Assets: $14,180,843

Top Ten Holdings[3]

Holding	% of Total Net Assets
Southwestern Energy Co.	6.16%
Microsoft Corp.	5.85%
Compass Minerals International, Inc.	5.21%
GameStop Corp., Class A	5.01%
Calpine Corp.	4.88%
Integrated Device Technology, Inc.	4.82%
Denbury Resources, Inc.	4.14%
FMC Corp.	4.11%
KeyCorp	3.95%
Praxair, Inc.	3.89%
Total	48.02%

Sector Allocation[4]

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS INVESTORS FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/15/05)
without sales charge	8.42%	-2.29%	15.60%	-2.34%	—	2.75%
with maximum sales charge	3.31%	-6.89%	13.75%	-3.28%	—	1.99%
Class C Shares (7/24/07)
without sales charge	8.10%	-3.01%	14.62%	—	—	-2.79%
with sales charge	7.10%	-3.98%	14.62%	—	—	-2.79%
Class K Shares (1/3/07)	8.38%	-2.63%	15.16%	-3.08%	—	-1.11%
Class Y Shares (5/1/07)	8.78%	-1.92%	15.71%	-2.21%	—	-1.62%
Russell 3000® Value Index[2]	8.64%	2.64%	15.93%	-2.10%	—	2.72%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 11/15/05 in Class A shares of RS Investors Fund and the Russell 3000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (7/24/07), Class K shares (1/3/07), and Class Y shares (5/1/07) would have the following values as of June 30, 2012: $8,697 (Class C), $9,404 (Class K), and $9,189 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

www.RSinvestments.com	23

RS GLOBAL NATURAL RESOURCES FUND

Investment Style:

Natural Resources Sector

RS Global Natural Resources Fund Commentary

Highlights

•

Natural resources stocks, measured by the S&P North American Natural Resources Sector Index™[1], delivered positive performance during the first quarter of the year before declining sharply in the second quarter as global economic uncertainty weighed on commodity- and natural resources-related equity prices.

•

RS Global Natural Resources Fund (the “Fund”) delivered positive absolute performance for the six-month period ended June 30, 2012, outperforming the benchmark S&P North American Natural Resources Sector Index™ and the MSCI World Commodity Producers Index[2] (Gross), both of which had negative returns. The Fund underperformed the S&P 500® Index[3], however.

•	The Fund seeks long-term capital appreciation by focusing on what we believe to be low-cost producers of “advantaged assets.”

Market Overview

Equity and commodity price markets started out the year on a positive note, aided by encouraging economic news and low U.S. interest rates. However, the markets experienced renewed downward volatility during the second quarter as persistent high unemployment and lackluster corporate and consumer spending trends raised concerns over the strength of the economic recovery. Adding to investor unease were the ongoing debt crisis in Europe and signs of slowing economic growth in China and other economies in Asia. Against this backdrop, energy and raw material shares experienced heightened downward pressure in the second quarter as investors began to reassess both the outlook for near-term global economic growth and raw materials demand. As a result, the S&P North American Natural Resources Sector Index™ delivered negative returns for the six-month period.

Fund Performance Overview

RS Global Natural Resources Fund returned 0.75% for the six months ended June 30, 2012, outperforming a -5.89% return by the benchmark S&P North American Natural Resources Sector Index™, as well as a -5.00% return by the MSCI World Commodity Producers Index (Gross). The Fund underperformed the S&P 500® Index return of 9.49%.

Among the Fund’s top performers during the period were FMC Corp. and Compass Minerals International Inc. One of the world’s leading diversified chemical companies, FMC provides a range of chemical-based products, from insecticides and fertilizers to lithium for batteries as well as food and pharmaceutical additives. Compass Minerals supplies mineral products such as salt (used primarily for deicing roads), sulfate of potash (used in specialty fertilizers), magnesium chloride and other specialty chemical products that have applications in both industrial and consumer products.

24	www.RSinvestments.com

RS GLOBAL NATURAL RESOURCES FUND

In a period of declining prices for many natural gas-related stocks, the Fund’s relative performance also benefited from a rebound in shares of Cabot Oil & Gas Corp., a leading independent oil and natural gas producer focused on resources in the continental United States. That said, a number of the Fund’s oil and gas exploration holdings were pressured by the decline in crude oil and natural gas prices, including Talisman Energy, Inc.

Uncertainty over the global economic outlook also weighed on the share price performance during the period of coal producer Peabody Energy Corporation and Iluka Resources Limited, a mineral sands exploration company engaged in the production of zircon, as well as titanium dioxide products used in paints, pigments, welding electrodes and a variety of other applications. Iluka’s stock sold off after the company reported disappointing first quarter revenues. This revenue shortfall stemmed from the company’s decision to hold back some zircon production to meet an anticipated softening in demand following a period of high output. We believe the company’s business prospects remain on track, however, especially given the potential for some price firming in several of its key markets.

Outlook

The longer-term outlook for natural resources remains positive, in our view. Supply costs for many commodities have been rising for geological reasons, excess capacity has remained relatively low, the longer-term demand trends from emerging market countries have been favorable, and the risk of inflation in basic commodities has continued to rise. Our goal is to continue to provide our shareholders with exposure to what we view as the most advantaged natural resource companies across the commodities spectrum when we believe valuations are attractive.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

www.RSinvestments.com	25

RS GLOBAL NATURAL RESOURCES FUND

Characteristics (unaudited)

Total Net Assets: $3,391,089,521

Top Ten Holdings[4]

Holding	% of Total Net Assets
Southwestern Energy Co.	6.55%
Peyto Exploration & Development Corp.	5.12%
Denbury Resources, Inc.	4.99%
Compass Minerals International, Inc.	4.74%
Calpine Corp.	4.50%
Oil Search Ltd.	3.98%
Range Resources Corp.	3.86%
Tullow Oil PLC	3.84%
Martin Marietta Materials, Inc.	3.81%
Antofagasta PLC	3.80%
Total	45.19%

Sector Allocation[5]

1

The S&P North American Natural Resources Sector Index™ is a modified cap-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The MSCI World Commodity Producers Index is an equity-based index designed to reflect the performance related to commodity producers stocks. The index is a free float-adjusted market capitalization-weighted index comprised of commodity producer companies based on the Global Industry Classification Standard (GICS®). Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
5	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

26	www.RSinvestments.com

RS GLOBAL NATURAL RESOURCES FUND

Performance Update (unaudited)

Average Annual Total Returns

	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/15/95)
without sales charge	0.75%	-10.59%	14.10%	0.72%	13.40%	10.28%
with maximum sales charge	-4.05%	-14.84%	12.27%	-0.25%	12.85%	9.96%
Class C Shares (5/1/07)
without sales charge	0.42%	-11.22%	13.27%	-0.06%	—	0.64%
with sales charge	-0.58%	-12.10%	13.27%	-0.06%	—	0.64%
Class K Shares (12/4/06)	0.56%	-10.94%	13.59%	0.25%	—	2.41%
Class Y Shares (5/1/07)	0.94%	-10.28%	14.49%	1.07%	—	1.78%
S&P North American Natural Resources Sector Index™[1]	-5.89%	-17.44%	10.55%	-0.78%	10.15%	n/a	*
MSCI World Commodity Producer Index[2]	-5.00%	-16.55%	6.99%	-2.01%	9.61%	n/a	*
S&P 500® Index[3]	9.49%	5.45%	16.40%	0.22%	5.33%	7.04%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Global Natural Resources Fund, the S&P North American Natural Resources Sector Index™, the MSCI World Commodity Producers Index, and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/1/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of June 30, 2012: $10,334 (Class C), $11,416 (Class K), and $10,953 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

www.RSinvestments.com	27

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

28	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

www.RSinvestments.com	29

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12-6/30/12	Expense Ratio During Period 1/1/12-6/30/12
RS Partners Fund	Class A	$1,000.00	$1,060.50	$7.43	1.45%
	Class K	$1,000.00	$1,057.70	$9.82	1.92%
	Class Y	$1,000.00	$1,061.90	$5.90	1.15%
RS Value Fund	Class A	$1,000.00	$1,024.70	$6.44	1.28%
	Class C	$1,000.00	$1,021.00	$10.20	2.03%
	Class K	$1,000.00	$1,022.90	$8.45	1.68%
	Class Y	$1,000.00	$1,026.30	$5.19	1.03%
RS Large Cap Alpha Fund	Class A	$1,000.00	$1,074.10	$4.85	0.94%
	Class C	$1,000.00	$1,070.20	$8.65	1.68%
	Class K	$1,000.00	$1,072.10	$6.80	1.32%
	Class Y	$1,000.00	$1,075.60	$3.25	0.63%
RS Investors Fund	Class A	$1,000.00	$1,084.20	$6.74	1.30%
	Class C	$1,000.00	$1,081.00	$10.61	2.05%
	Class K	$1,000.00	$1,083.80	$8.81	1.70%
	Class Y	$1,000.00	$1,087.80	$5.45	1.05%
RS Global Natural Resources Fund	Class A	$1,000.00	$1,007.50	$7.24	1.45%
	Class C	$1,000.00	$1,004.20	$10.71	2.15%
	Class K	$1,000.00	$1,005.60	$9.28	1.86%
	Class Y	$1,000.00	$1,009.40	$5.50	1.10%
Based on Hypothetical Return (5% Return Before Expenses)
RS Partners Fund	Class A	$1,000.00	$1,017.65	$7.27	1.45%
	Class K	$1,000.00	$1,015.32	$9.62	1.92%
	Class Y	$1,000.00	$1,019.14	$5.77	1.15%
RS Value Fund	Class A	$1,000.00	$1,018.50	$6.42	1.28%
	Class C	$1,000.00	$1,014.77	$10.17	2.03%
	Class K	$1,000.00	$1,016.51	$8.42	1.68%
	Class Y	$1,000.00	$1,019.74	$5.17	1.03%
RS Large Cap Alpha Fund	Class A	$1,000.00	$1,020.19	$4.72	0.94%
	Class C	$1,000.00	$1,016.51	$8.42	1.68%
	Class K	$1,000.00	$1,018.30	$6.62	1.32%
	Class Y	$1,000.00	$1,021.73	$3.17	0.63%
RS Investors Fund	Class A	$1,000.00	$1,018.40	$6.52	1.30%
	Class C	$1,000.00	$1,014.67	$10.27	2.05%
	Class K	$1,000.00	$1,016.41	$8.52	1.70%
	Class Y	$1,000.00	$1,019.64	$5.27	1.05%
RS Global Natural Resources Fund	Class A	$1,000.00	$1,017.65	$7.27	1.45%
	Class C	$1,000.00	$1,014.17	$10.77	2.15%
	Class K	$1,000.00	$1,015.61	$9.32	1.86%
	Class Y	$1,000.00	$1,019.39	$5.52	1.10%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

30	www.RSinvestments.com

Financial Information

Six-Month Period Ended June 30, 2012

SCHEDULE OF INVESTMENTS — RS PARTNERS FUND

June 30, 2012 (unaudited)	Foreign Currency	Shares	Value
Common Stocks – 91.5%
Advertising Agencies – 3.2%
Aimia, Inc.	CAD	4,218,420	$56,143,396

			56,143,396
Auto Parts – 0.8%
BorgWarner, Inc.(1)		221,498	14,528,054

			14,528,054
Banks: Diversified – 4.8%
Associated Banc-Corp.		2,807,511	37,031,070
First Horizon National Corp.		5,511,805	47,677,113

			84,708,183
Biotechnology – 1.9%
Myriad Genetics, Inc.(1)		1,431,408	34,024,568

			34,024,568
Computer Services, Software & Systems – 13.0%
Acxiom Corp.(1)(2)		4,868,226	73,558,895
AOL, Inc.(1)		3,076,678	86,393,118
DST Systems, Inc.		761,366	41,349,788
Parametric Technology Corp.(1)		1,318,364	27,632,909

			228,934,710
Consumer Electronics – 2.8%
Harman International Industries, Inc.		1,245,074	49,304,930

			49,304,930
Consumer Lending – 1.5%
MoneyGram International, Inc.(1)		1,838,609	26,843,691

			26,843,691
Diversified Financial Services – 0.0%
Lazard Ltd., Class A		100	2,599

			2,599
Diversified Materials & Processing – 0.7%
CLARCOR, Inc.		238,415	11,482,066

			11,482,066
Financial Data & Systems – 1.9%
Euronet Worldwide, Inc.(1)		1,920,261	32,874,868

			32,874,868
Health Care Facilities – 2.6%
VCA Antech, Inc.(1)		2,082,792	45,779,768

			45,779,768
Health Care Management Services – 2.0%
Magellan Health Services, Inc.(1)		777,280	35,234,102

			35,234,102

32	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS PARTNERS FUND

June 30, 2012 (unaudited)	Foreign Currency	Shares	Value
Household Equipment & Products – 1.3%
Tupperware Brands Corp.		424,862	$23,265,443

			23,265,443
Household Furnishings – 2.0%
Fortune Brands Home & Security, Inc.(1)		1,575,125	35,078,034

			35,078,034
Insurance: Life – 7.1%
StanCorp Financial Group, Inc.		1,541,223	57,271,847
Torchmark Corp.		1,346,476	68,064,362

			125,336,209
Insurance: Multi-Line – 1.5%
eHealth, Inc.(1)(2)		1,689,515	27,218,087

			27,218,087
Insurance: Property-Casualty – 1.2%
Genworth MI Canada, Inc.	CAD	1,204,972	21,824,657

			21,824,657
Medical Equipment – 0.4%
Sirona Dental Systems, Inc.(1)		145,750	6,560,208

			6,560,208
Metals & Minerals: Diversified – 4.4%
Compass Minerals International, Inc.		1,029,399	78,522,556

			78,522,556
Office Supplies & Equipment – 2.2%
Avery Dennison Corp.		1,443,584	39,467,587

			39,467,587
Oil: Crude Producers – 7.6%
Denbury Resources, Inc.(1)		1,999,960	30,219,395
Laredo Petroleum Holdings, Inc.(1)		826,857	17,198,626
Peyto Exploration & Development Corp.	CAD	4,631,275	87,521,590

			134,939,611
Precious Metals & Minerals – 3.6%
Horsehead Holding Corp.(1)		1,909,000	19,013,640
New Gold, Inc.(1)		4,659,314	44,263,483

			63,277,123
Real Estate Investment Trusts – 2.1%
Redwood Trust, Inc.		2,907,110	36,280,733

			36,280,733
Scientific Instruments: Pollution Control – 3.1%
Waste Connections, Inc.		1,849,054	55,323,696

			55,323,696

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	33

SCHEDULE OF INVESTMENTS — RS PARTNERS FUND

June 30, 2012 (unaudited)	Shares	Value
Securities Brokerage & Services – 1.4%
Interactive Brokers Group, Inc., Class A	1,729,730	$25,461,626

		25,461,626
Semiconductors & Components – 5.0%
Atmel Corp.(1)	6,003,325	40,222,277
Integrated Device Technology, Inc.(1)(2)	8,686,809	48,819,867

		89,042,144
Specialty Retail – 3.9%
GameStop Corp., Class A	3,787,962	69,546,982

		69,546,982
Textiles, Apparel & Shoes – 1.7%
Guess?, Inc.	968,081	29,400,620

		29,400,620
Utilities: Gas Distributors – 3.0%
Questar Corp.	2,549,500	53,182,570

		53,182,570
Utilities: Miscellaneous – 4.8%
Calpine Corp.(1)	5,188,077	85,655,151

		85,655,151
Total Common Stocks (Cost $1,409,291,011)		1,619,243,972

	Principal Amount	Value
Repurchase Agreements – 8.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $146,444,122, due 7/2/2012(3)	$146,444,000	146,444,000
Total Repurchase Agreements (Cost $146,444,000)		146,444,000
Total Investments - 99.8% (Cost $1,555,735,011)		1,765,687,972
Other Assets, Net - 0.2%		2,980,180
Total Net Assets - 100.0%		$1,768,668,152

(1)	Non-income producing security.
(2)	Affiliated issuer. See 2d in Notes to Financial Statements.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.625%	2/15/2040	$149,374,656

34	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS PARTNERS FUND

Legend:

Foreign-Denominated Security

CAD – Canadian Dollar

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Common Stocks	$1,619,243,972	$—	$—	$1,619,243,972

Repurchase Agreements	—	146,444,000	—	146,444,000

Total	$1,619,243,972	$146,444,000	$—	$1,765,687,972

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	35

SCHEDULE OF INVESTMENTS — RS VALUE FUND

June 30, 2012 (unaudited)	Foreign Currency	Shares	Value
Common Stocks – 96.2%
Auto Parts – 1.7%
TRW Automotive Holdings Corp.(1)		609,300	$22,397,868

			22,397,868
Back Office Support, HR and Consulting – 2.5%
Iron Mountain, Inc.		994,600	32,782,016

			32,782,016
Banks: Diversified – 6.4%
Associated Banc-Corp.		1,424,146	18,784,486
First Horizon National Corp.		4,340,705	37,547,098
KeyCorp		3,635,270	28,136,990

			84,468,574
Beverage: Soft Drinks – 1.1%
Coca-Cola Enterprises, Inc.		501,200	14,053,648

			14,053,648
Biotechnology – 4.2%
Life Technologies Corp.(1)		1,224,400	55,085,756

			55,085,756
Building Materials – 3.5%
Martin Marietta Materials, Inc.		590,773	46,564,728

			46,564,728
Chemicals: Diversified – 5.3%
Airgas, Inc.		317,719	26,691,573
FMC Corp.		816,900	43,687,812

			70,379,385
Chemicals: Specialty – 3.2%
International Flavors & Fragrances, Inc.		781,733	42,838,968

			42,838,968
Coal – 2.4%
Peabody Energy Corp.		1,286,085	31,534,804

			31,534,804
Computer Services, Software & Systems – 3.9%
Symantec Corp.(1)		3,493,900	51,045,879

			51,045,879
Containers & Packaging – 3.4%
Crown Holdings, Inc.(1)		1,287,659	44,411,359

			44,411,359
Diversified Financial Services – 4.4%
Ameriprise Financial, Inc.		841,342	43,968,533
ICAP PLC	GBP	2,731,763	14,462,662

			58,431,195

36	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS VALUE FUND

June 30, 2012 (unaudited)	Foreign Currency	Shares	Value
Diversified Retail – 2.8%
Family Dollar Stores, Inc.		265,003	$17,617,400
Liberty Interactive Corp., Class A(1)		1,065,198	18,949,872

			36,567,272
Electronic Entertainment – 2.7%
Activision Blizzard, Inc.		3,005,292	36,033,451

			36,033,451
Insurance: Life – 1.5%
Aflac, Inc.		453,266	19,304,599

			19,304,599
Insurance: Multi-Line – 3.1%
Willis Group Holdings PLC		1,135,777	41,444,503

			41,444,503
Insurance: Property-Casualty – 3.1%
RenaissanceRe Holdings Ltd.		532,143	40,448,189

			40,448,189
Medical Services – 1.4%
Covance, Inc.(1)		394,027	18,854,192

			18,854,192
Oil: Crude Producers – 16.2%
ARC Resources Ltd.	CAD	1,413,190	31,786,711
Concho Resources, Inc.(1)		86,500	7,362,880
Denbury Resources, Inc.(1)		3,228,097	48,776,546
Southwestern Energy Co.(1)		2,432,892	77,682,242
Talisman Energy, Inc.		4,258,237	48,799,396

			214,407,775
Pharmaceuticals – 3.5%
Warner Chilcott PLC, Class A(1)		2,594,427	46,492,132

			46,492,132
Scientific Instruments: Control & Filter – 1.4%
Pall Corp.		333,600	18,284,616

			18,284,616
Scientific Instruments: Pollution Control – 1.9%
Waste Connections, Inc.		844,180	25,257,866

			25,257,866
Semiconductors & Components – 2.8%
Atmel Corp.(1)		5,540,514	37,121,444

			37,121,444
Specialty Retail – 4.5%
GameStop Corp., Class A		3,218,316	59,088,282

			59,088,282

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	37

SCHEDULE OF INVESTMENTS — RS VALUE FUND

June 30, 2012 (unaudited)	Shares	Value
Textiles, Apparel & Shoes – 2.0%
Hanesbrands, Inc.(1)	944,600	$26,193,758

		26,193,758
Utilities: Gas Distributors – 2.4%
Questar Corp.	1,529,432	31,903,951

		31,903,951
Utilities: Miscellaneous – 4.9%
Calpine Corp.(1)	3,921,842	64,749,611

		64,749,611
Total Common Stocks (Cost $1,199,887,530)		1,270,145,821

	Principal Amount	Value
Repurchase Agreements – 3.2%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $42,643,036, due 7/2/2012(2)	$42,643,000	42,643,000
Total Repurchase Agreements (Cost $42,643,000)		42,643,000
Total Investments - 99.4% (Cost $1,242,530,530)		1,312,788,821
Other Assets, Net - 0.6%		7,381,755
Total Net Assets - 100.0%		$1,320,170,576

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.625%	2/15/2040	$43,499,636

Legend:

Foreign-Denominated Security

CAD – Canadian Dollar

GBP – Great British Pound

38	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS VALUE FUND

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2		Level 3	Total

Common Stocks	$1,255,683,159	$14,462,662	*	$—	$1,270,145,821

Repurchase Agreements	—	42,643,000		—	42,643,000

Total	$1,255,683,159	$57,105,662		$—	$1,312,788,821

*	Consists of a foreign security whose value was determined by a pricing service using pricing model. This investment in security was classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	39

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA FUND

June 30, 2012 (unaudited)	Shares	Value
Common Stocks – 97.2%
Aerospace – 2.5%
Lockheed Martin Corp.	194,372	$16,925,914

		16,925,914
Asset Management & Custodian – 4.0%
Franklin Resources, Inc.	91,600	10,166,684
State Street Corp.	368,513	16,450,420

		26,617,104
Banks: Diversified – 3.4%
KeyCorp	2,978,800	23,055,912

		23,055,912
Building Materials – 3.9%
Martin Marietta Materials, Inc.	332,744	26,226,882

		26,226,882
Chemicals: Specialty – 3.8%
Praxair, Inc.	231,692	25,191,871

		25,191,871
Computer Services, Software & Systems – 11.6%
Microsoft Corp.	1,220,704	37,341,335
Symantec Corp.(1)	1,824,700	26,658,867
Yahoo! Inc.(1)	864,300	13,681,869

		77,682,071
Consumer Services: Miscellaneous – 2.2%
eBay, Inc.(1)	344,925	14,490,299

		14,490,299
Diversified Manufacturing Operations – 2.3%
Honeywell International, Inc.	273,453	15,269,616

		15,269,616
Diversified Media – 4.0%
News Corp., Class A	1,187,875	26,477,734

		26,477,734
Drug & Grocery Store Chains – 3.5%
CVS Caremark Corp.	495,325	23,146,537

		23,146,537
Electronic Entertainment – 3.1%
Activision Blizzard, Inc.	1,742,388	20,891,232

		20,891,232
Financial Data & Systems – 3.0%
Thomson Reuters Corp.	704,951	20,055,856

		20,055,856

40	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LARGE CAP ALPHA FUND

June 30, 2012 (unaudited)	Shares	Value
Foods – 1.5%
Kellogg Co.	211,300	$10,423,429

		10,423,429
Health Care Management Services – 1.5%
UnitedHealth Group, Inc.	166,800	9,757,800

		9,757,800
Insurance: Life – 4.6%
Aflac, Inc.	323,700	13,786,383
Prudential Financial, Inc.	344,500	16,684,135

		30,470,518
Insurance: Property-Casualty – 3.7%
The Allstate Corp.	705,300	24,748,977

		24,748,977
Metals & Minerals: Diversified – 1.9%
BHP Billiton Ltd., ADR	191,469	12,502,926

		12,502,926
Oil: Crude Producers – 11.8%
Occidental Petroleum Corp.	225,068	19,304,082
Southwestern Energy Co.(1)	1,188,536	37,949,955
Talisman Energy, Inc.	1,884,257	21,593,585

		78,847,622
Pharmaceuticals – 11.3%
Merck & Co., Inc.	627,704	26,206,642
Pfizer, Inc.	1,153,600	26,532,800
Warner Chilcott PLC, Class A(1)	1,275,657	22,859,774

		75,599,216
Precious Metals & Minerals – 2.6%
Goldcorp, Inc.	456,909	17,170,640

		17,170,640
Scientific Instruments: Control & Filter – 2.0%
Parker Hannifin Corp.	172,300	13,246,424

		13,246,424
Securities Brokerage & Services – 1.0%
The Charles Schwab Corp.	527,700	6,823,161

		6,823,161
Telecommunications Equipment – 4.0%
Motorola Solutions, Inc.	559,200	26,903,112

		26,903,112

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	41

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA FUND

June 30, 2012 (unaudited)	Shares	Value
Transportation Miscellaneous – 4.0%
United Parcel Service, Inc., Class B	336,500	$26,502,740

		26,502,740
Total Common Stocks (Cost $605,398,840)		649,027,593

	Principal Amount	Value
Repurchase Agreements – 2.6%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $17,080,014, due 7/2/2012(2)	$17,080,000	17,080,000
Total Repurchase Agreements (Cost $17,080,000)		17,080,000
Total Investments - 99.8% (Cost $622,478,840)		666,107,593
Other Assets, Net - 0.2%		1,488,430
Total Net Assets - 100.0%		$667,596,023

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.625%	2/15/2040	$17,426,460

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$649,027,593	$—	$—	$649,027,593

Repurchase Agreements	—	17,080,000	—	17,080,000

Total	$649,027,593	$17,080,000	$—	$666,107,593

42	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS INVESTORS FUND

June 30, 2012 (unaudited)	Foreign Currency	Shares	Value
Common Stocks – 93.7%
Auto Parts – 2.9%
TRW Automotive Holdings Corp.(1)		11,300	$415,388

			415,388
Banks: Diversified – 7.1%
First Horizon National Corp.		50,815	439,550
KeyCorp		72,400	560,376

			999,926
Biotechnology – 3.8%
Life Technologies Corp.(1)		12,000	539,880

			539,880
Building Materials – 3.8%
Martin Marietta Materials, Inc.		6,778	534,242

			534,242
Chemicals: Diversified – 4.1%
FMC Corp.		10,900	582,932

			582,932
Chemicals: Specialty – 3.9%
Praxair, Inc.		5,079	552,240

			552,240
Computer Services, Software & Systems – 9.0%
AOL, Inc.(1)		15,800	443,664
Microsoft Corp.		27,100	828,989

			1,272,653
Diversified Financial Services – 3.0%
Ameriprise Financial, Inc.		8,200	428,532

			428,532
Financial Data & Systems – 3.0%
Thomson Reuters Corp.		14,900	423,905

			423,905
Insurance: Multi-Line – 3.7%
eHealth, Inc.(1)		5,700	91,827
Willis Group Holdings PLC		11,713	427,407

			519,234
Metals & Minerals: Diversified – 5.2%
Compass Minerals International, Inc.		9,677	738,161

			738,161
Oil: Crude Producers – 13.4%
Denbury Resources, Inc.(1)		38,830	586,721
Peyto Exploration & Development Corp.	CAD	23,400	442,212
Southwestern Energy Co.(1)		27,357	873,509

			1,902,442

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	43

SCHEDULE OF INVESTMENTS — RS INVESTORS FUND

June 30, 2012 (unaudited)	Shares	Value
Pharmaceuticals – 6.4%
Pfizer, Inc.	17,900	$411,700
Warner Chilcott PLC, Class A(1)	27,800	498,176

		909,876
Precious Metals & Minerals – 1.8%
Goldcorp, Inc.	6,915	259,866

		259,866
Securities Brokerage & Services – 1.6%
Interactive Brokers Group, Inc., Class A	15,200	223,744

		223,744
Semiconductors & Components – 4.8%
Integrated Device Technology, Inc.(1)	121,621	683,510

		683,510
Specialty Retail – 5.0%
GameStop Corp., Class A	38,658	709,761

		709,761
Telecommunications Equipment – 2.9%
Motorola Solutions, Inc.	8,600	413,746

		413,746
Transportation Miscellaneous – 3.4%
United Parcel Service, Inc., Class B	6,100	480,436

		480,436
Utilities: Miscellaneous – 4.9%
Calpine Corp.(1)	41,906	691,868

		691,868
Total Common Stocks (Cost $11,771,834)		13,282,342

	Principal Amount	Value
Repurchase Agreements – 4.7%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $ 673,001, due 7/2/2012(2)	$673,000	673,000
Total Repurchase Agreements (Cost $673,000)		673,000
Total Investments - 98.4% (Cost $12,444,834)		13,955,342
Other Assets, Net - 1.6%		225,501
Total Net Assets - 100.0%		$14,180,843

(1)	Non-income producing security.

44	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTORS FUND

(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.375%	5/31/2018	$688,975

Legend:

Foreign-Denominated Security

CAD – Canadian Dollar

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Common Stocks	$13,282,342	$—	$—	$13,282,342

Repurchase Agreements	—	673,000	—	673,000

Total	$13,282,342	$673,000	$—	$13,955,342

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	45

SCHEDULE OF INVESTMENTS — RS GLOBAL NATURAL RESOURCES FUND

June 30, 2012 (unaudited)	Foreign Currency	Shares	Value
Common Stocks – 96.1%
Building Materials – 3.8%
Martin Marietta Materials, Inc.		1,639,766	$129,246,356

			129,246,356
Chemicals: Diversified – 3.3%
FMC Corp.		2,123,834	113,582,642

			113,582,642
Chemicals: Specialty – 1.9%
Praxair, Inc.		595,155	64,711,203

			64,711,203
Coal – 3.4%
Peabody Energy Corp.		4,668,641	114,475,077

			114,475,077
Copper – 5.7%
Antofagasta PLC	GBP	7,508,693	128,868,031
Taseko Mines Ltd.(1)(2)		23,960,835	63,735,821

			192,603,852
Fertilizers – 3.8%
The Mosaic Co.		2,341,500	128,220,540

			128,220,540
Gas Pipeline – 3.2%
EQT Corp.		1,998,803	107,195,805

			107,195,805
Metals & Minerals: Diversified – 8.7%
BHP Billiton Ltd., ADR		228,600	14,927,580
Compass Minerals International, Inc.(2)		2,106,316	160,669,785
Iluka Resources Ltd.	AUD	6,639,297	77,799,835
Ivanhoe Mines Ltd.(1)		4,404,377	42,634,369

			296,031,569
Oil: Crude Producers – 48.7%
ARC Resources Ltd.	CAD	5,545,987	124,745,214
Cabot Oil & Gas Corp.		2,766,925	109,016,845
Concho Resources, Inc.(1)		570,887	48,593,901
Denbury Resources, Inc.(1)		11,209,951	169,382,360
Laredo Petroleum Holdings, Inc.(1)		1,493,792	31,070,874
Occidental Petroleum Corp.		1,236,186	106,027,673
Oil Search Ltd.	AUD	19,788,284	135,019,696
Peyto Exploration & Development Corp.(2)	CAD	9,192,160	173,712,954
QEP Resources, Inc.		2,964,316	88,840,550
Range Resources Corp.		2,115,516	130,886,975
Salamander Energy PLC(2)	GBP	14,270,218	38,270,054

46	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL NATURAL RESOURCES FUND

June 30, 2012 (unaudited)	Foreign Currency	Shares	Value
Oil: Crude Producers (continued)
Salamander Energy PLC(1)(2)(3)	GBP	9,275,641	$24,875,535
Southwestern Energy Co.(1)		6,954,242	222,048,947
Talisman Energy, Inc.		10,467,278	119,955,006
Tullow Oil PLC	GBP	5,642,096	130,243,605

			1,652,690,189
Oil: Integrated – 2.0%
Ophir Energy PLC(1)	GBP	7,343,503	66,784,580

			66,784,580
Precious Metals & Minerals – 6.1%
Goldcorp, Inc.		2,933,888	110,255,511
New Gold, Inc.(1)		10,206,254	96,959,413

			207,214,924
Real Estate – 1.0%
PICO Holdings, Inc.(1)(2)		1,556,353	34,877,871

			34,877,871
Utilities: Miscellaneous – 4.5%
Calpine Corp.(1)		9,239,553	152,545,020

			152,545,020
Total Common Stocks (Cost $3,040,523,476)			3,260,179,628

		Rights	Value
Rights – 0.1%
Metals & Minerals: Diversified – 0.1%
Ivanhoe Mines Ltd.(1)		2,297,077	2,117,905

			2,117,905
Total Rights (Cost $0)			2,117,905

		Principal Amount	Value
Repurchase Agreements – 3.5%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $119,107,099, due 7/2/2012(4)		$119,107,000	119,107,000
Total Repurchase Agreements (Cost $119,107,000)			119,107,000
Total Investments - 99.7% (Cost $3,159,630,476)			3,381,404,533
Other Assets, Net - 0.3%			9,684,988
Total Net Assets - 100.0%			$3,391,089,521

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	47

SCHEDULE OF INVESTMENTS — RS GLOBAL NATURAL RESOURCES FUND

(1)	Non-income producing security.
(2)	Affiliated issuer. See 2d in Notes to Financial Statements.
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2012, the aggregate market value of these securities amounted to $24,875,535, representing 0.7% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.625%	2/15/2040	$121,495,121

Legend:

Foreign-Denominated Security

AUD – Australian Dollar

CAD – Canadian Dollar

GBP – Great British Pound

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2		Level 3	Total

Common Stocks	$2,658,318,292	$601,861,336	*	$—	$3,260,179,628

Rights	2,117,905	—		—	2,117,905

Repurchase Agreements	—	119,107,000		—	119,107,000

Total	$2,660,436,197	$720,968,336		$—	$3,381,404,533

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing model. These investments in securities were classified as Level 2 rather than Level 1.

48	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

www.RSinvestments.com	49

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of June 30, 2012 (unaudited)	RS Partners
Assets
Investments in unaffiliated issuers, at value	$1,616,091,123
Investments in affiliated issuers, at value	149,596,849

Investments in securities, at value	1,765,687,972
Cash and cash equivalents	39
Foreign currency, at value	563,505
Receivable for investments sold	6,170,880
Receivable for fund shares subscribed	930,908
Dividends/interest receivable	429,905

Total Assets	1,773,783,209

Liabilities
Payable for fund shares redeemed	2,376,384
Payable to adviser	1,382,843
Payable for investments purchased	1,101,186
Payable to distributor	72,400
Accrued trustees’ fees	14,084
Accrued expenses/other liabilities	168,160

Total Liabilities	5,115,057

Total Net Assets	$1,768,668,152

Net Assets Consist of:
Paid-in capital	$1,496,134,649
Accumulated undistributed net investment income/(loss)	(3,440,066)
Accumulated net realized gain/(loss) from investments and foreign currency transactions	66,011,884
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	209,961,685

Total Net Assets	$1,768,668,152

Investments in Unaffiliated Issuers, at Cost	$1,408,240,274

Investments in Affiliated Issuers, at Cost	$147,494,737

Foreign Currency, at Cost	$555,431

Pricing of Shares
Net Assets:
Class A	$1,204,484,323
Class C	—
Class K	3,858,461
Class Y	560,325,368
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	38,795,392
Class C	—
Class K	126,884
Class Y	17,840,488
Net Asset Value Per Share:
Class A	$31.05
Class C	—
Class K	30.41
Class Y	31.41
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$32.60

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value	RS Large Cap Alpha	RS Investors	RS Global Natural Resources

$1,312,788,821	$666,107,593	$13,955,342	$2,885,262,513
—	—	—	496,142,020

1,312,788,821	666,107,593	13,955,342	3,381,404,533
841	842	397	229,066
—	—	—	—
11,096,638	13,189,342	215,494	19,308,767
1,923,200	281,634	60,481	16,774,578
1,764,133	776,149	8,010	1,810,873

1,327,573,633	680,355,560	14,239,724	3,419,527,817

4,858,338	543,309	4,280	5,187,793
916,435	265,306	3,553	2,645,598
1,352,783	11,853,252	43,749	20,131,782
47,385	37,392	869	110,782
12,614	5,672	110	19,637
215,502	54,606	6,320	342,704

7,403,057	12,759,537	58,881	28,438,296

$1,320,170,576	$667,596,023	$14,180,843	$3,391,089,521

$1,437,359,301	$745,403,897	$18,169,041	$3,129,088,609
298,936	3,754,685	2,571	807,859

(187,748,056)	(125,191,312)	(5,501,286)	39,445,032

70,260,395	43,628,753	1,510,517	221,748,021

$1,320,170,576	$667,596,023	$14,180,843	$3,391,089,521

$1,242,530,530	$622,478,840	$12,444,834	$2,598,989,074

$—	$—	$—	$560,641,402

$—	$—	$—	$—

$678,735,544	$489,635,074	$11,885,162	$1,409,669,268
25,991,849	25,003,868	567,651	119,505,192
3,833,506	14,175,257	165,489	7,421,800
611,609,677	138,781,824	1,562,541	1,854,493,261

28,744,012	11,847,223	1,464,867	40,432,245
1,138,872	655,692	73,336	3,573,489
164,881	344,162	21,330	218,728
25,702,397	3,361,570	191,085	52,338,795

$23.61	$41.33	$8.11	$34.86
22.82	38.13	7.74	33.44
23.25	41.19	7.76	33.93
23.80	41.28	8.18	35.43
4.75%	4.75%	4.75%	4.75%
$24.79	$43.39	$8.52	$36.60

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

FINANCIAL INFORMATION

Statements of Operations For the Six-Month Period Ended June 30, 2012 (unaudited)	RS Partners
Investment Income
Dividends	$9,689,574
Dividends from affiliated issuers	—
Interest	11,284
Withholding taxes on foreign dividends	(592,306)

Total Investment Income	9,108,552

Expenses
Investment advisory fees	9,214,296
Distribution fees	1,619,222
Transfer agent fees	1,263,134
Shareholder reports	118,990
Administrative service fees	110,044
Professional fees	96,596
Custodian fees	94,055
Trustees’ fees	42,685
Registration fees	30,321
Insurance expense	26,471
Other expenses	21,219

Total Expenses	12,637,033

Less: Fee waiver by adviser	(88,401)
Less: Custody credits	(14)

Total Expenses, Net	12,548,618

Net Investment Income/(Loss)	(3,440,066)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	62,260,494
Net realized loss from investments in affiliated issuers	(487,671)
Net realized loss from foreign currency transactions	(158,324)
Net change in unrealized appreciation/depreciation on investments	43,951,434
Net change in unrealized appreciation on investments in affiliated issuers	9,375,686
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	6,549

Net Gain on Investments and Foreign Currency Transactions	114,948,168

Net Increase in Net Assets Resulting from Operations	$111,508,102

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value	RS Large Cap Alpha	RS Investors	RS Global Natural Resources

$9,067,357	$6,128,870	$104,441	$19,680,337
—	—	—	4,109,270
8,710	4,515	86	15,129
(291,644)	(114,783)	(1,762)	(1,513,695)

8,784,423	6,018,602	102,765	22,291,041

6,049,148	1,724,111	77,713	16,558,131
1,113,953	815,468	18,597	2,360,196
1,249,990	383,485	11,812	1,634,637
97,765	35,682	1,460	173,613
87,237	41,268	929	191,949
84,181	42,931	16,534	133,480
73,398	38,374	6,290	177,656
33,884	15,919	359	73,179
62,610	36,468	27,677	93,057
24,132	10,112	217	32,041
17,169	7,912	177	35,064

8,893,467	3,151,730	161,765	21,463,003

(449,371)	—	(61,570)	(147,736)
—	(1)	(1)	(8)

8,444,096	3,151,729	100,194	21,315,259

340,327	2,866,873	2,571	975,782

40,472,188	31,841,282	803,901	53,012,144
—	—	—	(1,129,656)
(89,565)	—	(791)	(973,141)
709,739	15,001,388	478,087	(49,177,756)
—	—	—	14,085,280

759	—	9	(22,258)

41,093,121	46,842,670	1,281,206	15,794,613

$41,433,448	$49,709,543	$1,283,777	$16,770,395

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

FINANCIAL INFORMATION

Statements of Changes in Net Assets Six-month-ended numbers are unaudited	RS Partners

	For the Six Months Ended 6/30/12	For the Year Ended 12/31/11

Operations
Net investment income/(loss)	$(3,440,066)	$(14,436,082)
Net realized gain from investments and foreign currency transactions	61,614,499	162,961,865
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	53,333,669	(308,910,753)

Net Increase/(Decrease) in Net Assets Resulting from Operations	111,508,102	(160,384,970)

Distributions to Shareholders
Net investment income
Class A	—	—
Class Y	—	—
Net realized gain on investments
Class A	—	(53,737,466)
Class K	—	(175,384)
Class Y	—	(20,876,465)

Total Distributions	—	(74,789,315)

Capital Share Transactions
Proceeds from sales of shares	143,896,623	462,900,810
Reinvestment of distributions	—	69,137,885
Cost of shares redeemed	(288,088,759)	(714,697,019)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(144,192,136)	(182,658,324)
Increase from Regulatory Settlements	—	—

Net Decrease in Net Assets	(32,684,034)	(417,832,609)

Net Assets
Beginning of period	1,801,352,186	2,219,184,795

End of period	$1,768,668,152	$1,801,352,186

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$(3,440,066)	$—

Other Information:
Shares
Sold	4,605,736	14,090,272
Reinvested	—	2,431,979
Redeemed	(9,186,480)	(22,144,184)

Net Decrease	(4,580,744)	(5,621,933)

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value		RS Large Cap Alpha

For the Six Months Ended 6/30/12	For the Year Ended 12/31/11	For the Six Months Ended 6/30/12	For the Year Ended 12/31/11

$340,327	$(5,139,416)	$2,866,873	$4,394,422
40,382,623	221,693,213	31,841,282	64,415,832
710,498	(458,539,137)	15,001,388	(156,000,729)

41,433,448	(241,985,340)	49,709,543	(87,190,475)

—	—	—	(2,949,876)
—	—	—	(1,482,399)

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	(4,432,275)

136,749,719	512,882,867	27,860,664	247,793,097
—	—	—	4,174,937
(307,725,560)	(907,179,360)	(88,391,951)	(340,731,315)

(170,975,841)	(394,296,493)	(60,531,287)	(88,763,281)
—	—	—	926,073

(129,542,393)	(636,281,833)	(10,821,744)	(179,459,958)

1,449,712,969	2,085,994,802	678,417,767	857,877,725

$1,320,170,576	$1,449,712,969	$667,596,023	$678,417,767

$298,936	$(41,391)	$3,754,685	$887,812

5,572,041	20,741,011	679,391	5,955,833
—	—	—	111,873
(12,615,060)	(38,397,078)	(2,180,906)	(8,662,392)

(7,043,019)	(17,656,067)	(1,501,515)	(2,594,686)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

FINANCIAL INFORMATION

Statements of Changes in Net Assets (continued) Six-month-ended numbers are unaudited	RS Investors

	For the Six Months Ended 6/30/12	For the Year Ended 12/31/11

Operations
Net investment income/(loss)	$2,571	$(19,036)
Net realized gain from investments and foreign currency transactions	803,110	1,883,704
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	478,096	(2,714,143)

Net Increase/(Decrease) in Net Assets Resulting from Operations	1,283,777	(849,475)

Distributions to Shareholders
Net realized gain on investments
Class A	—	—
Class C	—	—
Class K	—	—
Class Y	—	—

Total Distributions	—	—

Capital Share Transactions
Proceeds from sales of shares	1,145,431	3,555,681
Reinvestment of distributions	—	—
Cost of shares redeemed	(3,709,873)	(4,707,364)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(2,564,442)	(1,151,683)

Net Increase/(Decrease) in Net Assets	(1,280,665)	(2,001,158)

Net Assets
Beginning of period	15,461,508	17,462,666

End of period	$14,180,843	$15,461,508

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$2,571	$—

Other Information:
Shares
Sold	142,295	453,973
Reinvested	—	—
Redeemed	(461,957)	(600,846)

Net Increase/(Decrease)	(319,662)	(146,873)

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Global Natural Resources

For the Six Months Ended 6/30/12	For the Year Ended 12/31/11

$975,782	$(7,672,900)
50,909,347	94,719,695

(35,114,734)	(356,693,322)

16,770,395	(269,646,527)

—	(8,955,061)
—	(692,263)
—	(37,285)
—	(9,932,796)

—	(19,617,405)

880,795,449	2,316,832,424
—	15,939,209
(596,498,907)	(971,591,652)

284,296,542	1,361,179,981

301,066,937	1,071,916,049

3,090,022,584	2,018,106,535

$3,391,089,521	$3,090,022,584

$807,859	$(167,923)

24,590,228	61,071,150
—	472,162
(16,801,584)	(26,341,102)

7,788,644	35,202,210

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past six reporting periods (or, if shorter, the period since inception of each Fund’s share class). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Partners Fund
Class A
Six Months Ended 6/30/12[1]	$29.28	$(0.09)	$1.86	$1.77	$—	$—
Year Ended 12/31/11	33.09	(0.27)	(2.28)	(2.55)	—	(1.26)
Year Ended 12/31/10	25.86	(0.33)	7.56	7.23	—	—
Year Ended 12/31/09	18.00	(0.16)	8.02	7.86	—	—
Year Ended 12/31/08	30.81	(0.17)	(11.79)	(11.96)	—	(0.85)
Year Ended 12/31/07	35.04	(0.03)	(1.31)	(1.34)	(0.12)	(2.77)

Class K
Six Months Ended 6/30/12[1]	$28.75	$(0.26)	$1.92	$1.66	$—	$—
Year Ended 12/31/11	32.67	(0.51)	(2.15)	(2.66)	—	(1.26)
Year Ended 12/31/10	25.66	(1.21)	8.22	7.01	—	—
Year Ended 12/31/09	17.91	(0.22)	7.97	7.75	—	—
Year Ended 12/31/08	30.77	(0.20)	(11.81)	(12.01)	—	(0.85)
Year Ended 12/31/07	35.05	(0.14)	(1.36)	(1.50)	(0.01)	(2.77)

Class Y
Six Months Ended 6/30/12[1]	$29.58	$(0.03)	$1.86	$1.83	$—	$—
Year Ended 12/31/11	33.31	(0.16)	(2.31)	(2.47)	—	(1.26)
Year Ended 12/31/10	25.95	(0.21)	7.57	7.36	—	—
Year Ended 12/31/09	17.99	(0.09)	8.05	7.96	—	—
Year Ended 12/31/08	30.74	0.03	(11.93)	(11.90)	—	(0.85)
Period From 5/1/07[4] to 12/31/07[1]	37.83	0.15	(4.20)	(4.05)	(0.27)	(2.77)

See notes to Financial Highlights on page 69.

58	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$31.05	6.05%	$1,204,484	1.45%	1.46%	(0.47)%	(0.48)%	18%
(1.26)	29.28	(7.59)%	1,290,313	1.47%	1.47%	(0.77)%	(0.77)%	40%
—	33.09	27.96%	1,675,852	1.49%	1.50%	(1.07)%	(1.08)%	61%
—	25.86	43.67%	1,442,762	1.49%	1.56%	(0.72)%	(0.79)%	64%
(0.85)	18.00	(38.63)%	1,045,803	1.49%	1.52%	(0.50)%	(0.53)%	64%
(2.89)	30.81	(3.78)%	2,187,893	1.49%	1.51%	(0.12)%	(0.14)%	57%

$—	$30.41	5.77%	$3,859	1.92%	1.93%	(0.93)%	(0.94)%	18%
(1.26)	28.75	(8.03)%	3,976	1.96%	1.96%	(1.25)%	(1.25)%	40%
—	32.67	27.32%	4,905	1.86%	1.87%	(1.44)%	(1.45)%	61%
—	25.66	43.27%	12,508	1.82%	1.89%	(1.05)%	(1.12)%	64%
(0.85)	17.91	(38.84)%	8,698	1.83%	1.87%	(0.84)%	(0.88)%	64%
(2.78)	30.77	(4.22)%	13,732	1.84%	1.86%	(0.46)%	(0.48)%	57%

$—	$31.41	6.19%	$560,325	1.15%	1.16%	(0.16)%	(0.17)%	18%
(1.26)	29.58	(7.30)%	507,063	1.18%	1.18%	(0.47)%	(0.47)%	40%
—	33.31	28.36%	538,428	1.13%	1.14%	(0.71)%	(0.72)%	61%
—	25.95	44.25%	270,892	1.10%	1.17%	(0.31)%	(0.38)%	64%
(0.85)	17.99	(38.52)%	102,488	1.28%	1.31%	(0.28)%	(0.31)%	64%

(3.04)	30.74	(10.65)%	35,137	1.11%	1.13%	0.44%	0.42%	57%

See notes to Financial Highlights on page 69.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	59

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Value Fund
Class A
Six Months Ended 6/30/12[1]	$23.04	$(0.02)	$0.59	$0.57	$—	$—
Year Ended 12/31/11	25.91	(0.14)	(2.73)	(2.87)	—	—
Year Ended 12/31/10	20.65	(0.13)	5.39	5.26	—	—
Year Ended 12/31/09	14.99	—	5.70	5.70	(0.04)	—
Year Ended 12/31/08	26.27	0.04	(11.01)	(10.97)	(0.04)	(0.27)
Year Ended 12/31/07	27.43	0.02	1.00	1.02	(0.11)	(2.07)

Class C
Six Months Ended 6/30/12[1]	$22.35	$(0.14)	$0.61	$0.47	$—	$—
Year Ended 12/31/11	25.33	(0.27)	(2.71)	(2.98)	—	—
Year Ended 12/31/10	20.33	(0.21)	5.21	5.00	—	—
Year Ended 12/31/09	14.86	(0.06)	5.57	5.51	(0.04)	—
Year Ended 12/31/08	26.16	(0.02)	(11.01)	(11.03)	—	(0.27)
Period From 5/1/07[4] to 12/31/07[1]	30.15	(0.04)	(1.79)	(1.83)	(0.09)	(2.07)

Class K
Six Months Ended 6/30/12[1]	$22.73	$(0.01)	$0.53	$0.52	$—	$—
Year Ended 12/31/11	25.66	(0.16)	(2.77)	(2.93)	—	—
Year Ended 12/31/10	20.53	(0.13)	5.26	5.13	—	—
Year Ended 12/31/09	14.95	(0.06)	5.68	5.62	(0.04)	—
Year Ended 12/31/08	26.24	(0.01)	(11.01)	(11.02)	—	(0.27)
Year Ended 12/31/07	27.43	(0.06)	0.97	0.91	(0.03)	(2.07)

Class Y
Six Months Ended 6/30/12[1]	$23.19	$0.03	$0.58	$0.61	$—	$—
Year Ended 12/31/11	26.01	(0.02)	(2.80)	(2.82)	—	—
Year Ended 12/31/10	20.66	(0.05)	5.40	5.35	—	—
Year Ended 12/31/09	14.93	0.08	5.69	5.77	(0.04)	—
Year Ended 12/31/08	26.23	0.16	(11.06)	(10.90)	(0.13)	(0.27)
Period From 5/1/07[4] to 12/31/07[1]	30.15	0.08	(1.72)	(1.64)	(0.21)	(2.07)

See notes to Financial Highlights on page 69.

60	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$23.61	2.47%	$678,736	1.28%	1.32%	(0.06)%	(0.10)%	35%
—	23.04	(11.08)%	805,042	1.28%	1.31%	(0.35)%	(0.38)%	40%
—	25.91	25.47%	1,484,732	1.28%	1.38%	(0.49)%	(0.59)%	51%
(0.04)	20.65	38.01%	1,641,551	1.41%	1.45%	(0.02)%	(0.06)%	63%
(0.31)	14.99	(41.73)%	1,292,905	1.40%	1.40%	0.16%	0.16%	49%
(2.18)	26.27	3.76%	2,526,734	1.32%	1.32%	0.06%	0.06%	59%

$—	$22.82	2.10%	$25,992	2.03%	2.09%	(0.79)%	(0.85)%	35%
—	22.35	(11.76)%	27,851	2.03%	2.10%	(1.07)%	(1.14)%	40%
—	25.33	24.59%	31,447	2.03%	2.09%	(1.23)%	(1.29)%	51%
(0.04)	20.33	37.07%	19,890	2.10%	2.14%	(0.77)%	(0.81)%	63%
(0.27)	14.86	(42.13)%	8,587	2.13%	2.13%	(0.48)%	(0.48)%	49%
(2.16)	26.16	(6.05)%	6,774	2.13%	2.17%	(0.62)%	(0.66)%	59%

$—	$23.25	2.29%	$3,833	1.68%	1.73%	(0.40)%	(0.45)%	35%
—	22.73	(11.42)%	3,184	1.68%	1.81%	(0.71)%	(0.84)%	40%
—	25.66	24.99%	3,298	1.68%	1.77%	(0.87)%	(0.96)%	51%
(0.04)	20.53	37.58%	1,940	1.77%	1.82%	(0.39)%	(0.44)%	63%
(0.27)	14.95	(41.96)%	1,159	1.81%	1.81%	(0.17)%	(0.17)%	49%
(2.10)	26.24	3.35%	1,183	1.72%	1.74%	(0.28)%	(0.30)%	59%

$—	$23.80	2.63%	$611,610	1.03%	1.12%	0.22%	0.13%	35%
—	23.19	(10.84)%	613,636	1.03%	1.14%	(0.06)%	(0.17)%	40%
—	26.01	25.90%	566,518	0.95%	0.95%	(0.17)%	(0.17)%	51%
(0.04)	20.66	38.63%	109,121	0.99%	1.01%	(0.39)%	(0.37)%	63%
(0.40)	14.93	(41.50)%	47,545	1.04%	1.04%	0.64%	0.64%	49%
(2.28)	26.23	(5.41)%	32,029	0.98%	0.99%	0.51%	0.50%	59%

See notes to Financial Highlights on page 69.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	61

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gain/ (Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Large Cap Alpha Fund
Class A
Six Months Ended 6/30/12[1]	$38.48	$0.16	[5]	$2.69	$2.85	$—	$—	$—
Year Ended 12/31/11	42.51	0.24	[5]	(4.09)	(3.85)	(0.23)	—	(0.23)
Year Ended 12/31/10	37.04	0.12	[5]	6.03	6.15	(0.68)	—	(0.68)
Year Ended 12/31/09	29.70	0.36		7.02	7.38	(0.05)	—	(0.05)
Year Ended 12/31/08	42.46	0.32		(12.76)	(12.44)	(0.32)	—	(0.32)
Year Ended 12/31/07	37.19	0.26		5.23	5.49	(0.22)	—	(0.22)

Class C
Six Months Ended 6/30/12[1]	$35.63	$0.01	[5]	$2.49	$2.50	$—	$—	$—
Year Ended 12/31/11	39.44	(0.08)[5]		(3.78)	(3.86)	—	—	—
Year Ended 12/31/10	34.57	(0.15)[5]		5.59	5.44	(0.57)	—	(0.57)
Year Ended 12/31/09	27.93	0.18		6.50	6.68	(0.05)	—	(0.05)
Year Ended 12/31/08	40.07	0.43		(12.39)	(11.96)	(0.18)	—	(0.18)
Year Ended 12/31/07	35.17	0.07		4.83	4.90	—	—	—

Class K
Six Months Ended 6/30/12[1]	$38.42	$0.09	[5]	$2.68	$2.77	$—	$—	$—
Year Ended 12/31/11	42.35	0.06	[5]	(4.04)	(3.98)	—	—	—
Year Ended 12/31/10	36.94	(0.01)[5]		5.99	5.98	(0.57)	—	(0.57)
Year Ended 12/31/09	29.75	0.14		7.09	7.23	(0.05)	—	(0.05)
Year Ended 12/31/08	42.49	0.18		(12.73)	(12.55)	(0.19)	—	(0.19)
Year Ended 12/31/07	37.18	0.10		5.25	5.35	(0.04)	—	(0.04)

Class Y
Six Months Ended 6/30/12[1]	$38.38	$0.23	[5]	$2.67	$2.90	$—	$—	$—
Year Ended 12/31/11	42.46	0.38	[5]	(4.12)	(3.74)	(0.39)	—	(0.39)
Year Ended 12/31/10	37.00	0.25	[5]	6.03	6.28	(0.82)	—	(0.82)
Year Ended 12/31/09	29.62	0.31		7.11	7.42	(0.05)	—	(0.05)
Year Ended 12/31/08	42.40	0.44		(12.80)	(12.36)	(0.42)	—	(0.42)
Period From 5/1/07[4] to 12/31/07[1]	40.26	0.15		2.34	2.49	(0.35)	—	(0.35)
See notes to Financial Highlights on page 69.

62	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[2]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$41.33	7.41%		$489,635	0.94%	0.94%	0.81%	0.81%	24%
0.05	38.48	(8.92)%	[6]	485,820	0.92%	0.92%	0.58%	0.58%	41%
—	42.51	16.63%		734,834	0.95%	0.96%	0.31%	0.30%	50%
0.01	37.04	24.89%	[6]	698,280	0.93%	1.04%	0.98%	0.87%	145%
—	29.70	(29.29)%		629,799	0.93%	0.95%	0.90%	0.88%	54%
—	42.46	14.78%		832,425	0.93%	0.93%	0.59%	0.59%	60%

$—	$38.13	7.02%		$25,004	1.68%	1.68%	0.05%	0.05%	24%
0.05	35.63	(9.66)%	[6]	27,323	1.69%	1.69%	(0.22)%	(0.22)%	41%
—	39.44	15.76%		48,829	1.70%	1.70%	(0.42)%	(0.42)%	50%
0.01	34.57	23.97%	[6]	38,885	1.77%	1.77%	0.06%	0.06%	145%
—	27.93	(29.84)%		19,300	1.74%	1.74%	0.14%	0.14%	54%
—	40.07	13.93%		11,441	1.69%	1.69%	(0.17)%	(0.17)%	60%

$—	$41.19	7.21%		$14,175	1.32%	1.32%	0.43%	0.43%	24%
0.05	38.42	(9.28)%	[6]	13,667	1.33%	1.33%	0.13%	0.13%	41%
—	42.35	16.21%		28,458	1.30%	1.33%	(0.02)%	(0.05)%	50%
0.01	36.94	24.35%	[6]	22,179	1.28%	1.40%	0.52%	0.40%	145%
—	29.75	(29.52)%		12,191	1.28%	1.34%	0.56%	0.50%	54%
—	42.49	14.38%		14,047	1.28%	1.42%	0.24%	0.10%	60%

$—	$41.28	7.56%		$138,782	0.63%	0.63%	1.11%	1.11%	24%
0.05	38.38	(8.65)%	[6]	144,642	0.63%	0.63%	0.98%	0.98%	41%
—	42.46	17.01%		22,250	0.63%	0.63%	0.65%	0.65%	50%
0.01	37.00	25.10%	[6]	3,239	0.76%	0.76%	1.12%	1.12%	145%
—	29.62	(29.13)%		1,456	0.71%	0.71%	1.17%	1.17%	54%
—	42.40	6.19%		832	0.71%	0.71%	0.85%	0.85%	60%

See notes to Financial Highlights on page 69.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	63

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Investors Fund
Class A
Six Months Ended 6/30/12[1]	$7.48	$— [5,8]	$0.63	$0.63	$—	$—
Year Ended 12/31/11	7.88	(0.01)[5]	(0.39)	(0.40)	—	—
Year Ended 12/31/10	6.31	(0.01)[5]	1.58	1.57	—	—
Year Ended 12/31/09	4.17	(0.08)	2.22	2.14	—	—
Year Ended 12/31/08	9.59	(0.16)	(4.64)	(4.80)	—	(0.62)
Year Ended 12/31/07	11.75	(0.11)	(0.01)	(0.12)	—	(2.04)

Class C
Six Months Ended 6/30/12[1]	$7.16	$(0.03)[5]	$0.61	$0.58	$—	$—
Year Ended 12/31/11	7.60	(0.06)[5]	(0.38)	(0.44)	—	—
Year Ended 12/31/10	6.09	(0.03)[5]	1.54	1.51	—	—
Year Ended 12/31/09	4.21	(0.22)	2.10	1.88	—	—
Year Ended 12/31/08	9.54	(0.14)	(4.57)	(4.71)	—	(0.62)
Period From 7/24/07[4] to 12/31/07[1]	12.57	(0.07)	(0.92)	(0.99)	—	(2.04)

Class K
Six Months Ended 6/30/12[1]	$7.16	$(0.01)[5]	$0.61	$0.60	$—	$—
Year Ended 12/31/11	7.57	(0.03)[5]	(0.38)	(0.41)	—	—
Year Ended 12/31/10	6.07	(0.01)[5]	1.51	1.50	—	—
Year Ended 12/31/09	4.06	(0.11)	2.12	2.01	—	—
Year Ended 12/31/08	9.51	(0.13)	(4.70)	(4.83)	—	(0.62)
Period From 1/3/07[4] to 12/31/07[1]	11.71	(0.08)	(0.08)	(0.16)	—	(2.04)

Class Y
Six Months Ended 6/30/12[1]	$7.52	$0.01 [5]	$0.65	$0.66	$—	$—
Year Ended 12/31/11	7.92	— [5,8]	(0.40)	(0.40)	—	—
Year Ended 12/31/10	6.35	(0.01)[5]	1.58	1.57	—	—
Year Ended 12/31/09	4.18	(0.14)	2.31	2.17	—	—
Year Ended 12/31/08	9.61	(0.12)	(4.69)	(4.81)	—	(0.62)
Period From 5/1/07[4] to 12/31/07[1]	12.56	(0.01)	(0.90)	(0.91)	—	(2.04)

See notes to Financial Highlights on page 69.

64	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ Loss to Average Net Assets[3]	Gross Ratio of Net Investment Income/ Loss to Average Net Assets	Portfolio Turnover Rate

$—	$8.11	8.42%	$11,885	1.30%	2.10%	0.02%	(0.78)%	44%
—	7.48	(5.08)%	11,715	1.22%	2.07%	(0.11)%	(0.96)%	55%
—	7.88	24.88%	13,004	1.05%	2.18%	(0.18)%	(1.31)%	62%
—	6.31	51.32%	10,696	2.22%	2.34%	(1.44)%	(1.56)%	84%
(0.62)	4.17	(49.50)%	8,955	1.98%	1.98%	(1.33)%	(1.33)%	65%
(2.04)	9.59	(0.72)%	30,691	1.60%	1.60%	(0.60)%	(0.60)%	71%

$—	$7.74	8.10%	$568	2.05%	3.01%	(0.74)%	(1.70)%	44%
—	7.16	(5.79)%	642	1.87%	2.99%	(0.75)%	(1.87)%	55%
—	7.60	24.79%	548	1.34%	3.57%	(0.43)%	(2.66)%	62%
—	6.09	44.66%	139	4.57%	5.15%	(3.83)%	(4.41)%	84%
(0.62)	4.21	(48.80)%	20	1.43%	4.15%	(0.79)%	(3.51)%	65%

(2.04)	9.54	(7.61)%	74	2.55%	5.22%	(1.55)%	(4.22)%	71%

$—	$7.76	8.38%	$165	1.70%	2.65%	(0.37)%	(1.32)%	44%
—	7.16	(5.42)%	151	1.52%	2.65%	(0.40)%	(1.53)%	55%
—	7.57	24.71%	133	1.05%	2.83%	(0.16)%	(1.94)%	62%
—	6.07	49.51%	97	3.46%	3.90%	(2.70)%	(3.14)%	84%
(0.62)	4.06	(50.25)%	43	3.23%	3.23%	(2.55)%	(2.55)%	65%

(2.04)	9.51	(1.10)%	45	2.52%	5.81%	(1.49)%	(4.78)%	71%

$—	$8.18	8.78%	$1,563	1.05%	1.76%	0.26%	(0.45)%	44%
—	7.52	(5.05)%	2,954	1.05%	1.72%	0.05%	(0.62)%	55%
—	7.92	24.72%	3,778	1.05%	1.80%	(0.17)%	(0.92)%	62%
—	6.35	51.91%	2,519	1.94%	2.04%	(1.16)%	(1.26)%	84%
(0.62)	4.18	(49.52)%	991	1.70%	1.70%	(1.04)%	(1.04)%	65%

(2.04)	9.61	(6.98)%	3,478	1.37%	1.38%	(0.28)%	(0.29)%	71%

See notes to Financial Highlights on page 69.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	65

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Global Natural Resources Fund
Class A
Six Months Ended 6/30/12[1]	$34.60	$(0.02)[5]	$0.28	$0.26	$—	$—
Year Ended 12/31/11	37.58	(0.15)[5]	(2.60)	(2.75)	—	(0.23)
Year Ended 12/31/10	29.94	(0.14)[5]	7.78	7.64	—	—
Year Ended 12/31/09	20.05	(0.04)	9.93	9.89	—	—
Year Ended 12/31/08	37.97	(0.05)	(17.71)	(17.76)	(0.01)	(0.15)
Year Ended 12/31/07	30.84	—	9.81	9.81	(0.01)	(2.67)

Class C
Six Months Ended 6/30/12[1]	$33.30	$(0.13)[5]	$0.27	$0.14	$—	$—
Year Ended 12/31/11	36.45	(0.40)[5]	(2.52)	(2.92)	—	(0.23)
Year Ended 12/31/10	29.26	(0.38)[5]	7.57	7.19	—	—
Year Ended 12/31/09	19.75	0.06	9.45	9.51	—	—
Year Ended 12/31/08	37.73	(0.22)	(17.60)	(17.82)	(0.01)	(0.15)
Period From 5/1/07[4] to 12/31/07[1]	35.26	(0.10)	5.25	5.15	(0.01)	(2.67)

Class K
Six Months Ended 6/30/12[1]	$33.74	$(0.09)[5]	$0.28	$0.19	$—	$—
Year Ended 12/31/11	36.81	(0.30)[5]	(2.54)	(2.84)	—	(0.23)
Year Ended 12/31/10	29.46	(0.28)[5]	7.63	7.35	—	—
Year Ended 12/31/09	19.84	(0.05)	9.67	9.62	—	—
Year Ended 12/31/08	37.75	(0.14)	(17.61)	(17.75)	(0.01)	(0.15)
Year Ended 12/31/07	30.84	(0.06)	9.65	9.59	(0.01)	(2.67)

See notes to Financial Highlights on page 69.

66	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$34.86	0.75%	$1,409,669	1.45%	1.46%	(0.12)%		(0.13)%		19%
(0.23)	34.60	(7.31)%	1,397,688	1.45%	1.48%	(0.41)%		(0.44)%		25%
—	37.58	25.52%	1,341,020	1.45%	1.47%	(0.44)%		(0.46)%		27%
—	29.94	49.33%	998,909	1.46%	1.50%	(0.10)%		(0.14)%		34%
(0.16)	20.05	(46.76)%	843,964	1.49%	1.49%	(0.13)%		(0.13)%		43%
(2.68)	37.97	32.08%	2,080,904	1.45%	1.45%	—%	[7]	—%	[7]	37%

$—	$33.44	0.42%	$119,505	2.15%	2.16%	(0.80)%		(0.80)%		19%
(0.23)	33.30	(8.01)%	105,206	2.18%	2.21%	(1.11)%		(1.14)%		25%
—	36.45	24.57%	57,883	2.23%	2.25%	(1.23)%		(1.25)%		27%
—	29.26	48.15%	13,467	2.27%	2.29%	(0.99)%		(1.01)%		34%
(0.16)	19.75	(47.22)%	3,129	2.34%	2.34%	(0.95)%		(0.95)%		43%

(2.68)	37.73	14.84%	2,949	2.29%	2.32%	(0.67)%		(0.70)%		37%

$—	$33.93	0.56%	$7,422	1.86%	1.87%	(0.52)%		(0.53)%		19%
(0.23)	33.74	(7.71)%	5,439	1.87%	1.90%	(0.83)%		(0.86)%		25%
—	36.81	24.95%	5,542	1.90%	1.92%	(0.89)%		(0.91)%		27%
—	29.46	48.49%	2,685	2.02%	2.05%	(0.70)%		(0.73)%		34%
(0.16)	19.84	(47.01)%	736	2.10%	2.11%	(0.66)%		(0.67)%		43%
(2.68)	37.75	31.37%	330	2.00%	2.30%	(0.40)%		(0.70)%		37%

See notes to Financial Highlights on page 69.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	67

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Global Natural Resources Fund — (continued)
Class Y
Six Months Ended 6/30/12[1]	$35.10	$0.05 [5]	$0.28	$0.33	$—	$—
Year Ended 12/31/11	38.00	(0.01)[5]	(2.66)	(2.67)	—	(0.23)
Year Ended 12/31/10	30.17	(0.02)[5]	7.85	7.83	—	—
Year Ended 12/31/09	20.14	(0.05)	10.08	10.03	—	—
Year Ended 12/31/08	38.00	0.08	(17.78)	(17.70)	(0.01)	(0.15)
Period From 5/1/07[4] to 12/31/07[1]	35.26	0.09	5.38	5.47	(0.06)	(2.67)

68	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$35.43	0.94%	$1,854,493	1.10%	1.11%	0.26%	0.25%	19%
(0.23)	35.10	(7.02)%	1,581,690	1.12%	1.15%	(0.03)%	(0.06)%	25%
—	38.00	25.95%	613,662	1.11%	1.13%	(0.08)%	(0.10)%	27%
—	30.17	49.80%	130,968	1.10%	1.12%	0.19%	0.17%	34%
(0.16)	20.14	(46.57)%	37,239	1.18%	1.19%	0.17%	0.16%	43%

(2.73)	38.00	15.76%	89,402	1.12%	1.12%	0.46%	0.46%	37%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[4]	Inception date.

[5]	Calculated based on the average shares outstanding during the period.

[6]

Without the effect of the increase from the regulatory settlements, the total returns would have been for RS Large Cap Alpha Fund for 2011 (9.05)%, (9.78)%, (9.42)% and (8.79)%; for 2009 24.86%, 23.93%, 24.32% and 25.10% for Class A, Class C, Class K and Class Y, respectively.

[7]	Rounds to 0.00%.

[8]	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	69

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Notes to Financial Statements

June 30, 2012 (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to five series offered by the Trust: RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund and RS Global Natural Resources Fund (each a “Fund”, collectively the “Funds”). All of the Funds are diversified funds, other than RS Investors Fund, which is a non-diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

RS Partners Fund offers Class A, K and Y shares. RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund and RS Global Natural Resources Fund offer Class A, C, K and Y shares. Prior to February 17, 2012, RS Large Cap Alpha Fund offered Class B shares. As of the close of business on February 17, 2012, all outstanding Class B shares of the Fund were converted into Class A shares of the same Fund. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge, which is the price for all outstanding shares of a Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

70	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

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The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2012, the Funds had no securities classified as Level 3.

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. Transfers between Levels 1 and 2 related to certain exchange-traded foreign securities whose prices may have been affected by events occurring after the close of trading on the exchange and, as a result, whose values were determined by a pricing service using pricing models in accordance with methods approved by the Funds’ Board of Trustees. Transfers into and out of each level of the fair value hierarchy for the six months ended June 30, 2012, were as follows:

	Transfers into Level 1	Transfers (out) of Level 1	Transfers into Level 2	Transfers (out) of Level 2	Transfers into Level 3	Transfers (out) of Level 3
RS Global Natural Resources Fund
Common Stocks	$—	$535,076,756	$535,076,756	$—	$—	$—

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Funds’ Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated

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by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2012, the Funds did not incur any such interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

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In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Funds have entered into an arrangement with their custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

h. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Partners Fund	1.00%
RS Value Fund	0.85%
RS Large Cap Alpha Fund	0.50%
RS Investors Fund	1.00%
RS Global Natural Resources Fund	1.00%

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2013 to limit the Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the following Funds through investments in pooled investment vehicles, interest, taxes, investment-related

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expenses (e.g., brokerage commissions), and extraordinary expenses) for Class A shares to the rates shown in the table below and to limit the total annual fund operating expenses of each of the other classes of the Fund so that each of those classes benefits from a level of reimbursement (as expressed in basis points) that is the same as the level of reimbursement for Class A shares during the period.

Fund	Expense Limitation
RS Partners Fund, Class A	1.49%
RS Large Cap Alpha Fund, Class A	0.99%
RS Global Natural Resources Fund, Class A	1.45%

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2013 to limit the Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the following Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to the following rates:

Fund	Expense Limitation
RS Value Fund, Class A	1.28%
RS Value Fund, Class C	2.03%
RS Value Fund, Class K	1.68%
RS Value Fund, Class Y	1.03%
RS Investors Fund, Class A	1.30%
RS Investors Fund, Class C	2.05%
RS Investors Fund, Class K	1.70%
RS Investors Fund, Class Y	1.05%

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including

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its expenses in connection with the promotion and distribution of shares of each Fund. For the six months ended June 30, 2012, GIS received distribution fees as follows:

Fund			Annual Rate	Distribution Fees
RS Partners Fund	Class A		0.25%	$1,606,349
	Class K		0.65%	12,873
	Class Y		0.00%	—
RS Value Fund	Class A		0.25%	$963,920
	Class C		1.00%	137,480
	Class K		0.65%	12,553
	Class Y		0.00%	—
RS Large Cap Alpha Fund	Class A		0.25%	$625,699
	Class B	*	1.00%	9,239
	Class C		1.00%	134,183
	Class K		0.65%	46,347
	Class Y		0.00%	—
RS Investors Fund	Class A		0.25%	$15,058
	Class C		1.00%	3,014
	Class K		0.65%	525
	Class Y		0.00%	—
RS Global Natural Resources Fund	Class A		0.25%	$1,767,979
	Class C		1.00%	573,341
	Class K		0.65%	18,876
	Class Y		0.00%	—
*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the distribution plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the distribution plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated between RS Investments and GIS by mutual agreement. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the six months ended June 30, 2012, PAS informed the Trust it received $1,183,957 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

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For the six months ended June 30, 2012, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Partners Fund	$2,242
RS Value Fund	9,781
RS Large Cap Alpha Fund	12,552
RS Investors Fund	671
RS Global Natural Resources Fund	66,561

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the six months ended June 30, 2012, GIS received CDSL charges as follows:

Fund	CDSL
RS Partners Fund	$—
RS Value Fund	5,085
RS Large Cap Alpha Fund	7,661
RS Investors Fund	635
RS Global Natural Resources Fund	24,160

d. Affiliated Issuers If a Fund owns 5% or more of the outstanding voting shares of an issuer, the Fund’s investment represents an investment in an affiliated person as defined by the 1940 Act. A summary of the Funds with transactions in the securities of affiliated issuers for the six months ended June 30, 2012, is listed below:

Fund	Issuer	Number of Shares Held at Beginning of Period		Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Income	Value at End of Period
RS Partners Fund	Acxiom Corp.	5,030,401		—	162,175	4,868,226	$—	$73,558,895
	eHealth, Inc.	1,799,315		—	109,800	1,689,515	—	27,218,087
	Euronet Worldwide, Inc.	2,596,861		—	676,600	1,920,261	—	**
	Integrated Device Technology, Inc.	8,407,787		279,022	—	8,686,809	—	48,819,867
								$149,596,849
RS Global Natural Resources Fund	Compass Minerals International, Inc.	1,904,046		248,926	46,656	2,106,316	$2,028,984	$160,669,785
	Peyto Exploration & Development Corp.	3,743,474	*	5,489,186	40,500	9,192,160	2,080,286	173,712,954
	PICO Holdings, Inc.	1,556,353		—	—	1,556,353	—	34,877,871
	Salamander Energy PLC	14,270,218		9,275,641	—	23,545,859	—	63,145,589
	Taseko Mines Ltd.	23,960,835		—	—	23,960,835	—	63,735,821
								$496,142,020
*	Issuer was not an affiliated issuer at beginning of period.
**	Issuer was not an affiliated issuer at end of period.

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Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2011, which is the most recently completed tax year, was as follows:

Fund	Ordinary Income	Long-Term Capital Gains
RS Partners Fund	$—	$74,789,315
RS Value Fund	—	—
RS Large Cap Alpha Fund	4,432,275	—
RS Investors Fund	—	—
RS Global Natural Resources Fund	—	19,617,405

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
RS Partners Fund	$(13,039,747)	$14,436,082	$(1,396,335)
RS Value Fund	(3,835,560)	5,111,669	(1,276,109)
RS Large Cap Alpha Fund	(926,073)	925,665	408
RS Investors Fund	(1,059)	19,066	(18,007)
RS Global Natural Resources Fund	(8,276,646)	7,504,977	771,669

The tax basis of distributable earnings as of December 31, 2011 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS Partners Fund	$—	$12,324,000
RS Large Cap Alpha Fund	887,812	—
RS Global Natural Resources Fund	—	2,653,596

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During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2011, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Partners Fund	$74,728,249
RS Value Fund	221,441,340
RS Large Cap Alpha Fund	68,654,332
RS Investors Fund	1,994,895
RS Global Natural Resources Fund	87,735,154

See the chart below for capital loss carryovers available to the Funds at December 31, 2011.

	Expiring
Fund	2016	2017	2018	Total
RS Partners Fund	$—	$—	$—	$—
RS Value Fund	—	215,729,402	—	215,729,402
RS Large Cap Alpha Fund	29,703,958	122,693,999	—	152,397,957
RS Investors Fund	2,515,516	3,287,644	352,001	6,155,161
RS Global Natural Resources Fund	—	—	—	—

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Partners Fund	$438,421
RS Value Fund	942,777
RS Large Cap Alpha Fund	4,193,820
RS Investors Fund	95,930
RS Global Natural Resources Fund	3,683,050

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b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at June 30, 2012, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Partners Fund	$1,558,191,559	$207,496,413	$257,063,336	$(49,566,923)
RS Value Fund	1,250,064,263	62,724,558	111,020,178	(48,295,620)
RS Large Cap Alpha Fund	622,915,172	43,192,421	65,233,858	(22,041,437)
RS Investors Fund	12,626,029	1,329,313	1,651,448	(322,135)
RS Global Natural Resources Fund	3,167,314,955	214,089,578	377,905,747	(163,816,169)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Partners Fund

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,338,115	$73,257,123	7,726,825	$253,605,357
Shares reinvested	—	—	1,755,175	49,759,201
Shares redeemed	(7,605,492)	(237,992,120)	(16,071,567)	(518,950,006)

Net decrease	(5,267,377)	$(164,734,997)	(6,589,567)	$(215,585,448)

Class K
Shares sold	12,487	$385,470	34,423	$1,100,484
Shares reinvested	—	—	6,248	173,959
Shares redeemed	(23,920)	(730,112)	(52,472)	(1,641,910)

Net decrease	(11,433)	$(344,642)	(11,801)	$(367,467)

Class Y
Shares sold	2,255,134	$70,254,030	6,329,024	$208,194,969
Shares reinvested	—	—	670,556	19,204,725
Shares redeemed	(1,557,068)	(49,366,527)	(6,020,145)	(194,105,103)

Net increase	698,066	$20,887,503	979,435	$33,294,591

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RS Value Fund

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,457,833	$35,637,344	8,467,832	$214,950,055
Shares redeemed	(7,657,069)	(185,515,012)	(30,825,866)	(721,470,443)

Net decrease	(6,199,236)	$(149,877,668)	(22,358,034)	$(506,520,388)

Class C
Shares sold	99,874	$2,366,761	347,419	$8,665,339
Shares redeemed	(207,052)	(4,900,528)	(342,968)	(8,000,287)

Net increase/(decrease)	(107,178)	$(2,533,767)	4,451	$665,052

Class K
Shares sold	54,929	$1,364,887	45,082	$1,114,760
Shares redeemed	(30,123)	(696,492)	(33,493)	(816,844)

Net increase	24,806	$668,395	11,589	$297,916

Class Y
Shares sold	3,959,405	$97,380,727	11,880,678	$288,152,713
Shares redeemed	(4,720,816)	(116,613,528)	(7,194,751)	(176,891,786)

Net increase/(decrease)	(761,411)	$(19,232,801)	4,685,927	$111,260,927

RS Large Cap Alpha Fund

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	235,126	$9,559,081	1,617,123	$68,184,608
Shares from conversion of Class B shares*	169,792	7,128,629	—	—
Shares reinvested	—	—	74,789	2,793,537
Shares redeemed	(1,184,578)	(48,471,043)	(6,351,818)	(258,681,088)

Net decrease	(779,660)	$(31,783,333)	(4,659,906)	$(187,702,943)

Class B
Shares sold	4	$152	37,900	$1,515,372
Shares converted to Class A shares*	(179,925)	(7,128,629)	—	—
Shares redeemed	(11,731)	(445,928)	(430,248)	(14,340,228)

Net decrease	(191,652)	$(7,574,405)	(392,348)	$(12,824,856)

*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

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Transactions in Capital Shares (continued)

RS Large Cap Alpha Fund — continued

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class C
Shares sold	34,247	$1,297,138	308,017	$12,084,457
Shares redeemed	(145,360)	(5,490,756)	(779,340)	(26,124,856)

Net decrease	(111,113)	$(4,193,618)	(471,323)	$(14,040,399)

Class K
Shares sold	43,413	$1,769,309	184,818	$7,715,780
Shares redeemed	(55,027)	(2,262,823)	(500,933)	(17,783,964)

Net decrease	(11,614)	$(493,514)	(316,115)	$(10,068,184)

Class Y
Shares sold	196,809	$8,106,355	3,807,975	$158,292,880
Shares reinvested	—	—	37,084	1,381,400
Shares redeemed	(604,285)	(24,592,772)	(600,053)	(23,801,179)

Net increase/(decrease)	(407,476)	$(16,486,417)	3,245,006	$135,873,101

RS Investors Fund

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	75,834	$611,325	315,434	$2,498,497
Shares redeemed	(177,937)	(1,417,578)	(398,697)	(3,115,950)

Net decrease	(102,103)	$(806,253)	(83,263)	$(617,453)

Class C
Shares sold	8,386	$64,487	49,741	$380,062
Shares redeemed	(24,684)	(189,599)	(32,256)	(224,170)

Net increase/(decrease)	(16,298)	$(125,112)	17,485	$155,892

Class K
Shares sold	2,394	$18,496	6,351	$47,811
Shares redeemed	(2,086)	(16,299)	(2,913)	(23,028)

Net increase	308	$2,197	3,438	$24,783

Class Y
Shares sold	55,681	$451,123	82,447	$629,311
Shares redeemed	(257,250)	(2,086,397)	(166,980)	(1,344,216)

Net decrease	(201,569)	$(1,635,274)	(84,533)	$(714,905)

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RS Global Natural Resources Fund

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	7,315,324	$258,024,229	21,206,350	$798,743,759
Shares reinvested	—	—	235,344	7,902,846
Shares redeemed	(7,278,088)	(258,272,918)	(16,729,434)	(617,154,064)

Net increase/decrease	37,236	$(248,689)	4,712,260	$189,492,541

Class C
Shares sold	743,216	$25,382,649	2,038,065	$74,693,969
Shares reinvested	—	—	16,325	527,790
Shares redeemed	(328,828)	(11,056,969)	(483,510)	(16,898,853)

Net increase	414,388	$14,325,680	1,570,880	$58,322,906

Class K
Shares sold	80,065	$2,667,237	89,303	$3,301,840
Shares reinvested	—	—	1,082	35,428
Shares redeemed	(22,511)	(802,679)	(79,758)	(2,879,579)

Net increase	57,554	$1,864,558	10,627	$457,689

Class Y
Shares sold	16,451,623	$594,721,334	37,737,432	$1,440,092,856
Shares reinvested	—	—	219,411	7,473,145
Shares redeemed	(9,172,157)	(326,366,341)	(9,048,400)	(334,659,156)

Net increase	7,279,466	$268,354,993	28,908,443	$1,112,906,845

b. Shareholder Concentration As of June 30, 2012, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Partners Fund	4	44.70%
RS Value Fund	3	37.75%
RS Large Cap Alpha Fund	1	17.23%
RS Investors Fund	3	24.65%
RS Global Natural Resources Fund	2	20.90%

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended June 30, 2012, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Partners Fund	$304,831,674	$389,511,509
RS Value Fund	443,394,606	507,665,287
RS Large Cap Alpha Fund	149,739,430	154,507,365
RS Investors Fund	6,092,425	8,206,192
RS Global Natural Resources Fund	1,004,687,389	577,548,019

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to a Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Funds’ Schedule of Investments.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Note 6 Temporary Borrowings

The Funds, with other funds managed by RS Investments, share in a $100 million committed revolving credit facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the six months ended June 30, 2012, the Fund which borrowed under the facility was as follows:

Fund	Amount Outstanding at 6/30/12	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS Investors Fund	$—	$365,772	5	1.44%
*	For the six months ended June 30, 2012, based on the number of days borrowings were outstanding.

Note 7 Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no material events have occurred that require disclosure.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 9 New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 10-11, 2011, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2011. Prior to the meeting of the Board on August 10-11, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable

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basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of two variable insurance Funds with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on such Funds’ total expenses and agreed to monitor the relevant Funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a few variable insurance Funds that had been identified as having higher expenses, the Trustees noted they had had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Money Market Fund, which experienced extremely low (but not negative) yields reflecting a very conservative investment posture and a yield subsidy, for the most recent one-year period, dropped in the rankings relative to its peers; (2) RS Investors Fund, which remains a very small Fund ($20 million of total assets as of May 2011) and has most recently enjoyed solid positive performance (22.67% for one-year period), still lagged its peer group by 3.59% for that period with an 88th percentile ranking; (3) RS Value Fund and RS Value VIP Series both substantially underperformed their peer groups for the most recent one-year periods; (4) RS Mid Cap Growth Fund, which had a portfolio manager change that has substantially improved performance for the most recent period, continues to rank poorly relative to its peers for the three and five year periods; and (5) RS Strategic Income Fund, which, for the short period of its operations, lagged its peers in the multi-sector income group. The Trustees agreed to monitor the performance of certain of the Funds. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’

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general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2010, and for the three months ended March 31, 2011. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the

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SUPPLEMENTAL INFORMATION (UNAUDITED)

meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has substantially completed the integration of the respective RS and Guardian organizations, and has integrated a new organization that provides advisory services with respect to core growth products.

•

RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds, including concerns about smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including expense limitations. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2010 to May 1, 2011. Several Funds were changed to reduce expenses or adopt an expense limitation, with only some fixed-income Funds adopting a higher expense limitation after the initial launch period.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

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After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2011.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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388 Market Street San Francisco CA 94111 www.RSinvestments.com | 800-766-3863	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

EB 015096 (06/12)

2012 Semiannual Report

All data as of June 30, 2012

RS S&P 500 Index Fund

Class A, C, and K Shares

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Core Growth | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Growth Fund	Fixed Income
RS Partners Fund*	RS Technology Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Small Cap Equity Fund*	RS Low Duration Bond Fund
RS Large Cap Alpha Fund		RS High Yield Fund
RS Investors Fund	International	RS Tax-Exempt Fund
	RS International Growth Fund	RS High Income Municipal Bond Fund
Core Growth	RS Emerging Markets Fund*	RS Floating Rate Fund
RS Capital Appreciation Fund	RS Global Growth Fund	RS Strategic Income Fund
	RS Greater China Fund	RS Money Market Fund
Growth
RS Small Cap Growth Fund	Natural Resources	Other RS Funds
RS Select Growth Fund	RS Global Natural Resources Fund	RS S&P 500 Index Fund
RS Mid Cap Growth Fund

*	Closed to most new investments. Please see the prospectus for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

In the last six months I have had the pleasure of getting to know RS Investments inside and out, and I have come to the conclusion that our firm possesses three foundational qualities today’s investors are looking for in an investment partner:

1. Fundamental research capabilities

Investment insights are paramount. I’ve worked in the investment management business for more than 30 years and, since I’ve been at RS Investments, I’ve been continually impressed by our investment teams’ experience, expertise, and ability to execute. Team members work closely together to evaluate ideas, test investment theses, and lend their collective experience toward the goal of gaining a research edge and compounding long-term returns for our shareholders.

2. Robust compliance infrastructure

Investment insights depend upon deep and experienced investment talent, but those insights must be executed within sound and appropriate practices throughout the investment process. A rigorous compliance culture and a robust infrastructure have become a must-have, and I believe our capabilities in this arena are unparalleled.

3. Common risk platform

In today’s volatile markets, investors are more concerned than ever about risk. While risk management has always been built into every step of our investment process, we’re developing a common risk platform for our teams to ensure that the risks we take are deliberate in every fund we manage, while promoting the autonomous environment in which our investment teams thrive.

Looking forward

As I mentioned in the 2011 Annual Report, our priorities are clear: First and foremost, we’ll continue to enhance the fundamental research capabilities that drive the long term results you — our shareholders — seek. We’re also committed to expanding the number of investment solutions we offer to ensure the products we manage continue to serve your needs. We’re hard at work on both fronts, and look forward to delivering the investment outcomes you expect while continuing to earn your trust every day.

In the pages that follow, you’ll find an update on your investment in the RS Funds. It contains important information about your investment with our firm. Please visit www.rsinvestments.com for additional insight and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

THIS PAGE NOT PART OF YOUR FUND REPORT	www.RSinvestments.com	1

CEO’S LETTER

As with all mutual funds, the value of an investment could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

2	www.RSinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.00%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the “Financial Highlights” section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS S&P 500 INDEX FUND

Investment Style

	Value	Blend	Growth
Large

Mid

Small

RS S&P 500 Index Fund Commentary

Highlights

•	RS S&P 500 Index Fund (the “Fund”) slightly underperformed its benchmark, the S&P 500® Index[1] (the “Index”), for the six months ended June 30, 2012.

•

While the market proved less volatile in the first six months of 2012 than it did in 2011, volatility increased somewhat in the second quarter as economic uncertainty and the deepening debt crisis in Europe weighed on investors’ tolerance for risk.

•	In managing the Fund, our goals are to track the investment performance of the Index, remain close to being fully invested in stocks, and keep trading costs to a minimum.

Market Overview

Equities delivered strong performance in the first quarter of 2012, with investors embracing risk as decisively as they had shunned it at other times during the prior year. The Index returned 12.59% in the first quarter, its best quarterly performance since the third quarter of 2009, and its best first quarter performance since 1998.

In the second quarter, signs of slowing U.S. economic growth and worries over the deepening debt crisis in Europe dampened investor appetites for risk and contributed to renewed volatility in the equity market. The Index’s volatility was 16.63% in the second quarter, up from 9.35% in the first. Virtually every major U.S. and global equity index ended the second quarter in negative territory, with double-digit declines for many European indexes.

Nonetheless, given the strength of first quarter gains, most U.S. equity market indexes had positive returns for the six-month period overall. Telecommunications services and technology were the Index’s leading performers over the six-month period. Energy was the weakest performer and the only sector to post a negative return for the period. Utilities were the second weakest performer.

Fund Performance Overview

The Fund (Class A shares) returned 9.28% for the six months ended June 30, 2012. The Index returned 9.49% over the same period. The difference in performance is primarily due to the fact that, unlike the Fund, the Index does not incur fees and expenses.

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RS S&P 500 INDEX FUND

Outlook

We anticipate continued market volatility in the second half of 2012 as investors await more clarity on the condition of the global economy and developments in Europe. We will continue to manage the portfolio with the intention of being substantially fully invested in stocks, while we attempt to track the Index and keep trading costs to a minimum.

There is no assurance that the Fund will track the performance of the S&P 500® Index perfectly. As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussion of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2012.

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RS S&P 500 INDEX FUND

Characteristics (unaudited) Total Net Assets: $96,118,209

Sector Allocation[2]

Top Ten Holdings[3]

Holding	% of Total Net Assets
Apple, Inc.	4.26%
Exxon Mobil Corp.	3.12%
Microsoft Corp.	1.79%
International Business Machines Corp.	1.76%
General Electric Co.	1.72%
AT&T, Inc.	1.63%
Chevron Corp.	1.63%
Johnson & Johnson	1.45%
Wells Fargo & Co.	1.39%
The Coca-Cola Co.	1.38%
Total	20.13%

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses. Statistical data for the Index is as of 6/30/2012.

2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities. Sector weighting differences between the portfolio and Index exist due the presence of cash and other short term assets/liabilities (including futures) in the portfolio.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

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RS S&P 500 INDEX FUND

Performance Update (unaudited)

Average Annual Total Returns

	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (8/7/00)
without sales charge	9.28%	5.06%	15.99%	-0.11%	4.89%	0.82%
with maximum sales charge	6.04%	1.90%	14.85%	-0.72%	4.57%	0.56%
Class C Shares (8/7/00)
without sales charge	8.83%	4.27%	15.13%	-0.86%	4.06%	0.02%
with sales charge	7.83%	3.27%	15.13%	-0.86%	4.06%	0.02%
Class K Shares (5/15/01)	9.06%	4.61%	15.54%	-0.53%	4.42%	1.61%
S&P 500® Index[1]	9.49%	5.45%	16.40%	0.22%	5.33%	1.21%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS S&P 500 Index Fund and in the S&P 500® Index. The starting point of $9,700 for Class A shares reflects the current maximum sales charge of 3.00%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares would have the following values as of June 30, 2012: $14,891 (Class C) and $15,413 (Class K). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian S&P 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

www.RSinvestments.com	7

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The following tables show the Fund expenses in two ways:

Expenses based on actual return

This table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

8	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12-6/30/12	Expense Ratio During Period 1/1/12-6/30/12
RS S&P 500 Index Fund	Class A	$1,000.00	$1,092.80	$1.98	0.38%
	Class C	$1,000.00	$1,088.30	$5.87	1.13%
	Class K	$1,000.00	$1,090.60	$4.05	0.78%
Based on Hypothetical Return (5% Return Before Expenses)
RS S&P 500 Index Fund	Class A	$1,000.00	$1,022.97	$1.91	0.38%
	Class C	$1,000.00	$1,019.24	$5.67	1.13%
	Class K	$1,000.00	$1,020.98	$3.92	0.78%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

www.RSinvestments.com	9

This Page Intentionally Left Blank

Financial Information

Six-Month Period Ended June 30, 2012

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2012 (unaudited)	Shares	Value
Common Stocks – 95.9%
Advertising Agencies – 0.1%
Omnicom Group, Inc.	2,037	$98,998
The Interpublic Group of Companies, Inc.	3,334	36,174

		135,172
Aerospace – 1.9%
FLIR Systems, Inc.	1,161	22,640
General Dynamics Corp.	2,699	178,026
Goodrich Corp.	943	119,667
L-3 Communications Holdings, Inc.	736	54,471
Lockheed Martin Corp.	1,995	173,725
Northrop Grumman Corp.	1,889	120,499
Raytheon Co.	2,500	141,475
Rockwell Collins, Inc.	1,091	53,841
Textron, Inc.	2,100	52,227
The Boeing Co.	5,625	417,937
United Technologies Corp.	6,860	518,136

		1,852,644
Air Transport – 0.3%
FedEx Corp.	2,365	216,658
Southwest Airlines Co.	5,754	53,052

		269,710
Aluminum – 0.1%
Alcoa, Inc.	8,011	70,096

		70,096
Asset Management & Custodian – 0.8%
BlackRock, Inc.	962	163,367
Federated Investors, Inc., Class B	689	15,055
Franklin Resources, Inc.	1,064	118,093
Invesco Ltd.	3,359	75,913
Legg Mason, Inc.	952	25,104
Northern Trust Corp.	1,806	83,112
State Street Corp.	3,663	163,516
T. Rowe Price Group, Inc.	1,915	120,569

		764,729
Auto Parts – 0.3%
BorgWarner, Inc.(1)	858	56,276
Genuine Parts Co.	1,170	70,492
Johnson Controls, Inc.	5,105	141,460

		268,228

12	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2012 (unaudited)	Shares	Value
Auto Services – 0.0%
The Goodyear Tire & Rubber Co.(1)	1,835	$21,671

		21,671
Automobiles – 0.3%
Ford Motor Co.	28,621	274,475

		274,475
Back Office Support, HR and Consulting – 0.7%
Accenture PLC, Class A	4,829	290,175
Automatic Data Processing, Inc.	3,669	204,216
Iron Mountain, Inc.	1,291	42,551
Paychex, Inc.	2,402	75,447
Robert Half International, Inc.	1,080	30,856

		643,245
Banks: Diversified – 3.5%
Bank of America Corp.(2)	80,866	661,484
BB&T Corp.	5,248	161,901
Comerica, Inc.	1,472	45,205
Fifth Third Bancorp	6,907	92,554
First Horizon National Corp.	1,888	16,331
Huntington Bancshares, Inc.	6,481	41,478
KeyCorp	7,156	55,387
M&T Bank Corp.	949	78,359
PNC Financial Services Group, Inc.	3,967	242,423
Regions Financial Corp.	10,606	71,591
SunTrust Banks, Inc.	4,034	97,744
U.S. Bancorp	14,216	457,187
Wells Fargo & Co.(2)	39,863	1,333,019
Zions Bancorporation	1,379	26,780

		3,381,443
Banks: Savings, Thrift & Mortgage Lending – 0.1%
Hudson City Bancorp, Inc.	3,984	25,378
People’s United Financial, Inc.	2,694	31,277

		56,655
Beverage: Brewers & Distillers – 0.2%
Beam, Inc.	1,179	73,676
Brown-Forman Corp., Class B	746	72,250
Constellation Brands, Inc., Class A(1)	1,226	33,176
Molson Coors Brewing Co., Class B	1,174	48,850

		227,952
Beverage: Soft Drinks – 2.4%
Coca-Cola Enterprises, Inc.	2,248	63,034
Dr. Pepper Snapple Group, Inc.	1,622	70,963

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	13

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2012 (unaudited)	Shares	Value
Beverage: Soft Drinks (continued)
PepsiCo, Inc.	11,718	$827,994
The Coca-Cola Co.(2)	16,917	1,322,740

		2,284,731
Biotechnology – 1.4%
Alexion Pharmaceuticals, Inc.(1)	1,430	141,999
Amgen, Inc.	5,835	426,188
Baxter International, Inc.	4,123	219,138
Biogen Idec, Inc.(1)	1,799	259,740
Celgene Corp.(1)	3,309	212,305
Life Technologies Corp.(1)	1,341	60,332

		1,319,702
Building Materials – 0.1%
Masco Corp.	2,682	37,199
Vulcan Materials Co.	973	38,638

		75,837
Cable Television Services – 1.2%
Cablevision Systems Corp., Class A	1,601	21,277
Comcast Corp., Class A	20,227	646,657
DIRECTV, Class A(1)	4,913	239,853
Scripps Networks Interactive, Inc., Class A	694	39,461
Time Warner Cable, Inc.	2,343	192,360

		1,139,608
Casinos & Gambling – 0.0%
International Game Technology	2,238	35,249

		35,249
Chemicals: Diversified – 1.0%
Airgas, Inc.	519	43,601
E.I. du Pont de Nemours & Co.	7,036	355,811
Eastman Chemical Co.	1,033	52,032
Ecolab, Inc.	2,196	150,492
FMC Corp.	1,030	55,084
Sigma-Aldrich Corp.	908	67,128
The Dow Chemical Co.	8,971	282,587

		1,006,735
Chemicals: Specialty – 0.4%
Air Products & Chemicals, Inc.	1,592	128,522
International Flavors & Fragrances, Inc.	597	32,716
Praxair, Inc.	2,240	243,555

		404,793

14	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2012 (unaudited)	Shares	Value
Coal – 0.1%
Alpha Natural Resources, Inc.(1)	1,657	$14,432
CONSOL Energy, Inc.	1,712	51,771
Peabody Energy Corp.	2,034	49,874

		116,077
Commercial Services: Rental & Leasing – 0.0%
Ryder System, Inc.	384	13,828

		13,828
Commercial Vehicles & Parts – 0.1%
PACCAR, Inc.	2,673	104,755

		104,755
Communications Technology – 1.7%
Cisco Systems, Inc.	40,184	689,959
Harris Corp.	847	35,447
JDS Uniphase Corp.(1)	1,731	19,041
Juniper Networks, Inc.(1)	3,973	64,800
QUALCOMM, Inc.	12,862	716,156
TE Connectivity Ltd.	3,220	102,750

		1,628,153
Computer Services, Software & Systems – 5.3%
Adobe Systems, Inc.(1)	3,721	120,449
Akamai Technologies, Inc.(1)	1,344	42,672
Autodesk, Inc.(1)	1,729	60,498
BMC Software, Inc.(1)	1,207	51,515
CA, Inc.	2,657	71,978
Citrix Systems, Inc.(1)	1,398	117,348
Cognizant Technology Solutions Corp., Class A(1)	2,283	136,980
Computer Sciences Corp.	1,168	28,990
F5 Networks, Inc.(1)	597	59,437
Google, Inc., Class A(1)(2)	1,899	1,101,553
Intuit, Inc.	2,205	130,867
Microsoft Corp.(2)	56,091	1,715,824
Oracle Corp.	29,114	864,686
Red Hat, Inc.(1)	1,448	81,783
SAIC, Inc.	2,076	25,161
Salesforce.com, Inc.(1)	1,034	142,961
Symantec Corp.(1)	5,393	78,792
Teradata Corp.(1)	1,265	91,092
VeriSign, Inc.(1)	1,183	51,543
Yahoo! Inc.(1)	9,158	144,971

		5,119,100

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	15

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2012 (unaudited)	Shares	Value
Computer Technology – 7.2%
Apple, Inc.(2)	7,012	$4,095,008
Dell, Inc.(1)	11,152	139,623
EMC Corp.(1)	15,741	403,442
Hewlett-Packard Co.	14,834	298,312
International Business Machines Corp.(2)	8,657	1,693,136
NetApp, Inc.(1)	2,720	86,550
NVIDIA Corp.(1)	4,647	64,221
SanDisk Corp.(1)	1,831	66,795
Western Digital Corp.(1)	1,760	53,645

		6,900,732
Consumer Electronics – 0.0%
Harman International Industries, Inc.	531	21,028

		21,028
Consumer Lending – 0.1%
SLM Corp.	3,682	57,844

		57,844
Consumer Services: Miscellaneous – 0.4%
eBay, Inc.(1)	8,627	362,420
H & R Block, Inc.	2,232	35,668

		398,088
Containers & Packaging – 0.1%
Ball Corp.	1,177	48,316
Bemis Co., Inc.	805	25,229
Owens-Illinois, Inc.(1)	1,235	23,675
Sealed Air Corp.	1,464	22,604

		119,824
Copper – 0.3%
Freeport-McMoran Copper & Gold, Inc.	7,120	242,578

		242,578
Cosmetics – 0.2%
Avon Products, Inc.	3,234	52,423
Estee Lauder Companies, Inc., Class A	1,693	91,625

		144,048
Diversified Financial Services – 2.8%
Ameriprise Financial, Inc.	1,642	85,811
Bank of New York Mellon Corp.	8,945	196,343
Capital One Financial Corp.	4,355	238,044
Citigroup, Inc.	21,998	602,965
JPMorgan Chase & Co.(2)	28,574	1,020,949
Leucadia National Corp.	1,487	31,629

16	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2012 (unaudited)	Shares	Value
Diversified Financial Services (continued)
Morgan Stanley	11,432	$166,793
The Goldman Sachs Group, Inc.	3,691	353,819

		2,696,353
Diversified Manufacturing Operations – 3.5%
3M Co.	5,206	466,458
Danaher Corp.	4,315	224,725
Dover Corp.	1,375	73,714
Eaton Corp.	2,535	100,462
General Electric Co.(2)	79,522	1,657,238
Honeywell International, Inc.	5,844	326,329
Illinois Tool Works, Inc.	3,582	189,452
Ingersoll-Rand PLC	2,242	94,568
Tyco International Ltd.	3,467	183,231

		3,316,177
Diversified Media – 0.8%
Discovery Communications, Inc., Class A(1)	1,912	103,248
News Corp., Class A	15,812	352,449
Time Warner, Inc.	7,203	277,316

		733,013
Diversified Retail – 2.7%
Amazon.com, Inc.(1)	2,704	617,458
Big Lots, Inc.(1)	462	18,845
Costco Wholesale Corp.	3,245	308,275
Dollar Tree, Inc.(1)	1,736	93,397
Family Dollar Stores, Inc.	877	58,303
J.C. Penney Co., Inc.	1,102	25,688
Kohl’s Corp.	1,790	81,427
Macy’s, Inc.	3,096	106,348
Nordstrom, Inc.	1,206	59,926
Sears Holdings Corp.(1)	286	17,074
Target Corp.	4,981	289,844
Wal-Mart Stores, Inc.	12,947	902,665

		2,579,250
Drug & Grocery Store Chains – 0.9%
CVS Caremark Corp.	9,612	449,169
Safeway, Inc.	1,806	32,779
The Kroger Co.	4,197	97,328
Walgreen Co.	6,469	191,353
Whole Foods Market, Inc.	1,225	116,767

		887,396

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	17

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2012 (unaudited)	Shares	Value
Education Services – 0.0%
Apollo Group, Inc., Class A(1)	801	$28,988
DeVry, Inc.	444	13,751

		42,739
Electronic Components – 0.2%
Amphenol Corp., Class A	1,214	66,673
Corning, Inc.	11,401	147,415
Molex, Inc.	1,031	24,682

		238,770
Electronic Entertainment – 0.0%
Electronic Arts, Inc.(1)	2,394	29,566

		29,566
Energy Equipment – 0.0%
First Solar, Inc.(1)	442	6,657

		6,657
Engineering & Contracting Services – 0.1%
Fluor Corp.	1,266	62,464
Jacobs Engineering Group, Inc.(1)	966	36,573
Quanta Services, Inc.(1)	1,602	38,560

		137,597
Entertainment – 0.9%
The Walt Disney Co.	13,413	650,531
Viacom, Inc., Class B	3,966	186,481

		837,012
Environmental, Maintenance, And Security Services – 0.0%
Cintas Corp.	827	31,930

		31,930
Fertilizers – 0.6%
CF Industries Holdings, Inc.	493	95,514
Monsanto Co.	4,006	331,616
The Mosaic Co.	2,238	122,553

		549,683
Financial Data & Systems – 1.8%
American Express Co.	7,520	437,739
Discover Financial Services	3,981	137,663
Equifax, Inc.	905	42,173
Fidelity National Information Services, Inc.	1,789	60,969
Fiserv, Inc.(1)	1,023	73,881
MasterCard, Inc., Class A	797	342,798
Moody’s Corp.	1,489	54,423

18	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2012 (unaudited)	Shares	Value
Financial Data & Systems (continued)
The Dun & Bradstreet Corp.	342	$24,340
Total System Services, Inc.	1,194	28,572
Visa, Inc., Class A	3,727	460,769
Western Union Co.	4,589	77,279

		1,740,606
Foods – 1.7%
Campbell Soup Co.	1,298	43,327
ConAgra Foods, Inc.	3,082	79,916
Dean Foods Co.(1)	1,383	23,553
General Mills, Inc.	4,835	186,341
H.J. Heinz Co.	2,359	128,282
Hormel Foods Corp.	1,141	34,709
Kellogg Co.	1,843	90,915
Kraft Foods, Inc., Class A	13,298	513,569
McCormick & Co., Inc.	997	60,468
Mead Johnson Nutrition Co.	1,529	123,100
Sysco Corp.	4,426	131,939
The Hershey Co.	1,137	81,898
The JM Smucker Co.	849	64,117
Tyson Foods, Inc., Class A	2,165	40,767

		1,602,901
Forms And Bulk Printing Services – 0.0%
R.R. Donnelley & Sons Co.	1,347	15,854

		15,854
Fruit & Grain Processing – 0.2%
Archer-Daniels-Midland Co.	4,948	146,065

		146,065
Gas Pipeline – 0.3%
EQT Corp.	1,117	59,905
Kinder Morgan, Inc.	3,791	122,146
Spectra Energy Corp.	4,895	142,248

		324,299
Gold – 0.2%
Newmont Mining Corp.	3,711	180,021

		180,021
Health Care Facilities – 0.1%
DaVita, Inc.(1)	703	69,042
Tenet Healthcare Corp.(1)	3,127	16,385

		85,427

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	19

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2012 (unaudited)	Shares	Value
Health Care Management Services – 1.0%
Aetna, Inc.	2,605	$100,996
CIGNA Corp.	2,149	94,556
Coventry Health Care, Inc.	1,069	33,983
Humana, Inc.	1,224	94,787
UnitedHealth Group, Inc.	7,788	455,598
WellPoint, Inc.	2,477	158,008

		937,928
Health Care Services – 0.6%
Cerner Corp.(1)	1,098	90,761
Express Scripts Holding Co.(1)	6,043	337,381
McKesson Corp.	1,762	165,187

		593,329
Home Building – 0.1%
D.R. Horton, Inc.	2,095	38,506
Lennar Corp., Class A	1,222	37,772
Pulte Group, Inc.(1)	2,534	27,114

		103,392
Hotel/Motel – 0.3%
Marriott International, Inc., Class A	1,995	78,204
Starwood Hotels & Resorts Worldwide, Inc.	1,490	79,030
Wyndham Worldwide Corp.	1,094	57,697
Wynn Resorts Ltd.	597	61,921

		276,852
Household Appliances – 0.0%
Whirlpool Corp.	579	35,412

		35,412
Household Equipment & Products – 0.1%
Newell Rubbermaid, Inc.	2,169	39,346
Snap-On, Inc.	437	27,203

		66,549
Household Furnishings – 0.0%
Leggett & Platt, Inc.	1,036	21,891

		21,891
Insurance: Life – 0.5%
Aflac, Inc.	3,511	149,533
Lincoln National Corp.	2,140	46,802
Principal Financial Group, Inc.	2,252	59,070
Prudential Financial, Inc.	3,537	171,297
Torchmark Corp.	741	37,457
Unum Group	2,190	41,895

		506,054

20	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2012 (unaudited)	Shares	Value
Insurance: Multi-Line – 2.0%
American International Group, Inc.(1)	4,794	$153,840
Aon PLC	2,450	114,611
Assurant, Inc.	650	22,646
Berkshire Hathaway, Inc., Class B(1)	13,204	1,100,289
Genworth Financial, Inc., Class A(1)	3,702	20,953
Loews Corp.	2,277	93,152
Marsh & McLennan Companies, Inc.	4,085	131,660
MetLife, Inc.	7,969	245,844
The Hartford Financial Services Group, Inc.	3,315	58,443

		1,941,438
Insurance: Property - Casualty – 0.9%
ACE Ltd.	2,545	188,661
Cincinnati Financial Corp.	1,213	46,179
The Allstate Corp.	3,692	129,552
The Chubb Corp.	2,021	147,169
The Progressive Corp.	4,604	95,901
The Travelers Companies, Inc.	2,921	186,477
XL Group PLC	2,149	45,215

		839,154
Leisure Time – 0.4%
Carnival Corp.	3,408	116,792
Expedia, Inc.	670	32,207
Priceline.com, Inc.(1)	374	248,530
TripAdvisor, Inc.(1)	717	32,043

		429,572
Luxury Items – 0.1%
Fossil, Inc.(1)	391	29,927
Tiffany & Co.	957	50,673

		80,600
Machinery: Agricultural – 0.3%
Deere & Co.	2,985	241,397

		241,397
Machinery: Construction & Handling – 0.4%
Caterpillar, Inc.	4,893	415,465

		415,465
Machinery: Engines – 0.1%
Cummins, Inc.	1,442	139,744

		139,744

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	21

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2012 (unaudited)	Shares	Value
Machinery: Industrial – 0.0%
Joy Global, Inc.	796	$45,157

		45,157
Machinery: Tools – 0.1%
Stanley Black & Decker, Inc.	1,283	82,574

		82,574
Medical & Dental Instruments & Supplies – 0.7%
Becton, Dickinson and Co.	1,516	113,321
Boston Scientific Corp.(1)	10,682	60,567
C.R. Bard, Inc.	631	67,795
DENTSPLY International, Inc.	1,071	40,494
Edwards Lifesciences Corp.(1)	859	88,735
Patterson Companies, Inc.	641	22,095
St. Jude Medical, Inc.	2,369	94,547
Stryker Corp.	2,436	134,224
Zimmer Holdings, Inc.	1,321	85,019

		706,797
Medical Equipment – 1.0%
CareFusion Corp.(1)	1,649	42,346
Covidien PLC	3,624	193,884
Intuitive Surgical, Inc.(1)	298	165,029
Medtronic, Inc.	7,786	301,552
PerkinElmer, Inc.	860	22,188
Thermo Fisher Scientific, Inc.	2,755	143,012
Varian Medical Systems, Inc.(1)	836	50,804

		918,815
Medical Services – 0.1%
Laboratory Corp. of America Holdings(1)	725	67,142
Quest Diagnostics, Inc.	1,187	71,102

		138,244
Metal Fabricating – 0.3%
Fastenal Co.	2,217	89,367
Precision Castparts Corp.	1,087	178,801

		268,168
Metals & Minerals: Diversified – 0.1%
Cliffs Natural Resources, Inc.	1,068	52,642
Titanium Metals Corp.	611	6,910

		59,552

22	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2012 (unaudited)	Shares	Value
Office Supplies & Equipment – 0.1%
Avery Dennison Corp.	773	$21,134
Lexmark International Group, Inc., Class A	532	14,140
Pitney Bowes, Inc.	1,513	22,650
Xerox Corp.	10,112	79,581

		137,505
Offshore Drilling & Other Services – 0.0%
Diamond Offshore Drilling, Inc.	520	30,748

		30,748
Oil Well Equipment & Services – 1.6%
Baker Hughes, Inc.	3,301	135,671
Cameron International Corp.(1)	1,838	78,501
FMC Technologies, Inc.(1)	1,795	70,418
Halliburton Co.	6,926	196,629
Helmerich & Payne, Inc.	803	34,914
Nabors Industries Ltd.(1)	2,173	31,291
National Oilwell Varco, Inc.	3,208	206,723
Noble Corp.(1)	1,884	61,287
Rowan Companies PLC(1)	927	29,970
Schlumberger Ltd.	10,005	649,425

		1,494,829
Oil: Crude Producers – 2.1%
Anadarko Petroleum Corp.	3,736	247,323
Apache Corp.	2,926	257,166
Cabot Oil & Gas Corp.	1,584	62,410
Chesapeake Energy Corp.	4,969	92,423
Denbury Resources, Inc.(1)	2,932	44,303
Devon Energy Corp.	3,038	176,174
EOG Resources, Inc.	2,013	181,391
Newfield Exploration Co.(1)	1,012	29,662
Noble Energy, Inc.	1,336	113,319
Occidental Petroleum Corp.	6,084	521,825
Pioneer Natural Resources Co.	923	81,418
QEP Resources, Inc.	1,333	39,950
Range Resources Corp.	1,221	75,543
Southwestern Energy Co.(1)	2,613	83,433
WPX Energy, Inc.(1)	1,499	24,254

		2,030,594
Oil: Integrated – 5.8%
Chevron Corp.(2)	14,811	1,562,560
ConocoPhillips	9,483	529,910
Exxon Mobil Corp.(2)	35,087	3,002,395

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	23

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2012 (unaudited)	Shares	Value
Oil: Integrated (continued)
Hess Corp.	2,281	$99,109
Marathon Oil Corp.	5,296	135,419
Murphy Oil Corp.	1,459	73,373
Williams Companies, Inc.	4,696	135,339

		5,538,105
Oil: Refining And Marketing – 0.5%
Marathon Petroleum Corp.	2,565	115,220
Phillips 66	4,674	155,364
Sunoco, Inc.	796	37,810
Tesoro Corp.(1)	1,062	26,507
Valero Energy Corp.	4,139	99,957

		434,858
Paints & Coatings – 0.2%
PPG Industries, Inc.	1,144	121,401
The Sherwin-Williams Co.	642	84,969

		206,370
Paper – 0.1%
International Paper Co.	3,277	94,738
MeadWestvaco Corp.	1,308	37,605

		132,343
Personal Care – 2.0%
Clorox Co.	962	69,706
Colgate-Palmolive Co.	3,580	372,678
Kimberly-Clark Corp.	2,953	247,373
The Procter & Gamble Co.(2)	20,536	1,257,830

		1,947,587
Pharmaceuticals – 6.5%
Abbott Laboratories	11,814	761,649
Allergan, Inc.	2,307	213,559
AmerisourceBergen Corp.	1,901	74,804
Bristol-Myers Squibb Co.	12,672	455,558
Cardinal Health, Inc.	2,577	108,234
Eli Lilly & Co.	7,628	327,318
Forest Laboratories, Inc.(1)	1,987	69,525
Gilead Sciences, Inc.(1)	5,672	290,860
Hospira, Inc.(1)	1,238	43,305
Johnson & Johnson(2)	20,665	1,396,127
Merck & Co., Inc.	22,812	952,401
Mylan, Inc.(1)	3,228	68,982
Perrigo Co.	704	83,023

24	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2012 (unaudited)	Shares	Value
Pharmaceuticals (continued)
Pfizer, Inc.(2)	56,184	$1,292,232
Watson Pharmaceuticals, Inc.(1)	955	70,661

		6,208,238
Producer Durables: Miscellaneous – 0.1%
W.W. Grainger, Inc.	458	87,588

		87,588
Production Technology Equipment – 0.3%
Applied Materials, Inc.	9,610	110,131
KLA-Tencor Corp.	1,255	61,809
Lam Research Corp.(1)	1,526	57,591
Teradyne, Inc.(1)	1,399	19,670

		249,201
Publishing – 0.1%
Gannett Co., Inc.	1,756	25,866
The McGraw-Hill Companies, Inc.	2,106	94,770
The Washington Post Co., Class B	34	12,710

		133,346
Radio & TV Broadcasters – 0.2%
CBS Corp., Class B	4,860	159,311

		159,311
Railroads – 0.8%
CSX Corp.	7,783	174,028
Norfolk Southern Corp.	2,437	174,903
Union Pacific Corp.	3,576	426,653

		775,584
Real Estate – 0.0%
CBRE Group, Inc.(1)	2,464	40,311

		40,311
Real Estate Investment Trusts – 2.1%
American Tower Corp.	2,961	207,004
Apartment Investment & Management Co., Class A	981	26,516
AvalonBay Communities, Inc.	713	100,875
Boston Properties, Inc.	1,132	122,675
Equity Residential	2,247	140,123
HCP, Inc.	3,145	138,852
Health Care REIT, Inc.	1,600	93,280
Host Hotels & Resorts, Inc.	5,395	85,349
Kimco Realty Corp.	3,064	58,308
Plum Creek Timber Co., Inc.	1,203	47,759
ProLogis, Inc.	3,453	114,743

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	25

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2012 (unaudited)	Shares	Value
Real Estate Investment Trusts (continued)
Public Storage, Inc.	1,068	$154,230
Simon Property Group, Inc.	2,272	353,660
Ventas, Inc.	2,176	137,349
Vornado Realty Trust	1,390	116,732
Weyerhaeuser Co.	4,029	90,088

		1,987,543
Recreational Vehicles & Boats – 0.1%
Harley-Davidson, Inc.	1,739	79,524

		79,524
Restaurants – 1.4%
Chipotle Mexican Grill, Inc.(1)	238	90,428
Darden Restaurants, Inc.	958	48,504
McDonald’s Corp.	7,631	675,572
Starbucks Corp.	5,691	303,444
Yum! Brands, Inc.	3,465	223,215

		1,341,163
Scientific Instruments: Control & Filter – 0.4%
Flowserve Corp.	411	47,162
Pall Corp.	868	47,575
Parker Hannifin Corp.	1,137	87,413
Rockwell Automation, Inc.	1,072	70,816
Roper Industries, Inc.	732	72,161
Waters Corp.(1)	664	52,768

		377,895
Scientific Instruments: Electrical – 0.4%
Cooper Industries PLC	1,191	81,202
Emerson Electric Co.	5,510	256,656

		337,858
Scientific Instruments: Gauges & Meters – 0.1%
Agilent Technologies, Inc.	2,608	102,338

		102,338
Scientific Instruments: Pollution Control – 0.3%
Republic Services, Inc.	2,351	62,207
Stericycle, Inc.(1)	640	58,669
Waste Management, Inc.	3,483	116,332
Xylem, Inc.	1,393	35,062

		272,270
Securities Brokerage & Services – 0.4%
CME Group, Inc.	498	133,519
E*TRADE Financial Corp.(1)	1,912	15,372

26	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2012 (unaudited)	Shares	Value
Securities Brokerage & Services (continued)
IntercontinentalExchange, Inc.(1)	547	$74,381
NYSE Euronext	1,904	48,704
The Charles Schwab Corp.	8,115	104,927
The NASDAQ OMX Group, Inc.	949	21,514

		398,417
Semiconductors & Components – 1.9%
Advanced Micro Devices, Inc.(1)	4,407	25,252
Altera Corp.	2,421	81,927
Analog Devices, Inc.	2,238	84,305
Broadcom Corp., Class A(1)	3,730	126,074
Intel Corp.	37,731	1,005,531
Linear Technology Corp.	1,729	54,170
LSI Corp.(1)	4,282	27,276
Microchip Technology, Inc.	1,440	47,635
Micron Technology, Inc.(1)	7,416	46,795
Texas Instruments, Inc.	8,579	246,132
Xilinx, Inc.	1,985	66,636

		1,811,733
Specialty Retail – 1.9%
Abercrombie & Fitch Co., Class A	607	20,723
AutoNation, Inc.(1)	313	11,043
AutoZone, Inc.(1)	199	73,067
Bed, Bath & Beyond, Inc.(1)	1,742	107,656
Best Buy Co., Inc.	2,080	43,597
CarMax, Inc.(1)	1,713	44,435
GameStop Corp., Class A	992	18,213
Limited Brands, Inc.	1,810	76,979
Lowe’s Companies, Inc.	8,831	251,154
Netflix, Inc.(1)	416	28,483
O’Reilly Automotive, Inc.(1)	945	79,163
Ross Stores, Inc.	1,693	105,762
Staples, Inc.	5,188	67,703
The Gap, Inc.	2,496	68,290
The Home Depot, Inc.	11,485	608,590
The TJX Companies, Inc.	5,550	238,261
Urban Outfitters, Inc.(1)	832	22,955

		1,866,074
Steel – 0.1%
Allegheny Technologies, Inc.	802	25,576
Nucor Corp.	2,380	90,202
United States Steel Corp.	1,079	22,227

		138,005

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	27

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2012 (unaudited)	Shares	Value
Technology: Miscellaneous – 0.0%
Jabil Circuit, Inc.	1,359	$27,628

		27,628
Telecommunications Equipment – 0.2%
Crown Castle International Corp.(1)	1,936	113,566
Motorola Solutions, Inc.	2,178	104,783

		218,349
Textiles, Apparel & Shoes – 0.5%
Coach, Inc.	2,140	125,147
NIKE, Inc., Class B	2,750	241,395
Ralph Lauren Corp.	487	68,209
VF Corp.	650	86,743

		521,494
Tobacco – 2.0%
Altria Group, Inc.	15,280	527,924
Lorillard, Inc.	982	129,575
Philip Morris International, Inc.	12,805	1,117,364
Reynolds American, Inc.	2,504	112,355

		1,887,218
Toys – 0.1%
Hasbro, Inc.	882	29,873
Mattel, Inc.	2,561	83,079

		112,952
Transportation Miscellaneous – 0.7%
Expeditors International of Washington, Inc.	1,594	61,768
United Parcel Service, Inc., Class B	7,203	567,308

		629,076
Truckers – 0.1%
C.H. Robinson Worldwide, Inc.	1,221	71,465

		71,465
Utilities: Electrical – 3.2%
Ameren Corp.	1,810	60,707
American Electric Power, Inc.	3,638	145,156
CMS Energy Corp.	1,970	46,295
Consolidated Edison, Inc.	2,203	137,005
Dominion Resources, Inc.	4,327	233,658
DTE Energy Co.	1,274	75,586
Duke Energy Corp.	10,000	230,600
Edison International	2,436	112,543
Entergy Corp.	1,322	89,751
Exelon Corp.	6,382	240,091

28	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2012 (unaudited)	Shares	Value
Utilities: Electrical (continued)
FirstEnergy Corp.	3,151	$154,998
NextEra Energy, Inc.	3,122	214,825
Northeast Utilities	2,332	90,505
NRG Energy, Inc.(1)	1,717	29,807
Pepco Holdings, Inc.	1,778	34,795
PG&E Corp.	3,144	142,329
Pinnacle West Capital Corp.	814	42,116
PPL Corp.	4,406	122,531
Progress Energy, Inc.	2,229	134,119
Public Service Enterprise Group, Inc.	3,774	122,655
SCANA Corp.	865	41,382
Southern Co.	6,529	302,293
TECO Energy, Inc.	1,547	27,939
The AES Corp.(1)	4,869	62,469
Wisconsin Energy Corp.	1,724	68,219
Xcel Energy, Inc.	3,681	104,577

		3,066,951
Utilities: Gas Distributors – 0.4%
AGL Resources, Inc.	888	34,410
CenterPoint Energy, Inc.	3,179	65,710
NiSource, Inc.	2,121	52,495
ONEOK, Inc.	1,570	66,427
Sempra Energy	1,807	124,466

		343,508
Utilities: Miscellaneous – 0.0%
Integrys Energy Group, Inc.	572	32,530

		32,530
Utilities: Telecommunications – 3.0%
AT&T, Inc.(2)	44,004	1,569,183
CenturyLink, Inc.	4,660	184,024
Frontier Communications Corp.	7,496	28,710
MetroPCS Communications, Inc.(1)	2,199	13,304
Sprint Nextel Corp.(1)	22,509	73,379
Verizon Communications, Inc.	21,303	946,705
Windstream Corp.	4,446	42,948

		2,858,253
Total Common Stocks (Cost $87,960,674)		92,216,892

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	29

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2012 (unaudited)	Principal Amount	Value
U.S. Government Securities – 0.5%
U.S. Treasury Bills
0.055% due 7/12/2012(2)	$75,000	$74,999
0.092% due 9/13/2012(2)	50,000	49,991
0.10% due 12/13/2012(2)	150,000	149,931
0.141% due 11/15/2012(2)	150,000	149,919

U.S. Treasury Note 3.125% due 5/15/2019(2)	10,000	11,366
Total U.S. Government Securities (Cost $434,531)		436,206

	Principal Amount	Value
Repurchase Agreements – 3.4%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $3,259,003, due 7/2/2012(3)	3,259,000	3,259,000
Total Repurchase Agreements (Cost $3,259,000)		3,259,000
Total Investments - 99.8% (Cost $91,654,205)		95,912,098
Other Assets, Net - 0.2%		206,111
Total Net Assets - 100.0%		$96,118,209

(1)	Non-income producing security.
(2)	Security is segregated as collateral to cover margin requirements on open futures contracts.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLMC	2.50%	5/27/2016	$3,327,990

The table below presents futures contracts as of June 30, 2012.

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Appreciation
Purchased Futures Contracts

E-mini S&P 500 Futures	Goldman Sachs & Co.	55	9/21/2012	$3,730	$88,781

30	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Common Stocks	$92,216,892	$—	$—	$92,216,892

U.S. Government Securities	—	436,206	—	436,206

Repurchase Agreements	—	3,259,000	—	3,259,000

Other Financial Instruments:
Financial Futures Contracts	88,781	—	—	88,781

Total	$92,305,673	$3,695,206	$—	$96,000,879

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	31

FINANCIAL INFORMATION

Statement of Assets and Liabilities As of June 30, 2012 (unaudited)	RS S&P 500 Index
Assets
Investments, at value	$95,912,098
Cash and cash equivalents	725
Receivable for fund shares subscribed	132,196
Dividends/interest receivable	116,479
Receivable for variation margin	93,500
Receivable for investments sold	82,796
Due from distributor	933

Total Assets	96,338,727

Liabilities
Payable for fund shares redeemed	156,050
Payable to adviser	18,711
Accrued trustees’ fees	513
Accrued expenses/other liabilities	45,244

Total Liabilities	220,518

Total Net Assets	$96,118,209

Net Assets Consist of:
Paid-in capital	$98,965,389
Accumulated undistributed net investment income	662,940
Accumulated net realized loss from investments and futures contracts	(7,856,794)
Net unrealized appreciation on investments and futures contracts	4,346,674

Total Net Assets	$96,118,209

Investments, at Cost	$91,654,205

Pricing of Shares
Net Assets:
Class A	$69,578,118
Class C	8,638,916
Class K	17,901,175
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	7,480,361
Class C	934,922
Class K	1,930,245
Net Asset Value Per Share:
Class A	$9.30
Class C	9.24
Class K	9.27
Sales Charge Class A (Load)	3.00%
Maximum Offering Price Per Class A Share	$9.59

32	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Statement of Operations For the Six-Month Period Ended June 30, 2012 (unaudited)	RS S&P 500 Index
Investment Income
Dividends	$893,134
Interest	553

Total Investment Income	893,687

Expenses
Distribution fees	175,596
Investment advisory fees	108,894
Transfer agent fees	65,172
Custodian fees	31,550
Registration fees	27,081
Professional fees	16,491
Shareholder reports	14,744
Administrative service fees	4,686
Trustees’ fees	1,784
Other expenses	6,481

Total Expenses	452,479

Less: Fee waiver/expense reimbursement by distributor	(220,259)

Total Expenses, Net	232,220

Net Investment Income	661,467

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts
Net realized gain from investments	1,127,159
Net realized gain from futures contracts	205,580
Net change in unrealized appreciation/depreciation on investments	5,352,514
Net change in unrealized appreciation/depreciation on futures contracts	17,551

Net Gain on Investments and Futures Contracts	6,702,804

Net Increase in Net Assets Resulting from Operations	$7,364,271

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	33

FINANCIAL INFORMATION

Statements of Changes in Net Assets Six-month-ended numbers are unaudited	RS S&P 500 Index

	For the Six Months Ended 6/30/12	For the Year Ended 12/31/11

Operations
Net investment income	$661,467	$1,134,668
Net realized gain from investments and futures contracts	1,332,739	2,407,811
Net change in unrealized appreciation/depreciation on investments and futures contracts	5,370,065	(1,851,668)

Net Increase in Net Assets Resulting from Operations	7,364,271	1,690,811

Distributions to Shareholders
Net investment income
Class A	—	(865,059)
Class B*	—	(3,351)
Class C	—	(69,631)
Class K	—	(186,488)

Total Distributions	—	(1,124,529)

Capital Share Transactions
Proceeds from sales of shares	28,244,966	17,996,371
Reinvestment of distributions	—	1,057,388
Cost of shares redeemed	(14,992,460)	(22,595,351)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	13,252,506	(3,541,592)

Net Increase/(Decrease) in Net Assets	20,616,777	(2,975,310)

Net Assets
Beginning of period	75,501,432	78,476,742

End of period	$96,118,209	$75,501,432

Accumulated Undistributed Net Investment Income Included in Net Assets	$662,940	$1,473

Other Information:
Shares
Sold	3,100,611	2,115,306
Reinvested	—	128,637
Redeemed	(1,626,901)	(2,592,067)

Net Increase/(Decrease)	1,473,710	(348,124)

*	Effective February 17, 2012, all Class B shares were converted into Class A shares.

34	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

www.RSinvestments.com	35

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS S&P 500 Index Fund
Class A
Six Months Ended 6/30/12[1]	$8.51	$0.08	[2]	$0.71	$0.79	$—	$—
Year Ended 12/31/11	8.51	0.14	[2]	0.01	0.15	(0.15)	—
Year Ended 12/31/10	7.55	0.13	[2]	0.98	1.11	(0.15)	—
Year Ended 12/31/09	6.07	0.13		1.46	1.59	(0.11)	—
Year Ended 12/31/08	10.03	0.24		(3.98)	(3.74)	(0.22)	—
Year Ended 12/31/07	9.72	0.16		0.31	0.47	(0.16)	—

Class C
Six Months Ended 6/30/12[1]	$8.49	$0.04	[2]	$0.71	$0.75	$—	$—
Year Ended 12/31/11	8.49	0.08	[2]	—	0.08	(0.08)	—
Year Ended 12/31/10	7.50	0.06	[2]	0.99	1.05	(0.06)	—
Year Ended 12/31/09	6.06	0.09		1.44	1.53	(0.09)	—
Year Ended 12/31/08	9.99	0.09		(3.85)	(3.76)	(0.17)	—
Year Ended 12/31/07	9.68	0.07		0.32	0.39	(0.08)	—

Class K
Six Months Ended 6/30/12[1]	$8.50	$0.06	[2]	$0.71	$0.77	$—	$—
Year Ended 12/31/11	8.49	0.11	[2]	—	0.11	(0.10)	—
Year Ended 12/31/10	7.52	0.09	[2]	0.98	1.07	(0.10)	—
Year Ended 12/31/09	6.06	0.11		1.45	1.56	(0.10)	—
Year Ended 12/31/08	10.02	0.12		(3.88)	(3.76)	(0.20)	—
Year Ended 12/31/07	9.70	0.11		0.32	0.43	(0.11)	—

36	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[4]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—	$9.30	9.28%	$69,578	0.38%	0.86%	1.67%	1.19%	4%
(0.15)	8.51	1.79%	51,776	0.38%	0.91%	1.64%	1.11%	6%
(0.15)	8.51	14.75%	53,810	0.38%	0.92%	1.64%	1.10%	5%
(0.11)	7.55	26.30%	56,619	0.38%	1.00%	1.90%	1.28%	9%
(0.22)	6.07	(37.25)%	48,363	0.49%	0.74%	1.79%	1.54%	5%
(0.16)	10.03	4.86%	129,211	0.53%	0.72%	1.45%	1.26%	3%

$—	$9.24	8.83%	$8,639	1.13%	1.62%	0.93%	0.44%	4%
(0.08)	8.49	1.00%	7,314	1.13%	1.69%	0.90%	0.34%	6%
(0.06)	8.49	14.01%	7,157	1.13%	1.64%	0.81%	0.30%	5%
(0.09)	7.50	25.21%	12,659	1.13%	1.66%	1.11%	0.58%	9%
(0.17)	6.06	(37.63)%	6,730	1.24%	1.56%	1.07%	0.75%	5%
(0.08)	9.99	4.02%	10,618	1.28%	1.55%	0.71%	0.44%	3%

$—	$9.27	9.06%	$17,901	0.78%	1.38%	1.28%	0.68%	4%
(0.10)	8.50	1.34%	15,283	0.78%	1.44%	1.24%	0.58%	6%
(0.10)	8.49	14.26%	15,635	0.78%	1.42%	1.18%	0.54%	5%
(0.10)	7.52	25.78%	22,743	0.78%	1.40%	1.46%	0.84%	9%
(0.20)	6.06	(37.48)%	12,806	0.89%	1.14%	1.41%	1.16%	5%
(0.11)	10.02	4.40%	19,453	0.93%	1.30%	1.06%	1.69%	3%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[4]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	37

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Notes to Financial Statements

June 30, 2012 (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RS S&P 500 Index Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund offers Class A, C and K shares. Prior to February 17, 2012, the Fund also offered Class B shares. As of the close of business on February 17, 2012, all outstanding Class B shares were converted into Class A shares. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Fund has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge, which is the price for all outstanding shares of the Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Futures contracts are valued at the settlement prices established each day by the boards of trade or exchanges on which they are traded.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a service does not provide a

38	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2012, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the six months ended June 30, 2012, there were no transfers between Level 1 and Level 2.

www.RSinvestments.com	39

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

As of June 30, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2012, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.25%.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.2375% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2013 to limit the Fund’s total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to the following rates:

Expense Limitation
Class A	Class B*	Class C	Class K
0.38%	1.13%	1.13%	0.78%
*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Fund or may reimburse expenses incurred by the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Fund. The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund.

	Annual Rate	Distribution Fees
Class A	0.25%	$76,660
Class B*	1.00%	1,442
Class C	1.00%	41,785
Class K	0.65%	55,709
*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Fund’s shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Fund pursuant to the distribution plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Fund or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the distribution plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated between RS Investments and GIS by mutual agreement. In addition to payments under the distribution plan, the Fund reimburses GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Fund’s shares as a retail broker-dealer. For the six months ended June 30, 2012, PAS informed the Trust it received $1,183,957 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the six months ended June 30, 2012, aggregate front-end sales charges for the sale of Class A shares paid to GIS were $1,726.

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the six months ended June 30, 2012, GIS received CDSL charges of $422.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2011, which is the most recently completed tax year, was as follows:

Ordinary Income
$1,124,529

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$(2,155)	$(11,759)	$13,914

The tax basis of distributable earnings as of December 31, 2011 was as follows:

Undistributed Ordinary Income
$1,472

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2011, the Fund utilized capital loss carryovers of $2,589,218. Capital loss carryovers available to the Fund at December 31, 2011 were $8,573,876 expiring in 2017.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Fund elected to defer net capital losses of $101,971.

44	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2012, was $92,369,760. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2012, aggregated $20,481,183 and $(16,938,845), respectively, resulting in net unrealized appreciation of $3,542,338.

Note 4 Capital Shares

a. Transactions The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Fund were as follows:

Transactions in Capital Shares

RS S&P 500 Index Fund

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,505,616	$22,782,129	1,205,245	$10,253,410
Shares from conversion of Class B shares*	118,075	1,090,184	—	—
Shares reinvested	—	—	99,922	821,357
Shares redeemed	(1,227,951)	(11,300,161)	(1,542,001)	(13,507,172)

Net increase/(decrease)	1,395,740	$12,572,152	(236,834)	$(2,432,405)

Class B
Shares sold	828	$7,462	10,514	$96,372
Shares converted to Class A shares*	(113,787)	(1,090,184)	—	—
Shares reinvested	—	—	334	2,852
Shares redeemed	(14,667)	(134,674)	(96,793)	(873,953)

Net decrease	(127,626)	$(1,217,396)	(85,945)	$(774,729)

Class C
Shares sold	157,210	$1,423,839	224,729	$1,922,246
Shares reinvested	—	—	5,694	46,691
Shares redeemed	(84,264)	(756,712)	(211,942)	(1,796,377)

Net increase	72,946	$667,127	18,481	$172,560

Class K
Shares sold	318,882	$2,941,352	674,818	$5,724,343
Shares reinvested	—	—	22,687	186,488
Shares redeemed	(186,232)	(1,710,729)	(741,331)	(6,417,849)

Net increase/(decrease)	132,650	$1,230,623	(43,826)	$(507,018)

*	Effective February 17, 2012, all Class B shares were converted into Class A shares.

www.RSinvestments.com	45

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $16,863,919 and $3,668,813, respectively, for the six months ended June 30, 2012.

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure at June 30, 2012.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Financial Futures Contracts	Net unrealized appreciation on investments and futures contracts*	$88,781
*	The cumulative appreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the six months ended June 30, 2012.

Derivative Instrument Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized gain from futures contracts	$205,580
	Net change in unrealized appreciation/depreciation on futures contracts	17,551

The Fund held an average daily face value of $2,932,000 E-mini S&P 500 Futures Contracts for the six months ended June 30, 2012.

The Fund may, but will not necessarily, enter into derivative transactions, such as financial futures contracts, as a substitute for the purchase or sale of securities or when there is significant cash received from fund shares sold.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 6 Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $100 million committed revolving credit facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the six months ended June 30, 2012, the Fund did not borrow under the facility.

Note 7 Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 9 New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

48	www.RSinvestments.com

388 Market Street San Francisco CA 94111 www.RSinvestments.com | 800-766-3863	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

EB 015642 (06/12)

2012 Semiannual Report

All data as of June 30, 2012

RS Fixed Income Funds

Class A, C, K, and Y Shares

•	RS Investment Quality Bond Fund

•	RS Low Duration Bond Fund

•	RS High Yield Fund

•	RS Tax-Exempt Fund

•	RS High Income Municipal Bond Fund

•	RS Floating Rate Fund

•	RS Strategic Income Fund

•	RS Money Market Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Core Growth | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Growth Fund	Fixed Income
RS Partners Fund*	RS Technology Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Small Cap Equity Fund*	RS Low Duration Bond Fund
RS Large Cap Alpha Fund		RS High Yield Fund
RS Investors Fund	International	RS Tax-Exempt Fund
	RS International Growth Fund	RS High Income Municipal Bond Fund
Core Growth	RS Emerging Markets Fund*	RS Floating Rate Fund
RS Capital Appreciation Fund	RS Global Growth Fund	RS Strategic Income Fund
	RS Greater China Fund	RS Money Market Fund
Growth
RS Small Cap Growth Fund	Natural Resources	Other RS Funds
RS Select Growth Fund	RS Global Natural Resources Fund	RS S&P 500 Index Fund
RS Mid Cap Growth Fund

*	Closed to most new investments. Please see prospectus for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

In the last six months I have had the pleasure of getting to know RS Investments inside and out, and I have come to the conclusion that our firm possesses three foundational qualities today’s investors are looking for in an investment partner:

1. Fundamental research capabilities

Investment insights are paramount. I’ve worked in the investment management business for more than 30 years and, since I’ve been at RS Investments, I’ve been continually impressed by our investment teams’ experience, expertise, and ability to execute. Team members work closely together to evaluate ideas, test investment theses, and lend their collective experience toward the goal of gaining a research edge and compounding long-term returns for our shareholders.

2. Robust compliance infrastructure

Investment insights depend upon deep and experienced investment talent, but those insights must be executed within sound and appropriate practices throughout the investment process. A rigorous compliance culture and a robust infrastructure have become a must-have, and I believe our capabilities in this arena are unparalleled.

3. Common risk platform

In today’s volatile markets, investors are more concerned than ever about risk. While risk management has always been built into every step of our investment process, we’re developing a common risk platform for our teams to ensure that the risks we take are deliberate in every fund we manage, while promoting the autonomous environment in which our investment teams thrive.

Looking forward

As I mentioned in the 2011 Annual Report, our priorities are clear: First and foremost, we’ll continue to enhance the fundamental research capabilities that drive the long term results you — our shareholders — seek. We’re also committed to expanding the number of investment solutions we offer to ensure the products we manage continue to serve your needs. We’re hard at work on both fronts, and look forward to delivering the investment outcomes you expect while continuing to earn your trust every day.

In the pages that follow, you’ll find an update on your investment in the RS Funds. It contains important information about your investment with our firm. Please visit www.rsinvestments.com for additional insight and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

THIS PAGE NOT PART OF YOUR FUND REPORT	www.RSinvestments.com	1

CEO’S LETTER

As with all mutual funds, the value of an investment could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

2	www.RSinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% (2.25% for RS Low Duration Bond Fund and RS Floating Rate Fund). Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS INVESTMENT QUALITY BOND FUND

RS Investment Quality Bond Fund Commentary

Highlights

•	Despite a second quarter flight to quality that benefited the Treasury market, non-Treasury investments outperformed similar-duration Treasury securities for the first six months of 2012.

•	RS Investment Quality Bond Fund (the “Fund”) delivered a positive return for the six months ended June 30, 2012, and outperformed its benchmark, the Barclays U.S. Aggregate Bond Index[1] (the “Index”).

•	The Fund seeks to provide high current income and capital appreciation without undue risk to principal by investing primarily in investment-grade debt securities.

Market Overview

The markets started out the year on a positive note as optimism over the U.S. economic outlook and hopes for some resolution to the European debt crisis prompted yield-hungry investors to embrace risk. As a result, non-Treasury securities outperformed the broader fixed income market in the first quarter. Investor optimism appeared to fade in the second quarter, however, as political and economic uncertainty in Europe and signs of weaker economic growth in the U.S. led investors to once again seek safety in the Treasury market. As a result, the yield on the 10-year Treasury bond hit a record low of 1.44% at the start of June. Corporate bonds bore the brunt of the volatility, losing a substantial portion of the first quarter’s gains in the second quarter.

For the six-month period as a whole, non-Treasury fixed income sectors including corporate bonds, mortgage-backed securities (MBS), and commercial mortgage-backed securities (CMBS) generally outperformed Treasury securities with similar durations.

Fund Performance Overview

For the six months ended June 30, 2012, the Fund (Class A Shares) returned 3.21%, outperforming a 2.37% return by the Index.

The Fund continued its strategy of overweighting non-Treasury segments of the fixed income market, notably investment-grade corporate bonds, CMBS, asset-backed securities (ABS), and non-Agency mortgage-backed securities (non-Agency MBS). While we retained the Fund’s overweight in corporate bonds relative to the Index, we reduced exposure to issuers with significant exposure to Europe or its peripheral countries in the first quarter. In the second quarter, we also scaled back our holdings in domestic banks in a defensive move. By the end of June, the Fund’s holdings in corporate bonds stood at around 28%. This strategy had a positive impact on relative returns for the six months overall.

4	www.RSinvestments.com

RS INVESTMENT QUALITY BOND FUND

The Fund’s overweight position in the CMBS sector also supported relative performance in the first quarter, but proved detrimental in the second. In CMBS, we continued to emphasize the most seasoned bonds, which we generally regarded as less risky because they were backed by greater credit enhancements that we believed should leave them better insulated from any deterioration in market fundamentals. That said, we reduced the Fund’s overweight in CMBS in the second quarter, selling bonds that in our view had the greatest probability of underperforming should investor concerns intensify. At the end of the second quarter, the Fund held about a 16% weighting in CMBS.

As of June 30, 2012, the Fund held approximately a 9% weighting in non-Agency MBS. During the period we continued the Fund’s strategy of owning seasoned bonds that we believed would provide ample credit support and were backed by mortgages that were, in our view, underwritten with stronger credit standards than bonds issued during the housing boom that peaked in 2007.

The Fund began the second quarter with an underweight in Agency MBS because we believed there were more attractive opportunities in other sectors. In June, however, we decided to take advantage of more attractive prices in the sector and added to our position. We believed that Agency MBS might offer better risk-reward characteristics than competing assets in the event of another investor flight to quality.

Outlook

We anticipate continued market volatility in the second half of 2012 as investors await more clarity on the condition of the global economy and developments in Europe. On a positive note, the Federal Reserve has indicated its intention to keep interest rates near zero into 2014, and has left open the possibility of additional stimulus if the U.S. economy weakens or risks from Europe escalate. In these challenging times, we believe a disciplined investment process is more crucial than ever. We continue to rigorously measure each investment’s upside potential against its downside risk, while we remain focused on potential market risks in today’s uncertain investment environment.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2012.

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RS INVESTMENT QUALITY BOND FUND

Characteristics (unaudited)

Total Net Assets: $219,850,209

Sector Allocation

Bond Quality Allocation[2]

6	www.RSinvestments.com

RS INVESTMENT QUALITY BOND FUND

Top Ten Holdings[3]

Holding	Coupon	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	1.000%	3/31/2017	5.93%
FNMA Mortgage Pass-Through	4.000%	12/1/2042	3.24%
FHLMC Mortgage Pass-Through	4.000%	12/1/2040	2.26%
FNMA Mortgage Pass-Through	4.000%	9/1/2040	2.12%
FNMA Mortgage Pass-Through	5.000%	11/1/2039	1.92%
U.S. Treasury Bonds	3.125%	11/15/2041	1.91%
FNMA Mortgage Pass-Through	3.500%	6/1/2042	1.90%
U.S. Treasury Bonds	4.375%	5/15/2041	1.60%
FNMA Mortgage Pass-Through	4.500%	6/1/2041	1.37%
U.S. Treasury Bonds	3.000%	5/15/2042	1.31%
Total			23.56%

1	The Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index while there are expenses associated with the Fund. Statistical data for the Index is as of 6/30/2012.
2	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated. Also certain securities that the Fund’s management consider short-term investments have been excluded from this presentation.

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RS INVESTMENT QUALITY BOND FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	3.21%	7.52%	7.94%	6.54%	5.36%	5.65%
with maximum sales charge	-0.64%	3.46%	6.58%	5.73%	4.96%	5.45%
Class C Shares (8/7/00)
without sales charge	2.82%	6.71%	7.17%	5.74%	4.57%	5.14%
with sales charge	1.82%	5.71%	7.17%	5.74%	4.57%	5.14%
Class K Shares (5/15/01)	3.00%	7.19%	7.54%	6.13%	4.95%	5.22%
Class Y Shares (5/12/09)	3.30%	7.83%	8.18%	—	—	8.20%
Barclays U.S Aggregate Bond Index[1]	2.37%	7.47%	6.93%	6.79%	5.63%	6.32%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Investment Quality Bond Fund and in the Barclays U.S. Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares, and upon the inception of Class Y shares (5/12/09) would have the following values as of June 30, 2012: $15,640 (Class C), $16,212 (Class K), and $12,802 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Investment Quality Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS LOW DURATION BOND FUND

RS Low Duration Bond Fund Commentary

Highlights

•

In a volatile six-month period for investment markets, the Barclays U.S. Government 1-3 Year Bond Index[1] (the “Index”) had a modestly positive return. Non-Treasury sectors of the fixed income market generally outperformed the market as a whole over the six months, even though investor risk aversion in the second quarter benefited shorter-term Treasury securities.

•

RS Low Duration Bond Fund (the “Fund”) delivered a positive return for the six months ended June 30, 2012, while also outperforming the Index. The Fund’s performance relative to the Index was aided by its exposure to non-Treasury sectors, such as high quality corporate bonds, non-Agency mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS).

•	The Fund seeks to deliver high levels of current income while preserving capital by investing primarily in investment-grade debt securities with durations consistent with the Index.

Market Overview

The markets started out the year on a positive note as optimism over the U.S. economic outlook and hopes for some resolution to the European debt crisis prompted yield-hungry investors to embrace risk. As a result, non-Treasury securities outperformed the broader fixed income market in the first quarter. Investor optimism appeared to fade in the second quarter, however, as political and economic uncertainty in Europe and signs of weaker economic growth in the U.S. led investors to once again seek safety in the Treasury market. As a result, the yield on the 10-year Treasury bond hit a record low of 1.44% at the start of June. Corporate bonds bore the brunt of the market volatility, losing a substantial portion of the first quarter’s gains in the second quarter.

Over the six-month period as a whole, non-Treasury fixed income sectors including corporate bonds, mortgage-backed securities (MBS), and commercial mortgage-backed securities (CMBS) generally outperformed Treasury securities with similar durations. Shorter-term securities escaped some of the volatility that plagued the broader market.

Fund Performance Overview

The Fund (Class A Shares) returned 1.67% for the six months ended June 30, 2012, compared to a 0.18% Index return for the period.

The Fund continued its strategy of overweighting non-Treasury segments of the fixed income market, notably investment-grade corporate bonds, CMBS, asset-backed securities (ABS), and non-Agency MBS. While we retained the Fund’s overweight in corporate bonds relative to the Index, we reduced exposure to issuers with significant

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RS LOW DURATION BOND FUND

exposure to Europe or its peripheral countries in the first quarter. In the second quarter, we also scaled back our financial exposure in a defensive move. Additionally, we raised our weighting in higher quality investment grade bonds at the expense of high yield investments. By the end of the second quarter, the Fund’s weighting in corporate bonds was around 38%, about three-quarters of which was investment grade. This strategy had a positive impact on relative returns for the six-month period.

As of June 30, 2012, the Fund held approximately a 9% weighting in non-Agency MBS. During the period we continued the Fund’s strategy of owning seasoned bonds that we believed would provide ample credit support and were backed by mortgages that were, in our view, underwritten with stronger credit standards than those issued during the housing boom that peaked in 2007.

The Fund’s overweight position in the CMBS sector supported relative performance. In the CMBS sector, we continued to emphasize the most seasoned bonds that we generally regarded as less risky because they were backed by greater credit enhancements that we believed should leave them better insulated from any deterioration in market fundamentals. That said, we reduced the Fund’s overweight in CMBS in the second quarter, selling bonds that, in our view, had the greatest potential to underperform should investor concerns intensify. At the end of the second quarter, the Fund held a 17% weighting in CMBS. Given the reduced supply of new CMBS and non-Agency MBS relative to past years, we believe the real challenge at this time is to find sufficient assets that meet our investment criteria.

Outlook

We anticipate continued market volatility in the second half of 2012 as investors await more clarity on the condition of the global economy and developments in Europe. On a positive note, the Federal Reserve has indicated its intention to keep interest rates near zero into 2014, and has left open the possibility of additional stimulus if the U.S. economy weakens or risks from Europe escalate. In these challenging times, we believe a disciplined investment process is more crucial than ever. We continue to rigorously measure each investment’s upside potential against its downside risk, while we remain focused on potential market risks in today’s uncertain investment environment.

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RS LOW DURATION BOND FUND

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2012.

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RS LOW DURATION BOND FUND

Characteristics (unaudited)

Total Net Assets: $1,548,989,998

Sector Allocation

Bond Quality Allocation[2]

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RS LOW DURATION BOND FUND

Top Ten Holdings[3]

Holding	Coupon	Maturity	% of Total Net Assets
U.S. Treasury Notes	0.625%	5/31/2017	5.14%
U.S. Treasury Notes	0.250%	6/30/2014	3.03%
U.S. Treasury Notes	0.375%	3/15/2015	2.22%
U.S. Treasury Notes	0.375%	11/15/2014	2.19%
Banc of America Commercial Mortgage, Inc.	5.115%	10/10/2045	1.00%
Citigroup Commercial Mortgage Trust	5.431%	10/15/2049	0.96%
American Tower Trust	5.420%	4/15/2037	0.91%
Federal Home Loan Mortgage Corp.	2.000%	8/25/2016	0.88%
Ford Credit Auto Lease Trust	1.050%	10/15/2014	0.84%
Morgan Stanley Capital I	5.230%	9/15/2042	0.82%
Total			17.99%

1	The Barclays U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. Government bonds with maturities between one and three years. The Barclays U.S. Government 1-3 Year Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index while there are expenses associated with the Fund. Statistical data for the Index is as of 6/30/2012.
2	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS LOW DURATION BOND FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	Since Inception
Class A Shares (7/30/03)
without sales charge	1.67%	2.01%	3.53%	4.03%	3.34%
with maximum sales charge	-0.66%	-0.32%	2.75%	3.57%	3.08%
Class C Shares (7/30/03)
without sales charge	1.29%	1.24%	2.76%	3.26%	2.57%
with sales charge	0.29%	0.25%	2.76%	3.26%	2.57%
Class K Shares (7/30/03)	1.47%	1.60%	3.12%	3.62%	2.93%
Class Y Shares (5/12/09)	1.79%	2.23%	3.74%	—	3.82%
Barclays U.S. Government 1-3 Year Bond Index[1]	0.18%	0.86%	1.69%	3.40%	3.02%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 7/30/03 in Class A shares of RS Low Duration Bond Fund and in the Barclays U.S. Government 1-3 Year Bond Index. The starting point of $9,775 for Class A shares reflects the current maximum sales charge of 2.25%. Hypothetical $10,000 investments made upon the inception of Class C shares (7/30/03), Class K shares (7/30/03) and Class Y shares (5/12/09) would have the following values as of June 30, 2012: $12,538 (Class C), $12,936 (Class K) and $11,248 (Class Y). While Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS HIGH YIELD FUND

RS High Yield Fund Commentary

Highlights

•	The high yield market delivered positive performance in the first half of 2012, supported by generally healthy corporate earnings and low default rates.

•	RS High Yield Fund (the “Fund”) had a positive return for the six months ended June 30, 2012, but it underperformed its benchmark, the Barclays U.S. Corporate High-Yield Index[1] (the “Index”).

•	The Fund invests primarily in high yield securities. It aims to provide high current income, with capital appreciation as a secondary objective.

Market Overview

The markets started out the year on a positive note as optimism over the U.S. economic outlook and hopes for some resolution to the European debt crisis prompted yield-hungry investors to embrace risk. As a result, credit sensitive securities outperformed the broader fixed income market in the first quarter. Investor optimism appeared to fade in the second quarter, however, as political and economic uncertainty in Europe and signs of weaker economic growth in the U.S. led investors to once again seek safety in the Treasury market. As a result, the yield on the 10-year Treasury hit a record low of 1.44% in early June.

Against this backdrop, high yield bonds benefited from heightened investor confidence in the first quarter, as well as from record mutual fund inflows, sound corporate fundamentals, and a low default rate. While high yield market spreads narrowed in the first quarter, they widened during the second quarter as risk-averse investors exited the high yield market. Nonetheless, high yield bonds delivered positive results for the six-month period overall. Fundamentals also remained relatively sound during the period. The high yield default rate remained at 2.16%, well below the 25-year average rate of 4.21%. New issuance in the second quarter was $54.7 billion, well off from the $107 billion of new issuance in the first quarter.

Fund Performance Overview

The Fund (Class A Shares) returned 6.38% for the six months ended June 30, 2012, compared to a 7.27% return by the Index.

We positioned the Fund for moderate spread tightening in 2012 despite our concerns about the ongoing sovereign debt problems in Europe. This decision reflected our view that the high yield sector was attractive both on a fundamental basis and relative to other asset classes. This decision paid off in the first quarter, but the Fund gave back some gains as spreads widened in the second quarter.

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RS HIGH YIELD FUND

The Fund underperformed the Index for the six-month period as a result of negative sector selection, which outweighed positive security selection. Energy, which was our largest overweight, was the sector that detracted most from relative performance as energy-related bonds declined sharply along with oil and gas prices. Security selection within the sector was positive overall as contributions from independent energy and refining offset a detraction by oil field services. Despite the volatility in the energy sector, we remain positive on the longer-term fundamental outlook for oil-related investments, particularly given the current shale boom in the U.S. and Canada. The Fund’s relative performance benefited most from its healthcare holdings, where security selection was particularly strong.

From a risk management standpoint, we scaled back the Fund’s exposure to investments that we believed might be sensitive to developments in Europe. This approach benefited relative performance for the six-month period.

Outlook

Despite uncertainty stemming from the European debt situation and questions about the strength of the U.S. economic recovery, we still view the outlook for the high yield market as positive. We believe that spreads could narrow somewhat as investors start to focus once again on fundamentals and yield. We think corporate fundamentals remain sound given generally healthy balance sheets, improved liquidity, strong recent refinancing activity, and a lack of near-term bond maturities that we expect will help to keep the default rate low over the next two years. In addition, the Federal Reserve (the “Fed”) has indicated its intention to keep the Fed Funds target rate close to zero into 2014, and has left open the possibility that it would provide additional monetary stimulus should the U.S. economy falter or risks from Europe escalate. Nonetheless, we recognize the risks associated with Europe and the uncertain global economic outlook, and we will continue to emphasize rigorous credit analysis and seek to avoid companies with substantial European exposure.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2012.

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RS HIGH YIELD FUND

Characteristics (unaudited)

Total Net Assets: $135,123,940

Bond Quality Allocation[2]

Top Ten Holdings[3]

Holding	Coupon	Maturity Date	% of Total Net Assets
Reynolds Group Issuer, Inc.	9.875%	8/15/2019	1.15%
Clear Channel Communications, Inc.	3.895%	1/28/2016	1.14%
Block Communications, Inc.	7.250%	2/1/2020	1.13%
E*Trade Financial Corp.	12.500%	11/30/2017	1.06%
Sabra Health Care L.P.	8.125%	11/1/2018	1.03%
Michael Foods, Inc.	9.750%	7/15/2018	1.02%
DPL, Inc.	7.250%	10/15/2021	0.94%
The Neiman Marcus Group, Inc.	10.375%	10/15/2015	0.94%
Kodiak Oil & Gas Corp.	8.125%	12/1/2019	0.87%
Burlington Coat Factory Warehouse Corp.	10.000%	2/15/2019	0.86%
Total			10.14%

1	The Barclays U.S. Corporate High-Yield Index is generally considered to be representative of the investable universe of the US-dominated high-yield debt market. The Barclays U.S. Corporate High-Yield Index is not available for direct investment. There are no expenses associated with the Index while there are expenses associated with the Fund. Statistical data for the Index is as of 6/30/2012.
2	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS HIGH YIELD FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (9/1/98)
without sales charge	6.38%	6.30%	13.82%	6.68%	7.88%	5.93%
with maximum sales charge	2.43%	2.35%	12.37%	5.87%	7.46%	5.64%
Class C Shares (8/7/00)
without sales charge	6.14%	5.66%	12.98%	5.92%	7.10%	5.41%
with sales charge	5.14%	4.66%	12.98%	5.92%	7.10%	5.41%
Class K Shares (5/15/01)	6.32%	6.03%	13.42%	6.29%	7.47%	6.51%
Class Y Shares (5/12/09)	6.48%	6.50%	14.00%	—	—	14.59%
Barclays U.S. Corporate High-Yield Index[1]	7.27%	7.27%	16.29%	8.45%	10.16%	7.20%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS High Yield Fund and in the Barclays U.S. Corporate High-Yield Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares, and upon the inception of Class Y shares (5/12/09) would have the following values as of June 30, 2012: $19,849 (Class C), $20,551 (Class K) and $15,325 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian High Yield Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS TAX-EXEMPT FUND

RS Tax-Exempt Fund Commentary

Highlights

•

The tax-exempt bond market delivered solid positive performance in the first half of 2012. Lower-rated credits generally outperformed higher-rated ones as investors sought higher yields, especially early in the period.

•	RS Tax-Exempt Fund (the “Fund”) delivered a positive return for the six months ended June 30, 2012 and outperformed the benchmark, the Barclays Municipal Bond Index[1] (the “Index”).

•	The Fund seeks to deliver high levels of current income exempt from federal income taxes by investing in a diversified portfolio of tax-exempt municipal obligations.

Market Overview

The markets started out the year on a positive note as optimism over the U.S. economic outlook and hopes for some resolution to the European debt crisis prompted yield-hungry investors to embrace risk in the first quarter. As a result, credit sensitive securities outperformed the broader fixed income market. Investor optimism appeared to fade in the second quarter, however, as political and economic uncertainty in Europe and signs of weaker economic growth in the U.S. prompted investors to once again seek safety in the Treasury market. As a result, the yield on the 10-year Treasury hit a record low of 1.44% in early June. Despite renewed investor uncertainty in the second quarter, bonds and more credit sensitive areas of the market posted positive returns for the six-month period, due in part to solid gains in the first quarter.

The municipal debt market experienced more than $190 billion in new issuance in the first half of 2012, an increase of more than 60% from the first half of 2011. Refundings played a large role in this new issuance. Despite the robust overall market, credit quality was a concern for some municipal bond issuers.

Fund Performance Overview

The Fund (Class A Shares) returned 3.69% for the six-months ending June 30, 2012. The Fund outperformed the Index, which returned 3.66%.

The Fund’s long-standing investment approach relies on our analysis of the fundamentals of each issuer rather than relying solely on ratings or insurance. The Fund typically holds significantly fewer issues than does the Index. The Fund generally has about 240 issues, compared with more than 45,000 in the Index. The Fund does not attempt to replicate the Index, and it may contain securities that are not in the Index.

Within the broad opportunities open to a national tax-exempt fund, we focus on issuers that we believe offer high quality and value, while seeking to avoid large concentrations in any single issuer, insurer, industry, sector or state. However, when we believe we are

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RS TAX-EXEMPT FUND

properly compensated for risk, and if our research indicates upside potential for a bond, we may purchase lower-rated credits. In general obligation and revenue bonds, we look for those that we believe have strong underlying credit fundamentals.

The Fund maintained a higher-grade credit profile than the Index throughout the period and had no investments in below investment grade bonds. While this strategy at times may have dampened the Fund’s performance relative to the Index, it also has helped us to avoid exposure to the municipalities that have suffered credit problems and bankruptcies during the past six months. Moreover, unlike some of its competitors, the Fund did not use derivatives to boost returns. We have also stayed away from many local investments, as well as those that typically depend on appropriations or have certificate of participation structures, which are not voter-approved and usually depend on appropriations.

The Fund has a longer duration than the Index and this positioning detracted from the Fund’s relative performance in the first quarter but was the largest positive contributor to the Fund’s relative performance in the second quarter. The Fund’s focus on higher-rated credits detracted from relative performance during the six-month period overall as lower-rated credits continued to outperform the broader tax-exempt market, even in the more risk-averse second quarter.

Outlook

The Federal Reserve has indicated its intention to keep interest rates near zero into 2014, and left open the possibility of additional monetary stimulus should the U.S. economy falter or risks from Europe escalate. Nonetheless, it is our view that the prospects of modest economic growth and federal budget cuts could mean significant uncertainty and continued austerity for state and local governments. Even in this less certain environment, we will continue to focus on the quality and stability of issuers and will continue to seek to offer compelling opportunities for the Fund’s shareholders.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2012.

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RS TAX-EXEMPT FUND

Characteristics (unaudited)

Total Net Assets: $478,582,916

Sector Allocation

Revenue Bond Allocation	% of Total Net Assets	% Index
Education	7.9%	7.1%
Hospital/Nursing Home/Health Care	6.7%	9.0%
Housing	1.2%	1.5%
Industrial Revenue	5.4%	3.0%
Leasing	7.1%	7.5%
Other	0.7%	0.0%
Power	4.1%	6.9%
Resource Recovery	0.5%	0.3%
Special Tax	6.2%	10.8%
Transportation	19.8%	15.1%
Water and Sewer	12.4%	9.1%

Revenue Bonds Total	72.0%	70.3%
AA Insured Bonds	0.7%	10.0%
Prerefunded Bonds	1.8%	6.3%
Total Insured Bonds	4.2%	30.9%

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RS TAX-EXEMPT FUND

Bond Quality Allocation[2]

Top Ten Holdings[3]

Holding	Coupon	Maturity Date	% of Total Net Assets
New York St. Dorm. Auth. Revs. St. Supp. Debt.	5.000%	5/15/2025	0.87%
Illinois St. G.O.	5.000%	1/1/2019	0.79%
Tex. Private Activity Bd. Surface Transn. Corp.	6.875%	12/31/2039	0.77%
Connecticut St. G.O.	5.000%	4/15/2029	0.74%
New Jersey St. Transn. Tr. Fd. Auth.	5.500%	6/15/2041	0.72%
South Carolina St. Pub. Svc. Auth. Rev.	5.000%	12/1/2030	0.72%
San Francisco City & Cnty. CA Pub. Utilities Commn. Wtr. Rev.	5.000%	11/1/2033	0.71%
Illinois St. G.O.	5.000%	3/1/2017	0.70%
Port Authority of NY & NJ	5.000%	10/1/2030	0.70%
Los Angeles CA Dept. of Arpts. Rev.	5.000%	5/15/2035	0.69%
Total			7.41%

1	The Barclays Municipal Bond Index is generally considered to be representative of the municipal bond market. The Barclays Municipal Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index while there are expenses associated with the Fund. Statistical data for the Index is as of June 30, 2012.
2	Source: Moody’s, Standard and Poor’s, Fitch Investor Service.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS TAX-EXEMPT FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	3.69%	10.50%	7.35%	5.77%	5.22%	5.18%
with maximum sales charge	-0.23%	6.32%	6.00%	4.97%	4.83%	4.97%
Class C Shares (8/7/00)
without sales charge	3.27%	9.62%	6.52%	4.95%	4.43%	4.84%
with sales charge	2.27%	8.62%	6.52%	4.95%	4.43%	4.84%
Class Y Shares (5/12/09)	3.77%	10.55%	7.48%	—	—	6.78%
Barclays Municipal Bond Index[1]	3.66%	9.90%	7.62%	5.95%	5.28%	5.81%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Tax-Exempt Fund and in the Barclays Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the maximum sales charge of 3.75%. A hypothetical $10,000 investment made 10 years ago in Class C shares and upon the inception of Class Y shares (5/12/09) would have the following values as of June 30, 2012: $15,421 (Class C) and $12,282 (Class Y). While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Tax-Exempt Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS HIGH INCOME MUNICIPAL BOND FUND

RS High Income Municipal Bond Fund Commentary

Highlights

•

The tax-exempt bond market delivered positive performance in the first half of 2012. Lower-rated credits generally outperformed higher-rated ones as investors sought higher yields, especially early in the period.

•

RS High Income Municipal Bond Fund (the “Fund”) delivered a solid positive return in the first six months of 2012, while also outperforming the benchmark, the Barclays Municipal Bond Index[1] (the “Index”).

•	The Fund seeks a high level of current income exempt from federal income taxes by investing in a diversified portfolio of high yield municipal obligations.

Market Overview

The markets started out the year on a positive note as optimism over the U.S. economic outlook and hopes for some resolution to the European debt crisis prompted yield-hungry investors to embrace risk. As a result, credit sensitive securities outperformed the broader fixed income market in the first quarter. Investor optimism appeared to fade in the second quarter, however, as political and economic uncertainty in Europe and signs of weaker economic growth in the U.S. prompted investors to once again seek safety in the Treasury market. As a result, the yield on the 10-year Treasury hit a record low of 1.44% in early June. Despite renewed investor uncertainty in the second quarter, bonds and more credit sensitive areas of the market posted positive returns for the six-month period, due in part to solid gains in the first quarter.

The municipal debt market experienced more than $190 billion in new issuance in the first half of 2012, an increase of more than 60% from the first half of 2011. Refundings played a large role in this new issuance.

Despite a robust overall market, credit quality remained a concern for some municipal bond issuers. As of June 26, issuers of approximately $48.7 billion in municipal bonds had notified investors of some credit impairment. These problems were concentrated among smaller, non-essential projects from economically challenged areas and they tended to have cash flows that are not supported by taxes.

Fund Performance Overview

The Fund (Class A Shares) returned 6.56% for the six months ending June 30, 2012, well outperforming a 3.66% return by the Index.

The Fund typically holds significantly fewer issues than does the Index. The Fund generally has exposure to about 125 issues, compared with more than 45,000 in the Index. The Fund does not attempt to replicate the Index, and it may contain securities that are not in the Index.

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RS HIGH INCOME MUNICIPAL BOND FUND

The Fund’s performance relative to the Index was aided by its focus on higher quality issues, as well as by its overall credit selection and sector positioning. Our overweight in Baa-rated bonds was the largest contributor to relative performance. We also benefitted from our overweight positioning in the industrial, transportation and healthcare sectors. On the other hand, the Fund’s underweight exposures to state and local general obligations and special tax issues modestly detracted from relative performance.

The Fund’s higher-rated focus is not the result of a simple reliance on ratings or insurance. Rather, we base our assessments on our view of the fundamentals of each issuer. Within the broad opportunities open to a national high yield municipal bond fund, we seek to identify issuers in the high yield sector that we believe offer value. By carefully monitoring our investments and doing thorough research, we believe that we have generally avoided the credit problems that have affected some municipal issues. We also seek to avoid large concentrations in any single issuer, industry, credit sector, or state, and we normally seek to avoid investing in local government debt that depends on appropriations. Nonetheless, at times we may invest in such debt if it is issued by states such as New Jersey or California that we believe have long histories of governmental support.

While we maintained a low profile in the alternative minimum tax (AMT) sector, we modestly increased the Fund’s exposure when spreads widened, as modest participation allowed us to capitalize on attractive yields without requiring us to accept lower credit quality. The majority of the Fund’s AMT credits were rated A or better.

Outlook

The Federal Reserve has indicated its intention to keep interest rates near zero into 2014, and left open the possibility of additional monetary stimulus should the U.S. economy falter or risks from Europe escalate. Nonetheless, it is our view that the prospects of modest economic growth and federal budget cuts could mean significant uncertainty and continued austerity for state and local governments. Even in this less certain environment, we believe we can identify compelling investment opportunities, and we will keep seeking to maintain a well diversified portfolio of carefully selected municipal bond investments.

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RS HIGH INCOME MUNICIPAL BOND FUND

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2012.

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RS HIGH INCOME MUNICIPAL BOND FUND

Characteristics (unaudited)

Total Net Assets: $264,442,312

Sector Allocation

Bond Quality Allocation[2]

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RS HIGH INCOME MUNICIPAL BOND FUND

Top Ten Holdings[3]

Holding	Coupon	Maturity Date	% of Total Net Assets
Puerto Rico Pub. Bldgs. Auth. Rev. Gtd.	6.000%	7/1/2041	1.85%
Regl. Transn. Dist. CO Private Activity Rev.	6.000%	1/15/2041	1.70%
St. John The Baptist Parish LA Rev.	5.125%	6/1/2037	1.58%
Village Cmnty. Dev. Dist. No. 8 FLA Spl. Assessment Rev.	6.125%	5/1/2040	1.50%
Miami-Dade Cnty. FLA Health Facs. Auth. Hosp. Rev.	6.125%	8/1/2042	1.48%
Colorado Regl. Trans. Dist. Private Activity Rev.	6.000%	1/15/2034	1.46%
Virginia Small Business Fin. Auth. Rev.	6.000%	1/1/2037	1.46%
Tex. Private Activity Bd. Surface Transn. Corp.	7.000%	6/30/2040	1.41%
Dallas-Fort Worth Tex. International Arpt. Fac. Impro. Corp. Rev.	5.000%	11/1/2032	1.24%
New Jersey Economic Dev. Auth. Rev.	5.000%	6/15/2026	1.23%
Total			14.91%

1	The Barclays Municipal Bond Index is generally considered to be representative of the municipal bond market. The Barclays Municipal Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index while there are expenses associated with the Fund. Statistical data for the Index is as of June 30, 2012.
2	Source: Moody’s, Standard and Poor’s, Fitch Investor Service.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated. Also certain securities that the Fund’s management consider short-term investments have been excluded from this presentation.

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RS HIGH INCOME MUNICIPAL BOND FUND

Performance Update (unaudited)

Average Annual Total Returns

	Year-to-Date	1 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	6.56%	13.90%	9.23%
with maximum sales charge	2.58%	9.67%	7.58%
Class C Shares (12/31/09)
without sales charge	6.06%	13.00%	8.65%
with sales charge	5.06%	12.00%	8.65%
Class Y Shares (12/31/09)	6.71%	14.21%	9.38%
Barclays Municipal Bond Index[1]	3.66%	9.90%	6.66%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS High Income Municipal Bond Fund and in the Barclays Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares and Class Y shares would have the following values as of June 30, 2012: $12,302 (Class C) and $12,509 (Class Y). While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS FLOATING RATE FUND

RS Floating Rate Fund Commentary

Highlights

•

The leveraged loan market experienced reduced volatility in the first six months of 2012 despite renewed investor risk aversion in the second quarter stemming from persistent concerns over economic weakness, high government debt levels, and the debt crisis in Europe.

•

RS Floating Rate Fund (the “Fund”) delivered positive performance for the six-month period ended June 30, 2012, and outperformed its benchmark, the S&P/LSTA U.S. Leveraged Loan Index[1] (the “Index”). The Fund maintained its focus on credit selection and higher quality, remaining underweight in securities rated CCC or lower.

•

The Fund seeks a high level of current income by investing primarily in floating rate loans and other floating rate investments whose interest rates periodically adjust to changes in a base lending rate, such as the London Interbank Offered Rate (LIBOR).

Market Commentary

The leveraged loan market showed renewed stability in the first quarter as optimism over the U.S. economic outlook and hopes for some resolution to the European debt crisis prompted yield-hungry investors to embrace risk. As a result, lower-quality investments generally outperformed the broader loan market. Due in part to heavy refinancing activity, leveraged loan volume picked up substantially in the first quarter, rising to $111 billion, compared with $62 billion in the previous quarter.

Investor optimism appeared to fade in the second quarter, however, as the crisis in Europe and signs of weaker economic growth in the U.S. prompted investors to once again seek quality over yield. As investors sold riskier investments, the 10-year Treasury yield hit a record low of 1.44% in early June. Sales of riskier investments by anxious investors contributed to falling loan prices and widening spreads, which dampened opportunistic borrowing by companies for purposes such as paying dividends or refinancing debt. Loan volumes slowed to $86 billion in the second quarter, with lending focused on merger and acquisition (M&A) activity. M&A-related lending rose to $34 billion in the second quarter, up from $27 billion in the first three months of 2012.

Within the leveraged loan market, equity sponsors continued to take advantage of low interest rates to refinance, reprice, and refund bank loans. While these actions resulted in tighter spreads, they also resulted in many loans that had been scheduled to come due before or around 2014 being refinanced or repaid. In our view, this development could keep the default rate extremely low over the near- and medium-terms. As of June 30, 2012, the Standard & Poor’s lagging-twelve-months default rate for bank loans was a low 1.04%.

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RS FLOATING RATE FUND

Fund Performance Overview

The Fund (Class A Shares) returned 5.01% for the six months ended June 30, 2012, while the Index returned 4.54%.

We maintained the Fund’s relatively conservative credit positioning. The Fund’s relative performance benefitted most from sector selection, particularly in bonds rated B and CCC, where we were overweight. Security selection in B-rated loans, where we were overweight, was the largest detractor from relative performance.

Outlook

We anticipate continued market volatility in the second half of 2012 as investors await more clarity on the condition of the global economy and developments in Europe. On a positive note, the Fed has indicated its intention to protect the economy from systemic risks while keeping interest rates near zero into 2014. In this environment, we expect to see a pickup in M&A activity and continued restraint in opportunistic borrowing for purposes such as funding dividends. We also anticipate more purchasing of leveraged loans by issuers of collateralized loan obligations (CLOs). Unlike mutual funds, which may face daily redemptions, CLOs tend to follow a buy-and-hold policy, supported by financing that may be locked in for several years. For this reason, we believe their increased participation could have a stabilizing influence on the loan market.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2012.

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RS FLOATING RATE FUND

Characteristics (unaudited)

Total Net Assets: $1,406,612,366

Sector Allocation

Top Ten Holdings[2]

Holding	Coupon	Maturity Date	% of Total Net Assets
Schaeffler AG	6.000%	1/27/2017	1.42%
Lord & Taylor Holdings LLC	5.750%	1/11/2019	1.42%
The Neiman Marcus Group, Inc.	4.750%	5/16/2018	1.40%
Arch Coal, Inc.	5.750%	5/16/2018	1.39%
Crown Castle International Corp.	4.000%	1/31/2019	1.39%
Telesat LLC	4.250%	3/28/2019	1.37%
The Goodyear Tire & Rubber Co.	4.750%	4/30/2019	1.22%
Del Monte Foods Co.	4.500%	3/8/2018	1.22%
Frac Tech International LLC	6.250%	5/6/2016	1.13%
Delta Air Lines, Inc.	5.500%	4/20/2017	1.10%
Total			13.06%

1	The S&P/LSTA U.S Leveraged Loan Index is a market-weighted index that tracks the performance of institutional leveraged loans. The Index is not available for direct investment. There are no expenses associated with the Index while there are expenses associated with the Fund. Statistical data for the Index is as of 6/30/2012.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS FLOATING RATE FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	5.01%	3.69%	5.75%
with maximum sales charge	2.61%	1.33%	4.79%
Class C Shares (12/31/09)
without sales charge	4.62%	2.96%	5.27%
with sales charge	3.62%	1.98%	5.27%
Class K Shares (12/31/09)	4.77%	3.15%	5.42%
Class Y Shares (12/31/09)	5.13%	4.06%	5.87%
S&P/LSTA U.S. Leverage Loan Index[1]	4.54%	3.43%	6.44%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS Floating Rate Fund and in the S&P/LSTA U.S. Leveraged Loan Index. The starting point of $9,775 for Class A shares reflects the current maximum sales charge of 2.25%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares, Class K shares and Class Y shares would have the following values as of June 30, 2012: $11,368 (Class C), $11,409 (Class K) and $11,531 (Class Y). While Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS STRATEGIC INCOME FUND

RS Strategic Income Fund Commentary

Highlights

•	Most areas of the fixed income market delivered positive performance in the first half of 2012 despite renewed risk aversion among investors in the second quarter.

•	RS Strategic Income Fund (the “Fund”) delivered a positive return for the six months ended June 30, 2012, and outperformed its benchmark, the Barclays U.S. Aggregate Bond Index[1] (the “Index”).

•	The Fund may invest in fixed income obligations of any kind, including investment-grade, high yield, U.S., and foreign obligations.

Market Overview

The markets started out the year on a positive note as optimism over the U.S. economic outlook and hopes for some resolution to the European debt crisis prompted yield-hungry investors to embrace risk. As a result, credit sensitive securities outperformed the broader fixed income market in the first quarter. Investor optimism appeared to fade in the second quarter, however, as political and economic uncertainty in Europe and signs of weaker economic growth in the U.S. led investors to once again seek safety in the Treasury market. As a result, the yield on the 10-year Treasury bond hit a record low of 1.44% at the start of June. Despite the second quarter rally in the Treasury market, non-Treasury fixed income sectors, including corporate bonds, mortgage-backed securities (MBS), and commercial mortgage-backed securities (CMBS) all outperformed Treasury securities with similar durations over the six-month period.

Fund Performance Overview

The Fund (Class A Shares) returned 4.37% for the six months ended June 30, 2012. The Fund outperformed the Index, which returned 2.37% for the period.

The Fund continued its strategy of overweighting non-Treasury fixed income securities, notably high yield corporate holdings (bonds and bank loans), as well as CMBS investments, that we believed offered the most attractive relative risk-reward profiles. This positioning supported the Fund’s relative performance in the first quarter, but proved detrimental in the second quarter as investors grew more risk averse. For the six-month period as a whole, the Fund’s sector positioning had a positive impact on relative performance. The Fund’s shorter duration also contributed positively to relative performance in the first quarter, but detracted from relative results in the second quarter.

The Fund’s largest allocation was to high yield corporate holdings, which are not included in the Index. As we sought to proactively position the Fund for a more risk-averse environment ahead of the second quarter, we scaled back our exposure to high yield bonds as we increased the overall quality of our holdings. We also continued

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RS STRATEGIC INCOME FUND

to focus on investments with what we believe are solid fundamentals and strong return potential. As of June 30, 2012, the Fund held just under a 25% weighting in high yield corporate holdings, below the level at the start of the year but still well above the Index weighting of zero.

We continued to overweight the non-Agency MBS and CMBS sectors. In the CMBS area, we continued our strategy of owning shorter-duration, seasoned bonds that we believed would provide ample credit support and were, in our view, backed by mortgages underwritten to tougher credit standards. We viewed these securities as less likely to be affected by market volatility related to the debt crisis in Europe. In both the CMBS and non-agency MBS markets, the challenge has been to find sufficient assets that meet our investment criteria.

Our efforts to mitigate risk led us to increase our exposure to U.S. government-related securities, specifically to Agency MBS. We believed the Agency MBS sector offered some downside risk protection given our view that the Federal Reserve was likely to buy more securities, particularly mortgages, if economic or market conditions deteriorated. We increased our weighting in Agency MBS to over 11% as of June 30, 2012, which was still well below the Index allocation of about 30%.

While the Fund held no euro-denominated or European sovereign bonds, we closely monitored the situation in Europe. Early in the first quarter, we sought to proactively reduce overall portfolio risk, and we reexamined our holdings for potential European exposure. We believe these steps helped to insulate the Fund when the European crisis rattled financial markets in May. The Fund’s non-U.S. dollar bond positions added slightly to relative performance over the six-month period. We reduced our non-U.S. dollar holdings to about 8% of the portfolio as of June 30, 2012, the lowest level since the Fund’s inception.

Outlook

We anticipate continued market volatility in the second half of 2012 as investors await more clarity on the condition of the global economy and developments in Europe. On a positive note, we find valuations attractive in multiple sectors, while at the same time we believe inflation is subdued, and the Fed has indicated its intention to protect the economy from systemic risks while keeping interest rates near zero into 2014. We plan to continue focusing our risk-taking in areas where we believe the fundamentals, structure, and potential returns may offer adequate compensation. We believe that our disciplined investment process will help us find appropriate investment opportunities for the Fund through different economic cycles.

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RS STRATEGIC INCOME FUND

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2012.

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RS STRATEGIC INCOME FUND

Characteristics (unaudited)

Total Net Assets: $100,815,341

Sector Allocation

Bond Quality Allocation[2]

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RS STRATEGIC INCOME FUND

Top Ten Holdings[3]

Holding	Coupon	Maturity Date	% of Total Net Assets
FNMA Mortgage Pass-Through	4.000%	12/1/2042	3.80%
U.S. Treasury Bond	3.125%	11/15/2041	3.11%
U.S. Treasury Note	1.375%	12/31/2018	1.88%
FNMA Mortgage Pass-Through	4.500%	6/1/2041	1.60%
FNMA Mortgage Pass-Through	3.500%	6/1/2042	1.57%
FNMA Mortgage Pass-Through	3.500%	12/1/2042	1.56%
Mexican Bonos	7.250%	12/15/2016	1.42%
FNMA Mortgage Pass-Through	3.000%	12/1/2042	1.42%
United Technologies Corp.	3.100%	6/1/2022	1.04%
Kraft Foods Group, Inc.	3.500%	6/6/2022	1.02%
Total			18.42%

1	The Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index while there are expenses associated with the Fund. Statistical data for the Index is as of 6/30/2012.
2	Source: Moody’s, Standard and Poor’s, Fitch Investor Services.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated. Also, certain securities that the Fund’s management consider short-term have been excluded from this presentation.

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RS STRATEGIC INCOME FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	4.37%	7.06%	7.62%
with maximum sales charge	0.46%	3.07%	5.97%
Class C Shares (12/31/09)
without sales charge	3.95%	6.08%	7.14%
with sales charge	2.95%	5.08%	7.14%
Class K Shares (12/31/09)	4.13%	6.56%	7.38%
Class Y Shares (12/31/09)	4.52%	7.22%	7.75%
Barclays U.S Aggregate Bond Index[1]	2.37%	7.47%	6.71%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS Strategic Income Fund and in the Barclays U.S. Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares, Class K shares and Class Y shares would have the following values as of June 30, 2012: $11,878 (Class C), $11,945 (Class K) and $12,050 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

www.RSinvestments.com	39

RS MONEY MARKET FUND

RS Money Market Fund Commentary

Highlights

•

Financial markets remained volatile as investor optimism over the prospect of improvement in the U.S. economy gave way to renewed recession fears and concerns about the deepening debt crisis in Europe.

•	RS Money Market Fund (the “Fund”) returned 0.00% for the six month-period ended June 30, 2012, and underperformed its benchmark, the Barclays U.S. Treasury Bellwethers (3 Month) Index[1] (the “Index”).

•	The Fund seeks a high level of current income consistent with liquidity and preservation of capital by normally investing in money market instruments.

Market Overview

The markets started out the year on a positive note as optimism over the U.S. economic outlook and hopes for some resolution to the European debt crisis prompted yield-hungry investors to embrace risk. As a result, credit sensitive securities outperformed the broader fixed income market in the first quarter. Investor optimism appeared to fade in the second quarter, however, as political and economic uncertainty in Europe and signs of weaker economic growth in the U.S. prompted investors to once again seek safety in the Treasury market. As a result, the yield on the 10-year Treasury hit a record low of 1.44% in early June. Against this backdrop, liquidity and funding in money market funds deteriorated as many money managers increased cash positions and shunned commercial paper issues they deemed less creditworthy.

Fund Performance Overview

The Fund (Class A Shares) returned 0.00% for the six months ended June 30, 2012, compared with a 0.04% return by the Index. Guardian Investor Services, LLC voluntarily reimbursed expenses to maintain a minimum yield threshold for the Fund during the period.

The Fund holds the majority of its assets in high grade Tier 1 commercial paper of either financial or industrial issuers. In the first half of 2012, the Fund was overweight in high quality industrial investments. We also began to add high quality insurance and finance investments. Additionally, we maintained positions in high grade taxable municipal paper and floating rate taxable municipal bonds due to our belief that they were offering attractive rates. We also increased the Fund’s exposure to U.S. Treasury bills and U.S. Agency repurchase agreements. The Fund did not have any exposure to commercial paper issued by European banks or European certificates of deposit as of June 30, 2012.

Several factors affected the performance of money market funds overall in the first half of 2012. The federal funds rate remained anchored in the range of 0.00% to 0.25%,

40	www.RSinvestments.com

RS MONEY MARKET FUND

reducing available returns. Proceeds from maturing investments were being reinvested at interest rates that were among the lowest ever offered.

As of June 30, 2012, the effective 7-day annualized yield2 for the Fund (Class A Shares) was 0.01%. The effective 7-day annualized yield of Tier One money market funds, as measured by iMoneyNet, Inc. was 0.01%3; iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) is a research firm that tracks money market funds.

Outlook

We anticipate modest U.S. economic growth for the balance of 2012, and we believe that additional Federal Reserve action to try to bolster the economy is a strong possibility. We expect to focus on issuers that we believe can weather the less certain economic environment. We also remain committed to intensive research as we strive to understand evolving economic conditions as well as the fundamentals of each investment we make.

RS Money Market Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2012.

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RS MONEY MARKET FUND

Characteristics (unaudited)

Total Net Assets: $443,712,194

Sector Allocation

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RS MONEY MARKET FUND

Top Ten Holdings[4]

Holding	Discount/ Coupon	Maturity Date	% of Total Net Assets
Connecticut St. Housing Fin. Auth.	0.200%	7/5/2012	3.87%
Massachusetts Mutual Life Insurance Co.	0.160%	7/10/2012	2.93%
Rockwell Collins, Inc.	0.110%	7/3/2012	2.25%
Air Products & Chemicals, Inc.	0.130%	7/5/2012	2.25%
NetJets, Inc.	0.120%	7/6/2012	2.25%
Cargill Global Funding	0.100%	7/9/2012	2.25%
General Electric Capital Corp.	0.040%	7/27/2012	2.25%
L’Oreal U.S.A., Inc.	0.120%	7/12/2012	2.25%
The Walt Disney Co.	0.110%	7/13/2012	2.25%
ConocoPhillips	0.120%	7/13/2012	2.25%
Total			24.80%

Portfolio Statistics
Average Maturity (Days)			38
Current 7-Day Yield[2]
with expense limitation and yield maintenance			0.01%
without expense limitation and yield maintenance			-0.61%
Effective 7-Day Yield[2]
with expense limitation and yield maintenance			0.01%
without expense limitation and yield maintenance			-0.61%

1	The Barclays U.S. Treasury Bellwethers (3 Month) Index is generally considered to be representative of the average yield of three-month Treasury Bills. The Barclays U.S. Treasury Bellwethers (3 Month) Index is an unmanaged index that is not available for direct investment, and there are no expenses associated with the Index while there are expenses associated with the Fund. Statistical data for the Index is as of 6/30/2012.
2	Annualized historical yields for the 7-day period ended June 30, 2012. Effective yield assumes reinvested income. Yields will vary. Figures cited represent yield for Class A shares.
3	Source: iMoneyNet report as of June 30, 2012.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS MONEY MARKET FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (9/13/82)	0.00%	0.02%	0.02%	0.81%	1.43%	4.19%
Class C Shares (8/7/00)
without sales charge	0.00%	0.02%	0.02%	0.59%	1.09%	1.31%
with sales charge	-1.00%	-0.98%	0.02%	0.59%	1.09%	1.31%
Class K Shares (5/15/01)	0.00%	0.01%	0.02%	0.69%	1.22%	1.23%
Barclays U.S. Treasury Bellwethers (3 Month) Index[1]	0.04%	0.07%	0.14%	1.05%	1.90%	4.68%	*

Please refer to the preceding page for the 7-day yield quotation which more closely reflects the current earnings of the RS Money Market Fund than the total return quotations.

*	Since Class A shares inception. Since inception performance for the index is measured from 8/31/1982, the month end prior to the Fund’s commencement of operations.

The table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Cash Management Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% (2.25% for RS Low Duration Bond Fund and RS Floating Rate Fund). Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Based on Actual Return		Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12-6/30/12	Expense Ratio During Period 1/1/12-6/30/12
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,032.10	$4.29	0.85%
	Class C	$1,000.00	$1,028.20	$8.07	1.60%
	Class K	$1,000.00	$1,030.00	$6.31	1.25%
	Class Y	$1,000.00	$1,033.00	$3.34	0.66%
RS Low Duration Bond Fund	Class A	$1,000.00	$1,016.70	$4.01	0.80%
	Class C	$1,000.00	$1,012.90	$7.76	1.55%
	Class K	$1,000.00	$1,014.70	$6.01	1.20%
	Class Y	$1,000.00	$1,017.90	$2.81	0.56%
RS High Yield Fund	Class A	$1,000.00	$1,063.80	$4.52	0.88%
	Class C	$1,000.00	$1,061.40	$8.35	1.63%
	Class K	$1,000.00	$1,063.20	$6.57	1.28%
	Class Y	$1,000.00	$1,064.80	$3.59	0.70%
RS Tax-Exempt Fund	Class A	$1,000.00	$1,036.90	$4.05	0.80%
	Class C	$1,000.00	$1,032.70	$8.09	1.60%
	Class Y	$1,000.00	$1,037.70	$3.24	0.64%

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return (continued)		Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12-6/30/12	Expense Ratio During Period 1/1/12-6/30/12
RS High Income Municipal Bond Fund (formerly known as RS High Yield Municipal Bond Fund)	Class A	$1,000.00	$1,065.60	$3.39	0.66%
	Class C	$1,000.00	$1,060.60	$7.33	1.43%
	Class Y	$1,000.00	$1,067.10	$2.06	0.40%

RS Floating Rate Fund	Class A	$1,000.00	$1,050.10	$3.67	0.72%
	Class C	$1,000.00	$1,046.20	$7.43	1.46%
	Class K	$1,000.00	$1,047.70	$5.96	1.17%
	Class Y	$1,000.00	$1,051.30	$2.50	0.49%
RS Strategic Income Fund	Class A	$1,000.00	$1,043.70	$3.51	0.69%
	Class C	$1,000.00	$1,039.50	$7.61	1.50%
	Class K	$1,000.00	$1,041.30	$5.74	1.13%
	Class Y	$1,000.00	$1,045.20	$2.14	0.42%
RS Money Market Fund	Class A	$1,000.00	$1,000.00	$0.50	0.10%
	Class C	$1,000.00	$1,000.00	$0.50	0.10%
	Class K	$1,000.00	$1,000.00	$0.50	0.10%
Based on Hypothetical Return (5% Return Before Expenses)
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,020.64	$4.27	0.85%
	Class C	$1,000.00	$1,016.91	$8.02	1.60%
	Class K	$1,000.00	$1,018.65	$6.27	1.25%
	Class Y	$1,000.00	$1,021.58	$3.32	0.66%
RS Low Duration Bond Fund	Class A	$1,000.00	$1,020.89	$4.02	0.80%
	Class C	$1,000.00	$1,017.16	$7.77	1.55%
	Class K	$1,000.00	$1,018.90	$6.02	1.20%
	Class Y	$1,000.00	$1,022.08	$2.82	0.56%
RS High Yield Fund	Class A	$1,000.00	$1,020.49	$4.42	0.88%
	Class C	$1,000.00	$1,016.76	$8.17	1.63%
	Class K	$1,000.00	$1,018.50	$6.42	1.28%
	Class Y	$1,000.00	$1,021.38	$3.52	0.70%
RS Tax-Exempt Fund	Class A	$1,000.00	$1,020.89	$4.02	0.80%
	Class C	$1,000.00	$1,016.91	$8.02	1.60%
	Class Y	$1,000.00	$1,021.68	$3.22	0.64%
RS High Income Municipal Bond Fund (formerly known as RS High Yield Municipal Bond Fund)	Class A	$1,000.00	$1,021.58	$3.32	0.66%
	Class C	$1,000.00	$1,017.75	$7.17	1.43%
	Class Y	$1,000.00	$1,022.87	$2.01	0.40%

RS Floating Rate Fund	Class A	$1,000.00	$1,021.28	$3.62	0.72%
	Class C	$1,000.00	$1,017.60	$7.32	1.46%
	Class K	$1,000.00	$1,019.05	$5.87	1.17%
	Class Y	$1,000.00	$1,022.43	$2.46	0.49%
RS Strategic Income Fund	Class A	$1,000.00	$1,021.43	$3.47	0.69%
	Class C	$1,000.00	$1,017.40	$7.52	1.50%
	Class K	$1,000.00	$1,019.24	$5.67	1.13%
	Class Y	$1,000.00	$1,022.77	$2.11	0.42%
RS Money Market Fund	Class A	$1,000.00	$1,024.37	$0.50	0.10%
	Class C	$1,000.00	$1,024.37	$0.50	0.10%
	Class K	$1,000.00	$1,024.37	$0.50	0.10%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

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Financial Information

Six-Month Period Ended June 30, 2012

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Asset Backed Securities – 8.0%
Ally Master Owner Trust 2012-1 A2 1.44% due 2/15/2017	$2,000,000	$2,011,964
2010-3 A 2.88% due 4/15/2015(1)	1,464,000	1,483,597
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(2)	563,628	525,574
Avis Budget Rental Car Funding AESOP LLC 2012-1A A 2.054% due 8/20/2016(1)	870,000	878,357
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	77,892	78,563
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 5.053% due 8/25/2033(2)	220,093	218,103
Dominos Pizza Master Issuer LLC 2012-1A A2 5.216% due 1/25/2042(1)	1,892,875	1,973,820
GE Capital Credit Card Master Note Trust 2010-3 A 2.21% due 6/15/2016	1,015,000	1,030,698
Harley-Davidson Motorcycle Trust 2011-2 A3 1.11% due 9/15/2016	2,100,000	2,114,235
Hertz Vehicle Financing LLC 2009-2A A1 4.26% due 3/25/2014(1)	1,400,000	1,425,229
Hyundai Auto Receivables Trust 2012-A A4 0.95% due 12/15/2016	800,000	804,360
2009-A A4 3.15% due 3/15/2016	1,150,000	1,174,945
Miramax LLC 2011-1A A 6.25% due 10/20/2021(1)	1,685,714	1,748,541

Volkswagen Auto Lease Trust 2012-A A3 0.87% due 7/20/2015	2,000,000	2,001,190
Total Asset Backed Securities (Cost $17,324,586)		17,469,176

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations – 11.5%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034	$942,350	$979,409
Banc of America Funding Corp. 2004-2 1CB1 5.75% due 9/20/2034	1,355,548	1,430,162
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	126,086	127,627
Citicorp Mortgage Securities, Inc. 2007-8 1A3 6.00% due 9/25/2037	328,747	329,553
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	161,177	161,376
2006-19CB A15 6.00% due 8/25/2036	386,382	285,450
Countrywide Home Loans Trust 2003-50 A1 5.00% due 11/25/2018	541,347	557,697
2003-J7 2A12 5.00% due 8/25/2033	676,689	706,664
2004-5 2A9 5.25% due 5/25/2034	808,396	829,884
2003-11 A31 5.50% due 5/25/2033	850,391	881,645
2002-19 1A1 6.25% due 11/25/2032	256,045	273,066
FHLMC 2663 VQ 5.00% due 6/15/2022	400,000	431,852
1534 Z 5.00% due 6/15/2023	199,367	199,331
3227 PR 5.50% due 9/15/2035(3)	2,300,000	2,517,872
FNMA 2002-77 QG 5.50% due 12/25/2032	1,080,000	1,237,444
2002-52 PB 6.00% due 2/25/2032	81,236	81,552
GNMA 1997-19 PG 6.50% due 12/20/2027(3)	675,116	766,883
GSR Mortgage Loan Trust 2004-10F 6A1 5.00% due 9/25/2034	122,443	127,834
J.P. Morgan Mortgage Trust 2005-A3 11A2 4.485% due 6/25/2035(2)	1,016,000	1,021,182

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
J.P. Morgan Mortgage Trust
2004-S2 1A3 4.75% due 11/25/2019	$639,636	$645,828
Master Adjustable Rate Mortgages Trust 2004-13 3A7 2.656% due 11/21/2034(2)	1,106,000	1,092,172
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	251,491	262,675
2003-7 4A33 5.25% due 9/25/2033(3)	1,187,086	1,249,357
2003-10 3A7 5.50% due 11/25/2033	444,157	466,239
Prime Mortgage Trust 2004-2 A3 5.25% due 11/25/2019	183,976	192,460
2003-3 A9 5.50% due 1/25/2034	949,185	973,715
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	186,874	190,129
Residential Funding Mortgage Securities I 2005-S1 2A1 4.75% due 2/25/2020	421,133	434,344
2005-S3 A1 4.75% due 3/25/2020	904,788	919,077
2006-S3 A7 5.50% due 3/25/2036	484,032	402,631
Structured Asset Securities Corp. 2004-21XS 2A6A 4.74% due 12/25/2034(2)	560,335	567,662
2005-1 4A1 5.00% due 2/25/2020	398,542	407,569
2004-20 7A1 5.25% due 11/25/2034	1,267,221	1,307,306
Wells Fargo Mortgage Backed Securities Trust 2005-2 2A1 4.75% due 4/25/2020(3)	470,715	491,041
2004-2 A1
5.00% due 1/25/2019	292,438	299,202
2006-1 A3 5.00% due 3/25/2021	572,515	578,762
2006-7 1A1 5.25% due 6/25/2021	167,352	170,201
2003-17 1A14 5.25% due 1/25/2034	630,188	649,531
2005-6 A1 5.25% due 8/25/2035	225,866	226,369

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Wells Fargo Mortgage Backed Securities Trust
2004-6 A4 5.50% due 6/25/2034	$283,545	$299,946
2007-13 A7 6.00% due 9/25/2037	470,528	429,488
Total Collateralized Mortgage Obligations (Cost $24,766,573)		25,202,187

	Principal Amount	Value
Senior Secured Loans – 1.4%
Consumer Cyclical Services – 0.2%
Weight Watchers International, Inc. Term Loan F 3.75% due 3/15/2019(2)	500,000	488,180

		488,180
Healthcare – 0.1%
IMS Health, Inc. New Term Loan B 4.50% due 8/25/2017(2)	244,379	242,649

		242,649
Metals And Mining – 0.2%
Novelis, Inc. Term Loan 4.00% due 3/10/2017(2)	394,000	385,793

		385,793
Pharmaceuticals – 0.9%
Grifols, Inc. New Term Loan B 4.50% due 6/1/2017(2)	494,281	488,898
RPI Finance Trust Term Loan Tranche 1 3.75% due 11/9/2016(2)	1,482,615	1,465,476

		1,954,374
Total Senior Secured Loans (Cost $3,111,751)		3,070,996

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 16.3%
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(1)(3)	1,990,000	2,111,012

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Banc of America Commercial Mortgage, Inc. 2005-6 A4 5.366% due 9/10/2047(2)(3)	$1,600,000	$1,788,986
2006-2 A4 5.919% due 5/10/2045(2)	927,000	1,056,847
Bear Stearns Commercial Mortgage Securities 2003-T10 A2 4.74% due 3/13/2040(3)	1,397,001	1,421,798
2005-PW10 A4 5.405% due 12/11/2040(2)	1,300,000	1,452,694
2005-PW10 AM 5.449% due 12/11/2040(2)(3)	610,000	637,258
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(1)(2)	518,306	527,921
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049(3)	1,351,000	1,537,203
Crown Castle Towers LLC Sr. Sec. Nt. 6.113% due 1/15/2040(1)(3)	1,500,000	1,736,424
CS First Boston Mortgage Securities Corp. 2005-C5 AM 5.10% due 8/15/2038(2)	335,000	363,041
DBUBS Mortgage Trust 2011-LC3A A2 3.642% due 8/10/2044	2,100,000	2,263,628
GE Capital Commercial Mortgage Corp. 2003-C2 A4 5.145% due 7/10/2037	707,877	727,088
GMAC Commercial Mortgage Securities, Inc. 2006-C1 AM 5.29% due 11/10/2045(2)	572,000	581,966
Greenwich Capital Commercial Funding Corp. 2003-C2 A4 4.915% due 1/5/2036	1,100,000	1,136,986
2004-GG1 A7 5.317% due 6/10/2036(2)	1,052,000	1,114,931
GS Mortgage Securities Corp. II 2012-GCJ7 A4 3.377% due 5/10/2045	2,100,000	2,144,717
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2011-PLSD A2 3.364% due 11/13/2044(1)	1,550,000	1,649,732
2004-C3 A5 4.878% due 1/15/2042	1,600,000	1,704,720

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
J.P. Morgan Chase Commercial Mortgage Securities Corp.
2005-LDP3 A4 4.936% due 8/15/2042(2)	$1,000,000	$1,100,937
2005-LDP5 A4 5.20% due 12/15/2044(2)	1,290,000	1,443,149
Merrill Lynch Mortgage Trust 2005-CKI1 A6 5.39% due 11/12/2037(2)(3)	1,750,000	1,951,413
Morgan Stanley Capital I 2005-IQ10 A4A 5.23% due 9/15/2042(2)	1,800,000	1,988,230
2005-HQ7 AAB 5.346% due 11/14/2042(2)(3)	988,500	993,266
NCUA Guaranteed Notes 2010-C1 A2 2.90% due 10/29/2020	560,000	597,100
Salomon Brothers Mortgage Securities VII, Inc. 1999-C1 G 7.271% due 5/18/2032(1)(2)	838,970	867,312
SBA Tower Trust 4.254% due 4/15/2015(1)(3)	1,660,000	1,736,059
Wachovia Bank Commercial Mortgage Trust 2004-C10 A4 4.748% due 2/15/2041	485,612	509,409
2005-C18 A4 4.935% due 4/15/2042	705,000	769,827
Total Commercial Mortgage-Backed Securities (Cost $34,470,159)		35,913,654

	Principal Amount	Value
Corporate Bonds – 26.4%
Aerospace & Defense – 0.1%
Northrop Grumman Space 7.75% due 6/1/2029	150,000	202,161

		202,161
Automotive – 0.8%
Banque PSA Finance Sr. Nt. 5.75% due 4/4/2021(1)	250,000	229,752
BorgWarner, Inc. Sr. Nt. 4.625% due 9/15/2020	500,000	544,582

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Automotive (continued)
Ford Motor Credit Co. LLC Sr. Nt. 8.00% due 6/1/2014	$650,000	$721,042
RCI Banque SA Sr. Nt. 4.60% due 4/12/2016(1)	350,000	348,530

		1,843,906
Banking – 4.1%
Bank of America Corp. Sr. Nt. 5.70% due 1/24/2022	600,000	660,776
7.375% due 5/15/2014	400,000	430,174
Citigroup, Inc. Sr. Nt. 6.125% due 11/21/2017	350,000	387,773
City National Corp. Sr. Nt. 5.125% due 2/15/2013	150,000	152,901
Credit Suisse/New York NY Sr. Nt. 3.50% due 3/23/2015	250,000	259,163
5.30% due 8/13/2019	350,000	393,768
Discover Bank Sub. Nt. 7.00% due 4/15/2020	400,000	465,548
Fifth Third Capital Trust IV 6.50% due 4/15/2037(2)	350,000	347,812
HSBC USA, Inc. Sub. Nt. 4.625% due 4/1/2014	200,000	208,482
Huntington BancShares, Inc. Sub. Nt. 7.00% due 12/15/2020	400,000	468,370
JPMorgan Chase Bank N.A. Sub. Nt. 6.00% due 10/1/2017	650,000	727,754
Lloyds TSB Bank PLC 5.80% due 1/13/2020(1)	350,000	374,154
Merrill Lynch & Co., Inc. Sr. Nt. Ser. C 6.05% due 8/15/2012	250,000	251,375
Morgan Stanley Sr. Nt. 5.95% due 12/28/2017	325,000	333,827
Northern Trust Corp. Sr. Nt. 3.375% due 8/23/2021	400,000	429,768

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Banking (continued)
PNC Bank N.A. Sub. Nt. 6.875% due 4/1/2018	$200,000	$238,578
Regions Financial Corp. Sr. Nt. 4.875% due 4/26/2013	500,000	507,500
The Bank of New York Mellon Corp. Sr. Nt. 3.55% due 9/23/2021	500,000	531,688
The Bear Stearns Cos. LLC Sub. Nt. 5.55% due 1/22/2017	200,000	215,864
The Goldman Sachs Group, Inc. Sr. Nt. 5.125% due 1/15/2015	400,000	417,620
Sub. Nt. 5.625% due 1/15/2017	80,000	83,912
UBS AG Stamford CT Nt. 4.875% due 8/4/2020	400,000	427,369
USB Realty Corp. Jr. Sub. Nt. 1.614% due 1/15/2017(1)(2)(4)	250,000	185,723
Wells Fargo Bank N.A. Sub. Nt. 5.75% due 5/16/2016	550,000	622,126

		9,122,025
Brokerage – 0.6%
BlackRock, Inc. Sr. Nt. 4.25% due 5/24/2021	625,000	683,486
Raymond James Financial Sr. Nt. 4.25% due 4/15/2016	300,000	311,962
The Charles Schwab Corp. Sr. Nt. 4.95% due 6/1/2014	300,000	321,741

		1,317,189
Building Materials – 0.4%
CRH America, Inc. 6.00% due 9/30/2016	350,000	383,125
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	400,000	400,300

		783,425

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Chemicals – 0.7%
Celanese US Holdings LLC 5.875% due 6/15/2021	$200,000	$214,500
Ecolab, Inc. Sr. Nt. 5.50% due 12/8/2041	400,000	479,918
FMC Corp. Sr. Nt. 5.20% due 12/15/2019	100,000	112,448
Lubrizol Corp. 8.875% due 2/1/2019	200,000	273,044
LyondellBasell Industries NV Sr. Nt. 5.00% due 4/15/2019(1)	500,000	524,375

		1,604,285
Construction Machinery – 0.2%
Joy Global, Inc. 6.00% due 11/15/2016	300,000	342,838

		342,838
Diversified Manufacturing – 0.7%
ABB Finance USA, Inc. 2.875% due 5/8/2022	500,000	505,778
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(1)	200,000	248,569
Textron, Inc. Sr. Nt. 6.20% due 3/15/2015	400,000	439,589
United Technologies Corp. Sr. Nt. 4.50% due 6/1/2042	400,000	439,362

		1,633,298
Electric – 1.1%
Alabama Power Co. Sr. Nt. 5.65% due 3/15/2035	300,000	319,202
Duquesne Light Holdings, Inc. Sr. Nt. 5.50% due 8/15/2015	300,000	317,493
Florida Power & Light Co. 4.95% due 6/1/2035	200,000	234,727
Nevada Power Co. 6.65% due 4/1/2036	250,000	336,522
PPL Electric Utilities Corp. 6.25% due 5/15/2039	400,000	550,858
San Diego Gas & Electric Co. 3.00% due 8/15/2021	350,000	369,735

58	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Electric (continued)
Virginia Electric and Power Co. Sr. Nt. 8.875% due 11/15/2038	$200,000	$333,947

		2,462,484
Energy - Integrated – 0.7%
BP Capital Markets PLC 4.50% due 10/1/2020	475,000	534,772
Hess Corp. Sr. Nt. 5.60% due 2/15/2041	500,000	530,582
Suncor Energy, Inc. Sr. Nt. 6.50% due 6/15/2038	300,000	357,265
Tosco Corp. Sr. Nt. 8.125% due 2/15/2030	125,000	187,516

		1,610,135
Entertainment – 0.5%
Time Warner, Inc. 4.00% due 1/15/2022	400,000	423,064
7.57% due 2/1/2024	350,000	451,607
Viacom, Inc. Sr. Nt. 6.875% due 4/30/2036	100,000	129,474

		1,004,145
Food And Beverage – 0.7%
Beam, Inc. Sr. Nt. 1.875% due 5/15/2017	500,000	502,409
Kraft Foods, Inc. Sr. Nt. 6.50% due 2/9/2040	125,000	160,574
Mead Johnson Nutrition Co. Sr. Nt. 4.90% due 11/1/2019	300,000	341,223
Pernod-Ricard S.A. Sr. Nt. 5.75% due 4/7/2021(1)	500,000	564,458

		1,568,664
Gaming – 0.1%
Seminole Tribe of Fla Sr. Sec. Nt. 5.798% due 10/1/2013(1)	205,000	210,355

		210,355

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	59

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Government Related – 0.7%
Korea Electric Power Corp. Sr. Nt. 5.50% due 7/21/2014(1)	$250,000	$266,076
Pemex Project Funding Master Trust 5.75% due 3/1/2018	175,000	197,750
Petrobras International Finance Co. 5.875% due 3/1/2018	400,000	443,384
RAS Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 6.75% due 9/30/2019(1)	550,000	658,512

		1,565,722
Health Insurance – 0.2%
UnitedHealth Group, Inc. Sr. Nt. 6.50% due 6/15/2037	125,000	165,728
WellPoint, Inc. Sr. Nt. 4.35% due 8/15/2020	150,000	164,933

		330,661
Healthcare – 0.6%
Bio-Rad Laboratories, Inc. Sr. Nt. 4.875% due 12/15/2020	200,000	209,800
Fresenius Medical Care US Finance, Inc. 6.875% due 7/15/2017	300,000	333,375
Hospira, Inc. Sr. Nt. 6.05% due 3/30/2017	400,000	451,189
McKesson Corp. Sr. Nt. 7.50% due 2/15/2019	200,000	257,201

		1,251,565
Independent Energy – 0.7%
Canadian Natural Resources Ltd. Sr. Nt. 6.25% due 3/15/2038	150,000	183,766
Dolphin Energy Ltd. Sr. Sec. Nt. 5.888% due 6/15/2019(1)	600,300	657,328
Nexen, Inc. Sr. Nt. 6.20% due 7/30/2019	225,000	260,612
Whiting Petroleum Corp. 6.50% due 10/1/2018	400,000	426,000

		1,527,706

60	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Industrial - Other – 0.4%
Princeton University Sr. Nt. 5.70% due 3/1/2039	$300,000	$419,655
URS Corp. Sr. Nt. 5.00% due 4/1/2022(1)	500,000	493,883

		913,538
Insurance - Life – 1.0%
American International Group, Inc. Sr. Nt. 5.85% due 1/16/2018	250,000	276,381
MetLife, Inc. Jr. Sub. Nt. 6.40% due 12/15/2036	125,000	122,534
New York Life Insurance Co. Sub. Nt. 6.75% due 11/15/2039(1)	300,000	396,545
Prudential Financial, Inc. Sr. Nt. 7.375% due 6/15/2019	300,000	366,144
Symetra Financial Corp. Sr. Nt. 6.125% due 4/1/2016(1)	300,000	306,726
Teachers Insurance & Annuity Association of America Sub. Nt. 6.85% due 12/16/2039(1)	300,000	387,379
UnumProvident Finance Co. 6.85% due 11/15/2015(1)	300,000	335,083

		2,190,792
Insurance P&C – 0.6%
Ace INA Holdings, Inc. 5.80% due 3/15/2018	200,000	240,455
Allied World Assurance Co. Hldgs. Ltd. 7.50% due 8/1/2016	335,000	386,245
Berkshire Hathaway Finance Corp. 5.75% due 1/15/2040	400,000	485,175
ZFS Finance USA Trust II Jr. Sub. Nt. 6.45% due 12/15/2065(1)(2)	300,000	300,000

		1,411,875
Media Cable – 0.9%
Comcast Corp. 6.45% due 3/15/2037	250,000	304,024
6.50% due 1/15/2017	250,000	297,618

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	61

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Media Cable (continued)
DirecTV Holdings LLC 3.80% due 3/15/2022	$450,000	$455,082
Time Warner Cable, Inc. 5.85% due 5/1/2017	550,000	646,281
Virgin Media Secured Finance PLC Sr. Sec. Nt. 6.50% due 1/15/2018	300,000	326,250

		2,029,255
Media Noncable – 0.4%
Scholastic Corp. Sr. Nt. 5.00% due 4/15/2013	300,000	303,750
The Interpublic Group of Companies, Inc. Sr. Nt. 4.00% due 3/15/2022	500,000	507,613

		811,363
Metals And Mining – 1.0%
Allegheny Technologies, Inc. Sr. Nt. 9.375% due 6/1/2019	400,000	509,006
Cliffs Natural Resources, Inc. Sr. Nt. 5.90% due 3/15/2020	400,000	422,466
FMG Resources August 2006 6.375% due 2/1/2016(1)	500,000	506,250
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 3.55% due 3/1/2022	150,000	147,582
Steel Dynamics, Inc. 6.75% due 4/1/2015	500,000	507,500
Vale Overseas Ltd. 6.25% due 1/23/2017	100,000	113,729

		2,206,533
Non Captive Consumer – 0.5%
HSBC Finance Corp. Sr. Nt. 6.375% due 11/27/2012	300,000	306,348
SLM Corp. Sr. Nt. 6.25% due 1/25/2016	300,000	315,000
7.25% due 1/25/2022	400,000	423,000

		1,044,348

62	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Non Captive Diversified – 0.8%
Ally Financial, Inc. 4.50% due 2/11/2014	$350,000	$354,813
CIT Group, Inc. Sr. Nt. 4.75% due 2/15/2015(1)	200,000	204,750
General Electric Capital Corp. Sr. Nt. 5.625% due 5/1/2018	450,000	517,293
6.75% due 3/15/2032	200,000	247,637
KKR Group Finance Co. 6.375% due 9/29/2020(1)	400,000	433,622

		1,758,115
Oil Field Services – 0.3%
Transocean, Inc. 6.00% due 3/15/2018	200,000	223,401
Weatherford Bermuda 5.15% due 3/15/2013	200,000	205,406
6.50% due 8/1/2036	250,000	271,615

		700,422
Packaging – 0.7%
Ball Corp. 5.00% due 3/15/2022	900,000	936,000
Silgan Holdings, Inc. Sr. Nt. 5.00% due 4/1/2020(1)	500,000	511,250

		1,447,250
Paper – 0.5%
Georgia-Pacific LLC 5.40% due 11/1/2020(1)	250,000	290,092
Rock-Tenn Co. 4.90% due 3/1/2022(1)	800,000	824,152

		1,114,244
Pharmaceuticals – 0.8%
Abbott Laboratories Sr. Nt. 5.125% due 4/1/2019	300,000	357,362
Gilead Sciences, Inc. Sr. Nt. 4.40% due 12/1/2021	600,000	662,267
Pfizer, Inc. Sr. Nt. 6.20% due 3/15/2019	300,000	376,005
Teva Pharmaceutical Finance IV BV 3.65% due 11/10/2021	400,000	420,711

		1,816,345

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	63

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Pipelines – 0.8%
Boardwalk Pipelines LLC 5.75% due 9/15/2019	$400,000	$439,167
El Paso Pipeline Partners Operating Co. LLC 5.00% due 10/1/2021	400,000	432,771
Energy Transfer Partners LP Sr. Nt. 8.50% due 4/15/2014	250,000	276,760
Enterprise Products Operating LLC 8.375% due 8/1/2066(2)	100,000	108,375
Williams Partners LP Sr. Nt. 5.25% due 3/15/2020	350,000	393,245

		1,650,318
Railroads – 0.2%
CSX Corp. Sr. Nt. 4.75% due 5/30/2042	400,000	412,421

		412,421
Refining – 0.4%
Motiva Enterprises LLC Nt. 5.75% due 1/15/2020(1)	300,000	350,595
Phillips 66 4.30% due 4/1/2022(1)	400,000	420,787
Valero Energy Corp. 9.375% due 3/15/2019	150,000	197,134

		968,516
REITs – 1.3%
CommonWealth REIT Sr. Nt. 5.875% due 9/15/2020	300,000	310,513
DDR Corp. Sr. Nt. 4.75% due 4/15/2018	1,000,000	1,037,195
Equity One, Inc. 6.25% due 12/15/2014	300,000	321,299
ProLogis LP 6.875% due 3/15/2020	400,000	478,417
Simon Property Group LP Sr. Nt. 4.125% due 12/1/2021	400,000	426,154
WEA FIN LLC/WCI FIN LLC 5.40% due 10/1/2012(1)	350,000	353,477

		2,927,055

64	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Retailers – 0.6%
QVC, Inc. Sr. Sec. Nt. 5.125% due 7/2/2022(1)	$900,000	$918,697
Target Corp. Sr. Nt. 4.00% due 7/1/2042	400,000	394,010

		1,312,707
Technology – 0.6%
Hewlett-Packard Co. Sr. Nt. 4.05% due 9/15/2022	500,000	503,720
KLA-Tencor Corp. Sr. Nt. 6.90% due 5/1/2018	500,000	597,210
National Semiconductor Corp. Sr. Nt. 6.60% due 6/15/2017	250,000	309,046

		1,409,976
Wireless – 0.6%
America Movil S.A.B. de C.V. 5.00% due 10/16/2019	500,000	567,394
American Tower Corp. Sr. Nt. 4.625% due 4/1/2015	400,000	423,399
Cellco Partnership Sr. Nt. 5.55% due 2/1/2014	150,000	160,580
Vodafone Group PLC Sr. Nt. 6.15% due 2/27/2037	100,000	127,813

		1,279,186
Wirelines – 1.1%
AT&T, Inc. Sr. Nt. 6.30% due 1/15/2038	300,000	373,677
Deutsche Telekom International Finance BV 8.75% due 6/15/2030	250,000	347,008
France Telecom S.A. Sr. Nt. 8.50% due 3/1/2031	115,000	161,395
Qwest Communications International, Inc. 7.125% due 4/1/2018	500,000	527,500
Telecom Italia Capital 5.25% due 10/1/2015	150,000	148,500
Telecom Italia Capital SA 5.25% due 11/15/2013	300,000	300,750

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	65

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Wirelines (continued)
Verizon Communications, Inc. Sr. Nt. 6.40% due 2/15/2038	$350,000	$454,500

		2,313,330
Total Corporate Bonds (Cost $52,858,670)		58,098,153

	Principal Amount	Value
Hybrid ARMS – 0.2%
FNMA 2.44% due 8/1/2046(2)	76,254	80,483
2.551% due 12/1/2036(2)(3)	220,306	234,577
Total Hybrid ARMS (Cost $298,293)		315,060

	Principal Amount	Value
Mortgage Pass-Through Securities – 16.1%
FHLMC 4.00% due 12/1/2040	4,682,170	4,975,034
5.50% due 6/1/2038	554,757	603,128
7.00% due 9/1/2038	108,056	125,355
FNMA 3.00% due 12/1/2042(5)	1,100,000	1,128,016
3.50% due 6/1/2042	3,953,000	4,169,073
3.50% due 12/1/2042(5)	600,000	630,656
4.00% due 9/1/2040	4,364,852	4,650,193
4.00% due 12/1/2042(5)	6,700,000	7,130,266
4.50% due 6/1/2041	2,800,000	3,018,765
5.00% due 12/1/2034 - 12/1/2039	5,127,043	5,550,796
5.50% due 4/1/2022(3)	117,149	128,109
5.50% due 1/1/2038	2,445,626	2,668,802
6.00% due 8/1/2021	183,349	201,701
6.50% due 1/1/2013 - 7/1/2014	23,741	24,389
7.00% due 12/1/2012 - 6/1/2032	121,377	141,093
7.50% due 12/1/2029 - 2/1/2031	115,388	140,012
8.00% due 6/1/2030 - 9/1/2030	56,862	70,288
GNMA 6.00% due 12/15/2033	87,129	98,871
Total Mortgage Pass-Through Securities (Cost $34,545,020)		35,454,547

66	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Municipal Bonds – 1.8%
Arizona Wtr. Infrastructure Fin. Auth. Rev. Wtr. Quality Ser. A 5.00% due 10/1/2027	$300,000	$347,193
California St. G.O. 5.25% due 4/1/2014	200,000	214,362
Chicago Illinois Metropolitan Wtr. Reclamation Dist. Greater Chicago G.O. Build America Bonds Taxable Direct Payment 5.72% due 12/1/2038	400,000	505,088
Illinois St. G.O. 4.511% due 3/1/2015	300,000	317,781
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Build America Bonds Ser. A 6.184% due 1/1/2034	300,000	372,039
Massachusetts Bay Transn. Auth. Rev. Ser. A 5.25% due 7/1/2034	600,000	691,248
Massachusetts St. Health & Ed. Facs. Auth. Rev. Harvard Univ. Ser. A 5.50% due 11/15/2036	340,000	409,836
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Rev. Build America Bonds Ser. EE 6.011% due 6/15/2042	300,000	397,188
Oregon Sch. Brd. Association 4.759% due 6/30/2028	200,000	234,356
San Diego Cnty. California Wtr. Auth. Fing. Agcy. Wtr. Rev. Build America Bonds Ser. B 6.138% due 5/1/2049	400,000	529,536
Total Municipal Bonds (Cost $3,404,284)		4,018,627

	Principal Amount	Value
U.S. Government Securities – 14.3%
U.S. Treasury Bonds 3.00% due 5/15/2042	2,750,000	2,880,196
3.125% due 11/15/2041 - 2/15/2042	4,280,000	4,600,644
3.75% due 8/15/2041	475,000	572,821
4.375% due 5/15/2041	2,628,000	3,510,022
U.S. Treasury Notes 0.375% due 3/15/2015	435,000	434,728
0.625% due 5/31/2017	1,000,000	995,391
0.875% due 2/28/2017 - 4/30/2017	1,715,000	1,728,932
1.00% due 3/31/2017 - 6/30/2019	15,160,000	15,318,496
1.75% due 5/15/2022	1,370,000	1,381,131
Total U.S. Government Securities (Cost $30,233,542)		31,422,361

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	67

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Short-Term Investments – 3.6%
American Transmission Co. 0.17% due 7/9/2012(3)	$2,000,000	$1,999,924
EI DuPont 0.14% due 7/6/2012(3)	2,000,000	1,999,961
Emerson Electric Co. 0.12% due 7/9/2012(3)	2,000,000	1,999,947

Roche Holdings, Inc. 0.11% due 7/12/2012(3)	2,000,000	1,999,933
Total Short-Term Investments (Cost $7,999,765)		7,999,765

	Principal Amount	Value
Repurchase Agreements – 5.4%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $11,900,010, due 7/2/2012(6)	11,900,000	11,900,000
Total Repurchase Agreements (Cost $11,900,000)		11,900,000
Total Investments - 105.0% (Cost $220,912,643)		230,864,526
Other Liabilities, Net - (5.0)%		(11,014,317)
Total Net Assets - 100.0%		$219,850,209

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2012, the aggregate market value of these securities amounted to $27,439,124, representing 12.5% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at June 30, 2012.
(3)	Securities are segregated to cover to be announced securities, TBA.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.
(5)	TBA – To be announced.
(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLB	0.32%	12/11/2013	$12,142,207

68	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$17,469,176	$—	$17,469,176

Collateralized Mortgage Obligations	—	25,202,187	—	25,202,187

Senior Secured Loans	—	3,070,996	—	3,070,996

Commercial Mortgage-Backed Securities	—	35,913,654	—	35,913,654

Corporate Bonds	—	58,098,153	—	58,098,153

Hybrid ARMS	—	315,060	—	315,060

Mortgage Pass-Through Securities	—	35,454,547	—	35,454,547

Municipal Bonds	—	4,018,627	—	4,018,627

U.S. Government Securities	—	31,422,361	—	31,422,361

Short-Term Investments	—	7,999,765	—	7,999,765

Repurchase Agreements	—	11,900,000	—	11,900,000

Total	$—	$230,864,526	$—	$230,864,526

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	69

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Asset Backed Securities – 12.9%
Ally Auto Receivables Trust 2010-4 A3 0.91% due 11/17/2014	$3,036,397	$3,043,637
2010-3 A3 1.11% due 10/15/2014	5,039,772	5,055,841
Ally Master Owner Trust 2012-1 A2 1.44% due 2/15/2017	3,900,000	3,923,331
2011-1 A2 2.15% due 1/15/2016	7,825,000	7,966,883
2010-3 A 2.88% due 4/15/2015(1)	3,200,000	3,242,835
AmeriCredit Automobile Receivables Trust 2010-3 A3 1.14% due 4/8/2015	3,998,144	4,007,323
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(2)	128,183	119,529
Avis Budget Rental Car Funding AESOP LLC 2012-1A A 2.054% due 8/20/2016(1)	6,475,000	6,537,199
Bank of America Auto Trust 2010-1A A4 2.18% due 2/15/2017(1)	1,550,000	1,568,330
2009-2A A4 3.03% due 10/15/2016(1)	1,836,122	1,853,298
BMW Vehicle Owner Trust 2011-A A3 0.76% due 8/25/2015	7,000,000	7,014,473
Capital One Multi-Asset Execution Trust 2005-A10 A 0.322% due 9/15/2015(2)	2,621,000	2,620,283
2005-A7 A7 4.70% due 6/15/2015	3,830,000	3,850,620
CenterPoint Energy Transition Bond Co. LLC 2001-1 A4 5.63% due 9/15/2015	243,598	252,617
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	195,843	197,530
Citibank Credit Card Issuance Trust 2003-A10 A10 4.75% due 12/10/2015	4,500,000	4,770,563
2004-A8 A8 4.90% due 12/12/2016	2,698,000	2,972,248

70	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Asset Backed Securities (continued)
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 5.053% due 8/25/2033(2)	$164,952	$163,461
CNH Equipment Trust 2011-B A3 0.91% due 8/15/2016	5,000,000	5,007,073
2009-C A4 3.00% due 8/17/2015(3)	8,032,466	8,128,587
Ford Credit Auto Lease Trust 2011-B A3 1.05% due 10/15/2014	13,000,000	13,070,048
Ford Credit Floorplan Master Owner Trust 2010-3 A2 1.942% due 2/15/2017(1)(2)	6,015,000	6,209,256
GE Capital Credit Card Master Note Trust 2012-1 A 1.03% due 1/15/2018	5,000,000	5,029,688
2010-3 A 2.21% due 6/15/2016	9,100,000	9,240,743
GE Equipment Transportation LLC 2012-1 A3 0.99% due 11/23/2015	6,500,000	6,514,563
Harley-Davidson Motorcycle Trust 2011-2 A3 1.11% due 9/15/2016	1,065,000	1,072,219
2009-2 A4 3.32% due 2/15/2017	5,795,455	5,825,069
Hertz Vehicle Financing LLC 2009-2A A1 4.26% due 3/25/2014(1)	9,585,000	9,757,729
Honda Auto Receivables Owner Trust 2010-3 A4 0.94% due 12/21/2016	6,310,000	6,330,904
Huntington Auto Trust 2011-1A A3 1.01% due 1/15/2016(1)	9,000,000	9,040,243
Hyundai Auto Receivables Trust 2012-A A4 0.95% due 12/15/2016	5,000,000	5,027,251
2009-A A4 3.15% due 3/15/2016	1,890,000	1,930,996
John Deere Owner Trust 2009-B A4 2.33% due 5/16/2016(3)	1,567,963	1,571,271
Mercedes-Benz Auto Lease Trust 2011-B A3 1.07% due 8/15/2014(1)	7,000,000	7,036,521

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	71

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Asset Backed Securities (continued)
Mercedes-Benz Auto Receivables Trust 2009-1 A3 1.67% due 1/15/2014	$483,204	$485,031
Miramax LLC 2011-1A A 6.25% due 10/20/2021(1)	9,271,428	9,616,973
PG&E Energy Recovery Funding LLC 2005-1 A5 4.47% due 12/25/2014	580,000	588,401
Public Service New Hampshire Funding LLC 2001-1 A3 6.48% due 5/1/2015	663,028	678,975
Residential Asset Mortgage Products, Inc. 2002-RS4 AI5 6.163% due 8/25/2032(2)	25,408	15,471
Toyota Auto Receivables Owner Trust 2010-C A4 1.09% due 12/15/2014	3,400,000	3,422,268
USAA Auto Owner Trust 2010-1 A4 2.14% due 9/15/2015	1,500,000	1,518,141
Volkswagen Auto Lease Trust 2012-A A3 0.87% due 7/20/2015	8,200,000	8,204,877
2010-A A4 1.18% due 10/20/2015	4,140,000	4,158,257
Wheels SPV LLC 2012-1 A2 1.19% due 3/20/2021(1)	7,500,000	7,501,904

World Omni Auto Receivables Trust 2010-A A4 2.21% due 5/15/2015	3,530,000	3,580,187
Total Asset Backed Securities (Cost $198,995,149)		199,722,647

	Principal Amount	Value
Collateralized Mortgage Obligations – 8.9%
Banc of America Funding Corp. 2004-2 1CB1 5.75% due 9/20/2034	2,474,566	2,610,776
Banc of America Mortgage Securities, Inc. 2003-J 2A2 2.84% due 11/25/2033(2)	2,529,636	2,445,402

72	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	$397,843	$402,706
2004-3 A5 5.369% due 6/25/2034(2)	1,969,152	1,973,512
Chase Mortgage Finance Corp. 2007-A1 2A1 2.985% due 2/25/2037(2)	4,081,553	4,083,602
2003-S10 A1 4.75% due 11/25/2018	1,774,681	1,831,210
2003-S14 3A1 5.50% due 1/25/2034	47,445	47,357
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	236,400	236,691
Countrywide Home Loans Mortgage Pass-Through Trust 2003-50 A1 5.00% due 11/25/2018	6,138,073	6,323,455
2003-11 A31 5.50% due 5/25/2033	3,745,804	3,883,473
Countrywide Home Loans Trust 2004-9 A1 5.00% due 6/25/2034	1,669,608	1,684,200
CS First Boston Mortgage Securities Corp. 2003-23 2A8 4.50% due 10/25/2018	1,074,000	1,106,961
2003-8 2A1 5.00% due 4/25/2018	920,455	946,238
2004-5 5A1 5.00% due 8/25/2019	1,683,536	1,724,676
2003-27 5A2 5.25% due 1/25/2018	157,656	157,362
2003-11 1A31 5.50% due 6/25/2033	1,508,143	1,552,315
FHLMC 1534 Z 5.00% due 6/15/2023	83,331	83,316
20 H 5.50% due 10/25/2023	43,805	48,303
First Horizon Mortgage Pass-Through Trust 2004-4 2A3 4.50% due 7/25/2019	851,333	864,480
FNMA 2003-63 GU 4.00% due 7/25/2033	1,656	1,684
2002-52 PB 6.00% due 2/25/2032	25,725	25,825

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	73

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
GSR Mortgage Loan Trust 2004-15F 5A1 5.50% due 1/25/2020	$2,573,926	$2,660,119
J.P. Morgan Mortgage Trust 2006-A2 5A1 2.66% due 11/25/2033(2)	4,967,087	4,977,200
2005-A1 5A1 4.433% due 2/25/2035(2)	273,889	275,176
2004-S2 1A3 4.75% due 11/25/2019	1,157,919	1,169,127
2004-S1 1A7 5.00% due 9/25/2034	1,629,129	1,677,114
2005-A1 6T1 5.005% due 2/25/2035(2)	1,649,469	1,650,790
2005-A1 3A1 5.005% due 2/25/2035(2)	5,360,556	5,449,841
Master Adjustable Rate Mortgages Trust 2004-13 2A1 2.634% due 4/21/2034(2)	5,875,831	5,817,649
2004-13 3A7 2.62% due 11/21/2034(2)	6,924,000	6,837,429
Master Asset Securitization Trust 2003-2 2A10 4.50% due 3/25/2018	1,829,821	1,864,981
2003-9 5A2 4.75% due 10/25/2018	8,638,281	8,974,336
2003-5 2A1 5.00% due 6/25/2018	581,989	607,870
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018	1,358,837	1,389,888
Prime Mortgage Trust 2004-2 A2 4.75% due 11/25/2019	1,142,704	1,190,559
2004-2 A3 5.25% due 11/25/2019	645,690	675,468
2003-3 A9 5.50% due 1/25/2034	1,978,542	2,029,674
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	30,996	31,536
Residential Asset Securitization Trust 2003-A2 A1 4.25% due 5/25/2033	1,841,555	1,814,565
Residential Funding Mortgage Securities I, Inc. 2004-S9 2A1 4.75% due 12/25/2019	2,151,527	2,204,513

74	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Residential Funding Mortgage Securities I, Inc.
2005-S1 2A1 4.75% due 2/25/2020	$1,347,410	$1,389,680
2005-S3 A1 4.75% due 3/25/2020	3,294,194	3,346,220
Structured Asset Securities Corp. 2004-21XS 2A6A 4.74% due 12/25/2034(2)	2,616,741	2,650,957
2005-1 4A1 5.00% due 2/25/2020	1,613,928	1,650,484
2003-30 3A1 5.00% due 10/25/2033	86,532	86,407
2003-29 2A1 5.25% due 9/25/2023	3,346,018	3,402,325
2004-3 3A1 5.50% due 3/25/2019	2,266,477	2,347,406
Wells Fargo Mortgage Backed Securities Trust 2004-Z 2A2 2.615% due 12/25/2034(2)	3,849,750	3,804,315
2005-AR12 2A5 2.624% due 6/25/2035(2)	7,426,615	7,337,518
2005-AR12 2A6 2.624% due 6/25/2035(2)	3,957,080	3,886,648
2005-AR10 2A6 2.627% due 6/25/2035(2)	9,244,726	9,231,802
2003-J 2A1 4.43% due 10/25/2033(2)	1,287,935	1,290,947
2003-J 1A9 4.581% due 10/25/2033(2)	4,301,626	4,311,386
2003-N 2A1 4.744% due 12/25/2033(2)	3,370,229	3,378,601
2003-15 1A1 4.75% due 12/25/2018	385,175	399,155
2005-1 1A1
4.75% due 1/25/2020	994,265	1,017,954
2005-2 2A1 4.75% due 4/25/2020	692,227	722,118
2004-O A1 4.91% due 8/25/2034(2)	1,382,488	1,416,799
2004-2 A1 5.00% due 1/25/2019	1,165,658	1,192,619
2006-7 1A1 5.25% due 6/25/2021	529,554	538,571
2003-9 1A4 5.25% due 8/25/2033	1,585,229	1,619,852

Total Collateralized Mortgage Obligations (Cost $137,710,817)		138,353,143

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	75

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Senior Secured Loans – 2.4%
Gaming – 0.3%
Pinnacle Entertainment, Inc. Series A Incremental Term Loan 4.00% due 3/19/2019(2)	$4,500,000	$4,487,355

		4,487,355
Healthcare – 0.0%
IMS Health, Inc. New Term Loan B 4.50% due 8/25/2017(2)	733,137	727,947

		727,947
Non Captive Diversified – 0.1%
Istar Financial, Inc. Term Loan A1 5.00% due 6/28/2013(2)	1,180,919	1,176,703

		1,176,703
Pharmaceuticals – 0.9%
Grifols, Inc. New Term Loan B 4.50% due 6/1/2017(2)	4,734,805	4,683,243
RP Select Finance Trust Term Loan A 2.72% due 8/9/2016(2)	9,672,760	9,648,578

		14,331,821
Real Estate Investment Trust – 0.2%
LNR Property Corp. Term Loan B 4.75% due 4/29/2016(2)	2,700,000	2,681,991

		2,681,991
Refining – 0.1%
Citgo Petroleum Corp. Term Loan C 9.00% due 6/23/2017(2)	2,450,000	2,466,342

		2,466,342
Retailers – 0.5%
BJ’s Wholesale Club, Inc. 1st Lien Term Loan 5.25% due 9/28/2018(2)	2,985,000	2,989,358
Lord & Taylor Holdings LLC Term Loan B 5.75% due 1/11/2019(2)	4,488,750	4,479,413

		7,468,771

76	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Wireless – 0.3%
Crown Castle International Corp. Term Loan B 4.00% due 1/31/2019(2)	$4,477,500	$4,404,741

		4,404,741
Total Senior Secured Loans (Cost $37,780,564)		37,745,671

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 17.3%
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(1)	13,305,000	14,114,077
Banc of America Commercial Mortgage, Inc. 2005-5 A4 5.115% due 10/10/2045(2)	13,864,000	15,464,710
2005-6 A4 5.366% due 9/10/2047(2)	9,100,000	10,174,856
Bear Stearns Commercial Mortgage Securities 2004-PWR3 A4 4.715% due 2/11/2041	2,970,000	3,100,950
2003-T10 A2 4.74% due 3/13/2040	1,875,707	1,909,001
2003-PWR2 A4 5.186% due 5/11/2039(2)	3,838,235	3,945,486
2005-PW10 A4 5.405% due 12/11/2040(2)	11,410,000	12,750,184
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(1)(2)	669,373	681,790
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049	13,115,000	14,922,588
2004-C1 A4 5.36% due 4/15/2040(2)	6,525,000	6,960,361
Citigroup/Deutsche Bank Commercial Mortgage Trust 2005-CD1 A4 5.22% due 7/15/2044(2)	325,000	361,668
Commercial Mortgage Asset Trust 1999-C1 B 7.23% due 1/17/2032(2)	3,265,000	3,439,282
Commercial Mortgage Pass-Through Certificates 2005-LP5 A4 4.982% due 5/10/2043(2)	3,100,000	3,387,882

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	77

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Crown Castle Towers LLC Sr. Sec. Nt. 3.214% due 8/15/2015(1)	$3,650,000	$3,712,068
4.523% due 1/15/2015(1)	1,950,000	2,043,891
CS First Boston Mortgage Securities Corp. 2003-C3 A5 3.936% due 5/15/2038	2,294,591	2,328,801
2004-C2 A2 5.416% due 5/15/2036(2)	10,768,000	11,457,292
1997-C2 F 7.46% due 1/17/2035(2)	2,067,029	2,104,308
First Union-Lehman Brothers-Bank of America 1998-C2 E 6.778% due 11/18/2035	4,016,000	4,124,838
GE Capital Commercial Mortgage Corp. 2004-C1 A3 4.596% due 11/10/2038	5,446,027	5,620,959
2004-C1 B 4.692% due 11/10/2038(2)	2,315,000	2,374,611
2003-C2 A4 5.145% due 7/10/2037	5,247,199	5,389,602
GMAC Commercial Mortgage Securities, Inc. 2003-C2 A2 5.64% due 5/10/2040(2)	2,690,000	2,797,334
Greenwich Capital Commercial Funding Corp. 2005-GG3 A3 4.569% due 8/10/2042	3,827,399	3,873,225
2004-GG1 A7 5.317% due 6/10/2036(2)	7,715,000	8,176,511
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2004-C3 A5 4.878% due 1/15/2042	6,325,000	6,738,971
2005-LDP1 A4 5.038% due 3/15/2046(2)	5,420,000	5,883,762
2003-CB6 A2 5.255% due 7/12/2037(2)	3,450,000	3,567,949
2005-LDP5 A4 5.20% due 12/15/2044(2)	4,890,000	5,470,541
LB Commercial Conduit Mortgage Trust 1998-C1 F 6.30% due 2/18/2030(1)	2,500,000	2,533,773
LB UBS Commercial Mortgage Trust 2003-C7 A4 4.931% due 9/15/2035(2)	5,775,000	5,979,753
2003-C8 A4 5.124% due 11/15/2032(2)	3,515,000	3,663,069

78	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
LB UBS Commercial Mortgage Trust
2006-C1 A4 5.156% due 2/15/2031	$3,920,000	$4,366,755
Merrill Lynch Mortgage Investors Trust 1998-C3 D 6.79% due 12/15/2030(2)	4,500,000	4,699,836
Merrill Lynch Mortgage Trust 2004-BPC1 A5 4.855% due 10/12/2041(2)	6,300,000	6,743,148
2003-KEY1 A4 5.236% due 11/12/2035(2)	5,135,000	5,364,401
2005-LC1 A4 5.291% due 1/12/2044(2)	3,000,000	3,326,871
Morgan Stanley Capital I 2004-HQ3 A4 4.80% due 1/13/2041	8,803,566	9,108,029
2005-HQ5 A4 5.168% due 1/14/2042	4,425,000	4,771,119
2005-IQ10 A4A 5.23% due 9/15/2042(2)	11,555,000	12,763,329
2005-HQ7 AAB 5.346% due 11/14/2042(2)	825,727	829,709
2006-HQ8 A4 5.42% due 3/12/2044(2)	9,500,000	10,585,023
Nomura Asset Securities Corp. 1998-D6 B1 6.00% due 3/15/2030(1)	3,317,000	3,370,991
Salomon Brothers Mortgage Securities VII, Inc. 1999-C1 G 7.271% due 5/18/2032(1)(2)	1,257,955	1,300,452
TIAA CMBS Trust 2001-C1A H 5.77% due 6/19/2033(1)	4,000,000	4,201,448
Wachovia Bank Commercial Mortgage Trust 2003-C8 A3 4.445% due 11/15/2035	3,947,911	3,978,412
2004-C10 A4 4.748% due 2/15/2041	1,635,152	1,715,282
2005-C18 A4 4.935% due 4/15/2042	4,500,000	4,913,788
2003-C8 B 5.03% due 11/15/2035(2)	1,727,000	1,765,894
2004-C11 A5 5.215% due 1/15/2041(2)	4,237,000	4,504,944

Total Commercial Mortgage-Backed Securities (Cost $267,492,915)		267,363,524

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	79

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Corporate Bonds – 35.6%
Aerospace/Defense – 0.3%
BE Aerospace, Inc. Sr. Nt. 8.50% due 7/1/2018	$3,500,000	$3,828,125
L-3 Communications Corp. Ser. B 6.375% due 10/15/2015	1,487,000	1,519,528

		5,347,653
Automotive – 1.5%
Banque PSA Finance Sr. Nt. 3.375% due 4/4/2014(1)	3,000,000	2,994,450
Daimler Finance North America LLC 1.875% due 9/15/2014(1)	4,000,000	4,021,348
Ford Motor Credit Co. LLC Sr. Nt. 2.75% due 5/15/2015	3,500,000	3,528,399
7.00% due 10/1/2013	1,500,000	1,600,533
7.50% due 8/1/2012	3,000,000	3,011,829
RCI Banque S.A. Sr. Nt. 3.40% due 4/11/2014(1)	3,000,000	2,993,979
Volkswagen International Finance NV 1.625% due 3/22/2015(1)	4,500,000	4,515,588

		22,666,126
Banking – 7.4%
Abbey National Treasury Services PLC 2.875% due 4/25/2014	3,500,000	3,413,172
American Express Credit Corp. Sr. Nt. 2.375% due 3/24/2017	2,500,000	2,562,330
Amsouth Bank Sub. Nt. 5.20% due 4/1/2015	3,000,000	3,060,000
ANZ National Int’l Ltd. 2.375% due 12/21/2012(1)	3,000,000	3,020,268
Bank of America Corp. Sr. Nt. 4.50% due 4/1/2015	4,000,000	4,123,052
Barclays Bank PLC Sr. Nt. 2.50% due 1/23/2013	3,500,000	3,525,511
Capital One Financial Corp. Sr. Nt. 2.125% due 7/15/2014	4,000,000	4,034,052

80	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Banking (continued)
Citigroup, Inc. Sr. Nt. 5.50% due 4/11/2013	$4,000,000	$4,113,108
Sub. Nt. 5.00% due 9/15/2014	1,500,000	1,537,601
Credit Suisse/New York NY Sr. Nt. 5.00% due 5/15/2013	2,650,000	2,732,744
Deutsche Bank AG Sr. Nt. 2.375% due 1/11/2013	1,500,000	1,509,038
Fifth Third Capital Trust IV 6.50% due 4/15/2037(2)	4,500,000	4,471,875
ING Bank N.V. Sr. Nt. 2.375% due 6/9/2014(1)	4,400,000	4,366,314
JPMorgan Chase & Co. Sr. Nt. 2.05% due 1/24/2014	4,000,000	4,043,732
Merrill Lynch & Co., Inc. Sr. Nt. Ser. C 6.05% due 8/15/2012	2,000,000	2,011,000
Morgan Stanley Sr. Nt. 2.875% due 1/24/2014	3,750,000	3,707,801
National Bank of Canada 1.50% due 6/26/2015	3,500,000	3,510,769
PNC Preferred Funding Trust III Jr. Sub. Nt. 8.70% due 3/15/2013(1)(2)(4)	3,000,000	3,067,170
Rabobank Nederland N.V. Sr. Nt. 2.65% due 8/17/2012(1)	750,000	751,501
Regions Financial Corp. Sr. Nt. 4.875% due 4/26/2013	2,000,000	2,030,000
Royal Bank of Canada Sr. Nt. 1.45% due 10/30/2014	4,500,000	4,557,082
Royal Bank of Scotland PLC 3.25% due 1/11/2014	3,000,000	3,011,868
Sumitomo Mitsui Banking Corp. Sr. Nt. 1.90% due 1/12/2015(1)	4,500,000	4,560,120

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	81

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Banking (continued)
SunTrust Banks, Inc. Sr. Nt. 3.60% due 4/15/2016	$4,600,000	$4,776,516
The Bank of New York Mellon Corp. Sr. Nt. 1.20% due 2/20/2015	2,700,000	2,714,602
The Goldman Sachs Group, Inc. Sr. Nt. 3.30% due 5/3/2015	2,750,000	2,749,620
3.625% due 8/1/2012	2,750,000	2,755,030
5.15% due 1/15/2014	2,500,000	2,598,070
Toronto-Dominion Bank Sr. Nt. 1.375% due 7/14/2014	4,000,000	4,049,660
U.S. Bancorp Jr. Sub. Nt. 3.442% due 2/1/2016	5,000,000	5,184,245
Sr. Nt 2.875% due 11/20/2014	3,500,000	3,652,274
UBS AG Stamford CT Sr. Nt. 2.25% due 8/12/2013	4,000,000	4,012,296
Union Bank N.A. Sr. Nt. 2.125% due 12/16/2013	4,500,000	4,568,247
Wells Fargo Bank N.A. Sub. Nt. 5.75% due 5/16/2016	800,000	904,910
Westpac Banking Corp. Sr. Nt. 2.10% due 8/2/2013	2,500,000	2,536,980

		114,222,558
Brokerage – 0.3%
E*Trade Financial Corp. Sr. Nt. 6.75% due 6/1/2016	5,000,000	5,087,500

		5,087,500
Building Materials – 0.1%
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	1,850,000	1,851,388

		1,851,388

82	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Chemicals – 1.0%
Airgas, Inc. Sr. Nt. 2.85% due 10/1/2013	$4,325,000	$4,418,052
Ecolab, Inc. Sr. Nt. 2.375% due 12/8/2014	5,600,000	5,784,548
Yara International ASA Sr. Nt. 5.25% due 12/15/2014(1)	4,500,000	4,823,060

		15,025,660
Construction Machinery – 0.1%
Case New Holland, Inc. 7.75% due 9/1/2013	2,000,000	2,125,000

		2,125,000
Consumer Products – 0.2%
Newell Rubbermaid, Inc. Sr. Nt. 5.50% due 4/15/2013	3,000,000	3,101,511

		3,101,511
Diversified Manufacturing – 0.7%
ADT Corp. 2.25% due 7/15/2017(1)	4,500,000	4,521,105
Danaher Corp. Sr. Nt. 1.30% due 6/23/2014	1,800,000	1,818,725
Textron, Inc. Sr. Nt. 6.20% due 3/15/2015	4,600,000	5,055,276

		11,395,106
Electric – 1.6%
AEP Texas North Co. Sr. Nt. Ser. B 5.50% due 3/1/2013	1,350,000	1,391,632
Calpine Construction Finance Co. LP Sr. Sec. Nt. 8.00% due 6/1/2016(1)	4,500,000	4,860,000
CMS Energy Corp. Sr. Nt. 6.55% due 7/17/2017	3,500,000	3,966,410
EDP Finance BV Sr. Nt. 5.375% due 11/2/2012(1)	2,500,000	2,504,750

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	83

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Electric (continued)
Great Plains Energy, Inc. Sr. Nt. 2.75% due 8/15/2013	$800,000	$811,717
MidAmerican Energy Holdings Co. Sr. Nt. 3.15% due 7/15/2012	1,250,000	1,250,910
National Rural Utilities Cooperative Finance Corp. 2.625% due 9/16/2012	1,050,000	1,054,137
PPL Energy Supply LLC Sr. Nt. Ser. A 5.70% due 10/15/2035	3,195,000	3,467,016
The AES Corp. Sr. Nt. 7.75% due 3/1/2014	4,500,000	4,882,500

		24,189,072
Energy - Integrated – 0.3%
Husky Energy, Inc. Sr. Nt. 5.90% due 6/15/2014	4,600,000	5,000,674

		5,000,674
Entertainment – 0.2%
Time Warner, Inc. 3.15% due 7/15/2015	3,000,000	3,163,881

		3,163,881
Food And Beverage – 1.6%
Anheuser-Busch InBev Worldwide, Inc. 2.50% due 3/26/2013	2,500,000	2,534,923
3.00% due 10/15/2012	1,000,000	1,006,768
Coca-Cola Enterprises, Inc. Sr. Nt. 1.125% due 11/12/2013	2,000,000	2,008,292
General Mills, Inc. Sr. Nt. 1.55% due 5/16/2014	2,750,000	2,789,817
Kraft Foods, Inc. Sr. Nt. 2.625% due 5/8/2013	4,500,000	4,566,591
Pernod-Ricard SA Sr. Nt. 2.95% due 1/15/2017(1)	5,000,000	5,061,230
SABMiller Holdings, Inc. 1.85% due 1/15/2015(1)	5,000,000	5,071,410

84	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Food And Beverage (continued)
Wm. Wrigley Jr. Co. Sr. Sec. Nt. 3.05% due 6/28/2013(1)	$2,000,000	$2,023,274

		25,062,305
Gaming – 0.1%
Seminole Tribe of Fla Sr. Sec. Nt. 5.798% due 10/1/2013(1)	1,269,000	1,302,146

		1,302,146
Government Related – 0.2%
Petrobras International Finance Co. - Pifco 2.875% due 2/6/2015	1,800,000	1,827,000
Ras Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 4.50% due 9/30/2012(1)	1,250,000	1,259,375

		3,086,375
Health Insurance – 0.2%
UnitedHealth Group, Inc. Sr. Nt. 4.875% due 4/1/2013	3,000,000	3,092,433

		3,092,433
Healthcare – 1.5%
AmerisourceBergen Corp. 5.625% due 9/15/2012	1,750,000	1,766,814
CareFusion Corp. Sr. Nt. 4.125% due 8/1/2012	1,085,000	1,087,900
Covidien International Finance SA 1.35% due 5/29/2015	4,500,000	4,505,845
Express Scripts, Inc. 6.25% due 6/15/2014	3,500,000	3,826,872
Hospira, Inc. Sr. Nt. 6.05% due 3/30/2017	2,500,000	2,819,930
Life Technologies Corp. Sr. Nt. 3.375% due 3/1/2013	4,550,000	4,604,605
Owens & Minor, Inc. 6.35% due 4/15/2016	3,500,000	3,821,255

		22,433,221
Independent Energy – 2.0%
Anadarko Petroleum Corp. Sr. Nt. 5.95% due 9/15/2016	5,000,000	5,673,890

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	85

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Independent Energy (continued)
Canadian Natural Resources Ltd. Sr. Nt. 1.45% due 11/14/2014	$2,650,000	$2,682,309
Chesapeake Energy Corp. 7.625% due 7/15/2013	4,750,000	4,898,437
Newfield Exploration Co. Sr. Sub. Nt. 6.625% due 4/15/2016	4,500,000	4,612,500
Petrohawk Energy Corp. 7.875% due 6/1/2015	4,600,000	4,781,994
Quicksilver Resources, Inc. 8.25% due 8/1/2015	3,500,000	3,272,500
Woodside Finance Ltd. 5.00% due 11/15/2013(1)	4,500,000	4,691,669

		30,613,299
Industrial - Other – 0.3%
URS Corp. Sr. Nt. 3.85% due 4/1/2017(1)	4,500,000	4,443,881

		4,443,881
Insurance - Life – 2.1%
Aegon N.V. Sr. Nt. 4.75% due 6/1/2013	4,000,000	4,119,336
American International Group, Inc. Sr. Nt. 3.65% due 1/15/2014	4,500,000	4,596,390
Assurant, Inc. Sr. Nt. 5.625% due 2/15/2014	3,000,000	3,134,145
Hartford Financial Services Group, Inc. Sr. Nt. 4.625% due 7/15/2013	3,500,000	3,593,380
Lincoln National Corp. Sr. Nt. 4.30% due 6/15/2015	2,965,000	3,123,847
5.65% due 8/27/2012	2,895,000	2,914,892
Metropolitan Life Global Funding I Sr. Sec. Nt. 2.00% due 1/9/2015(1)	3,000,000	3,043,962
5.125% due 4/10/2013(1)	2,000,000	2,066,140
New York Life Global Funding 2.25% due 12/14/2012(1)	1,200,000	1,207,742

86	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Insurance - Life (continued)
Prudential Financial, Inc. Sr. Nt. 2.75% due 1/14/2013	$2,000,000	$2,019,732
4.75% due 9/17/2015	3,000,000	3,229,836

		33,049,402
Insurance P&C – 0.8%
Aspen Insurance Holdings Ltd. Sr. Nt. 6.00% due 8/15/2014	2,525,000	2,684,827
Axis Capital Holdings Ltd. Sr. Nt. 5.75% due 12/1/2014	1,700,000	1,801,327
Marsh & McLennan Cos., Inc. Sr. Nt. 4.85% due 2/15/2013	2,762,000	2,821,060
Willis Group Holdings PLC 4.125% due 3/15/2016	4,500,000	4,704,354

		12,011,568
Lodging – 0.2%
Royal Caribbean Cruises Ltd. Sr. Nt. 7.00% due 6/15/2013	3,000,000	3,120,000

		3,120,000
Media Cable – 0.1%
Cox Communications, Inc. Sr. Nt. 4.625% due 6/1/2013	2,200,000	2,277,207

		2,277,207
Media Noncable – 1.1%
NBCUniversal Media LLC Sr. Nt. 2.10% due 4/1/2014	4,000,000	4,071,044
News America, Inc. 5.30% due 12/15/2014	4,500,000	4,932,121
RR Donnelley & Sons Co. Sr. Nt. 5.50% due 5/15/2015	3,000,000	3,060,000
Scholastic Corp. Sr. Nt. 5.00% due 4/15/2013	1,500,000	1,518,750
The Interpublic Group of Companies, Inc. Sr. Nt. 6.25% due 11/15/2014	3,500,000	3,823,750

		17,405,665

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	87

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Metals And Mining – 1.7%
Anglo American Capital PLC 2.15% due 9/27/2013(1)	$4,200,000	$4,231,202
ArcelorMittal Sr. Nt. 3.75% due 2/25/2015	2,000,000	2,027,366
5.375% due 6/1/2013	4,000,000	4,113,856
BHP Billiton Finance USA Ltd. 1.125% due 11/21/2014	2,700,000	2,715,779
FMG Resources August 2006 Pty. Ltd. 7.00% due 11/1/2015(1)	3,500,000	3,570,000
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 1.40% due 2/13/2015	2,700,000	2,690,782
Rio Tinto Alcan, Inc. Sr. Nt. 4.875% due 9/15/2012	1,000,000	1,007,908
Steel Dynamics, Inc. 7.375% due 11/1/2012	1,950,000	1,969,500
Xstrata Canada Financial Corp. 2.85% due 11/10/2014(1)	3,500,000	3,566,538

		25,892,931
Non Captive Consumer – 0.6%
HSBC Finance Corp. Sr. Nt. 4.75% due 7/15/2013	4,000,000	4,128,788
SLM Corp. Sr. Nt. 5.00% due 4/15/2015	2,000,000	2,018,382
Sr. Nt. Ser. A 5.00% due 10/1/2013	3,750,000	3,862,500

		10,009,670
Non Captive Diversified – 0.9%
Ally Financial, Inc. 4.50% due 2/11/2014	3,000,000	3,041,250
CIT Group, Inc. Sr. Nt. 4.75% due 2/15/2015(1)	5,000,000	5,118,750
GATX Corp. Sr. Nt. 4.75% due 10/1/2012	1,200,000	1,209,983
General Electric Capital Corp. Sr. Nt. 2.80% due 1/8/2013	4,500,000	4,552,479

		13,922,462

88	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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June 30, 2012 (unaudited)	Principal Amount	Value
Oil Field Services – 0.6%
Transocean Ltd. 5.25% due 3/15/2013	$4,750,000	$4,878,221
Weatherford Bermuda 5.15% due 3/15/2013	3,500,000	3,594,616

		8,472,837
Packaging – 0.3%
Sealed Air Corp. Sr. Nt. 5.625% due 7/15/2013(1)	5,200,000	5,369,000

		5,369,000
Paper – 0.2%
Packaging Corp. of America Sr. Nt. 5.75% due 8/1/2013	2,500,000	2,636,943

		2,636,943
Pharmaceuticals – 0.6%
Amgen, Inc. Sr. Nt. 1.875% due 11/15/2014	4,500,000	4,569,844
Gilead Sciences, Inc. Sr. Nt. 2.40% due 12/1/2014	5,000,000	5,153,145

		9,722,989
Pipelines – 0.5%
Enterprise Products Operating LLC 4.60% due 8/1/2012	1,500,000	1,504,346
Kinder Morgan, Inc. Sr. Nt. 6.50% due 9/1/2012	2,750,000	2,759,762
Plains All American Pipeline LP 4.25% due 9/1/2012	3,000,000	3,013,668

		7,277,776
Refining – 0.2%
Phillips 66 1.95% due 3/5/2015(1)	2,700,000	2,719,335

		2,719,335
REITs – 2.7%
BioMed Realty LP 3.85% due 4/15/2016	1,700,000	1,749,898
Camden Property Trust Sr. Nt. 5.875% due 11/30/2012	2,000,000	2,036,940

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	89

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
REITs (continued)
CommonWealth REIT Sr. Nt. 6.40% due 2/15/2015	$3,000,000	$3,177,900
ERP Operating LP Sr. Nt. 5.20% due 4/1/2013	5,500,000	5,663,856
HCP, Inc. Sr. Nt. 5.65% due 12/15/2013	4,200,000	4,435,927
Liberty Property LP Sr. Nt. 6.375% due 8/15/2012	3,000,000	3,019,836
ProLogis LP 5.625% due 11/15/2015	3,600,000	3,923,449
Tanger Properties LP Sr. Nt. 6.15% due 11/15/2015	4,500,000	5,002,506
Washington Real Estate Investment Trust Sr. Nt. 5.25% due 1/15/2014	6,998,000	7,256,233
WEA Finance LLC 5.75% due 9/2/2015(1)	4,600,000	5,002,321

		41,268,866
Retailers – 0.2%
Home Depot, Inc. Sr. Nt. 5.25% due 12/16/2013	3,500,000	3,733,310

		3,733,310
Supermarkets – 0.1%
TESCO PLC Sr. Nt. 2.00% due 12/5/2014(1)	1,800,000	1,818,446

		1,818,446
Technology – 1.9%
Agilent Technologies, Inc. Sr. Nt. 2.50% due 7/15/2013	2,300,000	2,331,402
4.45% due 9/14/2012	1,500,000	1,510,253
Avnet, Inc. Sr. Nt. 6.00% due 9/1/2015	3,650,000	4,005,583
Broadcom Corp. Sr. Nt. 1.50% due 11/1/2013	1,200,000	1,214,741

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RS LOW DURATION BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Technology (continued)
Computer Sciences Corp. Sr. Nt. 5.50% due 3/15/2013	$3,000,000	$3,075,000
Hewlett-Packard Co. Sr. Nt. 2.35% due 3/15/2015	4,000,000	4,062,424
Lexmark International, Inc. Sr. Nt. 5.90% due 6/1/2013	2,500,000	2,584,577
Maxim Integrated Products, Inc. Sr. Nt. 3.45% due 6/14/2013	2,000,000	2,049,564
Pitney Bowes, Inc. Sr. Nt. 3.875% due 6/15/2013	4,000,000	4,091,928
Xerox Corp. Sr. Nt. 5.65% due 5/15/2013	4,000,000	4,144,364

		29,069,836
Transportation Services – 0.2%
BAA Funding Ltd. Sr. Sec Nt. 2.50% due 6/25/2015(1)	2,700,000	2,715,109
ERAC USA Finance LLC 2.25% due 1/10/2014(1)	1,000,000	1,006,003

		3,721,112
Wireless – 0.3%
America Movil SAB de C.V. 3.625% due 3/30/2015	4,500,000	4,786,034

		4,786,034
Wirelines – 0.7%
British Telecommunications PLC Sr. Nt. 2.00% due 6/22/2015	2,700,000	2,737,101
Telecom Italia Capital SA 5.25% due 11/15/2013	3,000,000	3,007,500
Telefonica Emisiones SAU 2.582% due 4/26/2013	4,550,000	4,481,995

		10,226,596
Total Corporate Bonds (Cost $547,576,829)		551,721,774

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SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Hybrid ARMS – 0.0%

FNMA 2.44% due 8/1/2046(2)	$26,703	$28,184
Total Hybrid ARMS (Cost $26,938)		28,184

	Principal Amount	Value
Mortgage-Backed Securities – 0.0%

FHLMC 7.00% due 9/1/2038	51,867	60,171
Total Mortgage-Backed Securities (Cost $53,839)		60,171

	Principal Amount	Value
U.S. Agencies – 1.5%
Federal Home Loan Mortgage Corp. 1.00% due 8/27/2014	10,000,000	10,135,900
2.00% due 8/25/2016	13,000,000	13,659,919
Total U.S. Agencies (Cost $23,546,116)		23,795,819

	Principal Amount	Value
U.S. Government Securities – 15.4%
U.S. Treasury Notes 0.25% due 5/31/2014 - 2/15/2015	68,205,000	68,089,213
0.375% due 11/15/2014 - 3/15/2015	68,375,000	68,372,026
0.50% due 8/15/2014	2,075,000	2,081,970
0.625% due 5/31/2017	79,980,000	79,611,372
0.875% due 11/30/2016 - 4/30/2017	11,541,000	11,629,257
1.00% due 10/31/2016	8,100,000	8,223,395
Total U.S. Government Securities (Cost $237,842,769)		238,007,233

	Principal Amount	Value
Municipal Bonds – 0.6%
Illinois St. G.O. 4.511% due 3/1/2015	4,400,000	4,660,788

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June 30, 2012 (unaudited)	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico Comwlth. Govt. Dev. Bk. Sr. Nt. Ser. A 3.448% due 2/1/2015	$4,500,000	$4,540,815
Total Municipal Bonds (Cost $9,119,687)		9,201,603

	Principal Amount	Value
Short-Term Investments – 0.3%
Credit Suisse/New York NY Sr. Nt. 3.45% due 7/2/2012	1,250,000	1,250,000
Time Warner Cable, Inc. 5.40% due 7/2/2012	3,000,000	3,000,000
Total Short-Term Investments (Cost $4,250,216)		4,250,000

	Principal Amount	Value
Repurchase Agreements – 8.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $128,641,107, due 7/2/2012(5)	128,641,000	128,641,000
Total Repurchase Agreements (Cost $128,641,000)		128,641,000
Total Investments - 103.2% (Cost $1,593,036,839)		1,598,890,769
Other Liabilities, Net - (3.2)%		(49,900,771)
Total Net Assets - 100.0%		$1,548,989,998

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2012, the aggregate market value of these securities amounted to $206,609,964, representing 13.3% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at June 30, 2012.
(3)	Securities are segregated for anticipated collateral requirements.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.

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SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

(5)	The table below presents collateral for repurchase agreements.

Security (unaudited)	Coupon	Maturity Date	Value

FNMA	1.75%	5/7/2013	$131,214,306

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$199,722,647	$—	$199,722,647

Collateralized Mortgage Obligations	—	138,353,143	—	138,353,143

Senior Secured Loans	—	37,745,671	—	37,745,671

Commercial Mortgage-Backed Securities	—	267,363,524	—	267,363,524

Corporate Bonds	—	551,721,774	—	551,721,774

Hybrid ARMS	—	28,184	—	28,184

Mortgage-Backed Securities	—	60,171	—	60,171

U.S. Agencies	—	23,795,819	—	23,795,819

U.S Government Securities	—	238,007,233	—	238,007,233

Municipal Bonds	—	9,201,603	—	9,201,603

Short-Term Investments	—	4,250,000	—	4,250,000

Repurchase Agreements	—	128,641,000	—	128,641,000

Total	$—	$1,598,890,769	$—	$1,598,890,769

94	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Corporate Bonds – 87.9%
Aerospace/Defense – 0.6%
Moog, Inc. Sr. Sub. Nt. 7.25% due 6/15/2018	$450,000	$477,000
Triumph Group, Inc. 8.625% due 7/15/2018	330,000	366,300

		843,300
Automotive – 5.0%
American Axle & Manufacturing, Inc. 7.75% due 11/15/2019	730,000	771,975
7.875% due 3/1/2017	400,000	413,000
Ford Motor Credit Co. LLC Sr. Nt. 8.00% due 12/15/2016	700,000	827,929
8.125% due 1/15/2020	560,000	683,994
General Motors Financial Co., Inc. 6.75% due 6/1/2018	830,000	907,294
JB Poindexter & Co., Inc. Sr. Nt. 9.00% due 4/1/2022(1)	670,000	670,000
Schaeffler Finance BV Sr. Sec. Nt. 7.75% due 2/15/2017(1)	370,000	385,725
8.50% due 2/15/2019(1)	750,000	800,625
The Goodyear Tire & Rubber Co. 7.00% due 5/15/2022	750,000	749,063
Visteon Corp. 6.75% due 4/15/2019	570,000	554,325

		6,763,930
Banking – 0.6%
Royal Bank of Scotland Group PLC Jr. Sub. Nt. 7.648% due 8/29/2049(2)(3)	300,000	240,000
9.118% due 3/29/2049(3)	700,000	602,000

		842,000
Brokerage – 1.6%
E*Trade Financial Corp. Sr. Nt. 6.75% due 6/1/2016	700,000	712,250
12.50% due 11/30/2017	1,244,000	1,425,935

		2,138,185

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SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Building Materials – 1.1%
Norcraft Cos. L.P. Sec. Nt. 10.50% due 12/15/2015	$680,000	$673,200
USG Corp. 7.875% due 3/30/2020(1)	840,000	869,400

		1,542,600
Chemicals – 0.4%
Huntsman International LLC 8.625% due 3/15/2020	450,000	505,125

		505,125
Construction Machinery – 1.4%
Ashtead Capital, Inc. 6.50% due 7/15/2022(1)	390,000	394,900
Terex Corp. 6.50% due 4/1/2020	800,000	810,000
UR Financing Escrow Corp. Sec. Nt. 5.75% due 7/15/2018(1)	350,000	364,000
Sr. Nt. 7.625% due 4/15/2022(1)	350,000	366,625

		1,935,525
Consumer Cyclical Services – 0.7%
Monitronics International, Inc. Sr. Nt. 9.125% due 4/1/2020(1)	670,000	643,200
The Geo Group, Inc. 6.625% due 2/15/2021	300,000	309,750

		952,950
Consumer Products – 0.7%
NBTY, Inc. 9.00% due 10/1/2018	900,000	994,500

		994,500
Electric – 4.3%
Calpine Corp. Sr. Sec. Nt. 7.50% due 2/15/2021(1)	300,000	324,000
7.875% due 7/31/2020(1)	600,000	661,500
Covanta Holding Corp. Sr. Nt. 6.375% due 10/1/2022	670,000	708,186
DPL, Inc. Sr. Nt. 7.25% due 10/15/2021(1)	1,150,000	1,276,500

96	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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June 30, 2012 (unaudited)	Principal Amount	Value
Electric (continued)
Mirant Americas Generation LLC Sr. Nt. 8.50% due 10/1/2021	$380,000	$342,000
North American Energy Alliance LLC Sec. Nt 10.875% due 6/1/2016	760,000	834,100
NRG Energy, Inc. 8.50% due 6/15/2019	600,000	627,000
The AES Corp. Sr. Nt. 7.375% due 7/1/2021(1)	530,000	589,625
8.00% due 6/1/2020	360,000	413,100

		5,776,011
Entertainment – 1.1%
NAI Entertainment Holdings LLC Sr. Sec. Nt. 8.25% due 12/15/2017(1)	450,000	497,250
WMG Acquisition Corp. Sr. Sec. Nt. 9.50% due 6/15/2016	900,000	981,000

		1,478,250
Food And Beverage – 1.9%
Aramark Corp. 3.966% due 2/1/2015(2)	135,000	133,987
ARAMARK Holdings Corp. Sr. Nt. 8.625% due 5/1/2016(1)(4)	1,000,000	1,023,760
Michael Foods, Inc. 9.75% due 7/15/2018	1,250,000	1,371,875

		2,529,622
Gaming – 2.7%
Caesar’s Entertainment Operating Co., Inc. 5.625% due 6/1/2015	600,000	493,500
CityCenter Holdings LLC Sr. Sec. Nt. 7.625% due 1/15/2016(1)	680,000	715,700
MGM Resorts International 6.625% due 7/15/2015	600,000	618,000
Sr. Sec. Nt. 9.00% due 3/15/2020	600,000	666,000
Pinnacle Entertainment, Inc. 8.75% due 5/15/2020	450,000	492,750
Scientific Games International, Inc. 9.25% due 6/15/2019	620,000	678,900

		3,664,850

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SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Government Related – 0.8%
Citgo Petroleum Corp. Sr. Sec. Nt. 11.50% due 7/1/2017(1)	$945,000	$1,060,763

		1,060,763
Health Insurance – 0.7%
AMERIGROUP Corp. Sr. Nt. 7.50% due 11/15/2019	925,000	994,375

		994,375
Healthcare – 4.0%
DaVita, Inc. 6.625% due 11/1/2020	600,000	625,500
Fresenius Medical Care US Finance II, Inc. 5.875% due 1/31/2022(1)	650,000	676,812
HCA, Inc. Sr. Sec. Nt. 7.875% due 2/15/2020	250,000	277,500
8.50% due 4/15/2019	340,000	380,800
9.875% due 2/15/2017	182,000	197,470
IMS Health, Inc. Sr. Nt. 12.50% due 3/1/2018(1)	450,000	534,375
INC Research LLC Sr. Nt. 11.50% due 7/15/2019(1)	630,000	611,100
Kinetic Concepts, Inc. 12.50% due 11/1/2019(1)	600,000	543,000
Rural/Metro Corp. Sr. Nt. 10.125% due 7/15/2019(1)	750,000	720,000
Teleflex, Inc. 6.875% due 6/1/2019	330,000	350,625
Universal Hospital Services, Inc. Sec. Nt. 8.50% due 6/1/2015(2)	500,000	509,688

		5,426,870
Home Construction – 1.5%
Beazer Homes USA, Inc. 9.125% due 5/15/2019	375,000	327,188
Meritage Homes Corp. 7.15% due 4/15/2020	850,000	884,000
Taylor Morrison Communities, Inc. Sr. Nt. 7.75% due 4/15/2020(1)	740,000	773,300

		1,984,488

98	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Independent Energy – 10.3%
Alta Mesa Holdings 9.625% due 10/15/2018	$870,000	$859,125
BreitBurn Energy Partners L.P. 7.875% due 4/15/2022(1)	650,000	650,000
Chesapeake Energy Corp. 9.50% due 2/15/2015	500,000	538,750
Clayton Williams Energy, Inc. 7.75% due 4/1/2019	630,000	617,400
Connacher Oil and Gas Ltd. Sec. Nt. 8.50% due 8/1/2019(1)	480,000	408,000
Continental Resources, Inc. 8.25% due 10/1/2019	270,000	301,725
Eagle Rock Energy Partners L.P. 8.375% due 6/1/2019	410,000	408,975
Energy XXI Gulf Coast, Inc. 9.25% due 12/15/2017	310,000	331,700
EV Energy Partners L.P. 8.00% due 4/15/2019	680,000	674,900
Halcon Resources Corp. 9.75% due 7/15/2020(1)	670,000	660,928
Harvest Operations Corp. 6.875% due 10/1/2017(1)	700,000	743,750
Kodiak Oil & Gas Corp. 8.125% due 12/1/2019(1)	1,140,000	1,174,200
Laredo Petroleum, Inc. 7.375% due 5/1/2022(1)	250,000	260,000
Linn Energy LLC 6.25% due 11/1/2019(1)	600,000	588,000
6.50% due 5/15/2019(1)	260,000	257,400
Newfield Exploration Co. Sr. Nt. 5.625% due 7/1/2024	650,000	664,625
Oasis Petroleum, Inc. 6.50% due 11/1/2021	1,000,000	990,000
OGX Austria GmbH 8.375% due 4/1/2022(1)	670,000	577,875
Plains Exploration & Production Co. 6.125% due 6/15/2019	400,000	402,000
6.625% due 5/1/2021	550,000	555,500
6.75% due 2/1/2022	470,000	479,400
Samson Investment Co. Sr. Nt. 9.75% due 2/15/2020(1)	530,000	527,350

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SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Independent Energy (continued)
SandRidge Energy, Inc. 7.50% due 3/15/2021	$650,000	$641,875
Vanguard Natural Resources LLC 7.875% due 4/1/2020	630,000	630,000

		13,943,478
Insurance - Life – 1.0%
CNO Financial Group, Inc. Sr. Sec. Nt. 9.00% due 1/15/2018(1)	700,000	754,250
Symetra Financial Corp. Jr. Sub. Nt. 8.30% due 10/15/2037(1)(2)	560,000	546,000

		1,300,250
Media Cable – 2.5%
CCO Holdings LLC 6.625% due 1/31/2022	300,000	321,000
7.375% due 6/1/2020	240,000	263,700
7.875% due 4/30/2018	700,000	761,250
CSC Holdings LLC Sr. Nt. 6.75% due 11/15/2021(1)	900,000	958,500
DISH DBS Corp. 4.625% due 7/15/2017(1)	350,000	350,437
5.875% due 7/15/2022(1)	670,000	676,700

		3,331,587
Media Noncable – 8.8%
AMC Networks, Inc. 7.75% due 7/15/2021(1)	520,000	573,300
Block Communications, Inc. Sr. Nt. 7.25% due 2/1/2020(1)	1,500,000	1,522,500
Clear Channel Worldwide Holdings, Inc. 7.625% due 3/15/2020(1)	800,000	780,000
Entravision Communications Corp. Sr. Sec. Nt. 8.75% due 8/1/2017	199,000	210,940
Hughes Satellite Systems Corp. Sr. Sec. Nt. 6.50% due 6/15/2019	560,000	595,000
7.625% due 6/15/2021	800,000	870,000
Intelsat Jackson Holdings S.A. 7.25% due 4/1/2019	300,000	315,000
7.25% due 10/15/2020(1)	670,000	703,500
7.50% due 4/1/2021	690,000	729,675
11.25% due 6/15/2016	643,000	673,542

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June 30, 2012 (unaudited)	Principal Amount	Value
Media Noncable (continued)
Intelsat Luxembourg S.A. 11.50% due 2/4/2017(1)(4)	$700,000	$722,750
Lamar Media Corp. 5.875% due 2/1/2022(1)	900,000	922,500
RR Donnelley & Sons Co. Sr. Nt. 8.25% due 3/15/2019	670,000	656,600
Sinclair Television Group, Inc. 8.375% due 10/15/2018	500,000	545,000
Telesat LLC Sr. Nt. 6.00% due 5/15/2017(1)	940,000	956,450
Univision Communications, Inc. Sr. Sec. Nt. 6.875% due 5/15/2019(1)	560,000	576,800
7.875% due 11/1/2020(1)	480,000	513,600

		11,867,157
Metals And Mining – 2.5%
FMG Resources August 2006 Pty Ltd. Sr. Nt. 6.00% due 4/1/2017(1)	600,000	603,000
7.00% due 11/1/2015(1)	750,000	765,000
Peabody Energy Corp. 6.00% due 11/15/2018(1)	750,000	746,250
Penn Virginia Resource Partners L.P. 8.25% due 4/15/2018	880,000	888,800
8.375% due 6/1/2020(1)	350,000	355,250

		3,358,300
Non Captive Diversified – 3.6%
AerCap Aviation Solutions BV 6.375% due 5/30/2017(1)	800,000	804,000
Ally Financial, Inc. 8.00% due 11/1/2031	500,000	586,250
CIT Group, Inc. Sr. Nt. 5.00% due 5/15/2017	670,000	690,100
5.25% due 3/15/2018	550,000	567,875
5.50% due 2/15/2019(1)	450,000	462,375
International Lease Finance Corp. Sr. Nt. 5.875% due 4/1/2019	1,000,000	1,000,969
8.625% due 9/15/2015	750,000	828,750

		4,940,319

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SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Oil Field Services – 3.1%
Basic Energy Services, Inc. 7.75% due 2/15/2019	$1,020,000	$979,200
Key Energy Services, Inc. 6.75% due 3/1/2021(1)	800,000	776,000
Oil States International, Inc. 6.50% due 6/1/2019	430,000	447,200
Precision Drilling Corp. 6.50% due 12/15/2021	600,000	612,000
SESI LLC 7.125% due 12/15/2021(1)	800,000	870,000
Stallion Oilfield Holdings Ltd. Sr. Sec. Nt. 10.50% due 2/15/2015	463,000	490,780

		4,175,180
Packaging – 2.8%
Reynolds Group Issuer, Inc. Sr. Sec. Nt. 7.125% due 4/15/2019(1)	600,000	628,500
Sr. Nt. 9.875% due 8/15/2019(1)	1,500,000	1,556,250
Sealed Air Corp. Sr. Nt. 8.125% due 9/15/2019(1)	900,000	1,003,500
8.375% due 9/15/2021(1)	500,000	565,000

		3,753,250
Paper – 0.6%
Longview Fibre Paper & Packaging, Inc. Sr. Sec. Nt. 8.00% due 6/1/2016(1)	870,000	870,000

		870,000
Pharmaceuticals – 1.0%
Grifols, Inc. 8.25% due 2/1/2018	500,000	536,250
Jaguar Holding Co/Merger Sr. Nt. 9.50% due 12/1/2019(1)	700,000	765,625

		1,301,875
Pipelines – 4.0%
Atlas Pipeline Partners L.P. 8.75% due 6/15/2018	380,000	405,650
Copano Energy LLC 7.125% due 4/1/2021	1,000,000	1,030,000
Crosstex Energy L.P. 7.125% due 6/1/2022(1)	400,000	394,000
MarkWest Energy Partners L.P. 6.50% due 8/15/2021	600,000	625,500

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June 30, 2012 (unaudited)	Principal Amount	Value
Pipelines (continued)
Martin Midstream Partners L.P. 8.875% due 4/1/2018	$787,000	$794,870
Niska Gas Storage US LLC 8.875% due 3/15/2018	560,000	546,000
Regency Energy Partners L.P. 6.50% due 7/15/2021	650,000	682,500
Targa Resources Partners L.P. 6.375% due 8/1/2022(1)	380,000	379,050
6.875% due 2/1/2021	500,000	520,000

		5,377,570
Refining – 0.9%
Calumet Specialty Products Partners L.P. 9.375% due 5/1/2019	870,000	872,175
Northern Tier Energy LLC Sr. Sec Nt. 10.50% due 12/1/2017	300,000	321,000

		1,193,175
REITs – 1.0%
Sabra Health Care L.P. 8.125% due 11/1/2018	1,280,000	1,395,200

		1,395,200
Retailers – 3.2%
99 Cents Only Stores 11.00% due 12/15/2019(1)	1,000,000	1,080,000
Burlington Coat Factory Warehouse Corp. 10.00% due 2/15/2019	1,100,000	1,166,000
The Neiman Marcus Group, Inc. 10.375% due 10/15/2015	1,230,000	1,276,137
YCC Holdings LLC Sr. Nt. 10.25% due 2/15/2016(4)	790,000	803,825

		4,325,962
Supermarkets – 0.6%
Tops Holding Corp. Sr. Sec. Nt. 10.125% due 10/15/2015	710,000	754,375

		754,375
Technology – 5.0%
Amkor Technology, Inc. Sr. Nt. 7.375% due 5/1/2018	130,000	135,038

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	103

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Technology (continued)
Avaya, Inc. 10.125% due 11/1/2015	$1,100,000	$913,000
CDW LLC 8.50% due 4/1/2019	1,000,000	1,065,000
DuPont Fabros Technology L.P. 8.50% due 12/15/2017	530,000	583,000
First Data Corp.
Sec. Nt. 8.75% due 1/15/2022(1)(4)	1,013,000	1,020,597
12.625% due 1/15/2021	400,000	400,500
Lawson Software, Inc. Sr. Nt. 11.50% due 7/15/2018(1)	870,000	983,100
Sanmina-SCI Corp. 7.00% due 5/15/2019(1)	660,000	640,200
Sophia L.P. 9.75% due 1/15/2019(1)	1,000,000	1,062,500

		6,802,935
Transportation Services – 1.8%
Avis Budget Car Rental LLC
7.75% due 5/15/2016	300,000	308,625
9.625% due 3/15/2018	450,000	492,750
9.75% due 3/15/2020	450,000	500,063
Hertz Corp. 7.50% due 10/15/2018	700,000	750,750
Navios Maritime Holdings, Inc. Sr. Sec. Nt. 8.875% due 11/1/2017	360,000	362,700

		2,414,888
Wireless – 4.7%
Cricket Communications, Inc. 7.75% due 10/15/2020	600,000	573,000
Digicel Ltd. Sr. Nt. 8.25% due 9/1/2017(1)	900,000	915,750
MetroPCS Wireless, Inc. 7.875% due 9/1/2018	500,000	518,750
NII Capital Corp.
7.625% due 4/1/2021	400,000	343,000
8.875% due 12/15/2019	910,000	824,687
10.00% due 8/15/2016	410,000	427,425
Sprint Nextel Corp.
Sr. Nt. 6.00% due 12/1/2016	700,000	670,250
7.00% due 3/1/2020(1)	200,000	208,000
9.00% due 11/15/2018(1)	525,000	586,688

104	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Wireless (continued)
Trilogy International Partners LLC Sr. Sec. Nt. 10.25% due 8/15/2016(1)	$630,000	$513,450
ViaSat, Inc. 6.875% due 6/15/2020(1)	750,000	757,500

		6,338,500
Wirelines – 1.4%
Frontier Communications Corp.
Sr. Nt. 8.125% due 10/1/2018	540,000	573,750
8.25% due 4/15/2017	280,000	301,000
Windstream Corp.
7.50% due 6/1/2022	600,000	618,000
7.875% due 11/1/2017	330,000	359,700

		1,852,450
Total Corporate Bonds (Cost $115,361,316)		118,729,795

	Principal Amount	Value
Senior Secured Loans – 6.8%
Gaming – 0.8%
Harrah’s Prop Co. Senior Note 3.24% due 2/13/2013(2)	1,400,000	1,071,000

		1,071,000
Independent Energy – 0.7%
Chesapeake Energy Corp. Unsecured Term Loan 8.50% due 12/1/2017(2)	1,000,000	991,140

		991,140
Media Noncable – 1.1%
Clear Channel Communications, Inc. Term Loan B 3.895% due 1/28/2016(2)	1,933,123	1,540,061

		1,540,061
Oil Field Services – 0.6%
Frac Tech International LLC Term Loan B 6.25% due 5/6/2016(2)	808,721	736,672

		736,672

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	105

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Paper – 0.7%
Exopack LLC Term Loan 6.50% due 5/31/2017(2)	$990,000	$983,813

		983,813
Retailers – 2.2%
AMSCAN Holdings, Inc. Bridge Term Loan 9.50% due 6/28/2013(2)(6)	1,000,000	1,000,000
Gymboree Corp. Initial Term Loan 5.00% due 2/23/2018(2)	980,676	926,189
The Neiman Marcus Group, Inc. Extended Term Loan 4.75% due 5/16/2018(2)	1,000,000	987,000

		2,913,189
Technology – 0.7%
Attachmate Corp. New 2nd Lien Term Loan 11.00% due 11/22/2018(2)	1,000,000	973,750

		973,750
Total Senior Secured Loans (Cost $9,776,483)		9,209,625

	Shares	Value
Common Stocks – 0.4%
Banking – 0.4%
Citigroup, Inc.	16,661	456,678

		456,678
Total Common Stocks (Cost $501,597)		456,678

June 30, 2012 (unaudited)	Principal Amount	Value
Repurchase Agreements – 3.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $5,314,004, due 7/2/2012(5)	5,314,000	5,314,000
Total Repurchase Agreements (Cost $5,314,000)		5,314,000

106	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Total Investments - 99.0% (Cost $130,953,396)		$133,710,098
Other Assets, Net - 1.0%		1,413,842
Total Net Assets - 100.0%		$135,123,940

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2012, the aggregate market value of these securities amounted to $50,218,535, representing 37.2% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate security. The rate shown is the rate in effect at June 30, 2012.
(3)	Maturity is perpetual. Maturity date presented represents the next call date.
(4)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLB	1.75%	8/22/2012	$5,420,494

(6)	The table below presents securities deemed illiquid by the investment adviser.

Security	Principal Amount	Cost	Value	Acquisition Date	% of Fund’s Net Assets
AMSCAN Holdings, Inc. Bridge Term Loan 9.50% due 6/28/2013	$1,000,000	$1,000,000	$1,000,000	6/28/2012	0.74%

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$118,729,795	$—	$118,729,795

Senior Secured Loans	—	9,209,625	—	9,209,625

Common Stocks	456,678	—	—	456,678

Repurchase Agreements	—	5,314,000	—	5,314,000

Total	$456,678	$133,253,420	$—	$133,710,098

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	107

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Municipal Bonds – 96.3%
Arizona – 1.2%
Arizona St. Transn. Brd. Hwy. Rev. Ser. B 5.00% due 7/1/2032	$1,000,000	$1,118,190
Arizona Wtr. Infrastructure Fin. Auth. Rev. Wtr. Quality-Ser. A 5.00% due 10/1/2027	1,500,000	1,735,965
Chandler, AZ G.O. 5.00% due 7/1/2021	1,500,000	1,759,260
Mesa AZ Utility Sys. Rev. FGIC Insured 5.00% due 7/1/2027	575,000	624,013
Phoenix, AZ G.O. Ser. B 5.375% due 7/1/2020	580,000	580,000

		5,817,428
California – 8.6%
California St. Dept. of Wtr. Res. Ctr. Valley Proj. Rev. Wtr. Sys. Ser. AG 5.00% due 12/1/2028	1,500,000	1,750,950
California St. Dept. Veterans Affairs Home Pur. Rev. AMT-Ser. A 5.00% due 12/1/2032	2,500,000	2,522,500
California St. Dept. Wtr. Res. Pwr. Supply Rev. 5.00% due 5/1/2022	1,500,000	1,738,965
California St. Pub. Wrks. Brd. Lease Rev. Dept. Gen. Svcs. Bldgs. 8 & 9 Ser. A 6.125% due 4/1/2028	1,000,000	1,171,360
Trustees Calif. St. Univ. Ser. D 6.125% due 4/1/2028	1,245,000	1,472,387
Var. Cap. Projs. Sub. Ser. I-1 6.125% due 11/1/2029	1,875,000	2,182,500
Dept. Dev. Svcs. Porterville Ser. C 6.50% due 4/1/2029	1,500,000	1,782,825
California St. Var. Purp. G.O. 5.125% due 4/1/2033	3,000,000	3,190,320
6.00% due 3/1/2033 - 11/1/2035	5,000,000	5,855,570
6.50% due 4/1/2033	2,000,000	2,410,560
California Statewide Cmntys. Dev. Auth. Rev. Var. Kaiser Hosp. Ser. C 5.25% due 8/1/2031	1,115,000	1,230,268

108	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2012 (unaudited)	Principal Amount	Value
California (continued)
Golden St. Tobacco Securitization Corp. CA Tobacco Settlement Rev. Enhanced Asset Bkd. Ser. A AMBAC Insured 5.00% due 6/1/2021	$1,500,000	$1,501,920
Los Angeles CA Dept. of Arpts. Rev. Sr-Los Angeles Intl. Arpt. Ser. A 5.00% due 5/15/2035	3,000,000	3,319,830
San Francisco City & Cnty. Arpt. Commn. Intl. Rev. Ref-AMT-Second-Ser. C 5.00% due 5/1/2025	1,500,000	1,667,040
Ser. G 5.25% due 5/1/2025	2,000,000	2,366,880
San Francisco City & Cnty. CA Pub. Utilities Commn. Wtr. Rev. 5.00% due 11/1/2033	3,000,000	3,381,810
San Francisco City & Cnty. CA Pub. Utilities Commn. Wtr. Rev. Wtr. Sys. Impt. Proj. Sub. Ser. A 5.00% due 11/1/2029	2,000,000	2,300,280
Univ. of California Revs. Ser. O 5.75% due 5/15/2029	1,000,000	1,193,280

		41,039,245
Colorado – 1.6%
Colorado Health Facs. Auth. Rev. Ref-Adventist Health/Sunbelt Ser. D 5.25% due 11/15/2035(2)	1,825,000	1,938,643
Colorado Hsg. & Fin. Auth. Single Family Mtg. Ser. A FHA Insured 5.50% due 11/1/2029	1,190,000	1,220,607
Colorado St. Health Facs. Auth. Rev. Catholic Health-Ser. A 5.25% due 2/1/2031	2,000,000	2,266,720
West Metro Fire Protn. Dist. CO. G.O. Ser. A MBIA Insured 5.25% due 12/1/2026	1,895,000	2,112,754

		7,538,724
Connecticut – 3.1%
Connecticut St. G.O. Ser. B 5.00% due 4/15/2029	3,000,000	3,521,730
Ser. C 5.75% due 11/1/2019	1,500,000	1,900,710
Ser. D 5.00% due 11/1/2030	2,000,000	2,330,180

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	109

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Connecticut (continued)
Connecticut St. Gen. Rev. Revolving Fd. Ser. A 5.00% due 1/1/2024	$1,500,000	$1,815,840
Connecticut St. Spl. Tax Oblig. Rev. Transn. Infrastructure Ser. A 5.00% due 11/1/2027	1,500,000	1,708,575
South Central CT Regl. Wtr. Auth. Wtr. Sys. Rev. Ref-27 Ser. 5.00% due 8/1/2032	2,320,000	2,653,454
Univ. of Connecticut Ser. A 5.00% due 2/15/2031	1,000,000	1,147,480

		15,077,969
Delaware – 0.3%
Wilmington Delaware G.O. Ser. A 5.00% due 12/1/2018(1)	1,195,000	1,477,486
5.00% due 12/1/2028	55,000	62,290

		1,539,776
District Of Columbia – 2.0%
District of Columbia Income Tax Sec. Rev. Ser. A 5.00% due 12/1/2036	2,000,000	2,264,300
Metropolitan Washington DC Arpt. Auth. Sys. Rev. Ser. A 5.00% due 10/1/2026	2,000,000	2,286,840
AMT-Ser.C 5.00% due 10/1/2028	1,500,000	1,634,175
AMT-Arpt. Sys. Ser. A 5.00% due 10/1/2030	3,000,000	3,313,560

		9,498,875
Florida – 4.0%
Brevard Cnty. FLA Health Facs. Auth. Health Care Facs. Rev. Health First Inc. Proj. 7.00% due 4/1/2039	1,500,000	1,825,695
Broward Cnty. FLA Wtr. & Swr. Utility Rev. Ser. A 5.00% due 10/1/2037	2,000,000	2,293,280
Florida St. G.O. Brd. of Ed. Ser. A 5.00% due 1/1/2022	2,000,000	2,387,740
Dept. Trans. Right of Way 5.375% due 7/1/2027	1,500,000	1,739,625

110	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Florida (continued)
Miami-Dade Cnty. FLA Aviation Rev. Ser. A 6.00% due 10/1/2027	$1,500,000	$1,737,870
Miami-Dade Cnty. FLA Health Facs. Auth. Hosp. Rev. Ref- Miami Childrens Hosp. Ser. A 6.125% due 8/1/2042	500,000	578,265
Orlando & Orange Cnty. FLA Expressway Auth. Rev. Ser. C 5.00% due 7/1/2026	2,480,000	2,824,348
Palm Beach Cnty. FLA Solid Waste Auth. Ref. 5.00% due 10/1/2031	2,000,000	2,258,560
Palm Beach Cnty. FLA Wtr. & Swr. Rev. FPL Reclaimed Wtr. Proj. 5.25% due 10/1/2033	1,500,000	1,714,920
Sarasota Cnty. FLA Pub. Hosp. Dist. Hosp. Rev. Sarasota Memorial Hosp. Proj. Ser. A 5.625% due 7/1/2039	1,500,000	1,628,295

		18,988,598
Georgia – 2.6%
Atlanta GA Arpt. Rev. Ref-Gen-Ser. C 5.25% due 1/1/2030	1,000,000	1,147,330
Atlanta GA Wtr. & Wastewtr. Rev. Ser. A 6.00% due 11/1/2027 - 11/1/2029	3,000,000	3,533,595
De Kalb Cnty. GA Wtr. & Swr. Rev. Ser. A 5.25% due 10/1/2025	2,000,000	2,401,780
Gwinnett Cnty. GA Sch. Dist. G.O. 5.00% due 2/1/2018(1)	1,760,000	2,131,043
5.00% due 2/1/2032 - 2/1/2036	2,740,000	3,028,625

		12,242,373
Guam – 0.2%
Guam Govt. Business Privilege Tax Rev. Ser. A 5.00% due 1/1/2027	1,000,000	1,109,990

		1,109,990
Hawaii – 0.6%
Hawaii St. G.O. Ref-Ser. DZ 5.00% due 12/1/2031	2,500,000	2,895,950

		2,895,950

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	111

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Illinois – 4.6%
Chicago IL Brd. of Ed. G.O. Ser. A 5.50% due 12/1/2039	$2,000,000	$2,268,400
Chicago IL Sales Tax Rev. Ser. A 5.25% due 1/1/2038	2,000,000	2,230,900
Chicago IL Wtr. Rev. Ref. 5.00% due 11/1/2029	1,500,000	1,727,145
Illinois St. G.O. 5.00% due 3/1/2017 - 1/1/2019	6,350,000	7,137,283
Ref. 5.00% due 1/1/2024 - 8/1/2025	4,500,000	4,851,640
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Ref. Ser. A-1 5.25% due 1/1/2030	2,000,000	2,210,780
Ser. B 5.50% due 1/1/2033	1,500,000	1,636,110

		22,062,258
Indiana – 0.5%
Indiana Fin. Auth. Health Sys. Rev. Sisters of St. Francis Health 5.00% due 11/1/2025	2,000,000	2,218,100

		2,218,100
Iowa – 0.9%
Iowa Fin. Auth. Rev. Revolving Fd. 5.00% due 8/1/2029	1,750,000	2,013,603
Iowa St. Student Loan Liquidity Corp. AMT-Sr. Ser. A-1 5.00% due 12/1/2021	2,000,000	2,226,480

		4,240,083
Kansas – 1.0%
Kansas St. Dept. Transn. Hwy. Rev. Ser. B-2 5.00% due 9/1/2022	1,500,000	1,787,145
Kansas St. Dev. Fin. Auth. Lease Rev. Ser. G-1 MBIA Insured 5.125% due 4/1/2022	1,300,000	1,367,678
Kansas St. Dev. Fin. Auth. Hosp. Rev. Adventist Health 5.50% due 11/15/2029	1,500,000	1,691,055

		4,845,878

112	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Louisiana – 1.4%
Louisiana Loc. Govt. Environmental Facs. & Cmnty. Dev. Auth. Jefferson Parish Ser. A 5.25% due 4/1/2022	$1,525,000	$1,751,935
Louisiana St. G.O. Ser. A 5.00% due 9/1/2025	1,500,000	1,760,565
St. John The Baptist Parish LA Rev. Marathon Oil Corp.-Ser. A 5.125% due 6/1/2037	3,000,000	3,133,920

		6,646,420
Maine – 0.8%
Maine St. Tpk. Auth. Rev. Ref. Ser. B 5.00% due 7/1/2030	1,835,000	2,112,103
6.00% due 7/1/2034	1,500,000	1,772,490

		3,884,593
Maryland – 1.7%
Anne Arundel Cnty. MD G.O. Cons. Gen. Impt. 5.00% due 4/1/2028	1,500,000	1,808,370
Baltimore Cnty. MD G.O. Met. Dist. 71st Issue 5.00% due 2/1/2022	1,500,000	1,771,710
Maryland St. Dept. Transn. Cons. Transn. 5.25% due 12/15/2017	1,500,000	1,846,815
Prince Georges Cnty. MD G.O. Cons. Pub. Impt. Ser. A 5.00% due 9/15/2029	2,285,000	2,728,770

		8,155,665
Massachusetts — 4.8%
Massachusetts Bay Transn. Auth. Rev. Ser. A 5.25% due 7/1/2034	1,500,000	1,728,120
Massachusetts St. College Bldg. Auth. Ser. A
5.00% due 5/1/2028	2,000,000	2,367,940
Ser. B 5.00% due 5/1/2030	1,500,000	1,714,470
Massachusetts St. Dept. Transn. Met Hwy. Sys. Rev. Ser. B 5.00% due 1/1/2027	2,000,000	2,216,960
Massachusetts St. Health & Ed. Facs. Auth. Rev. Ser. A, M.I.T. 5.00% due 7/1/2038	1,500,000	1,686,090

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	113

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Massachusetts (continued)
Massachusetts St. Health & Ed. Facs. Auth. Rev. Harvard Univ. Ser. B 5.00% due 10/1/2038	$1,500,000	$1,694,805
Harvard Univ. Ser. A 5.50% due 11/15/2036	1,500,000	1,808,100
Ser. O, M.I.T. 6.00% due 7/1/2036	1,500,000	1,845,630
Massachusetts St. Sch. Bldg. Auth. Sales Tax Rev. Ref-Senior-Ser. A 5.00% due 8/15/2030(3)	2,500,000	2,922,050
Massachusetts St. Wtr. Poll. Abatement Tr. Ref. 5.00% due 8/1/2028	1,500,000	1,775,820
Massachusetts St. Wtr. Res. Auth. Ref-Gen-Ser. B 5.00% due 8/1/2031	2,000,000	2,309,640
Ser. A 5.00% due 8/1/2037	1,000,000	1,139,130

		23,208,755
Michigan – 2.0%
Michigan Mun. Bd. Auth. Dept. of Treasury Rev. St. Clean Wtr. Revolving Fd. 5.00% due 10/1/2019	2,000,000	2,374,680
Michigan St. Hsg. Dev. Auth. Rental Hsg. Rev. Ser. B 5.00% due 10/1/2018	1,820,000	1,973,845
Wayne Cnty. MI Arpt. Auth. Rev. Arpt. Rev. Ref-Ser. B 5.00% due 12/1/2020	2,595,000	2,988,402
AMT-Arpt. Rev. Ref. Ser. A 5.00% due 12/1/2022	2,000,000	2,209,900

		9,546,827
Minnesota – 2.7%
Minnesota St. G.O. Hwy. & Var. Purp. 5.00% due 8/1/2022	1,500,000	1,757,070
Ref-St. Var. Purp. Ser. D 5.00% due 8/1/2022	1,500,000	1,864,200
Var. Purp. Ser. D 5.00% due 8/1/2024	2,000,000	2,470,360
Minnesota St. Pub. Safety Radio 5.00% due 6/1/2024	2,000,000	2,344,320
Tobacco Securitization Auth. MN Tobacco Settlement Rev. Tobacco Settlement-Ref. Ser. B 5.00% due 3/1/2020	2,000,000	2,328,180
5.25% due 3/1/2023	2,000,000	2,352,720

		13,116,850

114	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Mississippi – 0.4%
Warren Cnty. MS Gulf Opportunity Zone Intl. Paper Ser. A 6.50% due 9/1/2032	$1,500,000	$1,692,255

		1,692,255
Missouri – 1.5%
Metropolitan St. Louis MO Swr. Dist. Wastewtr. Sys. Rev. Ser. A 5.75% due 5/1/2038	1,500,000	1,691,025
Missouri St. Environmental Impt. & Energy Res. Auth. Wtr. Poll. St. Revolving Fds. Pgs. Ser. A 5.75% due 1/1/2029	1,500,000	1,816,320
Missouri St. Hwys & Trans Commn. St. Rd. Rev. (1st Lein) 5.00% due 5/1/2025	1,500,000	1,697,865
(2nd Lein) 5.25% due 5/1/2018	1,500,000	1,789,995

		6,995,205
Montana – 0.5%
Forsyth MT Poll. Ctl. Rev. Ref-Portland Gen. Elec. Co. Ser. A 5.00% due 5/1/2033	2,000,000	2,215,380

		2,215,380
Nevada – 0.9%
Clark Cnty. NV G.O. Ref-Transn-Ser. A 5.00% due 12/1/2029	2,000,000	2,217,560
Clark Cnty. NV Wtr. Reclamation Dist. G.O. Ser. A 5.25% due 7/1/2038	2,000,000	2,257,600

		4,475,160
New Jersey – 4.6%
Essex Cnty. NJ Impt. Auth. Proj. Rev. AMBAC Insured 5.00% due 12/15/2023	2,000,000	2,270,440
Middlesex Cnty. NJ Impt. Auth. Lease Rev. Regl. Ed. Svc. Commn. 5.25% due 12/15/2033	1,500,000	1,698,285
New Jersey Economic Dev. Auth. Rev. Sch. Facs. Constr. Ser. O 5.25% due 3/1/2022	1,500,000	1,631,940

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	115

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2012 (unaudited)	Principal Amount	Value
New Jersey (continued)
New Jersey Environmental Infrastructure Tr. AMT-Ser. B 5.00% due 9/1/2028	$1,355,000	$1,547,193
New Jersey Garden St. Preservation Tr. Ser. A FSA Insured 5.50% due 11/1/2015	1,500,000	1,737,090
New Jersey St. Ed. Facs. Auth. Rev. Princeton Univ. Ser. E 5.00% due 7/1/2033	1,500,000	1,699,695
New Jersey St. Trans. Trust Fund Auth. Trans. Sys. Rev. Ser. A 5.50% due 6/15/2041	3,000,000	3,462,300
New Jersey St. Transn. Tr. Fd. Auth. Transn. Sys. Ser. D 5.00% due 6/15/2020	2,000,000	2,191,780
Transn. Sys. Ser. C FSA Insured 5.50% due 12/15/2016	1,500,000	1,773,330
Transn. Sys. Ser. B 5.50% due 6/15/2031	1,500,000	1,741,155
New Jersey St. Var. Purp. G.O. 5.00% due 6/1/2021	2,000,000	2,393,720

		22,146,928
New York – 9.2%
Metropolitan Transn. Auth. NY Dedicated Tax Fd. Subser. B-2 5.00% due 11/15/2031	2,000,000	2,268,380
Ser. B 5.00% due 11/15/2034	1,500,000	1,653,015
Metropolitan Transn. Auth. NY Rev. Ser. D 5.00% due 11/15/2024	2,500,000	2,898,725
New York City NY Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Ref-Ser. AA 5.00% due 6/15/2034	2,000,000	2,266,420
New York NY G.O.
Ser. D1 5.125% due 12/1/2024	1,500,000	1,744,860
Ser. H-1 5.25% due 3/1/2021	1,500,000	1,804,410
Subser. B-1 5.25% due 9/1/2025	2,000,000	2,335,520

116	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2012 (unaudited)	Principal Amount	Value
New York (continued)
New York St. Dorm. Auth. Lease Rev. Mental Health Svcs. Facs. Ser. A 5.00% due 8/15/2021	$2,000,000	$2,408,940
New York St. Dorm. Auth. Rev. NonStruct. Supp. Debt. Columbia Univ. Ser. C 5.00% due 7/1/2029	1,500,000	1,725,720
New York St. Dorm. Auth. Revs. St. Supp. Debt. Third Gen. Res. St. Univ. Edl. Facs. Ser. A 5.00% due 5/15/2025 - 5/15/2026	4,500,000	5,334,990
New York St. Dorm. Auth. St. Personal Income Tax Rev. Ser. E 5.00% due 8/15/2027	2,000,000	2,328,880
New York St. Environmental Facs. Corp. St. Clean Wtr & Drinking Revolving Fds-NYC Muni. Wtr. Fin. Auth. Projs-2nd Res-Ser. D 5.00% due 6/15/2027(3)	2,000,000	2,393,020
New York St. Liberty Dev. Corp. Liberty Rev. Ref-7 World Trade Ctr. Class 1 5.00% due 9/15/2029 - 9/15/2040	4,925,000	5,604,360
New York St. Thruway Auth. NY 5.25% due 3/15/2027	1,500,000	1,744,965
New York St.Thruway Auth. Second Gen. Hwy. & Bridge Tr. Fd. Ser. A-1 5.00% due 4/1/2028	1,500,000	1,740,300
Port Authority of NY & NJ Consol-Ser. 169 5.00% due 10/15/2024	2,000,000	2,314,740
Consol-Ser. 172 5.00% due 10/1/2030	3,000,000	3,329,280

		43,896,525
North Carolina – 2.5%
Charlotte NC Wtr. & Swr. Sys. Rev. Ser. B 5.00% due 7/1/2033	1,750,000	2,011,730
North Carolina St. Med. Care Commn. Health Care Facs. Rev. Duke Univ. Health Sys. Ser. A 5.00% due 6/1/2032	2,000,000	2,227,960
Raleigh NC Combined Enterprise Sys. Rev. Ser. A 5.00% due 3/1/2026	1,600,000	1,828,528
University NC Univ. Revs. 5.00% due 12/1/2027	1,500,000	1,702,275

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	117

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2012 (unaudited)	Principal Amount	Value
North Carolina (continued)
Wake Cnty. NC G.O. 5.00% due 3/1/2017(1)	$1,500,000	$1,791,120
Pub. Impt. Ser. A 5.00% due 4/1/2018	2,000,000	2,433,860

		11,995,473
Ohio – 2.1%
Buckeye OH Tobacco Settlement Fing. Auth. Asset Bkd. Ser. A-1 5.00% due 6/1/2015	2,000,000	2,132,860
Columbus OH Swr. Rev. Ser. A 5.00% due 6/1/2028	1,500,000	1,686,855
Franklin Cnty. OH Cnvtn. Facs. Ref. Tax & Lease Rev. Antic. Bds. AMBAC Insured 5.25% due 12/1/2016	1,000,000	1,019,210
Lucas Cnty. OH Hosp. Rev. Ref-Promedica Healthcare-Ser. D 5.25% due 11/15/2028	1,550,000	1,732,048
Ohio St. Air Quality Dev. Auth. Rev. Ref-Poll. Ctl. FirstEnergy Generation Corp. Ser. C 5.625% due 6/1/2018	1,500,000	1,728,255
Ohio St. Hosp. Fac. Rev. Cleveland Clinic Health Ser. B 5.50% due 1/1/2034	1,500,000	1,683,885

		9,983,113
Oklahoma – 0.4%
Oklahoma St. Wtr. Res. Brd. Revolving Fd. Rev. Master Tr. 5.00% due 4/1/2029	1,635,000	1,884,795

		1,884,795
Oregon – 1.3%
Deschutes & Jefferson Cnty. OR Sch. Dist. G.O. 6.125% due 6/15/2032	1,500,000	1,785,825
Oregon St. Dept. Administrative Svcs. Lottery Rev. Ser. A 5.25% due 4/1/2030	1,480,000	1,746,711
Oregon St. Dept. Trans. Hwy. User Tax Rev. Sr. Lien-Ser. A 5.00% due 11/15/2033	1,500,000	1,688,685
Oregon St. G.O. St. Brd. Ed. Ser. D 5.00% due 8/1/2025	1,000,000	1,188,140

		6,409,361

118	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Pennsylvania – 1.2%
Franklin Cnty. PA Ind. Dev. Auth. Rev. Chambersburg Hosp. Proj. 5.30% due 7/1/2030	$1,000,000	$1,083,170
Pennsylvania St. Tpk. Commn. Oil Franchise Tax Rev. Rmk. Ser. C of 2003 Tpk. 5.00% due 12/1/2032	2,125,000	2,317,886
Pennsylvania St. Tpk. Commn. Tpk. Rev. Sub-Spl-Motor License Fd. Enhanced Ser. A 6.00% due 12/1/2036	1,000,000	1,191,890
St. Mary Hosp. Auth. PA Health Sys. Rev. Catholic Health East Ser. A 5.00% due 11/15/2018	1,000,000	1,166,630

		5,759,576
Puerto Rico – 7.5%
Puerto Rico Comwlth. G.O. Ref-Pub. Impt. Ser. A 5.25% due 7/1/2023	2,000,000	2,158,020
5.75% due 7/1/2028	2,000,000	2,199,360
Ref. Pub. Impt. Ser. B 6.50% due 7/1/2037	500,000	563,865
Puerto Rico Comwlth. Govt. Dev. Bk. Ser. B Sr. Nts. 5.00% due 12/1/2014	2,460,000	2,612,741
Puerto Rico Comwlth. Hwy. & Transn. Auth. Transn. Ser. K 5.00% due 7/1/2021	2,000,000	2,100,080
Puerto Rico Comwlth. Hwy. & Transn. Auth. Transn. Rev. Ser. I FGIC Insured 5.00% due 7/1/2024	1,500,000	1,558,080
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. TT 5.00% due 7/1/2024	1,500,000	1,585,980
Ser. ZZ 5.25% due 7/1/2025	2,000,000	2,175,220
Ser. WW 5.50% due 7/1/2021	1,500,000	1,666,800
Ser. XX 5.75% due 7/1/2036	2,000,000	2,176,000
Puerto Rico Pub. Bldgs. Auth. Rev. Gtd. Ref-Govt. Facs. Ser. H 5.25% due 7/1/2013	500,000	520,805
Ref-Govt. Facs. Ser. F 5.25% due 7/1/2017	1,470,000	1,625,776

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	119

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Pub. Bldgs. Auth. Rev. Gtd. Govt. Facs. Ser. S 5.75% due 7/1/2022	$2,000,000	$2,187,980
Ref-Govt. Facs. Ser. P 6.00% due 7/1/2019	1,170,000	1,376,903
Govt. Facs. Ser. S 6.00% due 7/1/2041	1,575,000	1,710,466
Ref-Govt. Facs. Ser. P 7.00% due 7/1/2021	1,500,000	1,641,510
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. Ser. C 5.00% due 8/1/2022	2,000,000	2,391,020
Ser. A 5.00% due 8/1/2024	2,000,000	2,228,860
5.25% due 8/1/2027	1,500,000	1,675,095
Ser. A Pre-refunded-First Sub 6.125% due 2/1/2014(1)	40,000	43,678
Ser. A Unrefunded-First Sub 6.125% due 8/1/2029	1,460,000	1,548,053

		35,746,292
Rhode Island – 0.8%
Rhode Island St. & Providence Plantations G.O. Cons. Cap. Dev. Lien-Ser. A 5.50% due 8/1/2031	1,500,000	1,780,155
Tobacco Settlement Fing. Corp. RI Asset Bkd. Ser. A 6.00% due 6/1/2023	880,000	881,258
6.125% due 6/1/2032	1,015,000	1,038,325

		3,699,738
South Carolina – 2.6%
Charleston Cnty. SC G.O. Cap. Impt. Transn. Sales Tax 5.00% due 11/1/2022	2,000,000	2,509,860
Greenville SC Hosp. Sys. Brd. Hosp. Facs. Rev. Ref. 5.00% due 5/1/2031	3,000,000	3,236,490
South Carolina St. Pub. Svc. Auth. Rev. Obgs-Ser. D 5.00% due 12/1/2030	3,000,000	3,447,000
Ser. B
5.25% due 1/1/2034	1,500,000	1,700,490
Ref. Ser. A 5.50% due 1/1/2015	1,500,000	1,679,715

		12,573,555

120	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Tennessee – 1.7%
Johnson City Health & Edl. Facs. Brd. Hosp. Rev. Mountain Sts. Health Alliance 5.625% due 7/1/2030	$1,500,000	$1,687,095
Metropolitan Govt. Nashville & Davidson Cnty. Tenn Health & Ed. Facs. Brd. Rev. Vanderbilt Univ. Ser. A 5.00% due 10/1/2034	1,250,000	1,400,300
Vanderbilt Univ. Ser. B 5.50% due 10/1/2034	1,500,000	1,739,130
Tennessee St. G.O. Ser. C 5.00% due 5/1/2018(1)	1,425,000	1,747,492
Tennessee St. Sch. Bd. Auth. Higher Ed. Facs. Ser. B 5.125% due 5/1/2033	1,500,000	1,689,540

		8,263,557
Texas – 9.3%
Allen, Tex. Indpt. Sch. Dist. G.O. Ref. 5.00% due 2/15/2036	1,580,000	1,776,078
Austin, Tex. Elec. Utility Sys. Rev. Ser. A 5.00% due 11/15/2026	2,000,000	2,293,780
Bexar Cnty. Tex. G.O. Certificates Oblig. 5.00% due 6/15/2030	1,500,000	1,690,785
Canadian River Tex. Mun. Wtr. Auth. Sub Lien-Conjunctive Use Groundwater Supply Proj. 5.00% due 2/15/2026	2,000,000	2,301,500
Dallas-Fort Worth Tex. Intl. Arpt. Rev. Ref-JT-Ser. B 5.00% due 11/1/2023	2,500,000	2,897,650
Harris Cnty. Tex. Flood Ctl. Dist. Ref-Contract Tax Ser. A 5.00% due 10/1/2034	2,000,000	2,255,720
Harris Cnty. Tex. G.O. Ser. B 5.00% due 10/1/2024	1,500,000	1,793,625
Ref-Rd-Ser. A 5.25% due 10/1/2031	1,500,000	1,766,520
Montgomery Cnty. Tex. G.O. 5.125% due 3/1/2031	1,500,000	1,679,430
North Tex. Mun. Wtr. Dist. Regl. Wastewtr. Rev. 5.00% due 6/1/2028	1,500,000	1,687,995

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	121

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Texas (continued)
North Tex. Twy. Auth. Dallas North Twy. Sys. Rev. Ser. C 6.00% due 1/1/2023 - 1/1/2025	$4,250,000	$5,010,200
North Tex. Twy. Auth. Rev. Ref-1st Tier Ser. A 5.00% due 1/1/2029	3,000,000	3,297,090
Spl. Projs. Sys. Ser. A 5.00% due 9/1/2031	2,000,000	2,254,900
Spl. Projs. Sys. Ser. D 5.00% due 9/1/2031	2,000,000	2,254,900
Sr. Projs. Sys. Ser. A 5.50% due 9/1/2036	1,500,000	1,745,970
Northwest Tex. Indpt. Sch. Dist. G.O. Sch. Bldg. 5.00% due 2/15/2036	2,500,000	2,814,350
Round Rock Tex. Indpt. Sch. Dist. G.O. Sch. Bldg. 5.25% due 8/1/2034	1,500,000	1,756,830
Tex. Private Activity Bd. Surface Transn. Corp. Sr. Lien 6.875% due 12/31/2039	3,130,000	3,685,231
Texas St. Univ. Sys. Fing. Rev. 5.25% due 3/15/2027	1,500,000	1,718,910

		44,681,464
Utah – 0.2%
Metropolitan Wtr. Dist. of UT Salt Lake & Sandy Wtr. Rev. Ref. Ser. A 5.00% due 7/1/2037	1,000,000	1,142,740

		1,142,740
Virginia – 1.9%
Fairfax Cnty. VA Indl. Dev. Auth. Rev. Health Care Inova Ser. C 5.00% due 5/15/2025	500,000	570,895
Tobacco Settlement Fin. Corp. VA Asset Bkd. 5.50% due 6/1/2026(1)	1,340,000	1,474,040
Virginia St. Pub. Sch. Auth. Sch. Fing. Ser. B 5.00% due 8/1/2028	1,500,000	1,702,785
5.25% due 8/1/2033	1,000,000	1,134,120
Virginia St. Pub. Sch. Auth. Spl. Oblg. Montgomery Cnty. Sch. Fing. 5.00% due 1/15/2026	2,000,000	2,361,640

122	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Virginia (continued)
Virginia St. Res. Auth. Infrastructure Rev. Pooled Fing. Prog. Ser. B 5.00% due 11/1/2030	$1,375,000	$1,625,346

		8,868,826
Washington – 2.4%
Clark Cnty. WA Pub. Utility Dist. No. 001 Generating Sys. Rev. 5.00% due 1/1/2024	2,000,000	2,240,860
King Cnty. WA Swr. Rev. 5.50% due 1/1/2030	1,815,000	2,062,729
Port of Seattle WA Rev. Ref-AMT-Intl. Ser. B 5.00% due 8/1/2024	1,500,000	1,705,950
AMT-Ref-Ser. B 5.00% due 9/1/2024	1,500,000	1,715,310
Tobacco Settlement Auth. WA Tobacco Settlement Rev. Asset Bkd. 6.50% due 6/1/2026	1,400,000	1,459,584
Washington St. G.O. Motor Vehicle Tax-Senior 520 Corridor Prog. Toll-Ser. C 5.00% due 6/1/2033	2,000,000	2,270,360

		11,454,793
Wisconsin – 0.7%
Wisconsin St. Health & Edl. Facs. Auth. Rev. Aurora Health Care Ser. A 5.00% due 7/15/2028	1,000,000	1,085,400
Aurora Health Care 6.50% due 4/15/2033	2,000,000	2,055,800

		3,141,200
Total Municipal Bonds (Cost $428,488,251)		460,700,293

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	123

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Short-Term Investments – 0.1%

Phoenix, AZ G.O. Ser. B 5.375% due 7/1/2012(1)	$420,000	$420,000
Total Short-Term Investments (Cost $420,000)		420,000
Total Investments - 96.4% (Cost $428,908,251)		461,120,293
Other Assets, Net - 3.6%		17,462,623
Total Net Assets - 100.0%		$478,582,916

(1)	Pre-refunded.
(2)	Variable rate security. The rate shown is the rate in effect at June 30, 2012.
(3)	When-issued security.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—	$460,700,293	$—	$460,700,293

Short-Term Investments	—	420,000	—	420,000

Total	$—	$461,120,293	$—	$461,120,293

124	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Municipal Bonds – 95.0%
Arizona – 0.8%
Tempe AZ Indl. Dev. Auth. Rev. Ref- Friendship Vlg. Ser. A 6.25% due 12/1/2042	$2,000,000	$2,117,920

		2,117,920
California – 11.0%
California Health Facs. Fing. Auth. Rev. Episcopal Home Ser. B 6.00% due 2/1/2032	1,500,000	1,665,315
California Infrastructure & Economic Dev. Bank Rev. Ref-SRI International 5.00% due 9/1/2028	2,000,000	2,175,920
California St. Hsg. Fin. Agy. Rev. AMT-Home Mtge. Ser. K 5.50% due 2/1/2042	1,735,000	1,794,875
California St. Muni. Fin. Auth. Rev. Emerson College 5.75% due 1/1/2033	1,300,000	1,495,897
California St. Pub. Wrks. Brd. Lease Rev. Var. Cap. Projs. Ser. A 5.00% due 4/1/2034	1,500,000	1,588,860
Var. Cap. Projs. Sub. Ser. I-1 6.125% due 11/1/2029	1,500,000	1,746,000
6.625% due 11/1/2034	2,000,000	2,377,740
California St. Var. Purp. G.O. 5.125% due 4/1/2033	2,000,000	2,126,880
6.00% due 11/1/2039	1,500,000	1,751,895
Foothill Eastern Trans. Corridor Agy. CA. Toll Road Rev. Ref-Convertible Cap. Apprec. 5.875% due 1/15/2026	2,000,000	2,079,280
Port of Oakland CA Rev. Ref-AMT-Ser. O 5.125% due 5/1/2031	1,250,000	1,299,825
San Diego Calif. Redev. Agy. Tax Allocation Rev. City Heights Redev. Ser. A 5.625% due 9/1/2040	1,000,000	1,005,430
Naval Training Ctr. Ser. A 5.75% due 9/1/2040	1,000,000	1,047,610
San Ysidro Redev. Ser. A 5.75% due 9/1/2040	1,000,000	1,047,610
San Francisco Calif. City & Cnty. Arpt. Commn. Intl. Arpt. Rev. Ref. AMT- Second Ser. F 5.00% due 5/1/2030	1,540,000	1,666,542

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	125

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
California (continued)
San Jose CA. Arpt. Rev. AMT-Ser. A-1 5.75% due 3/1/2034	$2,000,000	$2,222,900
Tulare Calif. Redev. Agy. Tax Allocation Merged Tulare Redev. Ser. A 6.125% due 8/1/2035	1,970,000	2,031,168

		29,123,747
Colorado – 3.9%
Colorado E-470 Pub. Hwy. Auth. Rev. Ser. C 5.375% due 9/1/2026	1,000,000	1,088,290
Colorado Regl. Trans. Dist. Private Activity Rev. Denver Trans. Partners 6.00% due 1/15/2034	3,425,000	3,856,310
Regl. Transn. Dist. CO Private Activity Rev. Denver Trans. Partners 6.00% due 1/15/2026 - 1/15/2041	4,670,000	5,257,362

		10,201,962
Delaware – 0.6%
Delaware St. Muni. Elec. Corp. Rev. 5.00% due 7/1/2037	1,500,000	1,626,465

		1,626,465
District Of Columbia – 2.6%
District of Columbia Metropolitian Arpts. Auth. Arpt. Sys. Rev. Ser. A 5.00% due 10/1/2028	2,500,000	2,799,650
District of Columbia Rev. Utd. Negro College Fund 6.875% due 7/1/2040	2,000,000	2,315,800
District of Columbia Tobacco Settlement Fing. Corp. Asset Bkd. Bds. 6.50% due 5/15/2033	1,500,000	1,654,950

		6,770,400
Florida – 6.2%
Brevard Cnty. FLA Health Facs. Auth. Health Care Facs. Rev. Health First Inc. Proj. 7.00% due 4/1/2039	1,500,000	1,825,695
Highlands Cnty. FLA Health Facs. Auth. Rev. Adventist Health/Sunbelt Ser. B 6.00% due 11/15/2037	1,600,000	1,828,512
Miami-Dade Cnty. FLA Health Facs. Auth. Hosp. Rev. Ref- Miami Childrens Hosp. 5.875% due 8/1/2042	975,000	1,111,324

126	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH INCOME MUNICIPAL BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Florida (continued)
Ref- Miami Childrens Hosp. Ser. A 6.125% due 8/1/2042	$3,395,000	$3,926,419
Palm Beach Cnty. FLA Solid Waste Auth. Ref. 5.00% due 10/1/2031	1,000,000	1,129,280
Village Cmnty. Dev. Dist. No. 8 FLA Spl. Assessment Rev. Ref-Phase II 6.125% due 5/1/2039	2,410,000	2,750,919
Ref-Phase III 6.125% due 5/1/2040	3,470,000	3,958,368

		16,530,517
Georgia – 1.2%
Atlanta GA Wtr. & Wastewtr. Rev. Ser. A 6.25% due 11/1/2039	1,250,000	1,475,575
De Kalb Cnty. GA Wtr. & Swr. Rev. Ser. A 5.25% due 10/1/2030	1,500,000	1,735,095

		3,210,670
Illinois – 6.7%
Chicago IL Brd. of Ed. G.O. Ser. A 5.50% due 12/1/2039	1,500,000	1,701,300
Chicago IL O’Hare International Arpt. Rev. Gen-Third Lien-Ser. A 5.375% due 1/1/2032	1,245,000	1,246,021
5.75% due 1/1/2039	1,500,000	1,723,440
Chicago IL Proj. G.O. Ser. A 5.00% due 1/1/2034	1,500,000	1,632,300
Chicago IL Wtr. Rev. Ref. 5.00% due 11/1/2029	1,490,000	1,715,631
Illinois Fin. Auth. Rev. Temps-50-Park Place Elmhurst Ser. D-3 6.25% due 8/15/2015	1,250,000	1,250,025
Ref-Roosevelt Univ. Proj. 6.25% due 4/1/2029	2,600,000	2,861,378
6.50% due 4/1/2044	755,000	827,804
Temps-75-Admiral at Lake-D-1 7.00% due 5/15/2018	1,000,000	1,009,850
Illinois St. G.O. Ref. 5.00% due 1/1/2024	1,500,000	1,611,300
Ser. A 5.00% due 9/1/2031	2,000,000	2,095,840

		17,674,889

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	127

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Indiana – 0.8%
Indiana Hlth. & Edl. Fac. Fing. Auth. Hosp. Rev. Cmnty. Fndtn. Northwest Indiana 5.50% due 3/1/2037	$1,900,000	$2,006,647

		2,006,647
Iowa – 0.4%
Iowa St. Student Loan Liquidity Corp. AMT-Sr. Ser. A-1 5.00% due 12/1/2021	1,000,000	1,113,240

		1,113,240
Kentucky – 1.9%
Kentucky Economic Dev. Fin. Auth. Owensboro Med. Hlth Sys. Rev. Ser. A 6.00% due 6/1/2030	2,000,000	2,261,500
Kentucky Economic Dev. Fin. Auth. Hosp. Facs. Rev. Ref-Owensboro Medical Hlth. Ser. B 6.375% due 3/1/2040	2,500,000	2,876,975

		5,138,475
Louisiana – 2.2%
Louisiana Pub. Facs. Auth. Rev. Ochsner Clinic Fndtn. Proj. 6.50% due 5/15/2037	1,500,000	1,703,055
St. John The Baptist Parish LA Rev. Marathon Oil Corp. Ser. A 5.125% due 6/1/2037	4,000,000	4,178,560

		5,881,615
Maryland – 1.1%
Gaithersburg MD Economic Dev. Rev. Ref-Asbury MD Oblig. Ser. B 6.00% due 1/1/2023	1,500,000	1,678,080
Prince Georges Cnty. MD G.O. Cons. Pub. Impt. Ser. A 5.00% due 9/15/2029	1,000,000	1,194,210

		2,872,290
Massachusetts – 2.0%
Massachusetts Dev. Fin. Agy. Sr. Living Fac. Rev. Ser. B-1 7.25% due 6/1/2016(3)	1,100,000	860,805
Groves-Lincoln Ser. A 7.50% due 6/1/2029(3)	1,000,000	746,530
Massachusetts Edl. Fing. Auth. Ed. Loan Rev. Ser. J 5.625% due 7/1/2028 - 7/1/2033	3,500,000	3,765,530

		5,372,865

128	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH INCOME MUNICIPAL BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Michigan – 3.1%
Detroit MI Wtr. Sply. Sys. Rev. Sr. Lien Ser. A 5.25% due 7/1/2041	$2,000,000	$2,053,320
Michigan St. Hsg. Dev. Auth. Single Fam. Homeownership AMT-Ser.C 5.50% due 12/1/2028	1,130,000	1,199,020
Michigan Tobacco Settlement Fin. Auth. Tobacco Settlement Asset Sr. Ser. A 5.25% due 6/1/2022	1,970,000	1,776,054
Wayne Cnty. MI Arpt. Auth. Rev. AMT-Arpt. Rev. Ref. Ser. A 5.00% due 12/1/2022	1,500,000	1,657,425
Detroit Met Wayne Cnty. Arpt. NATL-RE Insured 5.00% due 12/1/2034	1,500,000	1,508,790

		8,194,609
Minnesota – 1.1%
Tobacco Securitization Auth. MN Tobacco Settlement Rev. Tobacco Settlement-Ref. Ser. B 5.25% due 3/1/2031	2,500,000	2,779,900

		2,779,900
Nevada – 0.6%
Clark Cnty. NV Ind. Dev. Rev. Southwest Gas Corp. Proj. Ser. A AMBAC Insured 5.25% due 7/1/2034	1,500,000	1,518,030

		1,518,030
New Jersey – 6.6%
New Jersey Economic Dev. Auth. Rev. Ref. 5.00% due 6/15/2026	3,000,000	3,259,470
Cigarette Tax 5.75% due 6/15/2029 - 6/15/2034(1)	4,060,000	4,486,990
MSU Student Hsg. Proj. Provident Group-Montclair LLC 5.875% due 6/1/2042	2,000,000	2,206,320
New Jersey St. Higher Ed. Assistance Auth. Student Loan Rev. Ser. 1 5.75% due 12/1/2028	1,500,000	1,661,835
New Jersey St. Trans. Trust Fund Auth. Trans. Sys. Rev. Ser. A 5.50% due 6/15/2041	2,000,000	2,308,200

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	129

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
New Jersey (continued)
New Jersey St. Trans. Trust Fund Auth. Rev. Transn. Ser. A 5.25% due 6/15/2030	$2,000,000	$2,291,560
Transn. Ser. B 5.25% due 6/15/2036	1,060,000	1,192,712

		17,407,087
New Mexico – 1.5%
Farmington NM Poll. Ctrl. Rev. Ref-AMT-Pub. Svc. N Mex San Juan Ser. D 5.90% due 6/1/2040	2,000,000	2,176,120
Ref- Pub. Svc. N Mex Ser. F 6.25% due 6/1/2040	1,600,000	1,722,704

		3,898,824
New York – 5.5%
Albany NY Cap. Res. Corp. Rev. St. Peter’s Hosp. 6.25% due 11/15/2038	1,500,000	1,748,190
Hempstead Town NY Loc. Dev. Corp. Rev. Molloy College Proj. 5.75% due 7/1/2039	1,500,000	1,639,545
Long Island NY Pwr. Auth. Rev. Ref. Ser. B 5.00% due 9/1/2029(2)	500,000	564,530
Metropolitan Transn. Auth. NY Rev. Ser. D 5.00% due 11/15/2027	1,500,000	1,712,955
New York Metropolitan Trans. Auth. Rev. Ser. D 5.00% due 11/15/2027 - 11/15/2030(2)	4,500,000	5,029,645
New York St. Thruway. Auth. Gen. Rev. Ser. I 5.00% due 1/1/2037(2)	2,000,000	2,188,020
Port Auth. of New York & New Jersey Spl. Oblig. Rev. JFK International Air Terminal LLC 6.00% due 12/1/2036	1,500,000	1,704,270

		14,587,155
North Carolina – 0.8%
North Carolina St. Med. Care Commn. Health Care Facs. Rev. Duke Univ. Health Sys. Ser. A 5.00% due 6/1/2032	2,000,000	2,227,960

		2,227,960
Ohio – 1.9%
Bowling Green OH Student Hsg. Rev. CFP I LLC St. Univ. Proj. 6.00% due 6/1/2045	1,500,000	1,588,845

130	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH INCOME MUNICIPAL BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Ohio (continued)
Ohio St. Air Quality Dev. Auth. Rev. Ref-Poll. Ctl. FirstEnergy Generation Corp. Ser. C 5.625% due 6/1/2018	$1,000,000	$1,152,170
Ohio St. Environmental Facs. Rev. Ford Motor Co. Proj.
5.95% due 9/1/2029	760,000	760,350
6.15% due 6/1/2030	1,500,000	1,500,795

		5,002,160
Oklahoma – 1.3%
Oklahoma Dev. Fin. Auth. CCRC Rev. Ref-Inverness Vlg. Cmnty. 6.00% due 1/1/2032	1,625,000	1,701,554
Tulsa Cnty. OKLA Indl. Auth. Sr. Living Cmnty. Rev. Montereau Inc. Proj. Ser. A 7.25% due 11/1/2040	1,500,000	1,660,875

		3,362,429
Pennsylvania – 4.3%
Allegheny Cnty. PA Arpt. Auth. Rev. Pittsburgh International Arpt. Ser. A-1 5.00% due 1/1/2028	1,000,000	1,068,530
Cumberland Cnty. PA Mun. Auth. Rev. Asbury PA Oblig. Group
6.00% due 1/1/2030	1,250,000	1,308,213
Diakon Lutheran 6.125% due 1/1/2029	1,500,000	1,635,840
Dauphin Cnty. PA Gen. Auth. Health Sys. Rev. Pinnacle Health Sys Proj. Ser. A 6.00% due 6/1/2036	1,500,000	1,666,965
Pennsylvania Economic Dev. Fin. Auth. Exmt. Fac. Rev. Ref-Amtrak Proj. Ser. A 5.00% due 11/1/2041	2,770,000	2,908,860
Pennsylvania St. Tpk. Commn. Tpk. Rev. Sub. Ser. B 5.25% due 6/1/2039	1,500,000	1,605,570
Sub. Ser. A
6.50% due 12/1/2036	1,000,000	1,191,880

		11,385,858
Puerto Rico – 7.8%
Puerto Rico Comwlth. Aqueduct & Swr. Auth. Rev. Sr. Lien Ser. A 5.75% due 7/1/2037	2,775,000	2,901,540
Puerto Rico Comwlth. G.O. Ref-Pub. Impt. Ser. A 5.50% due 7/1/2039	2,500,000	2,569,600

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	131

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Puerto Rico (continued)
Ref-Pub. Impt. Ser. E 5.625% due 7/1/2033	$2,000,000	$2,094,680
Ref-Pub. Impt. Ser. B 5.875% due 7/1/2036	1,000,000	1,031,060
6.50% due 7/1/2037	1,500,000	1,691,595
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. TT 5.00% due 7/1/2032	1,595,000	1,620,297
Ser. XX 5.75% due 7/1/2036	1,500,000	1,632,000
Puerto Rico Pub. Bldgs. Auth. Rev. Gtd. Govt. Facs. Ser. S 6.00% due 7/1/2041	4,500,000	4,887,045
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. 1st Sub-Ser. C 6.00% due 8/1/2039	2,040,000	2,305,506

		20,733,323
Rhode Island – 0.9%
Rhode Island St. & Providence Plantations G.O. Cons. Cap. Dev. Lien-Ser. A 5.50% due 8/1/2031	1,500,000	1,780,155
Tobacco Settlement Fing. Corp. RI Asset Bkd. Ser. A 6.125% due 6/1/2032	600,000	613,788

		2,393,943
South Carolina – 1.9%
Charleston Cnty. SC G.O. Cap. Impt. Plan 5.00% due 11/1/2022	1,340,000	1,681,606
Richland Cnty. SC Environmental Impt. Rev. International Paper 6.10% due 4/1/2023	1,780,000	1,840,947
South Carolina Jobs-Economic Dev. Auth. Student Hsg. Rev. Coastal Hsg. Fndtn. Ser. A 6.00% due 4/1/2030	1,500,000	1,579,425

		5,101,978
Tennessee – 1.3%
Johnson City Health & Edl. Facs. Brd. Hosp. Rev. Mountain Sts. Health Alliance 5.625% due 7/1/2030	1,500,000	1,687,095
Memphis-Shelby Cnty. TN Arpt. Auth. Arpt. Rev. Ser. B 5.00% due 7/1/2025	1,665,000	1,825,223

		3,512,318

132	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH INCOME MUNICIPAL BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Texas – 10.1%
Brazos River Tex. Harbor Navigation Dist. Rev. Dow Chemical Co. Proj. Ser. A-3 5.125% due 5/15/2033	$2,000,000	$2,050,420
Central Tex. Regl. Mobility Auth. Rev. Sr. Lien 6.00% due 1/1/2041	1,500,000	1,694,550
Dallas-Fort Worth Tex. International Arpt. Fac. Impro. Corp. Rev. Ser. B 5.00% due 11/1/2032	3,000,000	3,288,270
Ser. A, FGIC Insured 6.125% due 11/1/2035	550,000	551,073
Harris Cnty. Tex. G.O. Ref-Rd-Ser. A 5.25% due 10/1/2031	1,500,000	1,766,520
Lower Colorado River Tex. Auth. Ref-LCRA Transmission Svcs. Corp. Ser. A 5.00% due 5/15/2029	1,690,000	1,854,623
North Tex. Twy. Auth. Rev. Ref-1st Tier Ser. A 5.00% due 1/1/2029	2,000,000	2,198,060
Toll 2nd Tier Ref. Ser. F 5.75% due 1/1/2033	2,000,000	2,175,060
Tarrant Cnty. Tex. Cultural Ed. Facs. Fin. Corp. Ret. Fac. CC Young Memorial Home Ser. B-1 7.25% due 2/15/2016	1,368,000	1,370,107
Tex. Private Activity Bd. Surface Transn. Corp. Sr. Lien-NTE Mobility 6.875% due 12/31/2039	1,500,000	1,766,085
Sr. Lien-LBJ Infrastructure 7.00% due 6/30/2040	3,110,000	3,716,605
Sr. Lien-NTE Mobility 7.50% due 12/31/2031	1,500,000	1,851,060
Sr. Lien-LBJ Infrastructure 7.50% due 6/30/2033	2,000,000	2,480,680

		26,763,113
Virginia – 2.1%
Virginia Small Business Fin. Auth. Rev. Sr. Lien-Elizabeth River Crossings Opco LLC Proj. 5.50% due 1/1/2042	1,500,000	1,578,885
Sr. Lien-Elizabeth River Crossings Opco LLC Proj. 6.00% due 1/1/2037	3,500,000	3,847,655

		5,426,540

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	133

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Washington – 1.5%
Tobacco Settlement Auth. WA Tobacco Settlement Rev. Asset Bkd. 6.625% due 6/1/2032	$1,905,000	$1,981,161
Washington St. Health Care Fac. Auth. Rev. Providence Health & Svc. Ser. A 5.00% due 10/1/2033(2)	1,750,000	1,888,110

		3,869,271
Wisconsin – 1.3%
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. AMT-Ser.B 5.75% due 11/1/2025	1,710,000	1,882,539
Wisconsin St. Health & Edl. Facs. Auth. Rev. Aurora Health Care 6.40% due 4/15/2033	1,500,000	1,540,710

		3,423,249
Total Municipal Bonds (Cost $236,840,737)		251,229,449
Total Investments - 95.0% (Cost $236,840,737)		251,229,449
Other Assets, Net - 5.0%		13,212,863
Total Net Assets - 100.0%		$264,442,312

(1)	Pre-refunded.
(2)	When-issued security.
(3)	The table below presents securities deemed illiquid by the investment adviser.

Security	Principal Amount	Cost	Value	Acquisition Date	% of Fund’s Net Assets
Massachusetts Dev. Fin. Agy. Sr. Living Fac. Rev
Ser. B-1 7.25% due 8/1/2016	$1,100,000	$1,098,140	$860,805	11/23/2009 - 8/25/2011	0.33%
Groves-Lincoln Ser. A 7.50% due 6/1/2020	1,000,000	971,390	746,530	11/23/2009	0.28%

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—	$251,229,449	$—	$251,229,449

Total	$—	$251,229,449	$—	$251,229,449

134	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Senior Secured Loans – 79.8%
Aerospace/Defense – 0.9%
Sequa Corp. Term Loan 3.72% due 12/3/2014(1)	$8,999,119	$8,789,620
The SI Organization, Inc. New Term Loan B 4.50% due 11/22/2016(1)	3,867,810	3,771,115

		12,560,735
Airlines – 1.1%
Delta Air Lines, Inc. New Term Loan B 5.50% due 4/20/2017(1)	15,451,712	15,403,503

		15,403,503
Automotive – 3.3%
Schaeffler AG Term Loan C2 6.00% due 1/27/2017(1)	20,000,000	19,968,800
The Goodyear Tire & Rubber Co. New 2nd Lien Term Loan 4.75% due 4/30/2019(1)	17,500,000	17,128,125
TI Group Automotive Systems LLC New Term Loan 6.75% due 3/14/2018(1)	8,977,500	8,760,514

		45,857,439
Banking – 0.3%
Ocwen Financial Corp. Term Loan B 7.00% due 9/1/2016(1)	4,935,070	4,947,408

		4,947,408
Building Materials – 2.7%
CPG International, Inc. New Term Loan B 6.00% due 2/18/2017(1)	13,272,701	12,708,611
Nortek, Inc. Term Loan 5.25% - 6.25% due 4/26/2017(1)	12,832,550	12,800,469
Summit Materials Companies I LLC New Term Loan B 6.00% due 1/30/2019(1)	11,970,000	11,992,504

		37,501,584
Chemicals – 2.5%
Ascend Performance Materials LLC Term Loan B 6.75% due 4/10/2018(1)	14,962,500	14,526,044

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	135

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Chemicals (continued)
Momentive Specialty Chemicals, Inc. Extended Term Loan C-1B 4.00% due 5/5/2015(1)	$3,403,271	$3,276,704
Extended Term Loan C-2B 4.25% due 5/5/2015(1)	1,449,890	1,395,968
Nexeo Solutions LLC Term Loan B 5.00% due 9/8/2017(1)	10,368,750	10,083,609
Univar, Inc. Term Loan B 5.00% due 6/30/2017(1)	5,335,585	5,229,460

		34,511,785
Construction Machinery – 1.1%
Generac Power Systems, Inc. New Term Loan B 6.25% due 5/22/2018(1)	15,000,000	14,925,000

		14,925,000
Consumer Cyclical Services – 4.3%
Affinion Group, Inc. Term Loan B 5.00% due 7/16/2015(1)	7,864,371	7,152,645
Brock Holdings III, Inc. New Term Loan B 6.00% - 6.75% due 3/16/2017(1)	10,529,341	10,474,484
KAR Auction Services, Inc. Term Loan B 5.00% due 5/19/2017(1)	5,445,000	5,465,419
Monitronics International, Inc. Term Loan B 5.50% due 3/16/2018(1)	12,967,500	12,850,014
ON Assignment, Inc. Term Loan B 5.00% due 5/15/2019(1)	14,970,000	14,820,300
Weight Watchers International, Inc. Term Loan F 3.75% due 3/15/2019(1)	10,000,000	9,763,600

		60,526,462
Consumer Products – 1.7%
AMSCAN Holdings, Inc. Term Loan B 6.75% due 12/4/2017(1)	7,305,097	7,289,903
Armored Autogroup, Inc. Term Loan B 6.00% due 11/4/2016(1)	9,850,000	9,653,000

136	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Consumer Products (continued)
Prestige Brands, Inc. Term Loan 5.25% - 6.25% due 1/31/2019(1)	$6,151,992	$6,173,155

		23,116,058
Diversified Manufacturing – 0.9%
Colfax Corp. Term Loan B 4.50% due 1/11/2019(1)	12,935,000	12,906,672

		12,906,672
Electric – 2.7%
Calpine Corp. New Term Loan 4.50% due 4/2/2018(1)	10,837,601	10,750,250
GenOn Energy, Inc. Term Loan B 6.00% due 12/1/2017(1)	9,542,684	9,435,328
LS Power Funding Corp. Term Loan 6.50% due 6/28/2019(1)	8,500,000	8,404,375
Star West Generation LLC Term Loan B 6.00% due 5/17/2018(1)	10,384,615	10,012,535

		38,602,488
Entertainment – 0.4%
Live Nation Entertainment, Inc. Term Loan B 4.50% due 11/7/2016(1)	6,378,310	6,325,179

		6,325,179
Food And Beverage – 1.2%
Del Monte Foods Co. Term Loan 4.50% due 3/8/2018(1)	17,367,912	17,096,625

		17,096,625
Gaming – 1.7%
Boyd Gaming Corp. Term Loan 3.718% due 12/17/2015(1)	4,506,410	4,450,080
Incremental Term Loan 6.00% due 12/17/2015(1)	4,875,000	4,888,211
Caesars Entertainment Operating Co. Extended Term Loan B6 5.495% due 1/26/2018(1)	2,400,000	2,133,744
Harrah’s Prop Co. Senior Note 3.24% due 2/13/2013(1)	12,000,000	9,180,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	137

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Gaming (continued)
Pinnacle Entertainment, Inc. Series A Incremental Term Loan 4.00% due 3/19/2019(1)	$2,992,500	$2,984,091

		23,636,126
Healthcare – 10.0%
Alliance Healthcare Services, Inc. Term Loan B 7.25% due 6/1/2016(1)	5,931,880	5,509,233
CareStream Health, Inc. Term Loan B 5.00% due 2/25/2017(1)	13,766,751	13,127,836
Community Health Systems, Inc. Extended Term Loan 3.961% - 3.967% due 1/25/2017(1)	9,673,367	9,519,657
Convatec, Inc. Term Loan 5.75% due 12/22/2016(1)	5,702,213	5,695,086
Immucor, Inc. Term Loan B 7.25% due 8/17/2018(1)	10,917,500	10,958,441
Inc Research, Inc. Term Loan B 7.00% due 7/12/2018(1)	8,910,000	8,854,312
Kindred Healthcare, Inc. Term Loan 5.25% due 6/1/2018(1)	9,246,600	8,761,154
Kinetic Concepts, Inc. Term Loan B 7.00% due 5/4/2018(1)	12,930,013	13,010,825
Multiplan, Inc. New Term Loan B 4.75% due 8/26/2017(1)	4,209,638	4,147,798
National Mentor Holdings, Inc. New Term Loan B 7.00% due 2/9/2017(1)	10,783,103	10,540,483
Rural/Metro Corp. Term Loan 5.75% due 6/29/2018(1)	2,937,644	2,877,423
Select Medical Corp. New Term Loan B 5.50% due 6/1/2018(1)	10,382,594	10,167,155
Sheridan Holdings, Inc. New 1st Lien Term Loan 6.00% due 6/19/2019(1)	9,000,000	8,910,000
New 2nd Lien Term Loan 9.00% due 6/20/2020(1)	2,500,000	2,475,000

138	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Healthcare (continued)
Skilled Healthcare Group, Inc. Term Loan B 6.75% due 4/8/2016(1)	$8,888,790	$8,677,681
United Surgical Partners International, Inc. Extended Term Loan 5.25% due 4/19/2017(1)	6,315,940	6,189,621
Incremental Term Loan 6.00% due 4/3/2019(1)	5,486,250	5,376,525
Vanguard Health Holding Co II LLC Term Loan B 5.00% due 1/29/2016(1)	5,801,518	5,770,422

		140,568,652
Independent Energy – 0.1%
Chesapeake Energy Corp. Unsecured Term Loan 8.50% due 12/1/2017(1)	2,000,000	1,982,280

		1,982,280
Industrial Other – 0.7%
Electrical Components International Holdings Synthetic Revolver 6.75% due 2/4/2016(1)	676,471	630,809
Term Loan B 6.75% due 2/3/2017(1)	10,324,645	9,627,731

		10,258,540
Insurance P&C – 0.9%
Asurion LLC New 1st Lien Term Loan 5.50% due 5/24/2018(1)	13,243,342	13,158,452

		13,158,452
Media Cable – 1.8%
Atlantic Broadband Finance LLC 1st Lien Term Loan 5.25% due 4/4/2019(1)	10,000,000	10,004,200
Charter Communications Operating LLC Term Loan D 4.00% due 5/15/2019(1)	14,962,500	14,847,588

		24,851,788
Media Noncable – 6.4%
Cumulus Media, Inc. 1st Lien Term Loan 5.75% due 9/17/2018(1)	14,920,755	14,843,465
DG FastChannel, Inc. Term Loan B 5.75% due 7/26/2018(1)	11,272,462	11,103,375

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	139

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Media Noncable (continued)
EMI Music Publishing Ltd. Term Loan B 5.50% due 11/14/2017(1)	$15,000,000	$15,056,250
Entercom Radio LLC Term Loan B 6.25% due 11/23/2018(1)	4,766,666	4,760,708
Intelsat Jackson Holdings Ltd. Term Loan 3.241% due 2/3/2014(1)	8,000,000	7,792,000
Primedia, Inc. New Term Loan B 7.50% due 1/12/2018(1)	9,900,000	8,801,100
Telesat LLC Term Loan B 4.25% due 3/28/2019(1)	19,500,000	19,266,000
Univision Communications, Inc. Extended Term Loan 4.495% due 3/31/2017(1)	9,000,000	8,510,670

		90,133,568
Metals And Mining – 3.3%
Arch Coal, Inc. Term Loan B 5.75% due 5/16/2018(1)	20,000,000	19,616,600
Fairmount Minerals Ltd. New Term Loan B 5.25% due 3/15/2017(1)	11,020,000	10,947,158
Noranda Aluminum Acquisition Corp. New Term Loan B 5.75% due 2/24/2019(1)	8,977,500	9,007,395
Tube City IMS Corp. Term Loan 5.75% due 3/20/2019(1)	7,000,000	6,982,500

		46,553,653
Non Captive Diversified – 1.7%
Flying Fortress, Inc. 1st Lien Term Loan 5.00% due 6/30/2017(1)	12,000,000	12,015,000
Istar Financial, Inc. Term Loan A1 5.00% due 6/28/2013(1)	1,513,159	1,507,757
Term Loan A2
7.00% due 6/30/2014(1)	10,000,000	9,964,300

		23,487,057

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June 30, 2012 (unaudited)	Principal Amount	Value
Oil Field Services – 1.1%
Frac Tech International LLC Term Loan B 6.25% due 5/6/2016(1)	$17,465,989	$15,909,944

		15,909,944
Packaging – 1.5%
Consolidated Container Co. LLC New Term Loan 5.75% due 6/28/2019(1)	5,000,000	4,995,300
Reynolds Group Holdings, Inc. Term Loan B 6.50% due 2/9/2018(1)	12,657,431	12,706,922
Term Loan C 6.50% due 8/9/2018(1)	3,436,282	3,460,439

		21,162,661
Paper – 1.0%
Exopack LLC Term Loan 6.50% due 5/31/2017(1)	14,850,000	14,757,188

		14,757,188
Pharmaceuticals – 1.2%
Grifols, Inc. New Term Loan B 4.50% due 6/1/2017(1)	11,492,275	11,367,124
RPI Finance Trust Incremental Tranche 2 4.00% due 11/9/2018(1)	5,987,500	5,923,913

		17,291,037
Pipelines – 1.4%
Gibson Energy ULC New Term Loan B 4.75% due 6/15/2018(1)	10,299,373	10,273,625
NGPL PipeCo LLC Term Loan B 6.75% due 9/15/2017(1)	10,000,000	9,791,700

		20,065,325
Real Estate Investment Trusts – 1.0%
Capital Automotive L.P. New Term Loan B 5.25% due 3/10/2017(1)	5,429,076	5,363,493
LNR Property Corp. Term Loan B 4.75% due 4/29/2016(1)	8,550,000	8,492,971

		13,856,464

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June 30, 2012 (unaudited)	Principal Amount	Value
Refining – 0.7%
Citgo Petroleum Corp. Term Loan B 8.00% due 6/24/2015(1)	$1,642,857	$1,646,964
Term Loan C 9.00% due 6/23/2017(1)	7,864,611	7,917,068

		9,564,032
Restaurants – 2.1%
Burger King Corp. New Term Loan B 4.50% due 10/19/2016(1)	5,718,236	5,684,613
Dunkin’ Brands, Inc. New Term Loan B2 4.00% due 11/23/2017(1)	6,510,314	6,415,914
Wendy’s International, Inc. Delayed Draw Term Loan 0.50% due 5/15/2019(1)	7,545,068	7,484,934
Term Loan B 4.75% due 5/15/2019(1)	9,454,932	9,379,576

		28,965,037
Retailers – 8.7%
99 Cents Only Stores Term Loan 5.25% due 1/11/2019(1)	8,960,044	8,952,607
AMSCAN Holdings, Inc. Bridge Term Loan 9.50% due 6/28/2013(1)(4)	10,000,000	10,000,000
Bass Pro Group LLC Term Loan 5.25% due 6/13/2017(1)	15,245,593	15,251,996
BJ’s Wholesale Club, Inc. 1st Lien Term Loan 5.25% due 9/28/2018(1)	12,427,500	12,445,644
2nd Lien Term Loan 10.00% due 3/29/2019(1)	5,000,000	5,129,150
Gymboree Corp. Initial Term Loan 5.00% due 2/23/2018(1)	5,702,902	5,386,048
J Crew Group, Inc. New Term Loan B 4.75% due 3/7/2018(1)	6,895,176	6,802,091
Lord & Taylor Holdings LLC Term Loan B 5.75% due 1/11/2019(1)	19,950,000	19,908,504
Petco Animal Supplies, Inc. New Term Loan 4.50% due 11/24/2017(1)	14,260,505	14,132,161

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June 30, 2012 (unaudited)	Principal Amount	Value
Retailers (continued)
Pilot Travel Centers LLC New Term Loan B 4.25% due 3/30/2018(1)	$4,256,633	$4,263,742
The Neiman Marcus Group, Inc. Extended Term Loan 4.75% due 5/16/2018(1)	20,000,000	19,740,000

		122,011,943
Technology – 8.8%
Attachmate Corp. New 1st Lien Term Loan 7.25% due 11/22/2017(1)	8,000,000	7,900,000
New 2nd Lien Term Loan 11.00% due 11/22/2018(1)	4,000,000	3,895,000
Blackboard, Inc. Term Loan B 7.50% due 10/4/2018(1)	10,932,531	10,577,224
2nd Lien Term Loan 11.50% due 4/4/2019(1)	2,000,000	1,840,000
CDW LLC Extended Term Loan 4.00% due 7/14/2017(1)	10,215,695	9,979,508
Expert Global Solutions, Inc. Term Loan B 8.00% due 4/3/2018(1)	11,970,000	11,920,085
First Data Corp. Non-Extended Term Loan B2 2.995% due 9/24/2014(1)	6,263,118	6,024,869
ILC Industries LLC Term Loan B 7.25% due 12/23/2016(1)	8,815,000	8,707,545
InfoGroup, Inc. New Term Loan 5.75% due 5/25/2018(1)	15,913,575	13,805,026
Interactive Data Corp. New Term Loan B 4.50% due 2/12/2018(1)	7,149,299	7,018,753
Lawson Software, Inc. Term Loan B 6.25% due 4/5/2018(1)	11,000,000	11,039,490
Nxp B.V. Term Loan A2 5.50% due 3/3/2017(1)	10,939,887	10,939,887
Trans Union LLC New Term Loan B 5.50% due 2/12/2018(1)	4,892,764	4,886,648

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June 30, 2012 (unaudited)	Principal Amount	Value
Technology (continued)
Web.com Group, Inc. Term Loan B 7.00% due 10/27/2017(1)	$14,723,556	$14,606,945

		123,140,980
Textile – 0.3%
Springs Windows Fashions LLC 2nd Lien Term Loan 11.25% due 5/27/2018(1)	5,000,000	4,900,000

		4,900,000
Wireless – 1.4%
Crown Castle International Corp. Term Loan B 4.00% due 1/31/2019(1)	19,900,000	19,576,625

		19,576,625
Wirelines – 0.9%
Level 3 Financing, Inc. Term Loan B2 5.75% due 9/3/2018(1)	12,000,000	11,988,720

		11,988,720
Total Senior Secured Loans (Cost $1,131,365,901)		1,122,101,010

	Principal Amount	Value
Corporate Bonds – 16.4%
Building Materials – 0.9%
Norcraft Cos. L.P. Sec. Nt. 10.50% due 12/15/2015	8,000,000	7,920,000
USG Corp. 7.875% due 3/30/2020(2)	5,000,000	5,175,000

		13,095,000
Chemicals – 0.7%
Hexion US Finance Corp. Sec. Nt. 4.967% due 11/15/2014(1)	10,000,000	9,225,000

		9,225,000
Construction Machinery – 0.3%
Production Resource Group, Inc. 8.875% due 5/1/2019	5,000,000	3,775,000

		3,775,000

144	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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June 30, 2012 (unaudited)	Principal Amount	Value
Consumer Cyclical Services – 0.4%
Monitronics International, Inc. Sr. Nt. 9.125% due 4/1/2020(2)	$6,000,000	$5,760,000

		5,760,000
Consumer Products – 0.3%
Armored Autogroup, Inc. 9.50% due 11/1/2018(2)	5,500,000	4,743,750

		4,743,750
Food And Beverage – 1.1%
Aramark Corp. 3.966% due 2/1/2015(1)	15,405,000	15,289,462

		15,289,462
Gaming – 0.8%
Caesars Operating Escrow LLC Sr. Sec. Nt. 8.50% due 2/15/2020(2)	3,000,000	3,022,500
Pinnacle Entertainment, Inc. 7.75% due 4/1/2022	7,000,000	7,481,250

		10,503,750
Healthcare – 1.3%
Apria Healthcare Group, Inc. Sr. Sec. Nt. 12.375% due 11/1/2014	3,350,000	3,174,125
ConvaTec Healthcare E S.A. 10.50% due 12/15/2018(2)	14,600,000	14,673,000

		17,847,125
Independent Energy – 2.6%
Alta Mesa Holdings 9.625% due 10/15/2018	10,000,000	9,875,000
Chesapeake Energy Corp. 6.775% due 3/15/2019	5,000,000	4,875,000
Clayton Williams Energy, Inc. 7.75% due 4/1/2019	6,000,000	5,880,000
Quicksilver Resources, Inc. 8.25% due 8/1/2015	5,000,000	4,675,000
SandRidge Energy, Inc. 8.125% due 10/15/2022(2)	7,000,000	7,070,000
Venoco, Inc. 8.875% due 2/15/2019	5,000,000	4,550,000

		36,925,000
Media Noncable – 1.1%
Intelsat Jackson Holdings S.A. 11.25% due 6/15/2016	5,000,000	5,237,500

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June 30, 2012 (unaudited)	Principal Amount	Value
Media Noncable (continued)
RR Donnelley & Sons Co. Sr. Nt. 8.25% due 3/15/2019	$10,000,000	$9,800,000

		15,037,500
Metals And Mining – 0.6%
FMG Resources August 2006 Pty Ltd. Sr. Nt. 6.875% due 4/1/2022(2)	8,000,000	8,060,000

		8,060,000
Non Captive Diversified – 1.4%
Aircastle Ltd. 7.625% due 4/15/2020	5,000,000	5,075,000
Ally Financial, Inc. 4.625% due 6/26/2015	15,000,000	15,092,925

		20,167,925
Packaging – 1.1%
Reynolds Group Issuer, Inc. 8.50% due 5/15/2018(2)	7,750,000	7,595,000
9.00% due 4/15/2019(2)	3,500,000	3,491,250
9.875% due 8/15/2019(2)	3,500,000	3,631,250

		14,717,500
Paper – 0.3%
Sappi Papier Holding GmbH Sr. Sec. Nt. 8.375% due 6/15/2019(2)	4,500,000	4,505,625

		4,505,625
Pipelines – 0.4%
Crosstex Energy L.P. 7.125% due 6/1/2022(2)	1,000,000	985,000
NGPL PipeCo LLC Sr. Sec. Nt. 7.119% due 12/15/2017(2)	5,000,000	5,000,000

		5,985,000
Retailers – 0.4%
99 Cents Only Stores 11.00% due 12/15/2019(2)	5,625,000	6,075,000

		6,075,000
Technology – 1.3%
Avaya, Inc. 10.125% due 11/1/2015	7,457,000	6,189,310
First Data Corp. 10.55% due 9/24/2015	10,000,000	10,225,000

146	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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June 30, 2012 (unaudited)	Principal Amount	Value
Technology (continued)
Lawson Software, Inc. Sr. Nt. 11.50% due 7/15/2018(2)	$2,000,000	$2,260,000

		18,674,310
Transportation Services – 1.2%
Avis Budget Car Rental LLC 8.25% due 1/15/2019	8,250,000	8,848,125
8.25% due 1/15/2019(2)	1,000,000	1,072,500
Navios Maritime Holdings, Inc. 8.125% due 2/15/2019	8,000,000	6,840,000

		16,760,625
Wirelines – 0.2%
Level 3 Financing, Inc. 4.506% due 2/15/2015(1)	3,000,000	2,895,000

		2,895,000
Total Corporate Bonds (Cost $236,297,687)		230,042,572

	Principal Amount	Value
Repurchase Agreements – 7.4%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $104,727,087, due 7/2/2012(3)	104,727,000	104,727,000
Total Repurchase Agreements (Cost $104,727,000)		104,727,000
Total Investments - 103.6% (Cost $1,472,390,588)		1,456,870,582
Other Liabilities, Net - (3.6)%		(50,258,216)
Total Net Assets - 100.0%		$1,406,612,366

(1)	Variable rate security. The rate shown is the rate in effect at June 30, 2012.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2012, the aggregate market value of these securities amounted to $83,119,875, representing 5.9% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	6.25%	5/15/2030	$106,827,705

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(4)	The table below presents securities deemed illiquid by the investment adviser.

Security (unaudited)	Principal Amount	Cost	Value	Acquisition Date	% of Fund’s Net Assets

AMSCAN Holdings, Inc. Bridge Term Loan 9.50% due 6/28/2013	$10,000,000	$10,000,000	$10,000,000	6/28/2012	0.71%

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Senior Secured Loans	$—	$1,122,101,010	$—	$1,122,101,010

Corporate Bonds	—	230,042,572	—	230,042,572

Repurchase Agreements	—	104,727,000	—	104,727,000

Total	$—	$1,456,870,582	$—	$1,456,870,582

148	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Asset Backed Securities – 4.2%
Ally Master Owner Trust 2012-1 A2 1.44% due 2/15/2017	$800,000	$804,786
Avis Budget Rental Car Funding AESOP LLC 2012-1A A 2.054% due 8/20/2016(1)	700,000	706,724
Dominos Pizza Master Issuer LLC 2012-1A A2 5.216% due 1/25/2042(1)	797,000	831,082
GE Equipment Transportation LLC 2012-1 A3 0.99% due 11/23/2015	700,000	701,568
Hyundai Auto Receivables Trust 2012-A A4 0.95% due 12/15/2016	450,000	452,453
Miramax LLC 2011-1A A 6.25% due 10/20/2021(1)	674,286	699,416

Total Asset Backed Securities (Cost $4,121,115)		4,196,029

	Principal Amount	Value
Collateralized Mortgage Obligations – 12.4%
Banc of America Funding Corp. 2004-2 1CB1 5.75% due 9/20/2034	319,522	337,110
Banc of America Mortgage Securities, Inc. 2003-J 2A2 2.84% due 11/25/2033(2)	426,631	412,424
Chase Mortgage Finance Corp. 2007-A1 9A1 2.869% due 2/25/2037(2)	241,749	239,961
2007-A1 2A1 2.985% due 2/25/2037(2)	280,697	280,838
2003-S10 A1 4.75% due 11/25/2018	139,047	143,476
2003-S14 3A1 5.50% due 1/25/2034	6,614	6,601
2005-S1 1A10 5.50% due 5/25/2035	177,424	180,670
Citigroup Mortgage Loan Trust, Inc. 2007-10 1A1A 5.708% due 4/25/2037(2)	87,343	88,540

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June 30, 2012 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Countrywide Home Loans Mortgage Pass-Through Trust 2003-50 A1 5.00% due 11/25/2018	$241,706	$249,006
2003-11 A31 5.50% due 5/25/2033	208,918	216,596
Countrywide Home Loans Trust 2004-5 2A9 5.25% due 5/25/2034	602,812	618,836
CS First Boston Mortgage Securities Corp. 2003-8 2A1 5.00% due 4/25/2018	152,080	156,340
2003-27 5A2 5.25% due 1/25/2018	28,969	28,915
First Horizon Asset Securities, Inc. 2004-7 1A3 5.50% due 1/25/2035	307,000	301,186
First Horizon Mortgage Pass-Through Trust 2005-6 1A1 5.50% due 11/25/2035	289,922	292,259
GSR Mortgage Loan Trust 2005-6F 1A1 5.00% due 7/25/2035	100,802	100,744
2004-15F 5A1 5.50% due 1/25/2020	266,629	275,557
J.P. Morgan Mortgage Trust 2004-S2 1A3 4.75% due 11/25/2019	226,359	228,550
2005-A1 6T1 5.005% due 2/25/2035(2)	291,101	291,334
2005-A1 3A1 5.005% due 2/25/2035(2)	552,359	561,559
Master Adjustable Rate Mortgages Trust 2004-13 2A1 2.634% due 4/21/2034(2)	403,219	399,226
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	158,241	165,278
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018	113,111	115,695
Prime Mortgage Trust 2004-2 A2 4.75% due 11/25/2019	193,958	202,081
RAAC Series 2005-SP1 1A5 5.00% due 9/25/2034	705,797	720,981

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June 30, 2012 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Residential Funding Mortgage Securities I, Inc. 2004-S9 2A1 4.75% due 12/25/2019	$214,005	$219,276
2005-S1 2A1 4.75% due 2/25/2020	152,649	157,438
2005-S3 A1 4.75% due 3/25/2020	185,987	188,924
2005-S1 1A6 5.50% due 2/25/2035	450,425	454,414
Structured Asset Securities Corp. 2004-21XS 2A6A 4.74% due 12/25/2034(2)	266,563	270,049
2003-29 1A1 4.75% due 9/25/2018	391,815	402,711
2003-30 3A1 5.00% due 10/25/2033	7,832	7,821
2004-20 7A1 5.25% due 11/25/2034	333,807	344,366
2005-6 2A19 5.50% due 5/25/2035	9,608	9,549
Wells Fargo Mortgage Backed Securities Trust 2004-W A9 2.607% due 11/25/2034(2)	438,301	439,746
2004-R 2A1 2.624% due 9/25/2034(2)	504,631	508,064
2005-AR12 2A5 2.624% due 6/25/2035(2)	416,446	411,450
2005-AR10 2A6 2.627% due 6/25/2035(2)	389,736	389,191
2005-AR3 2A1 2.666% due 3/25/2035(2)	683,190	659,550
2005-2 2A1 4.75% due 4/25/2020	352,898	368,136
2006-1 A3 5.00% due 3/25/2021	399,122	403,478
2006-7 1A1 5.25% due 6/25/2021	98,473	100,150
2003-17 1A14 5.25% due 1/25/2034(3)	288,391	297,243
2005-6 A4 5.50% due 8/25/2035	284,996	301,205
Total Collateralized Mortgage Obligations (Cost $12,389,837)		12,546,524

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June 30, 2012 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities – 9.3%
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(1)	$500,000	$530,405
Bear Stearns Commercial Mortgage Securities 2007-PW17 A4 5.694% due 6/11/2050(2)	500,000	575,849
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049(3)	605,000	688,385
2006-C5 AM 5.462% due 10/15/2049	420,000	453,118
CS First Boston Mortgage Securities Corp. 2003-C3 A5 3.936% due 5/15/2038(3)	468,284	475,265
First Union-Lehman Brothers-Bank of America 1998-C2 E 6.778% due 11/18/2035(3)	500,000	513,551
GE Capital Commercial Mortgage Corp. 2004-C1 B 4.692% due 11/10/2038(2)	300,000	307,725
Greenwich Capital Commercial Funding Corp. 2004-GG1 A7 5.317% due 6/10/2036(2)(3)	350,000	370,937
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2011-PLSD A2 3.364% due 11/13/2044(1)	450,000	478,954
2005-LDP2 AM 4.78% due 7/15/2042	425,000	451,621
2005-LDP5 AM 5.404% due 12/15/2044(2)	726,000	795,946
2006-CB14 A4 5.481% due 12/12/2044(2)	400,000	446,004
LB UBS Commercial Mortgage Trust 2006-C1 AM 5.217% due 2/15/2031(2)	600,000	645,530
Morgan Stanley Capital I 2004-HQ3 A4 4.80% due 1/13/2041(3)	336,270	347,900
2005-IQ10 A4A 5.23% due 9/15/2042(2)	700,000	773,200
SBA Tower Trust 4.254% due 4/15/2015(1)(3)	500,000	522,910
Wachovia Bank Commercial Mortgage Trust 2004-C10 A4 4.748% due 2/15/2041(3)	432,809	454,019

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June 30, 2012 (unaudited)		Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2006-C29 A4 5.308% due 11/15/2048		$500,000	$562,715
Total Commercial Mortgage-Backed Securities (Cost $9,178,761)			9,394,034

	Foreign Currency(7)	Principal Amount	Value
Corporate Bonds – 40.2%
Aerospace/Defense – 0.3%
Triumph Group, Inc. 8.625% due 7/15/2018		250,000	277,500

			277,500
Automotive – 0.8%
General Motors Financial Co., Inc. 6.75% due 6/1/2018		250,000	273,281
Schaeffler Finance BV Sr. Sec. Nt. 8.50% due 2/15/2019(1)		300,000	320,250
Visteon Corp. 6.75% due 4/15/2019		250,000	243,125

			836,656
Banking – 5.1%
Australia & New Zealand Banking Group Ltd. 6.75% due 11/10/2014(3)	AUD	500,000	541,036
Citigroup, Inc. Sr. Nt. 4.50% due 1/14/2022		$500,000	516,427
4.75% due 5/31/2017(3)	DKK	2,000,000	348,195
5.50% due 10/15/2014(3)		$500,000	529,385
First Horizon National Corp. Sr. Nt. 5.375% due 12/15/2015(3)		500,000	527,602
JPMorgan Chase & Co. Sr. Nt. 6.00% due 1/15/2018(3)		500,000	573,930
Rabobank Nederland Sr. Nt. 4.00% due 1/27/2015(3)	NOK	3,000,000	517,660
6.50% due 1/15/2015(3)	AUD	500,000	538,831
The Goldman Sachs Group, Inc. Sr. Nt. 5.95% due 1/18/2018		$500,000	535,144
Westpac Banking Corp. Sr. Nt. 7.25% due 11/18/2016(3)	AUD	500,000	560,868

			5,189,078

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	153

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Brokerage – 0.8%
BlackRock, Inc. Sr. Nt. 3.50% due 12/10/2014(3)	$400,000	$424,289
E*Trade Financial Corp. Sr. Nt. 12.50% due 11/30/2017(4)	300,000	343,875

		768,164
Building Materials – 0.2%
Norcraft Cos. L.P. Sec. Nt. 10.50% due 12/15/2015	250,000	247,500

		247,500
Chemicals – 1.5%
Ecolab, Inc. Sr. Nt. 5.50% due 12/8/2041	500,000	599,898
FMC Corp. Sr. Nt. 5.20% due 12/15/2019(3)	250,000	281,121
Huntsman International LLC 8.625% due 3/15/2020	250,000	280,625
LyondellBasell Industries NV Sr. Nt. 5.00% due 4/15/2019(1)	300,000	314,625

		1,476,269
Construction Machinery – 0.6%
Ashtead Capital, Inc. 6.50% due 7/15/2022(1)	300,000	303,850
UR Financing Escrow Corp. 7.625% due 4/15/2022(1)	300,000	314,250

		618,100
Diversified Manufacturing – 1.5%
ABB Finance USA, Inc. 2.875% due 5/8/2022	500,000	505,778
United Technologies Corp. Sr. Nt. 3.10% due 6/1/2022	1,000,000	1,047,862

		1,553,640
Electric – 0.8%
Calpine Corp. Sr. Sec. Nt. 7.50% due 2/15/2021(1)	250,000	270,000
DPL, Inc. Sr. Nt. 7.25% due 10/15/2021(1)	300,000	333,000

154	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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June 30, 2012 (unaudited)	Foreign Currency(7)	Principal Amount	Value
Electric (continued)
The AES Corp. Sr. Nt. 7.375% due 7/1/2021(1)(3)		$200,000	$222,500

			825,500
Energy - Integrated – 0.3%
Suncor Energy, Inc. Sr. Nt. 6.10% due 6/1/2018(3)		250,000	296,090

			296,090
Entertainment – 0.5%
Time Warner, Inc. 4.00% due 1/15/2022		500,000	528,830

			528,830
Finance Companies – 0.9%
General Electric Capital Corp. Sr. Nt. 4.526% due 2/1/2021(3)	SEK	3,000,000	428,466
Sr. Nt. Ser. A 6.50% due 9/28/2015	NZD	600,000	507,026

			935,492
Food And Beverage – 1.8%
Aramark Corp. 3.966% due 2/1/2015(2)		$250,000	248,125
Kraft Foods Group, Inc. 3.50% due 6/6/2022(1)		1,000,000	1,026,162
Michael Foods, Inc. 9.75% due 7/15/2018(3)		500,000	548,750

			1,823,037
Gaming – 0.5%
Pinnacle Entertainment, Inc. 8.75% due 5/15/2020		200,000	219,000
Wynn Las Vegas LLC 5.375% due 3/15/2022(1)		280,000	281,400

			500,400
Government Related – 3.1%
Bank Nederlandse Gemeenten NV Sr. Nt. 3.00% due 1/28/2014(3)	NOK	4,000,000	680,153
European Bank for Reconstruction & Development Sr. Nt. 4.00% due 5/11/2017	NOK	3,000,000	529,814

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	155

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2012 (unaudited)	Foreign Currency(7)	Principal Amount	Value
Government Related (continued)
European Investment Bank Sr. Nt. 4.00% due 7/12/2016(3)	SEK	2,000,000	$302,742
4.25% due 5/19/2017(3)	NOK	3,000,000	527,111
Kreditanstalt fuer Wiederaufbau 6.00% due 3/28/2017(3)	AUD	500,000	555,136
Petrobras International Finance Co. 5.875% due 3/1/2018(3)		$500,000	554,230

			3,149,186
Independent Energy – 2.2%
Alta Mesa Holdings 9.625% due 10/15/2018		250,000	246,875
Anadarko Petroleum Corp. Sr. Nt. 6.95% due 6/15/2019		250,000	306,387
Clayton Williams Energy, Inc. 7.75% due 4/1/2019		250,000	245,000
Eagle Rock Energy Partners L.P. 8.375% due 6/1/2019		150,000	149,625
EV Energy Partners L.P. 8.00% due 4/15/2019		130,000	129,025
Harvest Operations Corp. 6.875% due 10/1/2017(1)		300,000	318,750
Linn Energy LLC 7.75% due 2/1/2021		250,000	261,250
Plains Exploration & Production Co. 6.625% due 5/1/2021		200,000	202,000
6.75% due 2/1/2022		300,000	306,000

			2,164,912
Insurance - Life – 1.1%
MetLife, Inc. Sr. Nt. 4.75% due 2/8/2021(3)		500,000	556,609
Prudential Financial, Inc. Sr. Nt. Ser. D 5.70% due 12/14/2036(3)		500,000	511,502

			1,068,111
Insurance P&C – 0.9%
ACE INA Holdings, Inc. 5.70% due 2/15/2017(3)		300,000	353,129
CNA Financial Corp. Sr. Nt. 7.35% due 11/15/2019(3)		500,000	591,509

			944,638

156	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Media Cable – 2.3%
CCO Holdings LLC 7.875% due 4/30/2018	$250,000	$271,875
Comcast Corp. 6.50% due 11/15/2035(3)	500,000	608,387
CSC Holdings LLC Sr. Nt. 6.75% due 11/15/2021(1)	300,000	319,500
DIRECTV Holdings LLC 3.80% due 3/15/2022	250,000	252,823
DISH DBS Corp. 4.625% due 7/15/2017(1)	250,000	250,313
Time Warner Cable, Inc. 6.55% due 5/1/2037(3)	500,000	592,912

		2,295,810
Media Noncable – 1.9%
AMC Networks, Inc. 7.75% due 7/15/2021(1)(3)	300,000	330,750
Discovery Communications LLC 5.625% due 8/15/2019(3)	250,000	292,608
Hughes Satellite Systems Corp. Sr. Sec. Nt. 6.50% due 6/15/2019	250,000	265,625
Intelsat Jackson Holdings S.A. 7.50% due 4/1/2021	250,000	264,375
News America, Inc. 5.65% due 8/15/2020	250,000	289,381
Telesat LLC Sr. Nt. 6.00% due 5/15/2017(1)	300,000	305,250
Univision Communications, Inc. Sr. Sec. Nt. 7.875% due 11/1/2020(1)	200,000	214,000

		1,961,989
Metals And Mining – 0.7%
ArcelorMittal Sr. Nt. 6.125% due 6/1/2018(3)	250,000	253,487
FMG Resources August 2006 Pty. Ltd. 7.00% due 11/1/2015(1)	300,000	306,000
Penn Virginia Resource Partners L.P. 8.25% due 4/15/2018	150,000	151,500

		710,987
Non Captive Diversified – 1.1%
AerCap Aviation Solutions BV 6.375% due 5/30/2017(1)	300,000	301,500

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	157

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Non Captive Diversified (continued)
CIT Group, Inc. Sr. Nt. 5.25% due 3/15/2018	$280,000	$289,100
International Lease Finance Corp. Sr. Nt. 8.625% due 9/15/2015	250,000	276,250
8.75% due 3/15/2017	200,000	224,500

		1,091,350
Oil Field Services – 0.5%
Oil States International, Inc. 6.50% due 6/1/2019	250,000	260,000
Precision Drilling Corp. 6.50% due 12/15/2021	200,000	204,000

		464,000
Packaging – 0.6%
Reynolds Group Issuer, Inc. Sr. Sec. Nt. 7.875% due 8/15/2019(1)	250,000	270,625
Sealed Air Corp. Sr. Nt. 8.375% due 9/15/2021(1)	250,000	282,500

		553,125
Paper – 0.3%
Longview Fibre Paper & Packaging, Inc. Sr. Sec. Nt. 8.00% due 6/1/2016(1)	250,000	250,000

		250,000
Pharmaceuticals – 0.5%
Gilead Sciences, Inc. Sr. Nt. 4.40% due 12/1/2021(3)	500,000	551,889

		551,889
Pipelines – 1.0%
Magellan Midstream Partners L.P. Sr. Nt. 4.25% due 2/1/2021	250,000	269,150
MarkWest Energy Partners L.P. 6.50% due 8/15/2021	250,000	260,625
Martin Midstream Partners L.P. 8.875% due 4/1/2018	219,000	221,190
Regency Energy Partners L.P. 6.50% due 7/15/2021	250,000	262,500

		1,013,465

158	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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June 30, 2012 (unaudited)	Principal Amount	Value
Refining – 0.5%
Calumet Specialty Products Partners L.P. 9.375% due 5/1/2019	$250,000	$250,625
Phillips 66 4.30% due 4/1/2022(1)	250,000	262,992

		513,617
REITs – 1.9%
Equity One, Inc. 6.25% due 12/15/2014(3)	500,000	535,499
Sabra Health Care L.P. 8.125% due 11/1/2018	250,000	272,500
Simon Property Group L.P. Sr. Nt. 4.90% due 1/30/2014	500,000	528,143
WCI Finance LLC 5.70% due 10/1/2016(1)	500,000	550,175

		1,886,317
Supermarkets – 0.3%
Tops Holding Corp. Sr. Sec. Nt. 10.125% due 10/15/2015	250,000	265,625

		265,625
Technology – 2.1%
Agilent Technologies, Inc. Sr. Nt. 5.50% due 9/14/2015(3)	500,000	559,531
Amkor Technology, Inc. Sr. Nt. 7.375% due 5/1/2018	70,000	72,712
Avaya, Inc. 10.125% due 11/1/2015(4)	250,000	207,500
CDW LLC 8.50% due 4/1/2019	250,000	266,250
DuPont Fabros Technology L.P. 8.50% due 12/15/2017	250,000	275,000
Hewlett-Packard Co. Sr. Nt. 4.375% due 9/15/2021	500,000	513,893
Sanmina-SCI Corp. 7.00% due 5/15/2019(1)	250,000	242,500

		2,137,386
Transportation Services – 0.2%
Avis Budget Car Rental LLC 9.625% due 3/15/2018	200,000	219,000

		219,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	159

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Wireless – 1.5%
America Movil SAB de C.V. 5.625% due 11/15/2017(3)	$500,000	$585,340
Cricket Communications, Inc. 7.75% due 10/15/2020	250,000	238,750
NII Capital Corp. 8.875% due 12/15/2019	250,000	226,563
Sprint Nextel Corp. 9.00% due 11/15/2018(1)	400,000	447,000

		1,497,653
Wirelines – 1.9%
Frontier Communications Corp. Sr. Nt. 8.25% due 4/15/2017	250,000	268,750
Qwest Corp. Sr. Nt. 6.75% due 12/1/2021	500,000	562,591
Telecom Italia Capital S.A. 4.95% due 9/30/2014	500,000	496,250
Verizon Communications, Inc. Sr. Nt. 6.00% due 4/1/2041	500,000	633,874

		1,961,465
Total Corporate Bonds (Cost $38,484,380)		40,576,781

	Principal Amount	Value
Mortgage Pass-Through Securities – 11.6%
FNMA 3.00% due 12/1/2042(5)	1,400,000	1,435,656
3.50% due 6/1/2042	1,500,000	1,581,991
3.50% due 12/1/2042(5)	1,500,000	1,576,641
4.00% due 11/1/2040	811,641	865,197
4.00% due 12/1/2042(5)	3,600,000	3,831,188
4.50% due 6/1/2041	1,500,000	1,617,196
5.00% due 4/1/2039	700,000	757,780
Total Mortgage Pass-Through Securities (Cost $11,566,329)		11,665,649

160	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

June 30, 2012 (unaudited)	Foreign Currency(7)	Principal Amount	Value
Municipal Bonds – 1.7%
California St. Pub. Wrks. Brd. Lease Rev. Var. Cap. Projs. Sub. Ser. I-1 6.125% due 11/1/2029(3)		$500,000	$582,000
California St. Var. Purp. G.O. 6.00% due 4/1/2038(3)		500,000	579,305
Puerto Rico Comwlth. G.O. Ref. Pub. Impt. Ser. C 6.00% due 7/1/2039		500,000	538,645

Total Municipal Bonds (Cost $1,504,468)			1,699,950

		Principal Amount	Value
Non-U.S. Government Securities – 2.3%
Mexican Bonos 7.25% due 12/15/2016(3)	MXN	17,500,000	1,436,017
Poland Government Bond 5.25% due 4/25/2013 - 10/25/2017(3)	PLN	2,800,000	851,182

Total Non-U.S. Government Securities (Cost $2,439,113)			2,287,199

		Principal Amount	Value
Senior Secured Loans – 8.9%
Electric – 1.3%
LS Power Funding Corp. Term Loan 6.50% due 6/28/2019(2)		$500,000	494,375
Star West Generation LLC Term Loan B 6.00% due 5/17/2018(2)		846,154	815,836

			1,310,211
Food And Beverage – 0.9%
Del Monte Foods Co. Term Loan 4.50% due 3/8/2018(2)		958,759	943,783

			943,783
Healthcare – 1.5%
Immucor, Inc. Term Loan B 7.25% due 8/17/2018(2)		992,500	996,222

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	161

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Healthcare (continued)
Sheridan Holdings, Inc. New 1st Lien Term Loan 6.00% due 6/19/2019(2)	$500,000	$495,000

		1,491,222
Oil Field Services – 0.7%
Frac Tech International LLC Term Loan B 6.25% due 5/6/2016(2)	808,721	736,672

		736,672
Paper – 1.0%
Exopack LLC Term Loan 6.50% due 5/31/2017(2)	990,000	983,813

		983,813
Pharmaceuticals – 0.7%
Grifols, Inc. New Term Loan B 4.50% due 6/1/2017(2)	741,421	733,347

		733,347
Pipelines – 1.0%
Gibson Energy ULC New Term Loan B 4.75% due 6/15/2018(2)	980,893	978,440

		978,440
Refining – 0.3%
Citgo Petroleum Corp. Term Loan B 8.00% due 6/24/2015(2)	328,572	329,393

		329,393
Restaurants – 0.5%
Dunkin’ Brands, Inc. New Term Loan B2 4.00% due 11/23/2017(2)	487,460	480,392

		480,392
Technology – 1.0%
Blackboard, Inc. Term Loan BTerm Loan B 7.50% due 10/4/2018(2)	995,000	962,663

		962,663
Total Senior Secured Loans (Cost $8,948,672)		8,949,936

162	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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June 30, 2012 (unaudited)	Principal Amount	Value
U.S. Government Securities – 5.0%
U.S. Treasury Bonds 3.125% due 11/15/2041	$2,918,000	$3,136,850
U.S. Treasury Note 1.375% due 12/31/2018	1,850,000	1,891,337

Total U.S. Government Securities (Cost $4,808,992)		5,028,187

	Principal Amount	Value
Short-Term Investments – 2.0%
American Transmission Co. 0.17% due 7/9/2012(3)	500,000	499,981
EI DuPont 0.14% due 7/6/2012(3)	500,000	499,990
Emerson Electric Co. 0.12% due 7/9/2012(3)	500,000	499,987
Roche Holdings, Inc. 0.11% due 7/12/2012(3)	500,000	499,983

Total Short-Term Investments (Cost $1,999,941)		1,999,941

	Principal Amount	Value
Repurchase Agreements – 7.0%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $7,078,006, due 7/2/2012(6)	7,078,000	7,078,000
Total Repurchase Agreements (Cost $7,078,000)		7,078,000
Total Investments - 104.6% (Cost $102,519,608)		105,422,230
Other Liabilities, Net - (4.6)%		(4,606,889)
Total Net Assets - 100.0%		$100,815,341

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2012, the aggregate market value of these securities amounted to $11,807,383, representing 11.7% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at June 30, 2012.
(3)	Security is segregated as collateral to cover margin requirements on open forwards contracts.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	163

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

As of June 30, 2012, the Fund held the following forward currency exchange contracts:

Forward Currency Contracts to Sell (unaudited)	Counterparty	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation

AUD	JP Morgan Chase Bank	$2,032,719	$1,929,642	9/17/2012	$(103,077)

DKK	JP Morgan Chase Bank	341,137	338,618	9/17/2012	(2,519)

MXN	JP Morgan Chase Bank	828,306	791,004	9/17/2012	(37,302)

NOK	JP Morgan Chase Bank	1,626,111	1,597,831	9/17/2012	(28,280)

PLN	JP Morgan Chase Bank	776,335	759,977	9/17/2012	(16,358)

SEK	JP Morgan Chase Bank	692,003	668,687	9/17/2012	(23,316)

Total					$(210,852)

Legend:

AUD – Australian Dollar

DKK – Danish Krone

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

SEK – Swedish Krona

(4)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(5)	TBA – To be announced.
(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.625%	12/31/2014	$7,224,750

(7)	See currency legend above.

164	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$4,196,029	$—	$4,196,029

Collateralized Mortgage Obligations	—	12,546,524	—	12,546,524

Commercial Mortgage-Backed Securities	—	9,394,034	—	9,394,034

Corporate Bonds	—	40,576,781	—	40,576,781

Mortgage Pass-Through Securities	—	11,665,649	—	11,665,649

Municipal Bonds	—	1,699,950	—	1,699,950

Non U.S. Government Securities	—	2,287,199	—	2,287,199

Senior Secured Loans	—	8,949,936	—	8,949,936

U.S. Government Securities	—	5,028,187	—	5,028,187

Short-Term Investments	—	1,999,941	—	1,999,941

Repurchase Agreements	—	7,078,000	—	7,078,000

Other Financial Instruments:
Forward Currency Contracts	—	(210,852)	—	(210,852)

Total	$—	$105,211,378	$—	$105,211,378

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	165

SCHEDULE OF INVESTMENTS — RS MONEY MARKET FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Commercial Paper – 72.9%
Aerospace & Defense – 2.3%
Rockwell Collins, Inc. 0.11% due 7/3/2012(1)	$10,000,000	$9,999,939

		9,999,939
Agricultural – 2.3%
Cargill Global Funding 0.10% due 7/9/2012(1)	10,000,000	9,999,778

		9,999,778
Chemicals – 5.6%
Air Products & Chemicals, Inc. 0.13% due 7/5/2012(1)	10,000,000	9,999,856
BASF SE 0.16% due 9/12/2012(1)	5,000,000	4,998,378
0.18% due 9/18/2012(1)	5,000,000	4,998,025
Praxair, Inc. 0.11% due 7/11/2012	5,000,000	4,999,847

		24,996,106
Conglomerates – 2.2%
General Electric Capital Corp. 0.04% due 7/27/2012	10,000,000	9,999,711

		9,999,711
Diversified Chemicals – 1.1%
EI DuPont 0.16% due 7/23/2012(1)	5,000,000	4,999,511

		4,999,511
Diversified Manufacturing – 2.3%
Illinois Tool Works, Inc. 0.13% due 7/16/2012 - 7/24/2012(1)	10,000,000	9,999,314

		9,999,314
Education Revenue – 3.4%
Pres & Fell Harvard 0.10% due 7/27/2012	5,015,000	5,014,638
Yale University 0.15% due 8/7/2012	10,000,000	9,998,458

		15,013,096
Electric – 3.9%
American Transmission Co., LLC 0.14% due 7/23/2012(1)	7,360,000	7,359,370
Emerson Electric Co. 0.13% due 7/18/2012(1)	5,000,000	4,999,693
0.15% due 7/16/2012(1)	5,000,000	4,999,688

		17,358,751

166	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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June 30, 2012 (unaudited)	Principal Amount	Value
Entertainment – 2.2%
The Walt Disney Co. 0.11% due 7/13/2012(1)	$10,000,000	$9,999,633

		9,999,633
Food And Beverage – 6.9%
Nestle Capital Corp. 0.01% due 7/5/2012(1)	7,500,000	7,499,992
The Coca-Cola Co. 0.19% due 9/24/2012(1)	10,000,000	9,995,514
Unilever Capital Corp. 0.15% due 8/23/2012(1)	3,000,000	2,999,337
0.21% due 8/20/2012(1)	10,000,000	9,997,083

		30,491,926
Household Products - Wares – 2.3%
Kimberly-Clark Worldwide, Inc. 0.09% due 7/10/2012(1)	5,000,000	4,999,888
Proctor & Gamble Co. 0.14% due 7/30/2012(1)	5,000,000	4,999,436

		9,999,324
Insurance - Life – 6.9%
Massachusetts Mutual Life Insurance Co. 0.16% due 7/10/2012(1)	13,000,000	12,999,480
Prudential PLC 0.23% due 8/1/2012(1)	10,000,000	9,998,019
The Travelers Companies, Inc. 0.07% due 7/10/2012(1)	7,500,000	7,499,869

		30,497,368
Internet – 2.2%
Google, Inc. 0.12% due 7/9/2012(1)	5,000,000	4,999,867
0.13% due 8/21/2012(1)	5,000,000	4,999,079

		9,998,946
Oil & Gas Services – 2.2%
Baker Hughes, Inc. 0.15% due 7/13/2012(1)	5,000,000	4,999,750
0.17% due 7/24/2012(1)	5,000,000	4,999,457

		9,999,207
Oil: Integrated – 2.3%
ConocoPhillips 0.12% due 7/13/2012(1)	10,000,000	9,999,600

		9,999,600
Personal Products – 2.3%
L’Oreal U.S.A., Inc. 0.12% due 7/12/2012(1)	10,000,000	9,999,633

		9,999,633

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	167

SCHEDULE OF INVESTMENTS — RS MONEY MARKET FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Pharmaceuticals – 9.1%
Johnson & Johnson 0.11% due 8/13/2012(1)	$3,000,000	$2,999,606
Medtronic, Inc. 0.11% due 7/27/2012(1)	10,000,000	9,999,206
0.12% due 7/27/2012(1)	2,500,000	2,499,783
Pfizer, Inc. 0.10% due 7/25/2012(1)	10,000,000	9,999,333
Roche Holdings, Inc. 0.09% due 7/27/2012(1)	5,000,000	4,999,675
0.12% due 7/23/2012(1)	4,750,000	4,749,652
Sanofi-Aventis 0.12% due 8/24/2012(1)	5,000,000	4,999,100

		40,246,355
Restaurants – 1.1%
McDonald’s Corp. 0.11% due 7/30/2012(1)	5,000,000	4,999,557

		4,999,557
Retailers – 2.2%
Wal-Mart Stores, Inc. 0.12% due 7/26/2012(1)	5,000,000	4,999,583
0.13% due 7/27/2012(1)	5,000,000	4,999,531

		9,999,114
Semiconductors & Components – 2.0%
Texas Instruments, Inc. 0.11% due 7/17/2012(1)	5,000,000	4,999,756
0.13% due 7/17/2012(1)	4,000,000	3,999,769

		8,999,525
Tobacco – 3.4%
Philip Morris International, Inc. 0.07% due 7/25/2012(1)	5,000,000	4,999,767
0.11% due 7/16/2012(1)	10,000,000	9,999,541

		14,999,308
Transportation – 2.8%
NetJets, Inc. 0.12% due 7/6/2012(1)	10,000,000	9,999,833
0.13% due 7/24/2012(1)	2,650,000	2,649,780

		12,649,613
Utilities - Electric & Water – 1.9%
National Rural Utilities Cooperative Finance Corp. 0.14% due 8/3/2012	8,500,000	8,498,909

		8,498,909
Total Commercial Paper (Cost $323,744,224)		323,744,224

168	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MONEY MARKET FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Municipal Securities – 6.5%
Connecticut – 3.9%
Connecticut St. Housing Fin. Auth. Ser. B-4 0.20% due 7/5/2012(2)(3)	$17,155,000	$17,155,000

		17,155,000
Iowa – 0.7%
Iowa Fin. Auth. Single Family Mtg. Rev. Mtg. Bkd. Secs. Prog. Ser. C 0.19% due 7/5/2012(2)(4)	3,360,000	3,360,000

		3,360,000
New York – 1.9%
New York St. Pwr. Auth. 0.12% due 8/16/2012	8,261,000	8,259,205

		8,259,205
Total Municipal Securities (Cost $28,774,205)		28,774,205

	Principal Amount	Value
U.S. Government Securities – 19.6%
U.S. Treasury Bills 0.051% due 8/23/2012	5,000,000	4,999,625
0.055% due 9/20/2012	5,000,000	4,999,381
0.057% due 7/26/2012 - 8/9/2012	15,000,000	14,999,185
0.063% due 8/30/2012	10,000,000	9,998,950
0.065% due 8/23/2012	10,000,000	9,999,043
0.07% due 8/23/2012 - 10/18/2012	15,000,000	14,997,910
0.10% due 9/20/2012	5,000,000	4,998,875
0.124% due 11/15/2012	5,000,000	4,997,641
0.14% due 12/13/2012	7,000,000	6,995,508
0.141% due 1/10/2013	5,000,000	4,996,220
0.148% due 2/7/2013	5,000,000	4,995,457
Total U.S. Government Securities (Cost $86,977,795)		86,977,795

	Principal Amount	Value
Repurchase Agreements – 1.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $5,651,005, due 7/2/2012(5)	5,651,000	5,651,000
Total Repurchase Agreements (Cost $5,651,000)		5,651,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	169

SCHEDULE OF INVESTMENTS — RS MONEY MARKET FUND

June 30, 2012 (unaudited)	Value
Total Investments - 100.3% (Cost $445,147,224)	$445,147,224
Other Liabilities, Net - (0.3)%	(1,435,030)
Total Net Assets - 100.0%	$443,712,194

(1)

Security issued in an exempt transaction without registration under the Securities Act of 1933. At June 30, 2012, the aggregate market value of these securities amounted to $285,232,661, representing 64.3% of the net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate demand note. The rate shown is the rate in effect at June 30, 2012.
(3)	Issue supported by a standby purchase agreement with Helabe Landesbank Hessen-Thuringen.
(4)	Issue supported by a standby purchase agreement with Federal Home Loan Bank.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	0.25%	2/28/2014	$5,765,000

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Commercial Paper	$—	$323,744,224	$—	$323,744,224

Municipal Securities	—	28,774,205	—	28,774,205

U.S. Government Securities	—	86,977,795	—	86,977,795

Repurchase Agreements	—	5,651,000	—	5,651,000

Total	$—	$445,147,224	$—	$445,147,224

The Fund’s end of the month schedule of Investments is available at www.RSInvestments.com on the fifth business day following the end of each month. Also available on the website is a link to the Securities Exchange Commission’s website to view the Fund’s monthly Form N-MFP fillings which are posted by the sixtieth day after the end of each month.

170	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

www.RSinvestments.com	171

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of June 30, 2012 (unaudited)	RS Investment Quality Bond	RS Low Duration Bond	RS High Yield
Assets
Investments, at value	$230,864,526	$1,598,890,769	$133,710,098
Cash and cash equivalents	304	321	635
Foreign currency, at value	—	—	—
Dividends/interest receivable	1,254,991	8,183,394	2,272,671
Receivable for fund shares subscribed	1,041,466	19,666,524	150,168
Receivable for investments sold	502,580	552,024	2,275,608
Due from distributor	—	—	—

Total Assets	233,663,867	1,627,293,032	138,409,180

Liabilities
Payable for investments purchased	12,551,425	59,367,214	2,694,671
Payable for fund shares redeemed	1,087,466	17,659,040	175,353
Payable to adviser	83,458	560,975	56,731
Distributions payable	44,006	527,340	319,663
Payable to distributor	17,810	125,286	15,451
Accrued trustees’ fees	1,285	5,790	866
Unrealized depreciation for open forward currency contracts	—	—	—
Accrued expenses/other liabilities	28,208	57,389	22,505

Total Liabilities	13,813,658	78,303,034	3,285,240

Total Net Assets	$219,850,209	$1,548,989,998	$135,123,940

Net Assets Consist of:
Paid-in capital	$208,279,309	$1,542,678,434	$139,723,679
Distributions in excess of net investment income	—	(2,565)	—
Accumulated undistributed net investment income	34,507	—	168,232
Accumulated net realized gain/(loss) from investments and foreign currency transactions	1,584,510	460,199	(7,524,673)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	9,951,883	5,853,930	2,756,702

Total Net Assets	$219,850,209	$1,548,989,998	$135,123,940

Investments, at Cost	$220,912,643	$1,593,036,839	$130,953,396

Foreign Currency, at Cost	$—	$—	$—

Pricing of Shares
Net Assets:
Class A	$130,654,023	$760,005,530	$72,928,830
Class C	23,975,909	296,129,746	31,723,596
Class K	9,411,200	5,922,850	20,568,602
Class Y	55,809,077	486,931,872	9,902,912
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	12,426,052	74,003,378	10,490,481
Class C	2,280,911	28,833,559	4,565,829
Class K	894,039	576,669	2,957,332
Class Y	5,305,430	47,403,372	1,426,351
Net Asset Value Per Share:
Class A	$10.51	$10.27	$6.95
Class C	10.51	10.27	6.95
Class K	10.53	10.27	6.96
Class Y	10.52	10.27	6.94
Sales Charge Class A (Load)	3.75%	2.25%	3.75%
Maximum Offering Price Per Class A Share	$10.92	$10.51	$7.22

172	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Tax-Exempt	RS High Income Municipal Bond	RS Floating Rate	RS Strategic Income	RS Money Market

$461,120,293	$251,229,449	$1,456,870,582	$105,422,230		$445,147,224
17,975,640	21,381,553	77	753		632
—	—	—	48,084		—
5,775,581	3,368,763	10,944,584	820,420		5,517
3,957,316	1,699,414	12,879,807	5,218,029		332,550
—	1,481,250	9,366,372	368,999		—
—	—	—	—		38,934

488,828,830	279,160,429	1,490,061,422	111,878,515		445,524,857

8,604,190	13,896,197	77,438,818	10,247,643		—
1,057,235	545,982	3,402,188	483,317		1,572,002
194,775	105,651	734,829	48,922		165,535
308,709	140,598	1,582,083	28,853		98
37,819	12,357	111,121	1,698		—
2,069	926	8,101	607		3,854
—	—	—	210,852		—
41,117	16,406	171,916	41,282		71,174

10,245,914	14,718,117	83,449,056	11,063,174		1,812,663

$478,582,916	$264,442,312	$1,406,612,366	$100,815,341		$443,712,194

$448,189,151	$251,816,163	$1,449,583,614	$97,311,201		$443,756,646
—	—	(4,771)	—		—
16,982	27,416	—	192,057		3,748
(1,835,259)	(1,789,979)	(27,446,471)	621,194		(48,200)
32,212,042	14,388,712	(15,520,006)	2,690,889		—

$478,582,916	$264,442,312	$1,406,612,366	$100,815,341		$443,712,194

$428,908,251	$236,840,737	$1,472,390,588	$102,519,608		$445,147,224

$—	$—	$—	$48,441		$—

$285,172,743	$136,914,460	$547,764,265	$75,748,382		$419,127,148
96,549,351	56,044,863	481,786,978	11,193,035		2,005,698
—	—	4,274,039	2,737,102		22,579,348
96,860,822	71,482,989	372,787,084	11,136,822		—

26,114,169	12,440,713	54,432,093	7,195,501		419,178,868
8,843,096	5,093,074	47,856,747	1,060,710		2,006,535
—	—	424,835	259,263		22,581,057
8,874,609	6,494,123	37,034,697	1,059,834		—

$10.92	$11.01	$10.06	$10.53		$1.00
10.92	11.00	10.07	10.55		1.00
—	—	10.06	10.56		1.00
10.91	11.01	10.07	10.51		—

3.75%	3.75%	2.25%	3.75%		NA
$11.35	$11.43	$10.29	$10.94	$	NA

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	173

FINANCIAL INFORMATION

Statements of Operations For the Six-Month Period Ended June 30, 2012 (unaudited)	RS Investment Quality Bond	RS Low Duration Bond	RS High Yield
Investment Income
Interest	$3,795,891	$19,705,587	$5,237,723

Total Investment Income	3,795,891	19,705,587	5,237,723

Expenses
Investment advisory fees	514,903	3,039,164	420,979
Distribution fees	288,228	2,196,789	335,435
Transfer agent fees	95,011	417,958	56,566
Registration fees	34,910	77,151	40,621
Custodian fees	34,199	71,260	27,980
Professional fees	21,908	54,859	20,602
Administrative service fees	11,269	68,354	7,650
Shareholder reports	7,366	41,728	7,127
Trustees’ fees	4,374	26,061	3,031
Insurance expense	1,903	9,431	1,593
Other expenses	2,126	12,341	1,479

Total Expenses	1,016,197	6,015,096	923,063

Less: Fee/Expense waiver/reimbursement by distributor	(94,292)	(79,594)	(140,618)
Less: Custody credits	(2)	(53)	(10)

Total Expenses, Net	921,903	5,935,449	782,435

Net Investment Income	2,873,988	13,770,138	4,455,288

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain/(loss) from investments	1,715,119	483,459	285,442
Net realized gain/(loss) from foreign currency transactions	—	—	—
Net change in unrealized appreciation/depreciation on investments	1,849,308	6,671,036	3,575,640
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	—	—	—

Net Gain on Investments and Foreign Currency Transactions	3,564,427	7,154,495	3,861,082

Net Increase in Net Assets Resulting from Operations	$6,438,415	$20,924,633	$8,316,370

174	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Tax-Exempt	RS High Income Municipal Bond	RS Floating Rate	RS Strategic Income	RS Money Market

$8,495,222	$5,222,626	$40,294,009	$2,134,982	$253,348

8,495,222	5,222,626	40,294,009	2,134,982	253,348

1,118,285	535,638	4,154,673	274,386	1,014,315
780,609	365,969	2,867,941	148,055	623,600
143,316	63,140	380,493	32,552	102,000
31,290	26,737	83,663	29,455	28,964
28,874	14,319	81,033	29,480	30,263
26,496	18,647	123,597	18,350	30,276
23,480	10,238	70,967	5,022	26,934
13,954	6,122	49,422	3,270	21,450
8,964	3,932	28,091	1,960	10,546
3,590	1,409	13,770	862	5,288
4,283	1,860	76,623	1,001	3,466

2,183,141	1,048,011	7,930,273	544,393	1,897,102

(112,835)	(237,269)	(2,038,625)	(194,321)	(1,666,331)
(4,285)	(695)	(2)	(2)	—

2,066,021	810,047	5,891,646	350,070	230,771

6,429,201	4,412,579	34,402,363	1,784,912	22,577

1,181,631	220,526	(13,588,176)	742,282	—
—	—	—	(2,215)	—
7,727,547	7,904,150	37,192,461	1,574,380	—
—	—	—	(330,928)	—

8,909,178	8,124,676	23,604,285	1,983,519	—

$15,338,379	$12,537,255	$58,006,648	$3,768,431	$22,577

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	175

FINANCIAL INFORMATION

Statements of Changes in Net Assets Six-month-ended numbers are unaudited	RS Investment Quality Bond

	For the Six Months Ended 6/30/12	For the Year Ended 12/31/11

Operations
Net investment income	$2,873,988	$5,474,861
Net realized gain/(loss) from investments	1,715,119	2,155,783
Net change in unrealized appreciation/depreciation on investments	1,849,308	3,021,319

Net Increase in Net Assets Resulting from Operations	6,438,415	10,651,963

Distributions to Shareholders
Net investment income
Class A	(1,743,138)	(4,047,637)
Class B1	(4,986)	(43,417)
Class C	(205,431)	(223,488)
Class K	(122,371)	(338,361)
Class Y	(798,066)	(821,488)
Net realized gain on investments
Class A	(153,002)	(1,190,280)
Class B1	—	(17,895)
Class C	(27,699)	(145,836)
Class K	(11,561)	(121,623)
Class Y	(65,376)	(497,370)

Total Distributions	(3,131,630)	(7,447,395)

Capital Share Transactions
Proceeds from sales of shares	55,452,805	124,890,925
Reinvestment of distributions	2,854,922	6,878,742
Cost of shares redeemed	(36,082,421)	(97,014,369)

Net Increase in Net Assets Resulting from Capital Share Transactions	22,225,306	34,755,298

Net Increase in Net Assets	25,532,091	37,959,866

Net Assets
Beginning of period	194,318,118	156,358,252

End of period	$219,850,209	$194,318,118

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$34,507	$34,511

Other Information:
Shares
Sold	5,310,292	12,117,877
Reinvested	272,763	669,050
Redeemed	(3,460,613)	(9,455,509)

Net Increase	2,122,442	3,331,418

[1]	Effective February 17, 2012, all Class B shares were converted to Class A shares.

176	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Low Duration Bond		RS High Yield		RS Tax-Exempt

For the Six Months Ended 6/30/12	For the Year Ended 12/31/11	For the Six Months Ended 6/30/12	For the Year Ended 12/31/11	For the Six Months Ended 6/30/12	For the Year Ended 12/31/11

$13,770,138	$17,825,314	$4,455,288	$8,769,915	$6,429,201	$9,747,509
483,459	627,776	285,442	3,302,769	1,181,631	(676,886)
6,671,036	(6,050,747)	3,575,640	(7,009,554)	7,727,547	23,173,892

20,924,633	12,402,343	8,316,370	5,063,130	15,338,379	32,244,515

(7,442,545)	(10,644,428)	(2,496,001)	(4,980,635)	(4,078,625)	(6,475,708)
(4,270)	(27,313)	(30,399)	(242,469)	—	—
(1,781,022)	(2,771,606)	(995,667)	(1,765,557)	(968,558)	(1,643,873)
(50,163)	(99,495)	(615,234)	(1,292,628)	—	—
(4,492,138)	(4,282,877)	(317,987)	(488,522)	(1,382,018)	(1,627,924)

(65,737)	(302,444)	—	—	—	—
—	(1,080)	—	—	—	—
(25,790)	(114,212)	—	—	—	—
(531)	(2,876)	—	—	—	—
(42,588)	(140,656)	—	—	—	—

(13,904,784)	(18,386,987)	(4,455,288)	(8,769,811)	(6,429,201)	(9,747,505)

794,953,627	1,081,313,191	43,823,646	57,154,981	132,967,091	233,290,470
10,700,757	13,902,345	2,537,682	7,809,157	4,540,858	6,172,296
(486,292,297)	(529,733,623)	(41,654,166)	(59,004,412)	(81,625,083)	(113,768,273)

319,362,087	565,481,913	4,707,162	5,959,726	55,882,866	125,694,493

326,381,936	559,497,269	8,568,244	2,253,045	64,792,044	148,191,503

1,222,608,062	663,110,793	126,555,696	124,302,651	413,790,872	265,599,369

$1,548,989,998	$1,222,608,062	$135,123,940	$126,555,696	$478,582,916	$413,790,872

$(2,565)	$(2,565)	$—	$—	$—	$—

$—	$—	$168,232	$168,232	$16,982	$16,982

77,426,569	105,511,560	6,316,455	8,359,089	12,203,269	22,580,440
1,041,525	1,355,650	364,423	1,131,649	416,051	600,622
(47,369,612)	(51,637,944)	(6,001,005)	(8,665,205)	(7,505,255)	(11,147,865)

31,098,482	55,229,266	679,873	825,533	5,114,065	12,033,197

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	177

FINANCIAL INFORMATION

Statements of Changes in Net Assets (continued) Six-month-ended numbers are unaudited	RS High Income Municipal Bond

	For the Six Months Ended 6/30/12	For the Year Ended 12/31/11

Operations
Net investment income	$4,412,579	$6,135,309
Net realized gain/(loss) from investments and foreign currency transactions	220,526	(1,368,294)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	7,904,150	9,270,901

Net Increase/(Decrease) in Net Assets Resulting from Operations	12,537,255	14,037,916

Distributions to Shareholders
Net investment income
Class A	(2,435,635)	(4,105,058)
Class B1	—	—
Class C	(753,184)	(1,065,068)
Class K	—	—
Class Y	(1,196,344)	(979,444)
Net realized gain on investments
Class A	—	—
Class B1	—	—
Class C	—	—
Class K	—	—
Class Y	—	—

Total Distributions	(4,385,163)	(6,149,570)

Capital Share Transactions
Proceeds from sales of shares	142,795,162	113,615,961
Reinvestment of distributions	3,483,865	4,837,088
Cost of shares redeemed	(60,628,995)	(59,459,711)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	85,650,032	58,993,338

Net Increase/(Decrease) in Net Assets	93,802,124	66,881,684

Net Assets
Beginning of period	170,640,188	103,758,504

End of period	$264,442,312	$170,640,188

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$27,416	$—

Other Information:
Shares
Sold	13,113,759	11,151,632
Reinvested	318,650	477,393
Redeemed	(5,577,745)	(5,881,968)

Net Increase/(Decrease)	7,854,664	5,747,057

[1]	Effective February 17, 2012, all Class B shares were converted to Class A shares.

178	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Floating Rate		RS Strategic Income		RS Money Market

For the Six Months Ended 6/30/12	For the Year Ended 12/31/11	For the Six Months Ended 6/30/12	For the Year Ended 12/31/11	For the Six Months Ended 6/30/12	For the Year Ended 12/31/11

$34,402,363	$64,698,912	$1,784,912	$3,494,180	$22,577	$50,320
(13,588,176)	(13,844,916)	740,067	509,491	—	—
37,192,461	(57,190,921)	1,243,452	68,451	—	—

58,006,648	(6,336,925)	3,768,431	4,072,122	22,577	50,320

(14,095,909)	(30,511,137)	(1,404,372)	(3,005,977)	(21,224)	(87,563)
—	—	—	—	(9)	(265)
(10,772,309)	(16,641,641)	(159,118)	(258,335)	(160)	(1,093)
(101,324)	(181,841)	(47,167)	(108,507)	(1,184)	(3,758)
(9,432,821)	(17,385,107)	(158,502)	(315,570)	—	—

—	(844,303)	—	(391,062)	—	—
—	—	—	—	—	—
—	(469,602)	—	(49,330)	—	—
—	(4,872)	—	(15,210)	—	—
—	(497,213)	—	(30,155)	—	—

(34,402,363)	(66,535,716)	(1,769,159)	(4,174,146)	(22,577)	(92,679)

470,765,058	1,438,401,588	31,757,462	31,051,598	124,022,969	289,815,815
24,811,438	44,085,967	1,601,057	3,984,185	22,101	91,323
(265,185,099)	(913,137,930)	(17,237,228)	(18,743,724)	(147,934,949)	(283,421,644)

230,391,397	569,349,625	16,121,291	16,292,059	(23,889,879)	6,485,494

253,995,682	496,476,984	18,120,563	16,190,035	(23,889,879)	6,443,135

1,152,616,684	656,139,700	82,694,778	66,504,743	467,602,073	461,158,938

$1,406,612,366	$1,152,616,684	$100,815,341	$82,694,778	$443,712,194	$467,602,073

$(4,771)	$(4,771)	$—	$—	$—	$—

$—	$—	$192,057	$176,304	$3,748	$3,748

46,700,565	139,964,631	3,034,360	3,010,172	124,022,736	289,815,815
2,461,362	4,374,114	152,663	386,287	22,101	91,323
(26,373,396)	(91,052,329)	(1,648,365)	(1,817,221)	(147,934,949)	(283,421,644)

22,788,531	53,286,416	1,538,658	1,579,238	(23,890,112)	6,485,494

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	179

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past six reporting periods (or, if shorter, the period since inception of each Fund’s share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Investment Quality Bond Fund
Class A
Six Months Ended 6/30/12[1]	$10.34	$0.15	$0.18	$0.33	$(0.15)	$(0.01)
Year Ended 12/31/11	10.12	0.35	0.33	0.68	(0.35)	(0.11)
Year Ended 12/31/10	9.89	0.38	0.36	0.74	(0.38)	(0.13)
Year Ended 12/31/09	9.34	0.41	0.55	0.96	(0.41)	—
Year Ended 12/31/08	9.79	0.42	(0.45)	(0.03)	(0.42)	—
Year Ended 12/31/07	9.69	0.44	0.10	0.54	(0.44)	—

Class C
Six Months Ended 6/30/12[1]	$10.34	$0.11	$0.18	$0.29	$(0.11)	$(0.01)
Year Ended 12/31/11	10.11	0.28	0.34	0.62	(0.28)	(0.11)
Year Ended 12/31/10	9.89	0.30	0.35	0.65	(0.30)	(0.13)
Year Ended 12/31/09	9.34	0.34	0.55	0.89	(0.34)	—
Year Ended 12/31/08	9.79	0.35	(0.45)	(0.10)	(0.35)	—
Year Ended 12/31/07	9.68	0.37	0.11	0.48	(0.37)	—

Class K
Six Months Ended 6/30/12[1]	$10.36	$0.13	$0.18	$0.31	$(0.13)	$(0.01)
Year Ended 12/31/11	10.13	0.31	0.34	0.65	(0.31)	(0.11)
Year Ended 12/31/10	9.90	0.34	0.36	0.70	(0.34)	(0.13)
Year Ended 12/31/09	9.35	0.37	0.55	0.92	(0.37)	—
Year Ended 12/31/08	9.80	0.38	(0.45)	(0.07)	(0.38)	—
Year Ended 12/31/07	9.70	0.40	0.10	0.50	(0.40)	—

Class Y
Six Months Ended 6/30/12[1]	$10.35	$0.16	$0.18	$0.34	$(0.16)	$(0.01)
Year Ended 12/31/11	10.12	0.37	0.34	0.71	(0.37)	(0.11)
Year Ended 12/31/10	9.89	0.40	0.36	0.76	(0.40)	(0.13)
Period From 5/13/09[4] to 12/31/09[1]	9.47	0.27	0.42	0.69	(0.27)	—

See notes to Financial Highlights on page 192-193.

180	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.16)	$10.51	3.21%	$130,654	0.85%	0.96%	2.84%	2.73%	72%
(0.46)	10.34	6.87%	115,632	0.85%	0.98%	3.46%	3.33%	113%
(0.51)	10.12	7.55%	135,370	0.85%	1.04%	3.69%	3.50%	129%
(0.41)	9.89	10.50%	127,155	0.85%	1.05%	4.24%	4.04%	169%
(0.42)	9.34	(0.35)%	88,118	0.85%	1.01%	4.34%	4.18%	172%
(0.44)	9.79	5.73%	94,057	0.85%	1.04%	4.56%	4.37%	154%

$(0.12)	$10.51	2.82%	$23,976	1.60%	1.74%	2.06%	1.92%	72%
(0.39)	10.34	6.17%	15,482	1.60%	1.84%	2.60%	2.36%	113%
(0.43)	10.11	6.64%	7,270	1.60%	1.80%	2.97%	2.77%	129%
(0.34)	9.89	9.68%	11,701	1.60%	1.81%	3.49%	3.28%	169%
(0.35)	9.34	(1.10)%	7,794	1.60%	1.80%	3.60%	3.40%	172%
(0.37)	9.79	5.05%	7,293	1.61%	1.82%	3.81%	3.60%	154%

$(0.14)	$10.53	3.00%	$9,411	1.25%	1.46%	2.43%	2.22%	72%
(0.42)	10.36	6.55%	10,471	1.25%	1.50%	3.04%	2.79%	113%
(0.47)	10.13	7.12%	10,104	1.25%	1.50%	3.34%	3.09%	129%
(0.37)	9.90	10.05%	13,096	1.25%	1.55%	3.86%	3.56%	169%
(0.38)	9.35	(0.74)%	10,804	1.25%	1.39%	3.95%	3.81%	172%
(0.40)	9.80	5.31%	9,695	1.25%	1.63%	4.17%	3.79%	154%

$(0.17)	$10.52	3.30%	$55,809	0.66%	0.67%	3.04%	3.03%	72%
(0.48)	10.35	7.18%	51,026	0.66%	0.68%	3.39%	3.37%	113%
(0.53)	10.12	7.75%	1,849	0.66%	0.76%	3.85%	3.75%	129%
(0.27)	9.89	7.32%	1,093	0.66%	0.84%	4.28%	4.10%	169%
See notes to Financial Highlights on page 192-193.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	181

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Low Duration Bond Fund
Class A
Six Months Ended 6/30/12[1]	$10.21	$0.11	$0.06	$0.17	$(0.11)	$—	[5]
Year Ended 12/31/11	10.28	0.24	(0.06)	0.18	(0.24)	(0.01)
Year Ended 12/31/10	10.17	0.28	0.14	0.42	(0.28)	(0.03)
Year Ended 12/31/09	9.88	0.28	0.29	0.57	(0.28)	—	[5]
Year Ended 12/31/08	9.89	0.34	(0.01)	0.33	(0.34)	—
Year Ended 12/31/07	9.80	0.42	0.09	0.51	(0.42)	—

Class C
Six Months Ended 6/30/12[1]	$10.21	$0.07	$0.06	$0.13	$(0.07)	$—	[5]
Year Ended 12/31/11	10.28	0.16	(0.06)	0.10	(0.16)	(0.01)
Year Ended 12/31/10	10.17	0.21	0.14	0.35	(0.21)	(0.03)
Year Ended 12/31/09	9.88	0.21	0.29	0.50	(0.21)	—	[5]
Year Ended 12/31/08	9.89	0.26	(0.01)	0.25	(0.26)	—
Year Ended 12/31/07	9.80	0.34	0.09	0.43	(0.34)	—

Class K
Six Months Ended 6/30/12[1]	$10.21	$0.09	$0.06	$0.15	$(0.09)	$—	[5]
Year Ended 12/31/11	10.28	0.20	(0.06)	0.14	(0.20)	(0.01)
Year Ended 12/31/10	10.17	0.24	0.14	0.38	(0.24)	(0.03)
Year Ended 12/31/09	9.88	0.24	0.29	0.53	(0.24)	—	[5]
Year Ended 12/31/08	9.89	0.30	(0.01)	0.29	(0.30)	—
Year Ended 12/31/07	9.80	0.38	0.09	0.47	(0.38)	—

Class Y
Six Months Ended 6/30/12[1]	$10.21	$0.12	$0.06	$0.18	$(0.12)	$—	[5]
Year Ended 12/31/11	10.28	0.26	(0.06)	0.20	(0.26)	(0.01)
Year Ended 12/31/10	10.17	0.30	0.14	0.44	(0.30)	(0.03)
Period From 5/13/09[4] to 12/31/09[1]	9.98	0.20	0.19	0.39	(0.20)	—	[5]

See notes to Financial Highlights on page 192-193.

182	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.11)	$10.27	1.67%	$760,005	0.80%	0.81%	2.12%	2.11%	28%
(0.25)	10.21	1.68%	665,196	0.80%	0.86%	2.26%	2.20%	76%
(0.31)	10.28	4.15%	408,167	0.80%	0.93%	2.68%	2.55%	121%
(0.28)	10.17	5.89%	162,209	0.80%	0.97%	2.84%	2.67%	393%
(0.34)	9.88	3.35%	17,326	0.80%	1.23%	3.37%	2.94%	127%
(0.42)	9.89	5.29%	10,320	0.80%	1.29%	4.25%	3.76%	53%

$(0.07)	$10.27	1.29%	$296,130	1.55%	1.57%	1.37%	1.35%	28%
(0.17)	10.21	0.93%	236,987	1.55%	1.61%	1.52%	1.46%	76%
(0.24)	10.28	3.38%	144,393	1.55%	1.67%	1.92%	1.80%	121%
(0.21)	10.17	5.10%	44,681	1.55%	1.71%	2.09%	1.93%	393%
(0.26)	9.88	2.58%	9,156	1.55%	1.93%	2.65%	2.27%	127%
(0.34)	9.89	4.51%	8,290	1.55%	1.98%	3.50%	3.07%	53%

$(0.09)	$10.27	1.47%	$5,923	1.20%	1.31%	1.72%	1.61%	28%
(0.21)	10.21	1.28%	5,551	1.20%	1.36%	1.88%	1.72%	76%
(0.27)	10.28	3.75%	4,139	1.20%	1.41%	2.32%	2.11%	121%
(0.24)	10.17	5.47%	3,746	1.20%	1.42%	2.42%	2.20%	393%
(0.30)	9.88	2.94%	10,854	1.20%	1.56%	3.00%	2.64%	127%
(0.38)	9.89	4.87%	10,171	1.20%	1.67%	3.85%	3.38%	53%

$(0.12)	$10.27	1.79%	$486,932	0.56%	0.56%	2.34%	2.34%	28%
(0.27)	10.21	1.89%	312,680	0.60%	0.60%	2.43%	2.43%	76%
(0.33)	10.28	4.36%	104,784	0.62%	0.62%	2.83%	2.83%	121%
(0.20)	10.17	3.91%	7,347	0.63%	0.73%	3.07%	2.97%	393%

See notes to Financial Highlights on page 192-193.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	183

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS High Yield Fund
Class A
Six Months Ended 6/30/12[1]	$6.75	$0.23	$0.20	$0.43	$(0.23)	$—
Year Ended 12/31/11	6.93	0.49	(0.18)	0.31	(0.49)	—
Year Ended 12/31/10	6.59	0.52	0.34	0.86	(0.52)	—
Year Ended 12/31/09	5.16	0.50	1.43	1.93	(0.50)	—
Year Ended 12/31/08	7.03	0.52	(1.87)	(1.35)	(0.52)	—
Year Ended 12/31/07	7.49	0.54	(0.46)	0.08	(0.54)	—

Class C
Six Months Ended 6/30/12[1]	$6.74	$0.20	$0.21	$0.41	$(0.20)	$—
Year Ended 12/31/11	6.93	0.44	(0.19)	0.25	(0.44)	—
Year Ended 12/31/10	6.58	0.47	0.35	0.82	(0.47)	—
Year Ended 12/31/09	5.16	0.45	1.42	1.87	(0.45)	—
Year Ended 12/31/08	7.02	0.47	(1.86)	(1.39)	(0.47)	—
Year Ended 12/31/07	7.48	0.49	(0.46)	0.03	(0.49)	—

Class K
Six Months Ended 6/30/12[1]	$6.75	$0.21	$0.21	$0.42	$(0.21)	$—
Year Ended 12/31/11	6.93	0.46	(0.18)	0.28	(0.46)	—
Year Ended 12/31/10	6.59	0.49	0.34	0.83	(0.49)	—
Year Ended 12/31/09	5.16	0.48	1.43	1.91	(0.48)	—
Year Ended 12/31/08	7.03	0.50	(1.87)	(1.37)	(0.50)	—
Year Ended 12/31/07	7.49	0.51	(0.46)	0.05	(0.51)	—

Class Y
Six Months Ended 6/30/12[1]	$6.74	$0.23	$0.20	$0.43	$(0.23)	$—
Year Ended 12/31/11	6.92	0.50	(0.18)	0.32	(0.50)	—
Year Ended 12/31/10	6.58	0.53	0.34	0.87	(0.53)	—
Period From 5/13/09[4] to 12/31/09[1]	5.74	0.33	0.84	1.17	(0.33)	—

See notes to Financial Highlights on page 192-193.

184	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.23)	$6.95	6.38%	$72,929	0.88%	1.08%	6.58%	6.38%	54%
(0.49)	6.75	4.56%	68,517	0.85%	1.11%	7.10%	6.84%	101%
(0.52)	6.93	13.54%	72,025	0.85%	1.14%	7.67%	7.38%	108%
(0.50)	6.59	38.92%	76,328	0.85%	1.14%	8.39%	8.10%	66%
(0.52)	5.16	(20.10)%	41,222	0.85%	1.18%	8.38%	8.05%	72%
(0.54)	7.03	1.04%	48,425	0.85%	1.17%	7.37%	7.05%	95%

$(0.20)	$6.95	6.14%	$31,723	1.63%	1.85%	5.82%	5.60%	54%
(0.44)	6.74	3.62%	27,882	1.60%	1.88%	6.34%	6.06%	101%
(0.47)	6.93	12.88%	25,102	1.60%	1.92%	6.92%	6.60%	108%
(0.45)	6.58	37.69%	15,088	1.60%	1.93%	7.67%	7.34%	66%
(0.47)	5.16	(20.58)%	8,897	1.60%	1.93%	7.59%	7.26%	72%
(0.49)	7.02	0.28%	11,277	1.60%	1.93%	6.62%	6.29%	95%

$(0.21)	$6.96	6.32%	$20,569	1.28%	1.50%	6.20%	5.98%	54%
(0.46)	6.75	4.15%	18,961	1.25%	1.54%	6.71%	6.42%	101%
(0.49)	6.93	13.09%	18,710	1.25%	1.58%	7.29%	6.96%	108%
(0.48)	6.59	38.36%	16,522	1.25%	1.60%	8.04%	7.69%	66%
(0.50)	5.16	(20.42)%	11,663	1.25%	1.57%	7.94%	7.62%	72%
(0.51)	7.03	0.64%	14,330	1.25%	1.65%	6.97%	6.57%	95%

$(0.23)	$6.94	6.48%	$9,903	0.70%	0.84%	6.76%	6.62%	54%
(0.50)	6.74	4.75%	7,418	0.66%	0.88%	7.30%	7.08%	101%
(0.53)	6.92	13.77%	4,678	0.66%	0.88%	7.89%	7.67%	108%
(0.33)	6.58	20.76%	1,207	0.66%	0.97%	8.25%	7.94%	66%

See notes to Financial Highlights on page 192-193.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	185

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Tax-Exempt Fund
Class A
Six Months Ended 6/30/12[1]	$10.69	$0.16	$0.23	$0.39	$(0.16)	$—
Year Ended 12/31/11	9.95	0.34	0.74	1.08	(0.34)	—
Year Ended 12/31/10	10.19	0.37	(0.24)	0.13	(0.37)	—
Year Ended 12/31/09	9.48	0.37	0.71	1.08	(0.37)	—
Year Ended 12/31/08	9.83	0.33	(0.35)	(0.02)	(0.33)	—
Year Ended 12/31/07	10.08	0.36	(0.22)	0.14	(0.36)	(0.03)

Class C
Six Months Ended 6/30/12[1]	$10.69	$0.12	$0.23	$0.35	$(0.12)	$—
Year Ended 12/31/11	9.95	0.26	0.74	1.00	(0.26)	—
Year Ended 12/31/10	10.18	0.29	(0.23)	0.06	(0.29)	—
Year Ended 12/31/09	9.47	0.29	0.71	1.00	(0.29)	—
Year Ended 12/31/08	9.83	0.25	(0.36)	(0.11)	(0.25)	—
Year Ended 12/31/07	10.08	0.29	(0.22)	0.07	(0.29)	(0.03)

Class Y
Six Months Ended 6/30/12[1]	$10.68	$0.17	$0.23	$0.40	$(0.17)	$—
Year Ended 12/31/11	9.95	0.36	0.73	1.09	(0.36)	—
Year Ended 12/31/10	10.18	0.39	(0.23)	0.16	(0.39)	—
Period From 5/13/09[4] to 12/31/09[1]	9.94	0.25	0.24	0.49	(0.25)	—

RS High Income Municipal Bond Fund
Class A
Six Months Ended 6/30/12[1]	$10.55	$0.23	$0.46	$0.69	$(0.23)	$—
Year Ended 12/31/11	9.95	0.52	0.60	1.12	(0.52)	—
Year Ended 12/31/10	10.07	0.59	(0.11)	0.48	(0.59)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.04	0.07	0.11	(0.04)	—

Class C
Six Months Ended 6/30/12[1]	$10.55	$0.19	$0.45	$0.64	$(0.19)	$—
Year Ended 12/31/11	9.95	0.46	0.60	1.06	(0.46)	—
Year Ended 12/31/10	10.07	0.57	(0.11)	0.46	(0.57)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.04	0.07	0.11	(0.04)	—

See notes to Financial Highlights on page 192-193.

186	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.16)	$10.92	3.69%	$285,173	0.80%		0.87%	3.00%	2.93%	6%
(0.34)	10.69	11.11%	258,848	0.80%		0.90%	3.33%	3.23%	17%
(0.37)	9.95	1.21%	161,531	0.82%		0.96%	3.58%	3.44%	22%
(0.37)	10.19	11.52%	181,692	0.85%		0.94%	3.66%	3.57%	44%
(0.33)	9.48	(0.23)%	96,557	0.85%		0.96%	3.38%	3.27%	113%
(0.39)	9.83	1.47%	95,533	0.85%		0.97%	3.68%	3.56%	158%

$(0.12)	$10.92	3.27%	$96,549	1.60%		1.63%	2.19%	2.16%	6%
(0.26)	10.69	10.22%	79,106	1.60%		1.67%	2.55%	2.48%	17%
(0.29)	9.95	0.52%	62,692	1.60%		1.72%	2.78%	2.66%	22%
(0.29)	10.18	10.69%	43,668	1.60%		1.71%	2.90%	2.79%	44%
(0.25)	9.47	(1.08)%	12,045	1.60%		1.73%	2.64%	2.51%	113%
(0.32)	9.83	0.71%	11,577	1.60%		1.75%	2.93%	2.78%	158%

$(0.17)	$10.91	3.77%	$96,861	0.64%		0.64%	3.16%	3.16%	6%
(0.36)	10.68	11.14%	75,837	0.68%		0.68%	3.42%	3.42%	17%
(0.39)	9.95	1.47%	41,376	0.67%		0.67%	3.71%	3.71%	22%
(0.25)	10.18	4.95%	2,356	0.69%		0.77%	3.80%	3.72%	44%

$(0.23)	$11.01	6.56%	$136,914	0.66%		0.89%	4.21%	3.98%	6%
(0.52)	10.55	11.68%	99,686	0.51%		0.96%	5.11%	4.66%	20%
(0.60)	9.95	4.74%	72,924	0.12%		1.20%	5.64%	4.56%	41%
(0.04)	10.07	1.10%	31,346	—%	[7]	1.25%	3.85%	2.60%	—%	[8]

$(0.19)	$11.00	6.06%	$56,045	1.43%		1.65%	3.44%	3.22%	6%
(0.46)	10.55	10.94%	34,428	1.21%		1.74%	4.41%	3.88%	20%
(0.58)	9.95	4.55%	20,104	0.34%		1.94%	5.36%	3.76%	41%
(0.04)	10.07	1.10%	2,022	—%	[7]	2.14%	3.85%	1.71%	—%	[8]

See notes to Financial Highlights on page 192-193.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	187

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS High Income Municipal Bond Fund — (continued)
Class Y
Six Months Ended 6/30/12[1]	$10.55	$0.24	$0.46	$0.70	$(0.24)	$—
Year Ended 12/31/11	9.95	0.54	0.60	1.14	(0.54)	—
Year Ended 12/31/10	10.07	0.59	(0.11)	0.48	(0.59)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.04	0.07	0.11	(0.04)	—
RS Floating Rate Fund
Class A
Six Months Ended 6/30/12[1]	$9.85	$0.28	$0.21	$0.49	$(0.28)	$—
Year Ended 12/31/11	10.30	0.54	(0.44)	0.10	(0.54)	(0.01)
Year Ended 12/31/10	10.03	0.52	0.30	0.82	(0.52)	(0.03)
Period From 12/7/09[6] to 12/31/09[1]	10.00	0.01	0.03	0.04	(0.01)	—

Class C
Six Months Ended 6/30/12[1]	$9.86	$0.24	$0.21	$0.45	$(0.24)	$—
Year Ended 12/31/11	10.31	0.48	(0.44)	0.04	(0.48)	(0.01)
Year Ended 12/31/10	10.04	0.51	0.30	0.81	(0.51)	(0.03)
Period From 12/7/09[6] to 12/31/09[1]	10.00	0.01	0.04	0.05	(0.01)	—

Class K
Six Months Ended 6/30/12[1]	$9.85	$0.26	$0.21	$0.47	$(0.26)	$—
Year Ended 12/31/11	10.31	0.50	(0.45)	0.05	(0.50)	(0.01)
Year Ended 12/31/10	10.04	0.52	0.30	0.82	(0.52)	(0.03)
Period From 12/7/09[6] to 12/31/09[1]	10.00	0.01	0.04	0.05	(0.01)	—

Class Y
Six Months Ended 6/30/12[1]	$9.86	$0.29	$0.21	$0.50	$(0.29)	$—
Year Ended 12/31/11	10.30	0.56	(0.43)	0.13	(0.56)	(0.01)
Year Ended 12/31/10	10.04	0.52	0.29	0.81	(0.52)	(0.03)
Period From 12/7/09[6] to 12/31/09[1]	10.00	0.01	0.04	0.05	(0.01)	—

See notes to Financial Highlights on page 192-193.

188	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.24)	$11.01	6.71%	$71,483	0.40%		0.61%	4.47%	4.26%	6%
(0.54)	10.55	11.89%	36,526	0.30%		0.67%	5.25%	4.88%	20%
(0.60)	9.95	4.76%	10,731	0.10%		0.87%	5.66%	4.89%	41%
(0.04)	10.07	1.10%	2,022	—%	[7]	2.14%	3.85%	1.71%	—%	[8]

$(0.28)	$10.06	5.01%	$547,764	0.72%		1.04%	5.58%	5.26%	43%
(0.55)	9.85	1.02%	458,208	0.50%		1.07%	5.33%	4.76%	87%
(0.55)	10.30	8.37%	373,238	0.07%		1.24%	5.22%	4.05%	64%
(0.01)	10.03	0.38%	44,195	—%	[7]	1.65%	1.26%	(0.39)%	—%	[8]

$(0.24)	$10.07	4.62%	$481,787	1.46%		1.78%	4.84%	4.52%	43%
(0.49)	9.86	0.38%	407,389	1.20%		1.82%	4.72%	4.10%	87%
(0.54)	10.31	8.25%	159,695	0.24%		2.02%	5.12%	3.34%	64%
(0.01)	10.04	0.48%	2,009	—%	[7]	3.09%	1.20%	(1.89)%	—%	[8]

$(0.26)	$10.06	4.77%	$4,274	1.17%		1.49%	5.14%	4.82%	43%
(0.51)	9.85	0.52%	3,627	0.90%		1.57%	4.96%	4.29%	87%
(0.55)	10.31	8.33%	2,918	0.08%		1.62%	5.13%	3.59%	64%
(0.01)	10.04	0.48%	2,009	—%	[7]	3.09%	1.20%	(1.89)%	—%	[8]

$(0.29)	$10.07	5.13%	$372,787	0.49%		0.81%	5.81%	5.49%	43%
(0.57)	9.86	1.30%	283,393	0.31%		0.82%	5.54%	5.03%	87%
(0.55)	10.30	8.28%	120,289	0.08%		1.00%	5.30%	4.38%	64%
(0.01)	10.04	0.48%	2,015	—%	[7]	3.09%	1.20%	(1.89)%	—%	[8]

See notes to Financial Highlights on page 192-193.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	189

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Strategic Income Fund
Class A
Six Months Ended 6/30/12[1]	$10.29	$0.21	$0.24	$0.45	$(0.21)	$—
Year Ended 12/31/11	10.30	0.49	0.08	0.57	(0.52)	(0.06)
Year Ended 12/31/10	9.96	0.53	0.35	0.88	(0.53)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class C
Six Months Ended 6/30/12[1]	$10.31	$0.17	$0.24	$0.41	$(0.17)	$—
Year Ended 12/31/11	10.30	0.41	0.09	0.50	(0.43)	(0.06)
Year Ended 12/31/10	9.96	0.53	0.34	0.87	(0.52)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class K
Six Months Ended 6/30/12[1]	$10.32	$0.18	$0.24	$0.42	$(0.18)	$—
Year Ended 12/31/11	10.30	0.45	0.08	0.53	(0.45)	(0.06)
Year Ended 12/31/10	9.96	0.53	0.35	0.88	(0.53)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class Y
Six Months Ended 6/30/12[1]	$10.27	$0.22	$0.24	$0.46	$(0.22)	$—
Year Ended 12/31/11	10.30	0.51	0.07	0.58	(0.55)	(0.06)
Year Ended 12/31/10	9.96	0.54	0.34	0.88	(0.53)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

See notes to Financial Highlights on page 192-193.

190	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.21)	$10.53	4.37%	$75,748	0.69%		1.11%	3.99%	3.57%	74%
(0.58)	10.29	5.66%	66,131	0.50%		1.18%	4.73%	4.05%	79%
(0.54)	10.30	8.93%	52,362	0.12%		1.41%	5.14%	3.85%	51%
(0.03)	9.96	(0.14)%	43,942	—%	[7]	1.14%	2.47%	1.33%	2%

$(0.17)	$10.55	3.95%	$11,193	1.50%		1.92%	3.18%	2.76%	74%
(0.49)	10.31	4.94%	9,193	1.20%		2.01%	4.02%	3.21%	79%
(0.53)	10.30	8.89%	4,873	0.12%		2.19%	5.14%	3.07%	51%
(0.03)	9.96	(0.14)%	1,997	—%	[7]	2.06%	2.47%	0.41%	2%

$(0.18)	$10.56	4.13%	$2,737	1.13%		1.56%	3.57%	3.14%	74%
(0.51)	10.32	5.31%	2,595	0.83%		1.65%	4.41%	3.59%	79%
(0.54)	10.30	8.93%	2,298	0.12%		1.78%	5.15%	3.49%	51%
(0.03)	9.96	(0.14)%	1,997	—%	[7]	2.06%	2.47%	0.41%	2%

$(0.22)	$10.51	4.52%	$11,137	0.42%		0.82%	4.17%	3.77%	74%
(0.61)	10.27	5.82%	4,776	0.29%		0.93%	4.99%	4.35%	79%
(0.54)	10.30	8.95%	6,972	0.10%		1.07%	5.14%	4.17%	51%
(0.03)	9.96	(0.14)%	1,997	—%	[7]	2.06%	2.47%	0.41%	2%

See notes to Financial Highlights on page 192-193.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	191

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)		Total Operations		Distributions From Net Investment Income		Distributions From Net Realized Capital Gains
RS Money Market Fund
Class A
Six Months Ended 6/30/12[1]	$1.00	$—	[9]	$—		$—	[9]	$—	[9]	$—
Year Ended 12/31/11	1.00	—	[9]	—		—	[9]	—	[9]	—
Year Ended 12/31/10	1.00	—	[9]	—	[9]	—	[9]	—	[9]	—
Year Ended 12/31/09	1.00	—	[9]	—		—	[9]	—	[9]	—
Year Ended 12/31/08	1.00	0.018		—		0.018		(0.018)		—
Year Ended 12/31/07	1.00	0.044		—		0.044		(0.044)		—

Class C
Six Months Ended 6/30/12[1]	$1.00	$—	[9]	$—		$—	[9]	$—	[9]	$—
Year Ended 12/31/11	1.00	—	[9]	—		—	[9]	—	[9]	—
Year Ended 12/31/10	1.00	—	[9]	—	[9]	—	[9]	—	[9]	—
Year Ended 12/31/09	1.00	—	[9]	—		—	[9]	—	[9]	—
Year Ended 12/31/08	1.00	0.011		—		0.011		(0.011)		—
Year Ended 12/31/07	1.00	0.036		—		0.036		(0.036)		—

Class K
Six Months Ended 6/30/12[1]	$1.00	$—	[9]	$—		$—	[9]	$—	[9]	$—
Year Ended 12/31/11	1.00	—	[9]	—		—	[9]	—	[9]	—
Year Ended 12/31/10	1.00	—	[9]	—	[9]	—	[9]	—	[9]	—
Year Ended 12/31/09	1.00	—	[9]	—		—	[9]	—	[9]	—
Year Ended 12/31/08	1.00	0.014		—		0.014		(0.014)		—
Year Ended 12/31/07	1.00	0.040		—		0.040		(0.040)		—

Distributions reflect actual per–share amounts distributed for the period.

[1]	Ratios for periods of less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitation, interest expense associated with reverse repurchase agreements and exclude the effect of custody credits, if applicable.

[4]	Inception date.

192	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions		Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]		Gross Ratio of Net Investment Income/(Loss) to Average Net Assets

$—	[9]	$1.00	—%	[10]	$419,127	0.10%	[12]	0.81%	0.01%	[12]	(0.70)%
—	[9]	1.00	0.02%		434,192	0.13%	[12]	0.82%	0.01%	[12]	(0.68)%
—	[9]	1.00	0.02%		432,945	0.19%	[12]	0.84%	0.02%	[12]	(0.63)%
—	[9]	1.00	0.05%		461,792	0.33%	[12]	0.84%	0.05%	[12]	(0.46)%
(0.018)		1.00	1.82%	[11]	510,931	0.75%		0.86%	1.79%		1.68%
(0.044)		1.00	4.45%		458,233	0.84%		0.90%	4.36%		4.30%

$—	[9]	$1.00	—%	[10]	$2,006	0.10%	[12]	1.73%	0.01%	[12]	(1.62)%
—	[9]	1.00	0.02%		8,957	0.11%	[12]	1.94%	0.01%	[12]	(1.82)%
—	[9]	1.00	0.02%		2,165	0.19%	[12]	1.71%	0.02%	[12]	(1.50)%
—	[9]	1.00	0.05%		2,194	0.34%	[12]	1.69%	0.05%	[12]	(1.30)%
(0.011)		1.00	1.08%	[11]	7,950	1.48%	[12]	1.69%	1.09%	[12]	0.88%
(0.036)		1.00	3.67%		8,456	1.59%		1.74%	3.60%		3.45%

$—	[9]	$1.00	—%	[10]	$22,579	0.10%	[12]	1.34%	0.01%	[12]	(1.23)%
—	[9]	1.00	0.01%		23,779	0.13%	[12]	1.36%	0.01%	[12]	(1.22)%
—	[9]	1.00	0.02%		25,350	0.19%	[12]	1.40%	0.02%	[12]	(1.19)%
—	[9]	1.00	0.05%		25,510	0.32%	[12]	1.45%	0.05%	[12]	(1.08)%
(0.014)		1.00	1.42%	[11]	22,970	1.14%	[12]	1.26%	1.32%	[12]	1.20%
(0.040)		1.00	4.03%		13,294	1.23%		1.61%	3.94%		3.56%

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	193
[5]	Rounds to $0.00 per share.

[6]	Inception date. Shares were not offered to public prior to December 31, 2009.

[7]	Expenses for the period ended December 31, 2009 were reimbursed by Guardian Investor Services LLC (See Note 2a).

[8]	For the period ended December 31, 2009 no long-term securities were sold.

[9]	Rounds to $0.000 per share.

[10]	Rounds to 0.00%.

[11]	Without the effect of the voluntary contribution by the distributor, the total return would have been 1.78%, 1.04% and 1.38% for Class A, Class C and Class K, respectively.

[12]	Includes additional waivers to maintain a minimum yield threshold (See Note 2a).

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Notes to Financial Statements

June 30, 2012 (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to eight series offered by the Trust: RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Income Municipal Bond Fund (formerly known as RS High Yield Municipal Bond Fund), RS Floating Rate Fund, RS Strategic Income Fund and RS Money Market Fund (each a “Fund”, collectively the “Funds”). All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Floating Rate Fund and RS Strategic Income Fund offer Class A, C, K and Y shares. RS Tax-Exempt Fund and RS High Income Municipal Bond Fund offer Class A, C and Y shares. RS Money Market Fund offers Class A, C and K shares. Prior to February 17, 2012, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund and RS Money Market Fund offered Class B shares. As of the close of business on February 17, 2012, all outstanding Class B shares of each Fund were converted into Class A shares of the same Fund. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less applicable sales charge, which is the price for all outstanding shares of a Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Funds are responsible for the valuation of portfolio securities. The valuations of debt securities, including bank loans, with more than 60 days to maturity for which quoted bid prices are readily available and representative of the bid side of the market are valued at the bid price by independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and representative of market value are valued by a Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity and type; indications as to values from dealers; and general market conditions.

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Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5e). RS Money Market Fund values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

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•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2012, the Funds had no securities classified as Level 3.

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the six months ended June 30, 2012, there were no transfers between Level 1 and Level 2.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated

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by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2012, the Funds did not incur any such interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007, except for RS High Income Municipal Bond Fund, RS Floating Rate Fund and RS Strategic Income Fund which began operations during the tax year 2009 and are therefore subject to U.S. federal and state authority examination for tax years since inception.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or

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sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When a forward contract is closed, a Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Credit Derivatives The Funds may enter into credit derivatives, including credit default swaps and credit default index investments. The Funds may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust a Funds’ asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information. There were no credit derivatives held as of June 30, 2012.

g. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

h. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

i. Custody Credits The Funds have entered into an arrangement with their custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

j. Distributions to Shareholders Distributions of net investment income are declared and accrued daily and each Fund intends to distribute substantially all net investment income, as determined on a federal tax basis if any, monthly. Distributions of net realized capital gains, if any, are declared and paid at least once a year, except from RS Money Market Fund, which distributes its short-term gains monthly and is not expected to realize long-term capital gains. Distributions to shareholders are recorded on the ex-dividend date.

k. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes

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versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Investment Quality Bond Fund	0.50%
RS Low Duration Bond Fund	0.45%
RS High Yield Fund	0.60%
RS Tax-Exempt Fund	0.50%
RS High Income Municipal Bond Fund	0.50%
RS Floating Rate Fund	0.65%
RS Strategic Income Fund	0.60%
RS Money Market Fund	0.45%

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Funds, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at annual rates of 0.475%, 0.4275%, 0.57%, 0.475%, 0.475%, 0.6175%, 0.57% and 0.4275% of the average daily net assets of RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Income Municipal Bond Fund, RS Floating Rate Fund, RS Strategic Income Fund and RS Money Market Fund, respectively. Payment of the sub-investment advisory fees does not represent a separate or additional expense to the Funds.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2013 to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to the following rates:

Fund	Expense Limitation
	Class A	Class B*	Class C	Class K	Class Y
RS Investment Quality Bond Fund	0.85%	1.60%	1.60%	1.25%	0.66%
RS Low Duration Bond Fund	0.80%	1.55%	1.55%	1.20%	0.63%

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Fund	Expense Limitation
	Class A	Class B*	Class C	Class K	Class Y
RS High Yield Fund**	0.95%	1.60%	1.70%	1.35%	0.76%
RS Tax-Exempt Fund	0.80%	—	1.60%	—	0.69%
RS Money Market Fund	0.75%	1.50%	1.50%	1.15%	—
*	Effective February 17, 2012, all Class B shares were converted to Class A shares.
**	The expense limitation in effect from January 1, 2012 through April 30, 2012 was 0.85% for Class A shares, 1.60% for Class C shares, 1.25% for Class K shares, and 0.66% for Class Y shares.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2013 to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) for Class A shares to the rates shown in the table below and to limit the total annual fund operating expenses of each of the other classes of the Fund so that each of those classes benefits from a level of reimbursement (as expressed in basis points) that is the same as the level of reimbursement for Class A shares during the period.

Fund	Expense Limitation
RS High Income Municipal Bond Fund, Class A*	0.70%
RS Floating Rate Fund, Class A*	0.85%
RS Strategic Income Fund, Class A*	0.75%
*	The expense limitation in effect from January 1, 2012 through April 30, 2012 was 0.65%.

To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Funds or may reimburse expenses incurred by the Funds.

In addition, GIS voluntarily reimbursed expenses to maintain a minimum yield threshold for RS Money Market Fund during the six months ended June 30, 2012. There is no guarantee that the reimbursement will be in effect for subsequent periods.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund or under the previous two paragraphs.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not

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interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the six months ended June 30, 2012, GIS received distribution fees as follows:

Fund			Annual Rate	Distribution Fees
RS Investment Quality Bond Fund	Class A		0.25%	$ 153,587
	Class B	*	1.00%	2,236
	Class C		1.00%	99,731
	Class K		0.65%	32,674
	Class Y		0.00%	—
RS Low Duration Bond Fund	Class A		0.25%	$ 876,107
	Class B	*	1.00%	2,836
	Class C		1.00%	1,298,875
	Class K		0.65%	18,971
	Class Y		0.00%	—
RS High Yield Fund	Class A		0.25%	$ 94,798
	Class B	*	1.00%	5,055
	Class C		1.00%	171,078
	Class K		0.65%	64,504
	Class Y		0.00%	—
RS Tax-Exempt Fund	Class A		0.25%	$ 339,688
	Class C		1.00%	440,921
	Class Y		0.00%	—
RS High Income Municipal Bond Fund	Class A		0.25%	$ 145,729
	Class C		1.00%	220,240
	Class Y		0.00%	—
RS Floating Rate Fund	Class A		0.25%	$ 631,562
	Class C		1.00%	2,223,560
	Class K		0.65%	12,819
	Class Y		0.00%	—
RS Strategic Income Fund	Class A		0.25%	$ 88,793
	Class C		1.00%	50,573
	Class K		0.65%	8,689
	Class Y		0.00%	—
RS Money Market Fund	Class A		0.25%	$ 529,680
	Class B	*	1.00%	856
	Class C		1.00%	16,190
	Class K		0.65%	76,874
*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

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RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the distribution plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the distribution plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated between RS Investments and GIS by mutual agreement. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the six months ended June 30, 2012, PAS informed the Trust it received $1,183,957 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the six months ended June 30, 2012, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Investment Quality Bond Fund	$28,616
RS Low Duration Bond Fund	49,699
RS High Yield Fund	8,950
RS Tax-Exempt Fund	39,417
RS High Income Municipal Bond Fund	37,965
RS Floating Rate Fund	57,689
RS Strategic Income Fund	10,174
RS Money Market Fund	—

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the six months ended June 30, 2012, GIS received CDSL charges as follows:

Fund	CDSL
RS Investment Quality Bond Fund	$9,684
RS Low Duration Bond Fund	140,418
RS High Yield Fund	2,664
RS Tax-Exempt Fund	186,123

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Fund	CDSL
RS High Income Municipal Bond Fund	$15,168
RS Floating Rate Fund	106,268
RS Strategic Income Fund	1,397
RS Money Market Fund	4,348

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2011, which is the most recently completed tax year, was as follows:

Fund	Tax-Exempt	Ordinary Income	Long-Term Capital Gains
RS Investment Quality Bond Fund	$—	$6,242,684	$1,204,711
RS Low Duration Bond Fund	—	18,342,110	44,877
RS High Yield Fund	—	8,769,811	—
RS Tax-Exempt Fund	9,725,237	22,268	—
RS High Income Municipal Bond Fund	6,126,094	23,476	—
RS Floating Rate Fund	—	66,525,698	10,018
RS Strategic Income Fund	—	3,842,408	331,738
RS Money Market Fund	—	92,679	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
RS Investment Quality Bond Fund	$—	$7,964	$(7,964)
RS High Yield Fund	(1,320)	1,320	—
RS Floating Rate Fund	—	(4,771)	4,771
RS Strategic Income Fund	—	163,932	(163,932)
RS Money Market Fund	(8,821)	3,748	5,073

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See the chart below for the tax basis of distributable earnings as of December 31, 2011.

Fund	Tax-Exempt	Undistributed Ordinary Income
RS Investment Quality Bond Fund	$—	$291,938
RS Low Duration Bond Fund	—	528,649
RS High Yield Fund	—	168,233
RS Tax-Exempt Fund	16,982	—
RS High Income Municipal Bond Fund	51,803	—
RS Floating Rate Fund	—	47,369
RS Strategic Income Fund	—	348,686
RS Money Market Fund	—	3,748

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2011, RS High Yield Fund utilized capital loss carryovers of $2,698,644.

For RS Money Market Fund, $5,073 of capital loss carryovers expired in the year ended December 31, 2011.

See the chart below for capital loss carryovers available to the Funds at December 31, 2011.

	Expiring
Fund	2012	2015	2016	2017	2018	Unlimited Loss	Total
RS Investment Quality Bond Fund	$—	$—	$—	$—	$—	$—	$—
RS Low Duration Bond Fund	—	—	—	—	—	—	—
RS High Yield Fund	—	—	3,763,559	3,303,739	—	—	7,067,298
RS Tax-Exempt Fund	—	—	1,525,812	488,356	—	1,002,722	3,016,890
RS High Income Municipal Bond Fund	—	—	—	—	—	2,008,789	2,008,789
RS Floating Rate Fund	—	—	—	—	—	9,270,607	9,270,607

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	Expiring
Fund	2012	2015	2016	2017	2018	Unlimited Loss	Total
RS Strategic Income Fund	$—	$—	$—	$—	$—	$—	$—
RS Money Market Fund	432	7,575	35,926	3,268	1,000	—	48,201

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Investment Quality Bond Fund	$91,596
RS High Yield Fund	742,817
RS High Income Municipal Bond Fund	1,717
RS Floating Rate Fund	4,393,976
RS Strategic Income Fund	107,231

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2012, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Investment Quality Bond Fund	$220,927,324	$9,937,202	$10,517,661	$(580,459)
RS Low Duration Bond Fund	1,593,068,321	5,822,448	10,058,884	(4,236,436)
RS High Yield Fund	130,953,396	2,756,702	4,670,481	(1,913,779)
RS Tax-Exempt Fund	428,908,251	32,212,042	32,588,219	(376,177)
RS High Income Municipal Bond Fund	236,840,737	14,388,712	15,181,096	(792,384)
RS Floating Rate Fund	1,472,583,486	(15,712,904)	8,080,470	(23,793,374)
RS Strategic Income Fund	102,519,608	2,902,622	3,449,762	(547,140)
RS Money Market Fund	445,147,224	—	—	—

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Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Investment Quality Bond Fund

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,492,431	$26,021,573	4,035,474	$41,514,226
Shares from conversion of Class B shares*	163,374	1,701,151	—	—
Shares reinvested	165,205	1,728,773	471,852	4,844,062
Shares redeemed	(1,574,382)	(16,437,549)	(6,706,839)	(68,680,059)

Net increase/(decrease)	1,246,628	$13,013,948	(2,199,513)	$(22,321,771)

Class B
Shares sold	1,950	$20,176	47,576	$491,380
Shares converted to Class A shares*	(163,459)	(1,701,151)	—	—
Shares reinvested	276	2,880	5,585	57,333
Shares redeemed	(3,901)	(40,440)	(62,624)	(639,626)

Net decrease	(165,134)	$(1,718,535)	(9,463)	$(90,913)

Class C
Shares sold	989,738	$10,318,096	1,071,858	$11,076,963
Shares reinvested	16,451	172,183	25,016	257,551
Shares redeemed	(222,554)	(2,322,853)	(318,346)	(3,253,421)

Net increase	783,635	$8,167,426	778,528	$8,081,093

Class K
Shares sold	123,109	$1,284,328	378,605	$3,882,380
Shares reinvested	12,533	131,348	44,107	453,733
Shares redeemed	(252,741)	(2,642,803)	(409,159)	(4,209,245)

Net increase/(decrease)	(117,099)	$(1,227,127)	13,553	$126,868

Class Y
Shares sold	1,539,690	$16,107,481	6,584,364	$67,925,976
Shares reinvested	78,298	819,738	122,490	1,266,063
Shares redeemed	(1,243,576)	(12,937,625)	(1,958,541)	(20,232,018)

Net increase	374,412	$3,989,594	4,748,313	$48,960,021

*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

RS Low Duration Bond Fund

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	35,749,941	$366,978,431	58,582,219	$600,438,108
Shares from conversion of Class B shares*	208,874	2,144,695	—	—
Shares reinvested	624,072	6,411,564	883,595	9,062,167
Shares redeemed	(27,719,303)	(284,575,596)	(34,022,026)	(349,076,459)

Net increase	8,863,584	$90,959,094	25,443,788	$260,423,816

Class B
Shares sold	534	$5,452	115,172	$1,177,728
Shares converted to Class A shares*	(209,090)	(2,144,695)	—	—
Shares reinvested	220	2,261	2,487	25,484
Shares redeemed	(6,745)	(68,930)	(61,075)	(626,409)

Net increase/(decrease)	(215,081)	$(2,205,912)	56,584	$576,803

Class C
Shares sold	9,303,602	$95,519,650	13,849,826	$142,000,705
Shares reinvested	131,778	1,353,893	206,238	2,115,474
Shares redeemed	(3,808,176)	(39,090,185)	(4,892,503)	(50,187,880)

Net increase	5,627,204	$57,783,358	9,163,561	$93,928,299

Class K
Shares sold	170,361	$1,749,827	357,909	$3,672,943
Shares reinvested	4,674	48,015	9,762	100,168
Shares redeemed	(141,902)	(1,457,087)	(226,663)	(2,321,563)

Net increase	33,133	$340,755	141,008	$1,451,548

Class Y
Shares sold	31,993,257	$328,555,572	32,606,434	$334,023,707
Shares reinvested	280,781	2,885,024	253,568	2,599,052
Shares redeemed	(15,484,396)	(158,955,804)	(12,435,677)	(127,521,312)

Net increase	16,789,642	$172,484,792	20,424,325	$209,101,447

*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Transactions in Capital Shares (continued)

RS High Yield Fund

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,251,402	$15,655,469	3,866,351	$26,231,096
Shares from conversion of Class B shares*	560,066	3,910,042	—	—
Shares reinvested	193,165	1,344,961	661,753	4,569,913
Shares redeemed	(2,668,741)	(18,560,566)	(4,764,393)	(32,521,508)

Net increase/(decrease)	335,892	$2,349,906	(236,289)	$(1,720,499)

Class B
Shares sold	875	$5,965	50,906	$350,329
Shares converted to Class A shares*	(560,250)	(3,910,042)	—	—
Shares reinvested	491	3,401	29,962	206,688
Shares redeemed	(1,261)	(8,731)	(67,275)	(463,231)

Net increase/(decrease)	(560,145)	$(3,909,407)	13,593	$93,786

Class C
Shares sold	2,639,629	$18,264,065	3,122,418	$21,440,682
Shares reinvested	60,127	418,681	216,791	1,496,011
Shares redeemed	(2,269,389)	(15,710,753)	(2,827,277)	(19,220,463)

Net increase	430,367	$2,971,993	511,932	$3,716,230

Class K
Shares sold	123,677	$859,002	217,228	$1,512,699
Shares reinvested	88,009	613,261	186,500	1,285,695
Shares redeemed	(63,467)	(441,001)	(292,542)	(2,008,116)

Net increase	148,219	$1,031,262	111,186	$790,278

Class Y
Shares sold	740,806	$5,129,103	1,102,186	$7,620,175
Shares reinvested	22,631	157,378	36,643	250,850
Shares redeemed	(437,897)	(3,023,073)	(713,718)	(4,791,094)

Net increase	325,540	$2,263,408	425,111	$3,079,931

*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

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RS Tax-Exempt Fund

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,865,467	$74,887,572	14,666,779	$151,310,955
Shares reinvested	304,778	3,326,634	453,348	4,659,929
Shares redeemed	(5,272,901)	(57,386,760)	(7,130,079)	(73,010,337)

Net increase	1,897,344	$20,827,446	7,990,048	$82,960,547

Class C
Shares sold	2,035,319	$22,160,912	2,804,203	$29,036,834
Shares reinvested	58,089	634,009	97,509	999,018
Shares redeemed	(652,589)	(7,092,677)	(1,798,594)	(18,282,958)

Net increase	1,440,819	$15,702,244	1,103,118	$11,752,894

Class Y
Shares sold	3,302,483	$35,918,607	5,109,458	$52,942,681
Shares reinvested	53,184	580,215	49,765	513,349
Shares redeemed	(1,579,765)	(17,145,646)	(2,219,192)	(22,474,978)

Net increase	1,775,902	$19,353,176	2,940,031	$30,981,052

RS High Income Municipal Bond Fund

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	7,191,215	$78,336,658	6,407,010	$65,221,262
Shares reinvested	186,633	2,040,055	328,315	3,324,770
Shares redeemed	(4,385,297)	(47,668,261)	(4,615,003)	(46,758,518)

Net increase	2,992,551	$32,708,452	2,120,322	$21,787,514

Class C
Shares sold	2,217,852	$24,155,326	1,916,691	$19,546,096
Shares reinvested	52,062	568,977	79,734	806,072
Shares redeemed	(440,268)	(4,778,996)	(753,098)	(7,576,058)

Net increase	1,829,646	$19,945,307	1,243,327	$12,776,110

Class Y
Shares sold	3,704,692	$40,303,178	2,827,931	$28,848,603
Shares reinvested	79,955	874,833	69,344	706,246
Shares redeemed	(752,180)	(8,181,738)	(513,867)	(5,125,135)

Net increase	3,032,467	$32,996,273	2,383,408	$24,429,714

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Transactions in Capital Shares (continued)

RS Floating Rate Fund

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	21,080,294	$212,482,780	62,992,885	$647,005,325
Shares reinvested	1,205,576	12,149,703	2,311,880	23,296,328
Shares redeemed	(14,359,410)	(144,311,493)	(55,020,782)	(550,954,852)

Net increase	7,926,460	$80,320,990	10,283,983	$119,346,801

Class C
Shares sold	10,413,250	$104,971,183	32,668,079	$335,897,650
Shares reinvested	745,824	7,520,088	1,081,805	10,872,187
Shares redeemed	(4,632,564)	(46,603,664)	(7,913,511)	(78,735,913)

Net increase	6,526,510	$65,887,607	25,836,373	$268,033,924

Class K
Shares sold	84,897	$856,389	149,432	$1,538,783
Shares reinvested	9,448	95,171	17,721	178,853
Shares redeemed	(37,726)	(378,008)	(82,082)	(800,720)

Net increase	56,619	$573,552	85,071	$916,916

Class Y
Shares sold	15,122,124	$152,454,706	44,154,235	$453,959,830
Shares reinvested	500,514	5,046,476	962,708	9,738,599
Shares redeemed	(7,343,696)	(73,891,934)	(28,035,954)	(282,646,445)

Net increase	8,278,942	$83,609,248	17,080,989	$181,051,984

RS Strategic Income Fund

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,058,190	$21,552,946	2,199,164	$22,683,210
Shares reinvested	124,437	1,304,819	318,105	3,280,241
Shares redeemed	(1,415,617)	(14,803,905)	(1,173,143)	(12,080,685)

Net increase	767,010	$8,053,860	1,344,126	$13,882,766

Class C
Shares sold	252,757	$2,651,144	466,801	$4,807,642
Shares reinvested	12,851	135,063	25,652	264,632
Shares redeemed	(96,383)	(1,009,549)	(74,024)	(766,050)

Net increase	169,225	$1,776,658	418,429	$4,306,224

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

RS Strategic Income Fund — continued

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class K
Shares sold	7,903	$82,572	20,556	$212,628
Shares reinvested	4,417	46,448	11,804	121,885
Shares redeemed	(4,559)	(47,828)	(3,958)	(40,716)

Net increase	7,761	$81,192	28,402	$293,797

Class Y
Shares sold	715,510	$7,470,800	323,651	$3,348,118
Shares reinvested	10,958	114,727	30,726	317,427
Shares redeemed	(131,806)	(1,375,946)	(566,096)	(5,856,273)

Net increase/(decrease)	594,662	$6,209,581	(211,719)	$(2,190,728)

RS Money Market Fund

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	110,928,217	$110,928,217	256,037,421	$256,037,421
Shares from conversion of Class B shares*	638,008	638,008	—	—
Shares reinvested	20,804	20,804	86,440	86,440
Shares redeemed	(126,651,622)	(126,651,622)	(254,835,800)	(254,835,800)

Net increase/(decrease)	(15,064,593)	$(15,064,593)	1,288,061	$1,288,061

Class B
Shares sold	13,001	$13,234	394,456	$394,456
Shares converted to Class A shares*	(638,008)	(638,008)	—	—
Shares reinvested	4	4	220	220
Shares redeemed	(49,028)	(49,028)	(419,907)	(419,907)

Net decrease	(674,031)	$(673,798)	(25,231)	$(25,231)

Class C
Shares sold	7,971,465	$7,971,465	20,314,152	$20,314,152
Shares reinvested	143	143	1,035	1,035
Shares redeemed	(14,923,332)	(14,923,332)	(13,521,887)	(13,521,887)

Net increase/(decrease)	(6,951,724)	$(6,951,724)	6,793,300	$6,793,300

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Transactions in Capital Shares (continued)

RS Money Market Fund — continued

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class K
Shares sold	4,472,045	$4,472,045	13,069,786	$13,069,786
Shares reinvested	1,150	1,150	3,628	3,628
Shares redeemed	(5,672,959)	(5,672,959)	(14,644,050)	(14,644,050)

Net decrease	(1,199,764)	$(1,199,764)	(1,570,636)	$(1,570,636)

*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

b. Shareholder Concentration As of June 30, 2012, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Investment Quality Bond Fund	4	40.75%
RS Low Duration Bond Fund	5	59.08%
RS High Yield Fund	4	68.12%
RS Tax-Exempt Fund	5	60.97%
RS High Income Municipal Bond Fund	4	58.03%
RS Floating Rate Fund	4	71.76%
RS Strategic Income Fund	2	56.49%
RS Money Market Fund	2	79.04%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from and U.S. government agency obligations investments sold (excluding short-term investments) for the six months ended June 30, 2012, were as follows:

	Cost of Investments Purchased		Proceeds from Investments Sold
Fund	Other Investments	U.S. Government and Agency Obligations	Other Investments	U.S. Government and Agency Obligations
RS Investment Quality Bond Fund	$40,306,976	$129,948,593	$19,284,286	$123,384,747
RS Low Duration Bond Fund	398,142,824	322,472,641	134,657,996	236,840,903
RS High Yield Fund	79,282,570	—	71,820,130	—

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	Cost of Investments Purchased		Proceeds from Investments Sold
Fund	Other Investments	U.S. Government and Agency Obligations	Other Investments	U.S. Government and Agency Obligations
RS Tax-Exempt Fund	$95,693,804	$—	$23,250,721	$—
RS High Income Municipal Bond Fund	92,860,064	—	13,143,040	—
RS Floating Rate Fund	797,149,119	—	535,067,189	—
RS Strategic Income Fund	22,026,670	59,152,882	12,486,424	52,907,489

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of RS Strategic Income Fund’s derivative instruments categorized by risk exposure at June 30, 2012.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Forward Foreign Currency Contracts to Sell	Unrealized depreciation for open forward currency contracts*	$ (210,852)
*	The cumulative appreciation/depreciation of forward foreign currency contracts is reported in the notes to the Schedule of Investments. See Note 1e for additional information on forward foreign currency contracts.

The following is a summary of the effect of RS Strategic Income Fund’s foreign currency hedging activity on the Statement of Operations for the six months ended June 30, 2012.

Derivative Instrument Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Amount
Forward Foreign Currency Contracts	Net realized gain/(loss) from foreign currency transactions	$—
	Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	$(343,123)

RS Strategic Income Fund held forward currency contracts with an average monthly value of approximately $6.4 million during the six months ended June 30, 2012. See page 164 for the Fund’s open forward foreign currency contracts as of June 30, 2012.

RS Strategic Income Fund invested in forward foreign currency contracts to hedge against movements in foreign currency exchange rates.

The Funds may, but will not necessarily enter into derivative transactions, such as forward foreign currency contracts and currency options, to hedge foreign currency exposure, gain exposure to the U.S. dollar or for other purposes.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

c. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

d. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

e. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

f. Loans Floating rate loans in which the Funds invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Funds’ floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note 5(k) regarding below investment grade securities.

The Funds may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

g. Municipal Obligations The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

h. Securities Purchased on a When-Issued or Delayed Delivery Basis The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally enter into these transactions with the intention of holding the securities, they may sell the securities before the settlement date. Assets will be segregated when a Fund agrees to purchase on a when-issued or delayed delivery basis.

i. Payment In-Kind Securities Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

j. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to a Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Funds’ Schedule of Investments.

k. Below Investment Grade Securities Certain Funds may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 6 Temporary Borrowings

The Funds, excluding RS Money Market Fund but including other funds managed by RS Investments, share in a $100 million committed revolving credit facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; RS Floating Rate Fund is entitled to borrow up to an additional remaining $200 million under the facility and RS Floating Rate Fund pays the related commitment fees for that additional amount.

For the six months ended June 30, 2012, the Funds did not borrow from the facility.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Note 7 Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no material events have occurred that require disclosure.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 9 New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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388 Market Street San Francisco CA 94111 www.RSinvestments.com | 800-766-3863	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

EB 015098 (06/12)

2012 Semiannual Report

All data as of June 30, 2012

RS International Funds

Class A, C, K, and Y Shares

•	RS International Growth Fund

•	RS Emerging Markets Fund

•	RS Global Growth Fund

•	RS Greater China Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Core Growth | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Growth Fund	Fixed Income
RS Partners Fund*	RS Technology Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Small Cap Equity Fund*	RS Low Duration Bond Fund
RS Large Cap Alpha Fund		RS High Yield Fund
RS Investors Fund	International	RS Tax-Exempt Fund
	RS International Growth Fund	RS High Income Municipal Bond Fund
Core Growth	RS Emerging Markets Fund*	RS Floating Rate Fund
RS Capital Appreciation Fund	RS Global Growth Fund	RS Strategic Income Fund
	RS Greater China Fund	RS Money Market Fund
Growth
RS Small Cap Growth Fund	Natural Resources	Other RS Funds
RS Select Growth Fund	RS Global Natural Resources Fund	RS S&P 500 Index Fund
RS Mid Cap Growth Fund

*	Closed to most new investments. Please see prospectus for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

In the last six months I have had the pleasure of getting to know RS Investments inside and out, and I have come to the conclusion that our firm possesses three foundational qualities today’s investors are looking for in an investment partner:

1. Fundamental research capabilities

Investment insights are paramount. I’ve worked in the investment management business for more than 30 years and, since I’ve been at RS Investments, I’ve been continually impressed by our investment teams’ experience, expertise, and ability to execute. Team members work closely together to evaluate ideas, test investment theses, and lend their collective experience toward the goal of gaining a research edge and compounding long-term returns for our shareholders.

2. Robust compliance infrastructure

Investment insights depend upon deep and experienced investment talent, but those insights must be executed within sound and appropriate practices throughout the investment process. A rigorous compliance culture and a robust infrastructure have become a must-have, and I believe our capabilities in this arena are unparalleled.

3. Common risk platform

In today’s volatile markets, investors are more concerned than ever about risk. While risk management has always been built into every step of our investment process, we’re developing a common risk platform for our teams to ensure that the risks we take are deliberate in every fund we manage, while promoting the autonomous environment in which our investment teams thrive.

Looking forward

As I mentioned in the 2011 Annual Report, our priorities are clear: First and foremost, we’ll continue to enhance the fundamental research capabilities that drive the long term results you — our shareholders — seek. We’re also committed to expanding the number of investment solutions we offer to ensure the products we manage continue to serve your needs. We’re hard at work on both fronts, and look forward to delivering the investment outcomes you expect while continuing to earn your trust every day.

In the pages that follow, you’ll find an update on your investment in the RS Funds. It contains important information about your investment with our firm. Please visit www.rsinvestments.com for additional insight and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

THIS PAGE NOT PART OF YOUR FUND REPORT	www.RSinvestments.com	1

CEO’S LETTER

As with all mutual funds, the value of an investment in a Fund could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

2	www.RSinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS INTERNATIONAL GROWTH FUND

Investment Style:

International Growth

RS International Growth Fund Commentary

Highlights

•	International equity markets, measured by the MSCI EAFE Index (Gross)[1], returned 3.38% during the first half of 2012.

•

RS International Growth Fund (Class A Shares) returned 3.82% during the first half of 2012. The Fund’s materials, retail and health care holdings added positively to relative returns. Technology holdings were among the top and bottom contributors to performance, while energy and automobiles holdings detracted from relative returns.

•

RS International Growth Fund seeks long-term capital appreciation by investing in companies that we believe can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth.

Market Overview

After a healthy start to the year, during the second quarter of 2012 investors experienced the return of the fear and risk aversion that have become a frequent occurrence since the global financial crisis. The latest developments in the Eurozone, a moderation of growth in the US, and signs of a slowdown in China coincided to renew investors’ worry about synchronised economic weakness.

Performance Update

RS International Growth Fund (Class A Shares) returned 3.82% in the first half of 2012, outperforming the benchmark MSCI EAFE Index (Gross) return of 3.38%. The Fund underperformed the benchmark MSCI EAFE Growth Index (Gross)2 return of 4.19%.

Portfolio Review

Technology holdings were among both the top and bottom contributors to relative performance. The Chinese social network Tencent was the strongest performer, due to, we believe, its successfully monetizing its vast user base and moving into the mobile arena. In contrast, Japanese online gaming company Gree performed poorly following a well-publicized regulatory crackdown on the so-called ‘kompu gacha’ payment method for online games. We think that the company can continue to grow its earnings in Japan in the absence of this payment method. The company is also investing in overseas ventures and has just launched its global smart phone platform, which will be available in 153 countries by the end of this year. UK technology stock Arm Holdings also performed weakly. We believe the weakness was driven by economic and political concerns and the cyclical nature of the semiconductor industry, rather than any specific concerns about Arm.

Spanish-based clothing retailer Inditex defied challenging conditions in its home market to perform well as its global expansion continued. First quarter 2012 results were considerably better than we expected. Total sales grew 15% as more stores continued

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RS INTERNATIONAL GROWTH FUND

to open in 26 markets during the first quarter. Furthermore, margins expanded slightly, as input costs fell, resulting in earnings growth of 30%. In general, bank stocks rallied during the first half of 2012, and Turkish bank Garanti Bankasi was a significant positive contributor to performance.

The Brazilian oil explorer OGX was a significant detractor from performance during the period as a result of disappointing production news and a management reshuffle.

Outlook

We believe that important and positive developments took place during the last six months. America began to show signs of sustainable recovery, the Chinese economy continued to evolve towards the consumption-driven model that we believe is necessary for its long-term prosperity, and important structural reforms in Europe were well underway. Going forward, we believe that there are many challenges countries will face, but we believe that challenging environments can also foster positive change.

The overarching themes in the Fund have remained constant during the first half of 2012. We believe that the emergence of a large number of people from poverty offers great growth opportunities to the Eastern consumer goods companies, particularly in China. We also believe that the increasingly rapid speed of technological change should allow many companies in the internet, electronics, and medical areas to expand at a rapid pace.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2012.

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RS INTERNATIONAL GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $609,100,939

Geographical Allocation[3]

Top Ten Holdings[3]

Holding	Country	% of Total Net Assets
Baidu, Inc., ADR	People’s Republic of China	4.52%
Atlas Copco AB, Class B	Sweden	3.40%
Tencent Holdings Ltd.	People’s Republic of China	3.20%
Industria de Diseno Textil S.A.	Spain	3.12%
Rakuten, Inc.	Japan	2.97%
Prudential PLC	United Kingdom	2.85%
BHP Billiton PLC	United Kingdom	2.73%
British American Tobacco PLC	United Kingdom	2.68%
Rolls-Royce Holdings PLC	United Kingdom	2.63%
Standard Chartered PLC	United Kingdom	2.61%
Total		30.71%

1	The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	The MSCI EAFE Growth Index (Europe, Australasia, and Far East) generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities within the MSCI EAFE Index classified by MSCI as most representing the growth style. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

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RS INTERNATIONAL GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	3.82%	-13.94%	8.75%	-3.62%	4.91%	5.35%
with maximum sales charge	-1.11%	-18.03%	7.01%	-4.55%	4.40%	5.09%
Class C Shares (8/7/00)
without sales charge	3.45%	-14.54%	7.98%	-4.32%	4.00%	-0.34%
with sales charge	2.45%	-15.39%	7.98%	-4.32%	4.00%	-0.34%
Class K Shares (5/15/01)	3.59%	-14.34%	8.32%	-3.98%	4.60%	2.22%
Class Y Shares (3/10/09)	4.02%	-13.59%	8.34%	—	—	19.30%
MSCI EAFE Index[1]	3.38%	-13.38%	6.45%	-5.63%	5.62%	5.96%	*
MSCI EAFE Growth Index[2]	4.19%	-12.22%	7.98%	-4.25%	5.28%	4.46%	*

*	Since Class A shares inception. Since inception performance for the indices is measured from 1/31/93, the month end prior to the Fund’s commencement of operations.

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RS INTERNATIONAL GROWTH FUND

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS International Growth Fund, in the MSCI EAFE Index, and in the MSCI EAFE Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares and upon the inception of Class Y shares (3/10/09) would have the following values as of June 30, 2012 : $14,804 (Class C), $15,685 (Class K) and $17,928 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart above and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS EMERGING MARKETS FUND

RS Emerging Markets Fund Commentary

Highlights

•	Emerging markets, measured by the MSCI Emerging Markets Index (Gross)[1], rose 4.12% in the first half of 2012.

•

RS Emerging Markets Fund (Class A Shares) returned 4.35% during the first half of the year, outperforming the 4.12% return of the benchmark MSCI Emerging Markets Index (Gross). Stocks selected in China and South Korea were notable contributors to relative performance but stock selection in India and the materials sector detracted.

•

RS Emerging Markets Fund seeks long-term capital appreciation by investing in companies that we believe can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth.

Market Overview

Emerging market returns, measured by the MSCI Emerging Markets Index, were modestly positive over the first six months of the year. The smaller, peripheral country indexes delivered the strongest returns — for example, the Egyptian market rose 34.5%, rebounding from its lows and a successful Presidential election, while Turkey’s index was up 28.7%, a beneficiary of the faltering price of oil. This improvement was in stark contrast to Brazil where the market fell 7.5%, driven by concerns over the rate of global growth.

After a relatively buoyant start to the year, the second quarter saw the unwelcome return of the fear and risk aversion that have repeatedly come to the fore since the onset of the global financial crisis. The latest developments in the Eurozone, a moderation of growth in the US, and signs of a slowdown in China coincided to renew investors’ worry about synchronised economic weakness. In this cautious environment, the energy and materials sectors delivered negative returns.

Performance Update

RS Emerging Markets Fund (Class A Shares) returned 4.35% in the first half of 2012, outperforming the benchmark MSCI Emerging Markets Index (Gross), which returned 4.12%.

Portfolio Review

The top and bottom contributors to relative performance were all energy sector holdings. The sector as a whole was weak during the first half of the year. Energy is an overweight position for the Fund, which has holdings in a number of smaller exploration and production (E&P) companies that possess licenses in attractive areas and that we believe have shown themselves adept at deploying the latest seismic technology to

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Investment Style:

Emerging Growth

RS EMERGING MARKETS FUND

increase greatly their drilling success rates. Nevertheless, the share price performance of these companies tends to be very volatile, on the back of news flow and fluctuations in the oil price.

Over the period the top contributor to Fund performance was the holding in African Petroleum Corp. This oil and gas exploration company is focused on offshore West Africa with current projects off the coast of The Gambia and Liberia. Dragon Oil, an oil E&P company with assets in Turkmenistan, also performed well following the release of 2011 results that were better than we expected and the news that gross production rose over 20% in the first quarter of 2012. The underweight position in Petrobras, the Brazilian offshore oil company, also boosted relative performance. The share price has been weak as we believe the market has taken a dim view of its capex program and the costs associated with its political obligations. The holding has now been sold completely.

On the negative side, Niko Resources (which holds E&P assets in India and Indonesia) was the top detractor from relative performance. The share price fell following a 70% downgrade to its Indian gas reserves. However, we believe the company’s Indonesian oil exploration activities are more attractive. The coal companies Bumi Resources (Indonesia) and China Shenhua Energy also detracted. We have sold China Shenhua Energy and trimmed Bumi Resources given concerns over increased coal supplies from Mongolia at the same time as Chinese coal demand is weakening.

Outlook

It is difficult to predict when a sense of optimism will return to markets. We believe that it is possible that markets will be challenged until we have greater clarity on areas of concern such as a Chinese property collapse or the demise of the euro. We also believe that the manner in which China manages its transition from an investment-led to consumption-led economy will be crucial for the well-being of companies held in the Fund for the near term and believe the outcome will be positive in the long term.

In the meantime, we seek businesses that we believe will continue to benefit from a backdrop of buoyant domestic growth, with currencies and balance sheets that are not heavily stretched. We believe that many of these types of investments may be found among Asian stocks, where we are currently finding more companies with the ability to deliver sustainable rather than cyclical growth, operating in countries that have prioritized the creation of lasting employment and investment in the capital stock.

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RS EMERGING MARKETS FUND

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. These risks are even greater when investing in emerging markets. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2012.

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RS EMERGING MARKETS FUND

Characteristics (unaudited)

Total Net Assets: $1,679,349,748

Geographical Allocation[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Samsung Electronics Co. Ltd.	South Korea	6.06%
Dragon Oil PLC	Turkmenistan	3.76%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	3.14%
Hon Hai Precision Industry Co. Ltd.	Taiwan	2.98%
Tullow Oil PLC	Ghana	2.74%
Sberbank of Russia, ADR	Russia	2.35%
China Life Insurance Co. Ltd.	Taiwan	2.22%
China Mobile Ltd.	People’s Republic of China	2.05%
NHN Corp.	South Korea	1.94%
Gulf Keystone Petroleum Ltd.	Kurdistan	1.72%
Total		28.96%

1	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

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RS EMERGING MARKETS FUND

Performance Update (unaudited)

Average Annual Total Returns

	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/1/97)
without sales charge	4.35%	-14.67%	9.61%	0.29%	14.44%	8.69%
with maximum sales charge	-0.59%	-18.72%	7.85%	-0.69%	13.88%	8.34%
Class C Shares (8/7/00)
without sales charge	3.95%	-15.31%	8.78%	-0.46%	13.48%	9.78%
with sales charge	2.95%	-16.16%	8.78%	-0.46%	13.48%	9.78%
Class K Shares (5/15/01)	4.17%	-14.96%	9.19%	-0.08%	14.03%	13.15%
Class Y Shares (3/10/09)	4.44%	-14.56%	9.90%	—	—	25.45%
MSCI Emerging Markets Index[1]	4.12%	-15.67%	10.10%	0.21%	14.42%	6.73%	*

*	Since Class A shares inception. Since inception performance for the index is measured from 4/30/97, the month end prior to the Fund’s commencement of operations.

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RS EMERGING MARKETS FUND

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Emerging Markets Fund and the MSCI Emerging Markets Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares and upon the inception of Class Y shares (3/10/09) would have the following values as of June 30, 2012: $35,411 (Class C), $37,188 (Class K) and $21,168 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart above and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS GLOBAL GROWTH FUND

Investment Style:

Global Growth

RS Global Growth Fund Commentary

Highlights

•

Global financial markets measured by the MSCI All Country World Index (Gross)[1] surged in the first three months of the year before falling during the second quarter. Despite this volatility, many companies continue to produce strong results, generating cash and paying down their debt. The health of companies is in stark contrast to that of many governments.

•

RS Global Growth Fund returned 5.35%, underperforming the benchmark, the MSCI All Country World Index (Gross), which returned 6.01%. Information technology proved to be the largest detractor from returns. Healthcare and materials proved to be the sectors most favorably contributing to performance.

•

The Fund seeks long-term capital appreciation by investing in companies that we believe can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth.

Market Overview

The global index rose in the first quarter on the back of committed policy intervention by the European Central bank to stabilise the Eurozone through the implementation of its Long Term Refinancing Operation and the emergence of a sustainable recovery in the US economy.

However, after this relatively buoyant start to the year, the second quarter saw the unwelcome return of the fear and risk aversion that have repeatedly come to the fore since the onset of the global financial crisis. The latest political impasse in the Eurozone, a moderation of growth in the US, and signs of a slowdown in China coincided to renew investors’ worry about synchronised economic weakness.

Performance Update

RS Global Growth Fund returned 5.35% during the first half of 2012, underperforming the MSCI All Country World Index (Gross), which returned 6.01%.

Portfolio Review

Amongst the largest detractors from relative performance were OGX (Brazilian oil and gas exploration & production) and Yamaha Motor Co (Japanese bike manufacturer). OGX’s resource base in the Campos basin is huge; however, its share price fell following the announcement of disappointing well flow data from its Tubarao Azul field — coming in below the lowest levels targeted by management. We believe the market thus questioned both its technical approach and its production model. To compound this weakness its enigmatic CEO, Paulo Mendonca, departed and has been replaced by Eduardo Luiz Guimaraes Carneiro. Mendonca played a significant part in

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RS GLOBAL GROWTH FUND

the exploratory success of Petrobras in the 1990s, and his departure leaves a question mark regarding OGX’s capacity to develop successful production.

Yamaha Motor Co is a leading manufacturer of mopeds and marine outboard engines. The share price has been down due, we believe, to weak motorcycle sale volumes in Brazil, Indonesia and Vietnam, the impact of Yen appreciation and new consumer financing regulations in Indonesia, which we expect will contribute to a more than 30% year-on-year drop in demand in Indonesia for the foreseeable future. However we remain confident that Yamaha can continue to grow its business, particularly in the marine outboard segment where it enjoys a 41% share of the global marketplace.

Another detractor at a stock level was FLIR (infrared viewing technology) following the announcement of soft first quarter 2012 top line numbers. US government bookings were slow, mainly because, we believe, one of FLIR’s key wins in the fourth quarter of 2011 (the US Air Force $355m A-29 Light Support Aircraft programme) was successfully protested and cancelled during the quarter. Additionally, we think FLIR’s approximate $334m five-year Vehicle Optic Sensor System contract with the US Army now looks limited as troop draw downs in Afghanistan are proceeding apace.

Svenska Handelsbanken (Swedish retail bank) and eBay (online auctions) were the two dominant stock level contributors to performance. One of Svenska Handelsbanken’s goals has been to reduce market risk in its earnings, which has resulted in net interest income accounting for an increasing part of the income stream. We believe this has benefited the bank in periods of negative financial markets such as the second quarter of 2012.

eBay is an online auction business that benefits from strong network effects. Its online payments system, PayPal, has grown rapidly and started to contribute tangible revenue growth. Of the top 10 internet retailers, four offer PayPal as a payment option. We think this figure is likely to grow over the coming months and that Office Depot will join the list given its recently announced partnership with PayPal at point of sale. In addition, eBay’s much maligned Marketplaces business has improved and has been growing comfortably at average e-commerce rates.

Amazon was another strong contributor to performance. It saw continued growth in stronger, more mature economies such as the US, UK and Germany and hyper growth in developing markets such as Eastern Europe and Asia. It recently announced plans to build two additional fulfilment centers in California over the next 18 months in addition to the thirteen planned at the beginning of the year. We believe this announcement indicates that paid unit volume growth, which increased 49% in the first quarter of 2012, is still increasing at a rapid rate. Beyond its core retail site, Amazon’s product advertisements, which advertise merchant products, continued to gain traction, particularly among those merchants we believe are uncomfortable selling directly on Amazon.

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RS GLOBAL GROWTH FUND

Outlook

Our hopes that successful policy intervention and incrementally better economic news would lead to a return of confidence were not fulfilled in the second quarter. However, our view of the long-term trends in the world economy has not changed. The sustainable growth of China, the emergence from poverty and entry into the global economy of hundreds of millions of people in the developing world, and the changes being wrought by accelerating technological progress are interwoven themes that form the backdrop to our stock picking efforts.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2012.

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RS GLOBAL GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $24,897,592

Geographical Allocation[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Wolseley PLC	United Kingdom	2.69%
Svenska Handelsbanken AB, Class A	Sweden	2.59%
Prudential PLC	United Kingdom	2.53%
Amazon.com, Inc.	United States	2.41%
PepsiCo, Inc.	United States	2.16%
eBay, Inc.	United States	2.14%
Nestle S.A. (Reg S)	Switzerland	2.10%
Naspers Ltd., N shares	South Africa	2.04%
Roche Holding AG	Switzerland	1.96%
Compagnie Financiere Richemont S.A., Class A	Switzerland	1.84%
Total		22.46%
1	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

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RS GLOBAL GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns

	Year-to-Date	1 Year	Since Inception
Class A Shares (5/16/11)
without sales charge	5.35%	-7.12%	-6.60%
with maximum sales charge	0.33%	-11.56%	-10.57%
Class C Shares (5/16/11)
without sales charge	4.92%	-7.93%	-7.41%
with sales charge	3.92%	-8.85%	-7.41%
Class K Shares (5/16/11)	5.25%	-7.52%	-6.96%
Class Y Shares (5/16/11)	5.45%	-6.91%	-6.34%
MSCI All Country World Index[1]	6.01%	-5.96%	-5.19%

Performance quoted represents past performance and does not guarantee or predict future results.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 5/16/11 in Class A shares of RS Global Growth Fund and in the MSCI All Country World Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made on 5/16/11 in Class C shares, Class K shares and Class Y shares would have the following values as of June 30, 2012: $9,170 (Class C), $9,220 (Class K) and $9,290 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart above and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS GREATER CHINA FUND

RS Greater China Fund Commentary

Highlights

•

The Greater China region measured by the MSCI Golden Dragon Index (Gross)[1] posted positive gains during the first half of 2012. Global economic and political concerns persist among investors despite the fact that many companies continue to produce strong operational results.

•	RS Greater China Fund returned 10.12% during the first half of 2012, outperforming the MSCI Golden Dragon Index (Gross) return of 4.83%.

•

RS Greater China Fund seeks long-term capital appreciation by investing in companies that we believe can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth.

Market Overview

Investor concerns have largely been centered on the problems in the Eurozone and whether the Chinese economy will continue to experience a slowdown in economic growth. There are also fears that the Chinese economy is experiencing reductions in investment-led growth and that reduced spending in this area will be too severe to offset, particularly at a time when China’s leading export market (the EU) is having its own economic challenges. Although demand has yet to soften significantly, commodity company stock prices have been weak in response. We continue to view the structural change in Chinese growth as the natural transition of the economy. While we believe that investment demand will necessarily fall, we believe that the long-term aim for China is to foster a more sustainable development path.

Performance Update

RS Greater China Fund returned 10.12% during the first half of 2012, outperforming the MSCI Golden Dragon Index (Gross) return of 4.83%.

Portfolio Review

The Chinese rail company CSR Corp saw its share price rebound during the first half of 2012. The Chinese rail sector was beset by a number of problems during the course of 2011 including corruption at the Ministry of Rail (MOR) and a high-speed rail crash, sparking fears that the build out of China’s rail infrastructure was yesterday’s story. We believed these to be short-term blips and added to the position at the time of the weakness. The company saw good order flow during the period, and more recently the MOR has been openly discussing changes to its procurement methods, inviting private capital to fund and operate the railways.

During the first half of 2012, the Fund maintained a significant overweight position in information technology, and two Chinese internet companies, Tencent and Alibaba.com, positively contributed to relative performance. Tencent announced good first quarter

20	www.RSinvestments.com

Investment Style:

Greater China

RS GREATER CHINA FUND

numbers with growth across its internet platform. Alibaba.com, China’s largest business to business online retailer, was taken private by its founder Jack Ma during the period. We tendered the Fund’s shares with minority shareholders being offered a 60% premium.

On the negative side, the Taiwanese retailer Far Eastern Department Stores was the top detractor from relative performance. The company’s sales suffered from weaker consumer confidence, hampered, we believe, by economic and political uncertainty and policy changes such as electricity price hikes in Taiwan. The share price of the Chinese insurer China Taiping Insurance was weak given near-term concerns over the decline in new business sales. However, we believe that the company has one of the most productive agency forces in the sector and that its valuation looks very attractive. Not owning China Mobile, which has a significant weight in the MSCI Golden Dragon Index (Gross) also hindered relative performance as the market rewarded companies it perceives to offer a defensive earnings stream amidst all the volatility. Longer term, we favour the growth outlook for new media businesses rather than the traditional telecom companies.

Outlook

We believe that the Greater China region remains well-positioned in a global context exemplified by its strong economies, structural growth drivers, and numerous investment opportunities. While we believe that China may slow more than some may hope, we continue to find companies that we believe will benefit from structural shifts taking place in the region.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2012.

www.RSinvestments.com	21

RS GREATER CHINA FUND

Characteristics (unaudited)

Total Net Assets: $21,462,502

Geographical Allocation[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Tencent Holdings Ltd.	People’s Republic of China	5.09%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	4.91%
CNOOC Ltd.	People’s Republic of China	4.76%
China Life Insurance Co. Ltd.	Taiwan	4.50%
China Construction Bank Corp., H shares	People’s Republic of China	3.69%
Ping An Insurance (Group) Co. of China Ltd., H shares	People’s Republic of China	3.56%
Hon Hai Precision Industry Co. Ltd.	Taiwan	3.53%
Baidu, Inc., ADR	People’s Republic of China	3.48%
Kunlun Energy Co. Ltd.	People’s Republic of China	3.31%
Hang Lung Group Ltd.	Hong Kong	2.42%
Total		39.25%

1	The MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The MSCI Golden Dragon Index consists of the following country indices: China, Hong Kong and Taiwan. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

22	www.RSinvestments.com

RS GREATER CHINA FUND

Performance Update (unaudited)

Average Annual Total Returns

	Year-to-Date	1 Year	Since Inception
Class A Shares (5/16/11)
without sales charge	10.12%	-14.87%	-14.95%
with maximum sales charge	4.95%	-18.93%	-18.56%
Class C Shares (5/16/11)
without sales charge	9.73%	-15.85%	-15.90%
with sales charge	8.73%	-16.69%	-15.90%
Class K Shares (5/16/11)	9.85%	-15.46%	-15.47%
Class Y Shares (5/16/11)	10.25%	-14.65%	-14.68%
MSCI Golden Dragon Index[1]	4.83%	-13.89%	-13.51%

Performance quoted represents past performance and does not guarantee or predict future results.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 5/16/11 in Class A shares of RS Greater China Fund and in the MSCI Golden Dragon Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made on 5/16/11 in Class C shares, Class K shares and Class Y shares would have the following values as of June 30, 2012: , $8,230 (Class C), $8,277 (Class K) and $8,364 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart above and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

www.RSinvestments.com	23

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The following tables show the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

24	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12-6/30/12	Expense Ratio During Period 1/1/12-6/30/12
RS International Growth Fund	Class A	$1,000.00	$1,038.20	$6.54	1.29%
	Class C	$1,000.00	$1,034.50	$10.47	2.07%
	Class K	$1,000.00	$1,035.90	$8.76	1.73%
	Class Y	$1,000.00	$1,040.20	$5.17	1.02%
RS Emerging Markets Fund	Class A	$1,000.00	$1,043.50	$7.52	1.48%
	Class C	$1,000.00	$1,039.50	$11.51	2.27%
	Class K	$1,000.00	$1,041.70	$9.39	1.85%
	Class Y	$1,000.00	$1,044.40	$6.46	1.27%
RS Global Growth Fund	Class A	$1,000.00	$1,053.50	$7.15	1.40%
	Class C	$1,000.00	$1,049.20	$10.95	2.15%
	Class K	$1,000.00	$1,052.50	$8.93	1.75%
	Class Y	$1,000.00	$1,054.50	$5.31	1.04%
RS Greater China Fund	Class A	$1,000.00	$1,101.20	$9.14	1.75%
	Class C	$1,000.00	$1,097.30	$13.25	2.54%
	Class K	$1,000.00	$1,098.50	$11.58	2.22%
	Class Y	$1,000.00	$1,102.50	$7.53	1.44%
Based on Hypothetical Return (5% Return Before Expenses)
RS International Growth Fund	Class A	$1,000.00	$1,018.45	$6.47	1.29%
	Class C	$1,000.00	$1,014.57	$10.37	2.07%
	Class K	$1,000.00	$1,016.26	$8.67	1.73%
	Class Y	$1,000.00	$1,019.79	$5.12	1.02%
RS Emerging Markets Fund	Class A	$1,000.00	$1,017.50	$7.42	1.48%
	Class C	$1,000.00	$1,013.58	$11.36	2.27%
	Class K	$1,000.00	$1,015.66	$9.27	1.85%
	Class Y	$1,000.00	$1,018.55	$6.37	1.27%
RS Global Growth Fund	Class A	$1,000.00	$1,017.90	$7.02	1.40%
	Class C	$1,000.00	$1,014.17	$10.77	2.15%
	Class K	$1,000.00	$1,016.16	$8.77	1.75%
	Class Y	$1,000.00	$1,019.69	$5.22	1.04%
RS Greater China Fund	Class A	$1,000.00	$1,016.16	$8.77	1.75%
	Class C	$1,000.00	$1,012.23	$12.71	2.54%
	Class K	$1,000.00	$1,013.82	$11.12	2.22%
	Class Y	$1,000.00	$1,017.70	$7.22	1.44%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

www.RSinvestments.com	25

This Page Intentionally Left Blank

Financial Information

Six-Month Period Ended June 30, 2012

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL GROWTH FUND

June 30, 2012 (unaudited)	Shares	Value
Common Stocks – 96.8%
Australia – 7.0%
Brambles Ltd.	1,215,709	$7,710,385
Fortescue Metals Group Ltd.	2,448,233	12,509,560
James Hardie Industries SE	424,237	3,497,817
Woodside Petroleum Ltd.	326,087	10,449,794
Woolworths Ltd.	315,137	8,675,139

		42,842,695
Brazil – 1.1%
BM&F BOVESPA S.A.	1,005,000	5,128,827
OGX Petroleo e Gas Participacoes S.A.(1)	622,800	1,705,452

		6,834,279
Chile – 0.6%
Sociedad Quimica y Minera de Chile S.A., ADR	67,100	3,735,457

		3,735,457
Denmark – 3.4%
Novo Nordisk A/S, Class B	106,187	15,401,018
Novozymes A/S, B Shares	176,885	4,586,875
Vestas Wind Systems A/S(1)	106,953	592,962

		20,580,855
France – 6.7%
Essilor International S.A.	110,091	10,227,418
L’Oreal S.A.	130,901	15,316,104
PPR	108,747	15,499,865

		41,043,387
Germany – 4.4%
Adidas AG	155,781	11,166,050
Aixtron AG	316,031	4,529,134
Axel Springer AG	91,240	3,920,035
HeidelbergCement AG	89,736	4,308,164
SMA Solar Technology AG	85,811	2,943,238

		26,866,621
Hong Kong – 2.3%
AIA Group Ltd.	2,206,600	7,621,722
Hong Kong Exchanges & Clearing Ltd.	427,800	6,149,919

		13,771,641
India – 0.8%
Housing Development Finance Corp. Ltd.	245,600	2,885,067
Reliance Capital Ltd.	304,739	1,982,439

		4,867,506

28	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL GROWTH FUND

June 30, 2012 (unaudited)	Shares	Value
Israel – 0.9%
Teva Pharmaceutical Industries Ltd., ADR	139,300	$5,493,992

		5,493,992
Italy – 2.2%
Fiat SpA(1)	1,864,536	9,400,612
UniCredit SpA(1)	966,488	3,664,539

		13,065,151
Japan – 9.0%
Canon, Inc.	69,900	2,789,745
Gree, Inc.	520,300	10,350,055
Hoya Corp.	216,600	4,771,701
Kyocera Corp.	32,900	2,847,163
Rakuten, Inc.	1,747,900	18,070,946
Rohm Co. Ltd.	56,300	2,169,486
SMC Corp.	63,000	10,922,794
Yamada Denki Co. Ltd.	60,430	3,093,917

		55,015,807
Luxembourg – 0.0%
Reinet Investments SCA(1)	3,406	62,369

		62,369
People’s Republic of China – 9.6%
Baidu, Inc., ADR(1)	239,700	27,560,706
China Merchants Bank Co. Ltd., H shares	2,399,400	4,562,058
CNOOC Ltd.	2,128,000	4,290,300
Ports Design Ltd.	219,000	229,965
Tencent Holdings Ltd.	660,000	19,490,635
Youku, Inc., ADR(1)	124,079	2,690,033

		58,823,697
Peru – 0.7%
Credicorp Ltd.	32,983	4,152,230

		4,152,230
Portugal – 0.9%
Jeronimo Martins, SGPS, S.A.	325,209	5,498,234

		5,498,234
Singapore – 0.6%
Singapore Exchange Ltd.	738,000	3,707,594

		3,707,594
South Africa – 0.2%
Impala Platinum Holdings Ltd.	86,200	1,431,342

		1,431,342

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	29

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL GROWTH FUND

June 30, 2012 (unaudited)	Shares	Value
South Korea – 2.8%
Celltrion, Inc.	158,998	$4,250,690
NHN Corp.	25,580	5,610,565
Samsung Electronics Co. Ltd.	6,709	7,104,741

		16,965,996
Spain – 4.8%
Banco Santander S.A.	1,546,477	10,230,334
Industria de Diseno Textil S.A.	183,788	18,997,278

		29,227,612
Sweden – 8.4%
Alfa Laval AB	388,309	6,653,581
Atlas Copco AB, Class B	1,087,921	20,730,530
Oriflame Cosmetics S.A., SDR	85,941	2,882,145
Sandvik AB	615,307	7,891,132
Svenska Handelsbanken AB, Class A	392,792	12,913,345

		51,070,733
Switzerland – 7.8%
ABB Ltd. (Reg S)(1)	411,466	6,718,499
Compagnie Financiere Richemont S.A., Class A	279,651	15,355,569
Geberit AG(1)	41,241	8,135,944
Syngenta AG (Reg S)	42,633	14,594,342
The Swatch Group AG	6,895	2,725,190

		47,529,544
Taiwan – 0.9%
Taiwan Semiconductor Mfg. Co. Ltd., ADR	380,107	5,306,294

		5,306,294
Turkey – 1.3%
BIM Birlesik Magazalar A.S.	71,719	2,960,655
Turkiye Garanti Bankasi A.S.	1,239,493	4,879,271

		7,839,926
United Kingdom – 20.4%
ARM Holdings PLC	1,511,000	11,971,073
BG Group PLC	398,227	8,152,294
BHP Billiton PLC	585,100	16,629,967
British American Tobacco PLC	321,351	16,337,482
Meggitt PLC	1,536,560	9,297,795
Prudential PLC	1,495,157	17,336,373
Rolls-Royce Holdings PLC(1)	1,189,550	16,032,463
SABMiller PLC	215,000	8,626,067
Signet Jewelers Ltd.	85,697	3,781,660

30	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL GROWTH FUND

June 30, 2012 (unaudited)	Shares	Value
United Kingdom (continued)
Standard Chartered PLC	732,000	$15,901,218

		124,066,392
Total Common Stocks (Cost $594,205,522)		589,799,354

	Shares	Value
Preferred Stocks – 1.7%
Brazil – 0.9%
Itau Unibanco Holding S.A., ADR	376,040	5,234,477

		5,234,477
Germany – 0.8%
Porsche Automobil Holding SE	97,466	4,848,319

		4,848,319
Total Preferred Stocks (Cost $12,404,119)		10,082,796

	Principal Amount	Value
Repurchase Agreements – 1.7%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $10,593,009, due 7/2/2012(2)	$10,593,000	10,593,000
Total Repurchase Agreements (Cost $10,593,000)		10,593,000
Total Investments - 100.2% (Cost $617,202,641)		610,475,150
Other Liabilities, Net - (0.2)%		(1,374,211)
Total Net Assets - 100.0%		$609,100,939

(1)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	31

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL GROWTH FUND

(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.50%	6/30/2017	$10,804,888

Legend:

ADR – American Depositary Receipt.

SDR – Swedish Depository Receipt.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2		Level 3	Total

Common Stocks	$55,772,990	$534,026,364	*	$—	$589,799,354

Preferred Stocks	5,234,477	4,848,319	*	—	10,082,796

Repurchase Agreements	—	10,593,000		—	10,593,000

Total	$61,007,467	$549,467,683		$—	$610,475,150

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

32	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

June 30, 2012 (unaudited)	Shares	Value
Common Stocks – 91.9%
Brazil – 3.7%
Embraer S.A., ADR	817,400	$21,685,622
JBS S.A.(1)	6,280,800	18,856,472
MercadoLibre, Inc.	152,950	11,593,610
Tractebel Energia S.A.	538,200	9,954,757

		62,090,461
Egypt – 0.5%
Commercial International Bank Egypt SAE	979,611	4,262,877
Egyptian Financial Group-Hermes Holding SAE(1)	2,612,510	4,532,826

		8,795,703
Ghana – 2.7%
Tullow Oil PLC	1,988,700	45,963,981

		45,963,981
India – 4.7%
ACC Ltd.	463,900	10,600,767
Housing Development Finance Corp. Ltd.	1,440,800	16,925,098
Infrastructure Development Finance Co. Ltd.	7,051,000	17,358,639
Mahindra & Mahindra Ltd.	1,275,400	16,196,833
Niko Resources Ltd.	650,300	8,571,875
Titan Industries Ltd.	2,094,700	8,385,532

		78,038,744
Indonesia – 4.4%
PT Astra International Tbk	11,236,500	8,283,532
PT Bank Mandiri (Persero) Tbk	11,534,500	8,949,916
PT Bank Negara Indonesia (Persero) Tbk	34,237,500	14,077,464
PT Bank Rakyat Indonesia Tbk	24,701,500	16,918,178
PT Bumi Resources Tbk	7,335,000	878,822
PT Perusahaan Gas Negara (Persero) Tbk	21,833,000	8,265,618
PT Semen Gresik (Persero) Tbk	13,266,500	16,100,753

		73,474,283
Kenya – 0.8%
Africa Oil Corp.(1)	1,684,200	12,969,382

		12,969,382
Kurdistan – 1.7%
Gulf Keystone Petroleum Ltd.(1)	11,258,631	28,870,859

		28,870,859
Liberia – 1.7%
African Petroleum Corp. Ltd.(1)	21,591,600	27,623,741

		27,623,741

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	33

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

June 30, 2012 (unaudited)	Shares	Value
Malaysia – 1.9%
CIMB Group Holdings Berhad	6,900,400	$16,536,111
Public Bank Berhad	3,641,700	15,827,872

		32,363,983
Mexico – 2.4%
America Movil S.A.B. de C.V., ADR, Series L	626,200	16,318,772
Wal-Mart de Mexico S.A.B. de C.V.	9,130,344	24,427,984

		40,746,756
Namibia – 0.7%
Chariot Oil & Gas Ltd.(1)	7,008,635	11,288,141

		11,288,141
Panama – 0.6%
Copa Holdings S.A., Class A	121,810	10,046,889

		10,046,889
People’s Republic of China – 19.6%
Baidu, Inc., ADR(1)	170,900	19,650,082
Bank of China Ltd., H shares	50,164,300	19,269,358
Beijing Enterprises Holdings Ltd.	1,537,000	9,273,859
China Construction Bank Corp., H shares	11,970,510	8,270,119
China Mobile Ltd.	3,128,500	34,383,600
China Petroleum & Chemical Corp., H shares	16,546,000	14,787,598
China Railway Construction Corp. Ltd., H shares	27,343,500	22,996,409
China Resources Enterprise Ltd.	5,064,000	15,130,038
China Taiping Insurance Holdings Co. Ltd.(1)	6,309,000	10,324,351
CNOOC Ltd.	11,854,000	23,899,071
CSR Corp. Ltd., H shares	30,283,000	23,809,594
Focus Media Holding Ltd., ADR	621,300	14,588,124
Hang Lung Properties Ltd.	6,387,000	21,847,488
Hengan International Group Co. Ltd.	808,000	7,860,346
Industrial & Commercial Bank of China Ltd., H shares	13,814,000	7,743,969
Kunlun Energy Co. Ltd.	5,452,000	8,797,289
Lenovo Group Ltd.	19,176,000	16,338,460
Tencent Holdings Ltd.	772,000	22,798,136
Want Want China Holdings Ltd.	22,669,000	28,092,413

		329,860,304
Peru – 0.7%
Credicorp Ltd.	92,790	11,681,333

		11,681,333
Russia – 4.2%
NovaTek OAO, GDR, (Reg S)	178,600	19,070,520
Sberbank of Russia, ADR(1)	3,644,700	39,440,017

34	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS FUND

June 30, 2012 (unaudited)	Shares	Value
Russia (continued)
X5 Retail Group N.V., GDR (Reg S)(1)	557,120	$12,744,037

		71,254,574
South Africa – 1.8%
Massmart Holdings Ltd.	522,842	10,825,634
Naspers Ltd., N shares	364,700	19,479,508

		30,305,142
South Korea – 18.2%
Celltrion, Inc.	261,883	7,001,242
Cheil Industries, Inc.	227,700	20,090,748
Daum Communications Corp.	195,300	17,565,063
E-Mart Co. Ltd.	79,351	17,417,106
Fila Korea Ltd.	81,074	5,536,620
Hankook Tire Co. Ltd.	214,100	8,538,160
Hyundai Glovis Co. Ltd.	118,600	22,693,621
Hyundai Marine & Fire Insurance Co. Ltd.	337,300	8,788,414
Hyundai Mobis	69,600	16,870,758
Hyundai Wia Corp.	54,728	8,175,616
LG Display Co. Ltd.(1)	465,200	8,782,703
LG Household & Health Care Ltd.	16,700	9,009,955
Mando Corp.	60,800	9,075,477
NCSoft Corp.	71,800	17,224,811
NHN Corp.	148,600	32,593,039
Samsung Electronics Co. Ltd.	69,200	73,281,874
Samsung Fire & Marine Insurance Co. Ltd.	116,000	23,019,129

		305,664,336
Taiwan – 11.7%
China Life Insurance Co. Ltd.	39,415,675	37,297,897
Delta Electronics, Inc.	8,807,000	27,033,997
Far Eastern Department Stores Ltd.	15,863,627	14,964,501
Hon Hai Precision Industry Co. Ltd.	16,561,860	50,075,526
HTC Corp.	1,124,000	14,840,202
Taiwan Semiconductor Manufacturing Co. Ltd.(1)	19,240,534	52,670,314

		196,882,437
Thailand – 3.0%
Bank of Ayudhya Public Co. Ltd.	22,009,100	20,618,995
Kasikornbank Public Co. Ltd.	1,837,500	9,474,810
Siam Commercial Bank Public Co. Ltd.	4,209,800	19,700,720

		49,794,525

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	35

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

June 30, 2012 (unaudited)	Shares	Value
Turkey – 1.9%
Turkiye Garanti Bankasi A.S.	5,155,298	$20,293,859
Turkiye Is Bankasi	4,045,700	10,771,360

		31,065,219
Turkmenistan – 3.8%
Dragon Oil PLC	7,410,448	63,114,256

		63,114,256
Zambia – 1.2%
First Quantum Minerals Ltd.	1,172,600	20,731,559

		20,731,559
Total Common Stocks (Cost $1,341,274,129)		1,542,626,608

	Shares	Value
Preferred Stocks – 6.2%
Brazil – 4.5%
Banco Bradesco S.A.	1,526,776	22,759,111
Bradespar S.A.	118,200	1,938,515
Comp. Lorenz S.A.(1)(2)(3)	4,700,000	—
Companhia Energetica de Minas Gerais	837,940	15,657,400
Itau Unibanco Holding S.A.	969,700	13,658,359
Itausa-Investimentos Itau S.A.	5,083,078	21,511,657

		75,525,042
South Korea – 1.7%
Samsung Electronics Co. Ltd.	43,253	28,553,523

		28,553,523
Total Preferred Stocks (Cost $84,943,117)		104,078,565

	Principal Amount	Value
Repurchase Agreements – 1.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $22,496,019, due 7/2/2012(4)	$22,496,000	22,496,000
Total Repurchase Agreements (Cost $22,496,000)		22,496,000
Total Investments - 99.4% (Cost $1,448,713,246)		1,669,201,173
Other Assets, Net - 0.6%		10,148,575
Total Net Assets - 100.0%		$1,679,349,748

36	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS FUND

(1)	Non-income producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.
(3)	The table below presents securities deemed illiquid by the investment adviser.

Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets

Comp. Lorenz S.A.	4,700,000	$179,645	$—	6/27/1997	0.00%

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.625%	11/15/2020	$22,949,565

Legend:

ADR – American Depositary Receipt.

GDR – Global Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2		Level 3	Total

Common Stocks	$228,700,202	$1,313,926,406	*	$—	$1,542,626,608

Preferred Stocks	75,525,042	28,553,523	*	—	104,078,565

Repurchase Agreements	—	22,496,000		—	22,496,000

Total	$304,225,244	$1,364,975,929		$—	$1,669,201,173

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	37

SCHEDULE OF INVESTMENTS — RS GLOBAL GROWTH FUND

June 30, 2012 (unaudited)	Shares	Value
Common Stocks – 97.8%
Australia – 2.0%
Brambles Ltd.	62,212	$394,567
Cochlear Ltd.	1,462	99,289

		493,856
Belgium – 0.9%
Groupe Bruxelles Lambert S.A.	3,405	231,130

		231,130
Brazil – 3.6%
Arcos Dorados Holdings, Inc., Class A	8,012	118,417
BM&F BOVESPA S.A.	42,200	215,360
OdontoPrev S.A.	28,200	143,211
OGX Petroleo e Gas Participacoes S.A.(1)	32,400	88,723
Vale S.A., ADR	17,000	331,670

		897,381
Canada – 2.3%
Fairfax Financial Holdings Ltd.	976	382,299
Ritchie Bros. Auctioneers, Inc.	8,503	180,689

		562,988
Denmark – 1.5%
Carlsberg A/S, Class B	3,436	271,213
Jyske Bank A/S(1)	3,678	99,236

		370,449
Egypt – 0.2%
Egyptian Financial Group-Hermes Holding SAE(1)	34,764	60,317

		60,317
Germany – 0.7%
Deutsche Boerse AG	3,263	176,042

		176,042
Greece – 1.4%
Coca-Cola Hellenic Bottling Co. S.A.(1)	19,763	349,978

		349,978
Indonesia – 0.4%
PT Bank Negara Indonesia (Persero) Tbk	239,500	98,476

		98,476
Ireland – 1.2%
CRH PLC	4,332	83,578
Ryanair Holdings PLC, ADR(1)	6,836	207,814

		291,392

38	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL GROWTH FUND

June 30, 2012 (unaudited)	Shares	Value
Japan – 5.1%
INPEX Corp.	62	$348,223
NAMCO BANDAI Holdings, Inc.	21,800	298,958
Olympus Corp.(1)	7,300	118,293
Rohm Co. Ltd.	3,600	138,724
Tokyo Electron Ltd.	2,100	98,479
Yamaha Motor Co. Ltd.	26,900	257,583

		1,260,260
Mexico – 1.1%
America Movil S.A.B. de C.V., ADR, Series L	10,200	265,812

		265,812
Netherlands – 0.5%
QIAGEN N.V.(1)	7,500	125,250

		125,250
Norway – 1.0%
Norsk Hydro ASA	29,333	132,282
Schibsted ASA	3,695	120,031

		252,313
People’s Republic of China – 3.7%
Baidu, Inc., ADR(1)	1,200	137,976
China Mobile Ltd.	21,000	230,799
Mindray Medical International Ltd., ADR	11,105	336,370
Shandong Weigao Group Medical Polymer Co. Ltd., H shares	148,000	165,210
SINA Corp.(1)	1,200	62,172

		932,527
Singapore – 1.9%
DBS Group Holdings Ltd.	21,000	231,960
Jardine Matheson Holdings Ltd.	4,800	233,809

		465,769
South Africa – 3.1%
Clicks Group Ltd.	41,279	271,730
Naspers Ltd., N shares	9,528	508,913

		780,643
South Korea – 1.6%
Samsung Electronics Co. Ltd., GDR (Reg S)	750	400,979

		400,979
Sweden – 4.7%
Atlas Copco AB, Class B	17,595	335,276
Investor AB, Class B	9,606	183,409
Svenska Handelsbanken AB, Class A	19,624	645,155

		1,163,840

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	39

SCHEDULE OF INVESTMENTS — RS GLOBAL GROWTH FUND

June 30, 2012 (unaudited)	Shares	Value
Switzerland – 8.7%
ABB Ltd. (Reg S)(1)	9,682	$158,090
Compagnie Financiere Richemont S.A., Class A	8,363	459,210
Julius Baer Group Ltd.(1)	5,235	189,804
Nestle S.A. (Reg S)	8,744	521,823
Roche Holding AG	2,824	487,798
Schindler Holding AG	3,061	342,240

		2,158,965
Taiwan – 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR(1)	25,600	357,376

		357,376
Turkey – 1.3%
BIM Birlesik Magazalar A.S., GDR(2)	4,508	185,683
Turkiye Garanti Bankasi A.S., ADR(3)	32,718	127,159

		312,842
Turkmenistan – 0.5%
Dragon Oil PLC	15,306	130,360

		130,360
United Kingdom – 12.5%
Aggreko PLC	4,843	157,498
British American Tobacco PLC	5,269	267,876
Bunzl PLC	20,000	326,895
Hays PLC	93,880	108,424
HSBC Holdings PLC	25,596	225,548
Man Group PLC	51,000	61,025
Prudential PLC	54,288	629,470
Rolls-Royce Holdings PLC(1)	29,138	392,715
Vodafone Group PLC	96,000	269,832
Wolseley PLC	18,000	670,908

		3,110,191
United States – 36.5%
Altera Corp.	4,710	159,386
Amazon.com, Inc.(1)	2,629	600,332
Bed, Bath & Beyond, Inc.(1)	2,843	175,697
CarMax, Inc.(1)	8,626	223,758
Cisco Systems, Inc.	8,740	150,066
Deere & Co.	2,445	197,727
eBay, Inc.(1)	12,699	533,485
EOG Resources, Inc.	2,806	252,849
Express Scripts Holding Co.(1)	2,455	137,063
First Republic Bank(1)	986	33,130
FLIR Systems, Inc.	13,549	264,206

40	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL GROWTH FUND

June 30, 2012 (unaudited)	Shares	Value
United States (continued)
Google, Inc., Class A(1)	649	$376,465
Harley-Davidson, Inc.	4,751	217,263
Illumina, Inc.(1)	2,490	100,571
Intuitive Surgical, Inc.(1)	225	124,603
Life Technologies Corp.(1)	2,513	113,060
Markel Corp.(1)	953	420,940
MasterCard, Inc., Class A	1,015	436,562
Mohawk Industries, Inc.(1)	3,700	258,371
Moody’s Corp.	7,993	292,144
National Oilwell Varco, Inc.	2,672	172,184
New York Community Bancorp, Inc.	24,530	307,361
Omnicom Group, Inc.	7,640	371,304
PepsiCo, Inc.	7,614	538,005
Philip Morris International, Inc.	4,553	397,295
Praxair, Inc.	2,058	223,766
Royal Caribbean Cruises Ltd.	9,833	255,953
Seattle Genetics, Inc.(1)	6,100	154,879
Teradata Corp.(1)	1,735	124,937
The Progressive Corp.	6,492	135,228
The Walt Disney Co.	5,982	290,127
Ultra Petroleum Corp.(1)	7,610	175,563
VistaPrint N.V.(1)	5,087	164,310
Waters Corp.(1)	3,333	264,874
WellPoint, Inc.	3,117	198,833
Xilinx, Inc.	7,656	257,012

		9,099,309
Total Common Stocks (Cost $25,227,837)		24,348,445

	Shares	Value
Preferred Stocks – 0.6%
Brazil – 0.6%
Petroleo Brasileiro S.A., ADR	8,600	156,004

		156,004
Total Preferred Stocks (Cost $248,085)		156,004

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	41

SCHEDULE OF INVESTMENTS — RS GLOBAL GROWTH FUND

June 30, 2012 (unaudited)	Principal Amount	Value
Repurchase Agreements – 1.5%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $370,000, due 7/2/2012(4)	$370,000	$370,000
Total Repurchase Agreements (Cost $370,000)		370,000
Total Investments - 99.9% (Cost $25,845,922)		24,874,449
Other Assets, Net - 0.1%		23,143
Total Net Assets - 100.0%		$24,897,592

(1)	Non-income producing security.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2012, the aggregate market value of these securities amounted to $185,683, representing 0.7% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Fair valued security. See 1a in Notes to Financial Statements.
(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.625%	11/15/2020	$380,014

As of June 30, 2012, the Fund entered into the following forward currency contracts:

Forward Currency Contracts to Sell	Counterparty	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation

HKD	Royal Bank of Canada	$110,270	$110,261	7/3/2012	$(9)

Legend:

ADR – American Depositary Receipt.

GDR – Global Depositary Receipt.

HKD – Hong Kong Dollar

42	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL GROWTH FUND

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2		Level 3	Total

Common Stocks	$12,238,133	$12,110,312	*	$—	$24,348,445

Preferred Stocks	156,004	—		—	156,004

Repurchase Agreements	—	370,000		—	370,000

Other Financial Instruments:
Forward Currency Contracts	—	(9)		—	(9)

Total	$12,394,137	$12,480,303		$—	$24,874,440

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing model. These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	43

SCHEDULE OF INVESTMENTS — RS GREATER CHINA FUND

June 30, 2012 (unaudited)	Shares	Value
Common Stocks – 98.0%
Hong Kong – 16.7%
AIA Group Ltd.	96,200	$332,280
ASM Pacific Technology Ltd.	13,500	172,649
BOC Hong Kong (Holdings) Ltd.	167,000	515,191
Great Eagle Holdings Ltd.	47,000	121,394
Hang Lung Group Ltd.	84,000	519,386
Henderson Land Development Co. Ltd.	31,000	172,746
Hong Kong Exchanges & Clearing Ltd.	8,200	117,881
Li & Fung Ltd.	64,000	123,753
Midland Holdings Ltd.	574,000	281,512
Sun Hung Kai & Co. Ltd.	204,968	102,428
Swire Pacific Ltd., Class A	31,000	360,154
Swire Properties Ltd.	96,200	290,329
Wing Hang Bank Ltd.	49,500	480,037

		3,589,740
People’s Republic of China – 52.0%
Angang Steel Co. Ltd., H shares(1)	330,000	182,885
Baidu, Inc., ADR(1)	6,500	747,370
Bank of China Ltd., H shares	1,096,000	421,001
Bosideng International Holdings Ltd.	604,000	156,855
China Construction Bank Corp., H shares	1,147,000	792,433
China Merchants Bank Co. Ltd., H shares	94,000	178,725
China National Building Material Co. Ltd., H shares	250,000	273,460
China Petroleum & Chemical Corp., H shares	218,000	194,833
China Railway Construction Corp. Ltd., H shares	383,500	322,531
China Resources Land Ltd.	68,000	140,964
China Shenhua Energy Co. Ltd., H shares	134,500	475,022
China Taiping Insurance Holdings Co. Ltd.(1)	275,000	450,023
China Vanke Co. Ltd., Class B(1)	211,900	279,350
CNOOC Ltd.	507,000	1,022,172
CSR Corp. Ltd., H shares	619,000	486,680
ENN Energy Holdings Ltd.	58,000	205,119
Focus Media Holding Ltd., ADR	17,860	419,353
Hengan International Group Co. Ltd.	26,000	252,932
Kingdee International Software Group Co. Ltd.(1)	624,000	118,279
Kunlun Energy Co. Ltd.	440,000	709,979
Lianhua Supermarket Holdings Ltd., H shares	95,400	91,719
Minth Group Ltd.	148,000	160,551
PetroChina Co. Ltd., H shares	250,000	323,565
Phoenix Satellite Television Holdings Ltd.	798,000	237,318
Ping An Insurance (Group) Co. of China Ltd., H shares	94,500	763,494
Ports Design Ltd.	192,500	202,138

44	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GREATER CHINA FUND

June 30, 2012 (unaudited)	Shares	Value
People’s Republic of China (continued)
Tencent Holdings Ltd.	37,000	$1,092,657
Tingyi (Cayman Islands) Holding Corp.	72,000	185,688
Want Want China Holdings Ltd.	222,000	275,112

		11,162,208
Taiwan – 29.3%
Advanced Semiconductor Engineering, Inc.	226,589	186,004
Airtac International Group(1)	49,000	282,271
Bright Led Electronics Corp.	192,000	127,243
China Life Insurance Co. Ltd.	1,019,840	965,045
China Steel Corp.	289,200	272,219
Delta Electronics, Inc.	83,000	254,777
Evergreen Marine Corp.	466,897	254,006
Far Eastern Department Stores Ltd.	309,500	291,958
Hiwin Technologies Corp.	26,000	267,004
Hon Hai Precision Industry Co. Ltd.	250,700	758,003
HTC Corp.	14,700	194,084
Huaku Development Co. Ltd.(1)	89,604	218,882
Hung Poo Real Estate Development Corp.	171,588	144,825
MediaTek, Inc.	52,000	480,279
Phison Electronics Corp.	23,000	186,653
Sinyi Realty Co. Ltd.	124,800	178,398
Taiwan Fertilizer Co. Ltd.	69,000	159,433
Taiwan Semiconductor Manufacturing Co. Ltd.(1)	385,000	1,053,925

		6,275,009
Total Common Stocks (Cost $24,614,370)		21,026,957

	Principal Amount	Value
Repurchase Agreements – 1.4%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $305,000, due 7/2/2012(2)	$305,000	305,000
Total Repurchase Agreements (Cost $305,000)		305,000
Total Investments - 99.4% (Cost $24,919,370)		21,331,957
Other Assets, Net - 0.6%		130,545
Total Net Assets - 100.0%		$21,462,502

(1)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	45

SCHEDULE OF INVESTMENTS — RS GREATER CHINA FUND

(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.50%	6/30/2017	$312,788

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2		Level 3	Total

Common Stocks	$1,166,723	$19,860,234	*	$—	$21,026,957

Repurchase Agreements	—	305,000		—	305,000

Total	$1,166,723	$20,165,234		$—	$21,331,957

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

46	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

www.RSinvestments.com	47

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of June 30, 2012 (unaudited)	RS International Growth
Assets
Investments, at value	$610,475,150
Cash and cash equivalents	420
Foreign currency, at value	143,582
Receivable for fund shares subscribed	2,610,828
Dividends/interest receivable	689,472
Receivable for investments sold	202,917

Total Assets	614,122,369

Liabilities
Payable for investments purchased	3,255,917
Payable for fund shares redeemed	1,242,178
Payable to adviser	379,437
Payable to distributor	2,961
Accrued trustees’ fees	622
Unrealized depreciation for open forward currency contracts	—
Accrued foreign capital gains tax	—
Accrued expenses/other liabilities	140,315

Total Liabilities	5,021,430

Total Net Assets	$609,100,939

Net Assets Consist of:
Paid-in capital	$616,769,236
Accumulated undistributed net investment income/(loss)	6,605,508
Accumulated net realized loss from investments and foreign currency transactions	(7,518,149)
Net unrealized appreciation/(depreciation) on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	(6,755,656)

Total Net Assets	$609,100,939

Investments, at Cost	$617,202,641

Foreign Currency, at Cost	$143,833

Pricing of Shares
Net Assets:
Class A	$30,466,523
Class C	2,110,737
Class K	4,102,371
Class Y	572,421,308
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	1,900,188
Class C	149,885
Class K	263,395
Class Y	35,695,458
Net Asset Value Per Share:
Class A	$16.03
Class C	14.08
Class K	15.57
Class Y	16.04
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$16.83

48	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Emerging Markets	RS Global Growth	RS Greater China

$1,669,201,173	$24,874,449	$21,331,957
760	186	666
887,057	230,100	63,458
3,260,082	—	—
5,759,960	50,687	139,928
12,700,435	32,847	—

1,691,809,467	25,188,269	21,536,009

5,661,506	259,858	—
2,965,903	—	—
1,330,172	15,834	18,768
68,090	525	1,235
13,958	161	161
—	9	—
2,115,710	—	—
304,380	14,290	53,343

12,459,719	290,677	73,507

$1,679,349,748	$24,897,592	$21,462,502

$1,611,937,563	$26,451,192	$25,944,683
(16,030,164)	233,673	119,929

(134,543,340)	(817,086)	(1,014,989)

217,985,689	(970,187)	(3,587,121)

$1,679,349,748	$24,897,592	$21,462,502

$1,448,713,246	$25,845,922	$24,919,370

$887,866	$225,661	$63,277

$823,589,074	$8,310,266	$7,671,488
56,792,836	3,725,278	3,310,715
36,426,139	3,686,060	3,311,622
762,541,699	9,175,988	7,168,677

37,343,164	897,110	927,940
3,083,823	406,107	402,220
1,717,630	400,000	401,301
34,465,378	987,275	865,975

$22.05	$9.26	$8.27
18.42	9.17	8.23
21.21	9.22	8.25
22.12	9.29	8.28
4.75%	4.75%	4.75%
$23.15	$9.73	$8.68

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	49

FINANCIAL INFORMATION

Statements of Operations For the Six-Month Period Ended June 30, 2012 (unaudited)	RS International Growth
Investment Income
Dividends	$9,080,282
Interest	649
Withholding taxes on foreign dividends	(770,179)

Total Investment Income	8,310,752

Expenses
Investment advisory fees	2,291,733
Transfer agent fees	392,339
Custodian fees	100,237
Distribution fees	64,315
Registration fees	50,777
Administrative service fees	29,526
Professional fees	27,756
Shareholder reports	20,742
Trustees’ fees	11,446
Insurance expense	2,305
Other expenses	5,391

Total Expenses	2,996,567

Less: Fee waiver by distributor	—

Total Expenses, Net	2,996,567

Net Investment Income	5,314,185

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Foreign Currency Transactions and Foreign Capital Gain Tax
Net realized loss from investments	(1,744,032)
Net realized loss from foreign currency transactions	(53,572)
Net change in unrealized appreciation/depreciation on investments	13,451,695
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(41,778)
Net change in accrued foreign capital gains tax	(60)

Net Gain on Investments, Foreign Currency Transactions and Foreign Capital Gain Tax	11,612,253

Net Increase in Net Assets Resulting from Operations	$16,926,438

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Emerging Markets	RS Global Growth	RS Greater China

$18,599,438	$462,383	$320,746
2,187	31	17
(1,547,409)	(29,055)	(17,164)

17,054,216	433,359	303,599

8,761,176	106,234	120,726
1,234,224	21,186	20,917
474,628	28,067	22,433
1,612,341	44,109	37,632
71,803	25,684	25,614
102,283	1,589	1,222
89,842	14,206	14,060
114,768	4,957	4,723
39,744	607	481
24,834	299	284
19,907	283	305

12,545,550	247,221	248,397

—	(55,840)	(46,477)

12,545,550	191,381	201,920

4,508,666	241,978	101,679

(50,491,217)	(619,522)	(368,930)
(1,682,509)	(15,648)	(1,048)
114,178,506	1,789,805	2,102,837

364,552	2,262	(4)
(1,814,951)	—	—

60,554,381	1,156,897	1,732,855

$65,063,047	$1,398,875	$1,834,534

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

FINANCIAL INFORMATION

Statements of Changes in Net Assets Six-month-ended numbers are unaudited	RS International Growth

	For the Six Months Ended 6/30/12	For the Year Ended 12/31/11

Operations
Net investment income	$5,314,185	$912,259
Net realized gain/(loss) from investments and foreign currency transactions	(1,797,604)	1,723,611
Net change in unrealized appreciation/depreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	13,409,857	(32,816,751)

Net Increase/(Decrease) in Net Assets Resulting from Operations	16,926,438	(30,180,881)

Distributions to Shareholders
Net investment income
Class A	—	(7,018)
Class B*	—	(128)
Class C	—	(416)
Class K	—	(1,067)
Class Y	—	(1,270,316)

Total Distributions	—	(1,278,945)

Capital Share Transactions
Proceeds from sales of shares	160,299,772	494,428,039
Reinvestment of distributions	—	822,894
Cost of shares redeemed	(58,867,395)	(57,259,521)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	101,432,377	437,991,412
Increase from Regulatory Settlements	—	1,456,522

Net Increase/(Decrease) in Net Assets	118,358,815	407,988,108

Net Assets
Beginning of period	490,742,124	82,754,016

End of period	$609,100,939	$490,742,124

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$6,605,508	$1,291,323

Other Information:
Shares
Sold	9,718,007	30,685,506
Reinvested	—	55,048
Redeemed	(3,557,756)	(3,645,208)

Net Increase/(Decrease)	6,160,251	27,095,346

*	Effective February 17, 2012, all Class B shares were converted into Class A shares.
(1)	Commenced operations on May 17, 2011.

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Emerging Markets		RS Global Growth		RS Greater China

For the Six Months Ended 6/30/12	For the Year Ended 12/31/11	For the Six Months Ended 6/30/12	For the Period Ended 12/31/11(1)	For the Six Months Ended 6/30/12	For the Period Ended 12/31/11(1)

$4,508,666	$5,836,160	$241,978	$26,785	$101,679	$142,291
(52,173,726)	(33,458,556)	(635,170)	(260,515)	(369,978)	(666,576)
112,728,107	(418,120,955)	1,792,067	(2,762,254)	2,102,833	(5,689,954)

65,063,047	(445,743,351)	1,398,875	(2,995,984)	1,834,534	(6,214,239)

—	—	—	—	—	(50,272)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	(9,520)
—	—	—	—	—	(63,627)

—	—	—	—	—	(123,419)

409,089,679	630,563,495	1,807,136	28,783,613	1,356,785	25,687,499
—	—	—	—	—	123,412
(370,879,637)	(793,951,354)	(4,046,267)	(49,781)	(1,029,294)	(172,776)

38,210,042	(163,387,859)	(2,239,131)	28,733,832	327,491	25,638,135
—	—	—	—	—	—

103,273,089	(609,131,210)	(840,256)	25,737,848	2,162,025	19,300,477

1,576,076,659	2,185,207,869	25,737,848	—	19,300,477	—

$1,679,349,748	$1,576,076,659	$24,897,592	$25,737,848	$21,462,502	$19,300,477

$(16,030,164)	$(20,538,830)	$—	$(8,305)	$—	$—

$—	$—	$233,673	$—	$119,929	$18,250

17,055,871	26,103,677	187,897	2,935,170	155,661	2,575,726
—	—	—	—	—	16,893
(15,634,265)	(33,453,263)	(427,035)	(5,540)	(129,143)	(21,701)

1,421,606	(7,349,586)	(239,138)	2,929,630	26,518	2,570,918

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past six reporting periods (or, if shorter, the period since inception of each Fund’s share class). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gain/ (Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
RS International Growth Fund

Class A
Six Months Ended 6/30/12[1]	$15.44	$0.13	[2]	$0.46	$0.59	$—	$—	$—	$—
Year Ended 12/31/11	17.79	0.14	[2]	(2.61)	(2.47)	— [3]	—	—	— [3]
Year Ended 12/31/10	15.73	0.07	[2]	2.32	2.39	(0.37)	—	—	(0.37)
Year Ended 12/31/09	11.59	0.09	[2]	3.85	3.94	—	—	—	—
Year Ended 12/31/08	20.70	0.27		(9.22)	(8.95)	(0.14)	—	(0.02)	(0.16)
Year Ended 12/31/07	18.59	0.18		2.44	2.62	(0.51)	—	—	(0.51)

Class C
Six Months Ended 6/30/12[1]	$13.61	$0.06	[2]	$0.41	$0.47	$—	$—	$—	$—
Year Ended 12/31/11	15.79	0.04	[2]	(2.34)	(2.30)	— [3]	—	—	— [3]
Year Ended 12/31/10	14.03	(0.05)[2]		2.06	2.01	(0.29)	—	—	(0.29)
Year Ended 12/31/09	10.41	—	[2,3]	3.42	3.42	—	—	—	—
Year Ended 12/31/08	18.60	0.12		(8.25)	(8.13)	(0.04)	—	(0.02)	(0.06)
Year Ended 12/31/07	16.76	—		2.23	2.23	(0.39)	—	—	(0.39)

Class K
Six Months Ended 6/30/12[1]	$15.03	$0.09	[2]	$0.45	$0.54	$—	$—	$—	$—
Year Ended 12/31/11	17.39	0.10	[2]	(2.58)	(2.48)	— [3]	—	—	— [3]
Year Ended 12/31/10	15.41	—	[2,3]	2.26	2.26	(0.32)	—	—	(0.32)
Year Ended 12/31/09	11.37	0.06	[2]	3.78	3.84	—	—	—	—
Year Ended 12/31/08	20.31	0.21		(9.04)	(8.83)	(0.09)	—	(0.02)	(0.11)
Year Ended 12/31/07	18.25	0.05		2.44	2.49	(0.43)	—	—	(0.43)

Class Y
Six Months Ended 6/30/12[1]	$15.42	$0.15	[2]	$0.47	$0.62	$—	$—	$—	$—
Year Ended 12/31/11	17.76	0.06	[2]	(2.47)	(2.41)	(0.05)	—	—	(0.05)
Year Ended 12/31/10	15.84	(0.04)[2]		2.36	2.32	(0.44)	—	—	(0.44)
Period From 3/10/09[8] to 12/31/09[1]	9.20	(0.26)[2]		6.70	6.44	—	—	—	—
See notes to Financial Highlights on page 61.

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[4]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[5]		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[5]		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$16.03	3.82%		$30,467	1.29%		1.29%		1.57%		1.57%		9%
0.12	15.44	(13.19)%	[6]	29,807	1.40%		1.42%		0.82%		0.80%		15%
0.04	17.79	15.50%	[6]	32,556	1.54%		1.60%		0.45%		0.39%		23%
0.20	15.73	35.72%	[6]	28,303	1.73%		1.75%		0.71%		0.69%		99%
—	11.59	(43.23)%		23,622	1.50%		1.50%		1.42%		1.42%		35%
—	20.70	14.17%		48,629	1.52%	[7]	1.52%		0.65%		0.65%		25%

$—	$14.08	3.45%		$2,111	2.07%		2.07%		0.88%		0.88%		9%
0.12	13.61	(13.78)%	[6]	1,600	2.14%		2.14%		0.26%		0.26%		15%
0.04	15.79	14.61%	[6]	10,124	2.30%		2.30%		(0.32)%		(0.32)%		23%
0.20	14.03	34.77%	[6]	8,040	2.43%		2.43%		(0.02)%		(0.02)%		99%
—	10.41	(43.68)%		5,946	2.23%		2.23%		0.66%		0.66%		35%
—	18.60	13.37%		10,317	2.24%		2.24%		(0.10)%		(0.10)%		25%

$—	$15.57	3.59%		$4,102	1.73%		1.73%		1.11%		1.11%		9%
0.12	15.03	(13.55)%	[6]	4,132	1.78%		1.78%		0.59%		0.59%		15%
0.04	17.39	14.95%	[6]	17,234	1.95%		1.95%		0.03%		0.03%		23%
0.20	15.41	35.53%	[6]	14,790	1.96%		2.12%		0.45%		0.29%		99%
—	11.37	(43.45)%		10,896	1.85%		1.86%		1.04%		1.03%		35%
—	20.31	13.71%		17,633	1.96%		1.96%		0.17%		0.17%		25%

$—	$16.04	4.02%		$572,421	1.02%		1.02%		1.88%		1.88%		9%
0.12	15.42	(12.90)%	[6]	454,722	1.04%		1.04%		0.38%		0.38%		15%
0.04	17.76	14.93%	[6]	22,179	1.16%		1.16%		(0.22)%		(0.22)%		23%
0.20	15.84	72.17%	[6]	76	3.69%	[9]	3.69%	[9]	(2.21)%	[9]	(2.21)%	[9]	99%

See notes to Financial Highlights on page 61.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/ (Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Emerging Markets Fund
Class A
Six Months Ended 6/30/12[1]	$21.13	$0.05 [2]	$0.87	$0.92	$—	$—	$—
Year Ended 12/31/11	26.74	0.07 [2]	(5.68)	(5.61)	—	—	—
Year Ended 12/31/10	23.12	(0.01)[2]	4.18	4.17	(0.55)	—	(0.55)
Year Ended 12/31/09	12.14	(0.02)[2]	11.29	11.27	(0.29)	—	(0.29)
Year Ended 12/31/08	27.68	0.07	(15.49)	(15.42)	—	(0.12)	(0.12)
Year Ended 12/31/07	22.01	0.15	9.31	9.46	(0.35)	(3.44)	(3.79)

Class C
Six Months Ended 6/30/12[1]	$17.72	$(0.04)[2]	$0.74	$0.70	$—	$—	$—
Year Ended 12/31/11	22.59	(0.10)[2]	(4.77)	(4.87)	—	—	—
Year Ended 12/31/10	19.63	(0.15)[2]	3.52	3.37	(0.41)	—	(0.41)
Year Ended 12/31/09	10.35	(0.13)[2]	9.60	9.47	(0.19)	—	(0.19)
Year Ended 12/31/08	23.82	(0.01)	(13.34)	(13.35)	—	(0.12)	(0.12)
Year Ended 12/31/07	19.36	0.10	7.99	8.09	(0.19)	(3.44)	(3.63)

Class K
Six Months Ended 6/30/12[1]	$20.36	$0.01 [2]	$0.84	$0.85	$—	$—	$—
Year Ended 12/31/11	25.86	(0.02)[2]	(5.48)	(5.50)	—	—	—
Year Ended 12/31/10	22.41	(0.09)[2]	4.04	3.95	(0.50)	—	(0.50)
Year Ended 12/31/09	11.71	(0.07)[2]	10.86	10.79	(0.09)	—	(0.09)
Year Ended 12/31/08	26.79	—	(14.96)	(14.96)	—	(0.12)	(0.12)
Year Ended 12/31/07	21.40	0.12	8.93	9.05	(0.22)	(3.44)	(3.66)

Class Y
Six Months Ended 6/30/12[1]	$21.18	$0.09 [2]	$0.85	$0.94	$—	$—	$—
Year Ended 12/31/11	26.75	0.12 [2]	(5.69)	(5.57)	—	—	—
Year Ended 12/31/10	23.13	0.11 [2]	4.16	4.27	(0.65)	—	(0.65)
Period From 3/10/09[8] to 12/31/09[1]	10.88	— [2,3]	12.60	12.60	(0.35)	—	(0.35)

See notes to Financial Highlights on page 61.

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[4]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[5]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[5]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$22.05	4.35%	$823,589	1.48%	1.48%	0.40%	0.40%	31%
21.13	(20.98)%	919,103	1.49%	1.49%	0.27%	0.27%	44%
26.74	18.15%	1,393,971	1.56%	1.56%	(0.03)%	(0.03)%	41%
23.12	92.96%	1,174,248	1.61%	1.61%	(0.10)%	(0.10)%	61%
12.14	(55.70)%	362,998	1.58%	1.58%	0.41%	0.41%	82%
27.68	43.72%	356,732	1.59%	1.59%	0.72%	0.72%	49%

$18.42	3.95%	$56,793	2.27%	2.27%	(0.37)%	(0.37)%	31%
17.72	(21.56)%	62,237	2.26%	2.26%	(0.50)%	(0.50)%	44%
22.59	17.26%	104,109	2.31%	2.31%	(0.75)%	(0.75)%	41%
19.63	91.61%	80,180	2.34%	2.34%	(0.86)%	(0.86)%	61%
10.35	(56.04)%	28,897	2.31%	2.31%	(0.33)%	(0.33)%	82%
23.82	42.64%	50,031	2.33%	2.33%	0.08%	0.08%	49%

$21.21	4.17%	$36,426	1.85%	1.85%	0.08%	0.08%	31%
20.36	(21.27)%	36,423	1.87%	1.87%	(0.09)%	(0.09)%	44%
25.86	17.71%	46,882	1.92%	1.92%	(0.38)%	(0.38)%	41%
22.41	92.21%	24,569	1.95%	1.95%	(0.40)%	(0.40)%	61%
11.71	(55.83)%	23,087	1.94%	1.94%	0.01%	0.01%	82%
26.79	43.06%	48,668	2.02%	2.02%	0.43%	0.43%	49%

$22.12	4.44%	$762,542	1.27%	1.27%	0.77%	0.77%	31%
21.18	(20.82)%	554,099	1.32%	1.32%	0.49%	0.49%	44%
26.75	18.57%	633,433	1.19%	1.19%	0.47%	0.47%	41%
23.13	115.89%	53,546	1.22%	1.22%	0.02%	0.02%	61%

See notes to Financial Highlights on page 61.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/ (Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Global Growth Fund
Class A
Six Months Ended 6/30/12[1]	$8.79	$0.09[2]	$0.38	$0.47	$—	$—	$—
Period From 5/16/11[8] to 12/31/11[1]	10.00	0.02[2]	(1.23)	(1.21)	—	—	—

Class C
Six Months Ended 6/30/12[1]	$8.74	$0.05[2]	$0.38	$0.43	$—	$—	$—
Period From 5/16/11[8] to 12/31/11[1]	10.00	(0.03)[2]	(1.23)	(1.26)	—	—	—

Class K
Six Months Ended 6/30/12[1]	$8.76	$0.07[2]	$0.39	$0.46	$—	$—	$—
Period From 5/16/11[8] to 12/31/11[1]	10.00	(0.01)[2]	(1.23)	(1.24)	—	—	—

Class Y
Six Months Ended 6/30/12[1]	$8.81	$0.10[2]	$0.38	$0.48	$—	$—	$—
Period From 5/16/11[8] to 12/31/11[1]	10.00	0.03[2]	(1.22)	(1.19)	—	—	—

RS Greater China Fund
Class A
Six Months Ended 6/30/12[1]	$7.51	$0.04[2]	$0.72	$0.76	$—	$—	$—
Period From 5/16/11[8] to 12/31/11[1]	10.00	0.06[2]	(2.49)	(2.43)	(0.06)	—	(0.06)

Class C
Six Months Ended 6/30/12[1]	$7.50	$0.01[2]	$0.72	$0.73	$—	$—	$—
Period From 5/16/11[8] to 12/31/11[1]	10.00	—[2,3]	(2.50)	(2.50)	—	—	—

See notes to Financial Highlights on page 61.

58	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[4]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[5]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[5]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$9.26	5.35%	$8,310	1.40%	1.82%	1.87%	1.45%	15%
8.79	(12.10)%	11,211	1.40%	1.78%	0.27%	(0.11)%	9%

$9.17	4.92%	$3,726	2.15%	2.57%	1.10%	0.68%	15%
8.74	(12.60)%	3,508	2.31%	2.69%	(0.60)%	(0.98)%	9%

$9.22	5.25%	$3,686	1.75%	2.17%	1.51%	1.09%	15%
8.76	(12.40)%	3,505	1.90%	2.28%	(0.19)%	(0.57)%	9%

$9.29	5.45%	$9,176	1.04%	1.46%	2.22%	1.80%	15%
8.81	(11.90)%	7,514	1.10%	1.48%	0.61%	0.23%	9%

$8.27	10.12%	$7,671	1.75%	2.17%	1.03%	0.61%	11%
7.51	(24.32)%	6,784	1.75%	2.27%	1.20%	0.68%	9%

$8.23	9.73%	$3,311	2.54%	2.96%	0.21%	(0.21)%	11%
7.50	(25.00)%	3,017	2.98%	3.50%	(0.01)%	(0.53)%	9%

See notes to Financial Highlights on page 61.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	59

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/ (Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Greater China Fund — (continued)
Class K
Six Months Ended 6/30/12[1]	$7.51	$0.02[2]	$0.72	$0.74	$—	$—	$—
Period From 5/16/11[8] to 12/31/11[1]	10.00	0.03[2]	(2.50)	(2.47)	(0.02)	—	(0.02)

Class Y
Six Months Ended 6/30/12[1]	$7.51	$0.06[2]	$0.71	$0.77	$—	$—	$—
Period From 5/16/11[8] to 12/31/11[1]	10.00	0.08[2]	(2.50)	(2.42)	(0.07)	—	(0.07)

60	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[4]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[5]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[5]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$8.25	9.85%	$3,312	2.22%	2.64%	0.53%	0.11%	11%
7.51	(24.66)%	3,014	2.35%	2.87%	0.63%	0.11%	9%

$8.28	10.25%	$7,169	1.44%	1.86%	1.32%	0.90%	11%
7.51	(24.13)%	6,485	1.41%	1.93%	1.56%	1.04%	9%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Rounds to $0.00 per share.

[4]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[5]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[6]

Without the effect of the income from regulatory settlements, the total returns would have been for 2011 (13.49)%, (14.07)%, (13.86)%, and (13.16)%; for 2010 15.17%, 14.32%, 14.68%, and 14.93%; for 2009, 33.91%, 32.95%, 33.69%, and 69.89% for Class A, Class C, Class K and Class Y, respectively. The total return impact from regulatory settlements is calculated based on average shares outstanding for the period.

[7]	Includes effect of overdraft expenses. In absence of this expense, Net Ratio of Expenses to Average Net Assets would be 1.51%.

[8]	Inception date.

[9]	Ratios have been annualized using the period from May 23, 2009 through December 31, 2009, to reflect the initial date when significant capital shares were sold.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Notes to Financial Statements

June 30, 2012 (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to four series offered by the Trust: RS International Growth Fund, RS Emerging Markets Fund, RS Global Growth Fund and RS Greater China Fund (each a “Fund”, collectively the “Funds”). All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Funds offer Class A, C, K and Y shares. Prior to February 17, 2012, RS International Growth Fund and RS Emerging Markets Fund also offered Class B shares. As of the close of business on February 17, 2012, all outstanding Class B shares of each Fund were converted into Class A shares of the same Fund. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge, which is the price for all outstanding shares of a Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. (See Note 5e). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts.

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Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2012, the Funds had no securities classified as Level 3.

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. Transfers between Levels 1 and 2 related to certain exchange-traded foreign equity securities whose prices may have been affected by events occurring after the close of trading on the exchange and, as a result, whose values were determined by a pricing service using pricing models in accordance with methods approved by the Funds’ Board of Trustees. Transfers into and out of each level of the fair value hierarchy for the six months ended June 30, 2012, were as follows:

	Transfers into Level 1	Transfers (out) of Level 1	Transfers into Level 2	Transfers (out) of Level 2	Transfers into Level 3	Transfers (out) of Level 3
RS Global Growth Fund
Common Stocks	$—	$3,324,129	$3,324,129	$—	$—	$—

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Funds’ Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated

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by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2012, the Funds did not incur any such interest or penalties. RS International Growth Fund and RS Emerging Markets Fund are not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007. RS Global Growth Fund and RS Greater China Fund, which began operations during the tax year 2011, are subject to U.S. federal and state authority examination since inception.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

arise from the potential inability of a Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When a forward contract is closed, a Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Foreign Capital Gains Tax Gains realized by the Funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for non-U.S. taxes likely to be payable upon the sale of such securities.

g. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

h. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

i. Custody Credits The Funds have entered into an arrangement with their custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

j. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

k. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS International Growth Fund	0.80%
RS Emerging Markets Fund	1.00%
RS Global Growth Fund	0.80%
RS Greater China Fund	1.10%

RS Investments has entered into a Sub-Advisory Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by The Guardian Insurance & Annuity Company, Inc. (“GIAC”), a wholly owned subsidiary of Guardian Life and an affiliate of GIS, and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees to GBG at annual rates of 0.76%, 0.95%, 0.76% and 1.045% of the average daily net assets of RS International Growth Fund, RS Emerging Markets Fund, RS Global Growth Fund and RS Greater China Fund, respectively. Payment of the sub-investment advisory fees does not represent a separate or additional expense to the Funds. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Funds subject to the oversight and direction of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the rate of 0.32%, 0.50%, 0.35% and 0.50% of the average daily net assets of RS International Growth Fund, RS Emerging Markets Fund, RS Global Growth Fund and RS Greater China Fund, respectively is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fees does not represent a separate or additional expense to the Funds.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2013 to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to the following rates:

Fund	Expense Limitation
	Class A	Class B*	Class C	Class K	Class Y
RS International Growth Fund	1.40%	2.97%	2.65%	1.96%	1.15%
RS Emerging Markets Fund	1.65%	2.52%	2.45%	1.96%	—
*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2013 to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) for Class A shares to the rates shown in the table below and to limit the total annual fund operating expenses of each of the other classes of the Fund so that each of those classes benefits from a level of reimbursement (as expressed in basis points) that is the same as the level of reimbursement for Class A shares during the period.

Fund	Expense Limitation
RS Global Growth Fund, Class A	1.49%
RS Greater China Fund, Class A	1.75%

To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Funds or may reimburse expenses incurred by the Funds.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the six months ended June 30, 2012, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS International Growth Fund	Class A	0.25%	$ 39,928
	Class B*	1.00%	651
	Class C	1.00%	9,787
	Class K	0.65%	13,949
	Class Y	0.00%	—

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Fund		Annual Rate	Distribution Fees
RS Emerging Markets Fund	Class A	0.25%	$1,158,203
	Class B*	1.00%	5,928
	Class C	1.00%	321,908
	Class K	0.65%	126,302
	Class Y	0.00%	—
RS Global Growth Fund	Class A	0.25%	$ 13,145
	Class C	1.00%	18,803
	Class K	0.65%	12,161
	Class Y	0.00%	—
RS Greater China Fund	Class A	0.25%	$ 9,996
	Class C	1.00%	16,751
	Class K	0.65%	10,885
	Class Y	0.00%	—
*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the distribution plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the distribution plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated between RS Investments and GIS by mutual agreement. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of GIAC and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the six months ended June 30, 2012, PAS informed the Trust it received $1,183,957 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the six months ended June 30, 2012, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS International Growth Fund	$3,317
RS Emerging Markets Fund	1,973
RS Global Growth Fund	360
RS Greater China Fund	601

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the six months ended June 30, 2012, GIS received CDSL charges as follows:

Fund	CDSL
RS International Growth Fund	$723
RS Emerging Markets Fund	2,437
RS Global Growth Fund	—
RS Greater China Fund	—

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the period ended December 31, 2011, which is the most recently completed tax year, was as follows:

Fund	Ordinary Income
RS International Growth Fund	$1,278,945
RS Greater China Fund	123,419

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
RS International Growth Fund	$(6,550,608)	$1,924,953	$4,625,655
RS Emerging Markets Fund	(7,790,532)	10,629,888	(2,839,356)
RS Global Growth Fund	(43,509)	(35,090)	78,599
RS Greater China Fund	(20,943)	(622)	21,565

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The tax basis of distributable earnings as of December 31, 2011 was as follows:

Fund	Undistributed Ordinary Income
RS International Growth Fund	$1,555,423
RS Greater China Fund	18,250

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the period ended December 31, 2011, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS International Growth Fund	$3,522,923

See the chart below for capital loss carryovers available to the Funds at December 31, 2011.

	Expiring
Fund	2017	Unlimited Loss	Total
RS International Growth Fund	$3,434,797	$—	$3,434,797
RS Emerging Markets Fund	26,726,940	28,889,234	55,616,174
RS Global Growth Fund	—	126,092	126,092
RS Greater China Fund	—	620,498	620,498

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the period ended December 31, 2011, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS International Growth Fund	$421,476
RS Emerging Markets Fund	10,814,305
RS Global Growth Fund	54,823
RS Greater China Fund	24,513

b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at June 30, 2012, for each Fund is

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS International Growth Fund	$619,501,558	$(9,026,408)	$35,436,605	$(44,463,013)
RS Emerging Markets Fund	1,478,110,419	191,090,754	277,237,462	(86,146,708)
RS Global Growth Fund	25,937,356	(1,062,907)	1,492,671	(2,555,578)
RS Greater China Fund	24,922,814	(3,590,857)	582,830	(4,173,687)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including exchanges and conversions, in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS International Growth Fund

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	186,913	$3,125,681	600,167	$10,352,292
Shares from conversion of Class B shares*	28,745	497,621	—	—
Shares reinvested	—	—	450	6,741
Shares redeemed	(246,366)	(4,085,042)	(500,075)	(8,460,627)

Net increase/(decrease)	(30,708)	$(461,740)	100,542	$1,898,406

Class B
Shares sold	264	$3,627	6,917	$108,565
Shares converted to Class A shares*	(32,983)	(497,621)	—	—
Shares reinvested	—	—	9	121
Shares redeemed	(2,934)	(42,728)	(13,298)	(207,225)

Net decrease	(35,653)	$(536,722)	(6,372)	$(98,539)

Class C
Shares sold	43,663	$643,260	67,411	$1,004,229
Shares reinvested	—	—	27	355
Shares redeemed	(11,365)	(162,641)	(591,023)	(8,316,680)

Net increase/(decrease)	32,298	$480,619	(523,585)	$(7,312,096)

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RS International Growth Fund — continued

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class K
Shares sold	32,477	$523,081	93,691	$1,607,688
Shares reinvested	—	—	73	1,068
Shares redeemed	(44,022)	(705,749)	(809,717)	(12,690,251)

Net decrease	(11,545)	$(182,668)	(715,953)	$(11,081,495)

Class Y
Shares sold	9,425,945	$155,506,502	29,917,320	$481,355,265
Shares reinvested	—	—	54,489	814,609
Shares redeemed	(3,220,086)	(53,373,614)	(1,731,095)	(27,584,738)

Net increase	6,205,859	$102,132,888	28,240,714	$454,585,136

*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

RS Emerging Markets Fund

	For the Six Months Ended 6/30/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,980,590	$116,979,287	11,803,023	$287,515,137
Shares from conversion of Class B shares*	191,549	4,800,037	—	—
Shares redeemed	(11,316,306)	(273,123,213)	(20,450,866)	(497,118,022)

Net decrease	(6,144,167)	$(151,343,889)	(8,647,843)	$(209,602,885)

Class B
Shares sold	48	$920	3,852	$79,253
Shares converted to Class A shares*	(229,366)	(4,800,037)	—	—
Shares redeemed	(9,185)	(178,990)	(67,406)	(1,342,669)

Net decrease	(238,503)	$(4,978,107)	(63,554)	$(1,263,416)

Class C
Shares sold	15,744	$313,462	23,764	$494,684
Shares redeemed	(444,515)	(8,605,392)	(1,119,772)	(22,598,047)

Net decrease	(428,771)	$(8,291,930)	(1,096,008)	$(22,103,363)

Class K
Shares sold	243,131	$5,495,654	548,626	$12,551,466
Shares redeemed	(314,403)	(7,109,215)	(572,815)	(13,269,559)

Net decrease	(71,272)	$(1,613,561)	(24,189)	$(718,093)

Class Y
Shares sold	11,624,809	$281,500,319	13,724,412	$329,922,955
Shares redeemed	(3,320,490)	(77,062,790)	(11,242,404)	(259,623,057)

Net increase	8,304,319	$204,437,529	2,482,008	$70,299,898

*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Transactions in Capital Shares (continued)

RS Global Growth Fund

	For the Six Months Ended 6/30/12		For the Period Ended 12/31/11*
	Shares	Amount	Shares	Amount
Class A
Shares sold	47,578	$450,979	1,277,211	$12,210,895
Shares redeemed	(425,554)	(4,031,830)	(2,125)	(18,558)

Net increase/(decrease)	(377,976)	$(3,580,851)	1,275,086	$12,192,337

Class C
Shares sold	5,883	$56,157	401,397	$4,012,101
Shares redeemed	(1,163)	(11,581)	(10)	(99)

Net increase	4,720	$44,576	401,387	$4,012,002

Class K
Shares sold	—	$—	400,000	$4,000,001

Net increase	—	$—	400,000	$4,000,001

Class Y
Shares sold	134,436	$1,300,000	856,562	$8,560,616
Shares redeemed	(318)	(2,856)	(3,405)	(31,124)

Net increase	134,118	$1,297,144	853,157	$8,529,492

*	Inception date was May 16, 2011.

RS Greater China Fund

	For the Six Months Ended 6/30/12		For the Period Ended 12/31/11*
	Shares	Amount	Shares	Amount
Class A
Shares sold	96,388	$861,131	896,891	$8,913,328
Shares reinvested	—	—	6,876	50,265
Shares redeemed	(72,108)	(570,096)	(107)	(780)

Net increase	24,280	$291,035	903,660	$8,962,813

Class C
Shares sold	209	$1,898	402,011	$4,019,161

Net increase	209	$1,898	402,011	$4,019,161

Class K
Shares sold	—	$—	400,000	$4,000,001
Shares reinvested	—	—	1,301	9,520

Net increase	—	$—	401,301	$4,009,521

Class Y
Shares sold	59,064	$493,756	876,824	$8,755,009
Shares reinvested	—	—	8,716	63,627
Shares redeemed	(57,035)	(459,198)	(21,594)	(171,996)

Net increase	2,029	$34,558	863,946	$8,646,640

*	Inception date was May 16, 2011.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

b. Shareholder Concentration As of June 30, 2012, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS International Growth Fund	4	46.36%
RS Emerging Markets Fund	4	52.26%
RS Global Growth Fund	2	97.89%
RS Greater China Fund	1	96.90%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended June 30, 2012, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS International Growth Fund	$171,389,825	$48,417,453
RS Emerging Markets Fund	537,508,912	535,578,870
RS Global Growth Fund	4,045,559	5,921,122
RS Greater China Fund	2,621,245	2,364,366

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of RS Global Growth Fund’s derivative instruments categorized by risk exposure at June 30, 2012.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Forward Foreign Currency Contracts to Sell	Unrealized depreciation for open forward currency contracts*	$(9)
*	The cumulative appreciation/depreciation of forward foreign currency contracts is reported in the notes to the Schedule of Investments. See Note 1e for additional information on forward foreign currency contracts.

The following is a summary of the effect of RS Global Growth Fund’s foreign currency hedging activity on the Statement of Operations for the six months ended June 30, 2012.

Derivative Instrument Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Amount
Forward Foreign Currency Contracts	Net realized gain/(loss) from foreign currency transactions	$—
	Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	$(9)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

RS Global Growth Fund held forward currency contracts with an average monthly value of approximately $17,595 during the six months ended June 30, 2012. See page 42 for the Fund’s open forward foreign currency contracts as of June 30, 2012.

RS Global Growth Fund invested in forward foreign currency contract to hedge against movements in foreign currency exchange rates.

The Funds may, but will not necessarily enter into derivative transactions, such as forward foreign currency contracts to hedge foreign currency exposure or for other purposes.

c. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

d. Industry, Sector or Regional Concentration In their normal course of business, the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, the Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

Investing in a regionally concentrated mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to a broader geographical area. The political and economic conditions and changes in regulatory, tax or economic policy in a concentrated region could significantly affect the market in that region and in surrounding areas.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher and there may be delays in settlement procedures.

e. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 6 Temporary Borrowings

The Funds, with other funds managed by RS Investments, share in a $100 million committed revolving credit facility from State Street Bank and Trust Company for

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the six months ended June 30, 2012, the Funds which borrowed under the facility were as follows:

Fund	Amount Outstanding at 6/30/12	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS International Growth Fund	$—	$3,161,091	6	1.40%
RS Emerging Markets Fund	—	5,901,310	3	1.40%
RS Global Growth Fund	—	2,824,619	6	1.42%
*	For the six months ended June 30, 2012, based on the number of days borrowings were outstanding.

Note 7 Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no material events have occurred that require disclosure.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 9 New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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388 Market Street San Francisco CA 94111 www.RSinvestments.com | 800-766-3863	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

EB 015099 (06/12)

Item 2. Code of Ethics.

Not required.

Item 3. Audit Committee Financial Expert.

Not required.

Item 4. Principal Accountant Fees and Services.

Not required.

Item 5. Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Investment Trust

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: September 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: September 5, 2012

By (Signature and Title)*	/s/ Glen M. Wong
Glen M. Wong, Treasurer
(Principal Financial Officer)

Date: September 5, 2012